As filed with the Securities and Exchange Commission on January 9, 2004.

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-05632
                                                     ---------

                           Fremont Mutual Funds, Inc.
               (Exact name of registrant as specified in charter)

                          333 Market Street, Suite 2600
                             San Francisco, CA 94105
               (Address of principal executive offices) (Zip code)

                             Tina Thomas, Secretary
                           Fremont Mutual Funds, Inc.
                          333 Market Street, Suite 2600
                             San Francisco, CA 94105
                     (Name and address of agent for service)

                                    Copy to:
                            Robert A. Robertson, Esq.
                                   Dechert LLP
                        4675 MacArthur Court, Suite 1400
                          Newport Beach, CA 92660-8842

                                 (415) 284-8733
               Registrant's telephone number, including area code

Date of fiscal year end: October 31, 2003

Date of reporting period: October 31, 2003

ITEM 1. REPORT TO STOCKHOLDERS.
-------------------------------

[GRAPHIC]

"THE  STOCK  MARKET'S  RECOVERY...  HAS  CLEARLY  DEMONSTRATED  THE  VALUE  OF A
DISCIPLINED   LONG-TERM   INVESTMENT   STRATEGY  BUILT  AROUND  A  WELL-BALANCED
PORTFOLIO."

-- E. Douglas Taylor


FREMONT MUTUAL FUNDS, INC.
--------------------------------------------------------------------------------
                                                ANNUAL REPORT | OCTOBER 31, 2003

                                                  fremont
                                                     FREMONT INVESTMENT ADVISORS

A MESSAGE FROM E. DOUGLAS TAYLOR,
PRESIDENT & CEO OF FREMONT INVESTMENT ADVISORS
--------------------------------------------------------------------------------

Dear Fremont Fund Shareholders,

"It was the best of times, it was the worst of times..." These words from Charles Dickens' 1859 classic novel, A Tale of Two Cities, are analogous to America's mutual fund industry today. On one hand, mutual funds have arguably become the number one investment choice in our country. Mutual funds offer the potential for capital appreciation and income, diversification, professional management and reasonable cost.

On the other hand, the current mutual fund scandals have tarnished the mutual fund companies' reputation and undermined investor confidence and trust. For Fremont Investment Advisors, Inc. (FIA's) statement, please refer to the Fremont Funds' Web site. I am personally optimistic that these problems will be resolved and the industry will continue to be strong. Quick and direct action by regulators, supported by committed investment managers and dedicated, Boards of Directors, will help to repair any structural deficiencies and restore investor confidence.

Turning more directly towards your investments, late in 2003 the signs of recovery in the U.S. economy are becoming increasingly evident. Interest rates and inflation are low, while productivity gains are high, and although job growth is low, GDP in the third quarter of 2003 is surprisingly strong, up 8.2%. The good news for our investors is that world capital markets have been strong since the first quarter, with the U.S. stock market up over 21% through the first 10 months of the year, as measured by the S&P 500, while international markets (EAFE) are up nearly 26%. Further, I am pleased to report that five out of our six retail U.S. equity funds are up over 20% through October 31, with four besting the S&P 500 return for the same period.+ The stock market's recovery, coming after the greatest decline since the 1930s, is welcome and has clearly demonstrated the value of a disciplined long-term investment strategy built around a well-balanced portfolio.

You may recall that in January 2003, when I joined the firm, FIA announced that it would be sold within a year or so. That process is proceeding as planned, and it is expected that you will be hearing from us in the near future regarding our specific progress on that front. The management of FIA and the Fremont Funds' Board of Directors remain committed to protecting and growing your investment in our funds throughout the sale process.

As I write this letter, it is near Thanksgiving, one of my very favorite holidays. Thanksgiving is a time when we all pause to reflect and think of all the bounty that we have been given. As I do so, I am at once humbled and honored to live in a country where honesty and integrity are still revered. The great majority of us continue to strive for the higher ground in our personal and business dealings, reflecting the time-honored values of mutual trust, dedicated effort and personal discipline. May I wish you peace and prosperity in 2004 and beyond.

Sincerely,

/s/ E. Douglas Taylor

E. Douglas Taylor
President & CEO
Fremont Investment Advisors

[SIDEBAR]

[PHOTO]

"THE  STOCK  MARKET'S  RECOVERY...  HAS  CLEARLY  DEMONSTRATED  THE  VALUE  OF A
DISCIPLINED   LONG-TERM   INVESTMENT   STRATEGY  BUILT  AROUND  A  WELL-BALANCED
PORTFOLIO."

[END SIDEBAR]

+ For fund performance, please see individual fund pages that follow. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. Investment returns and principal value will fluctuate so that an investor's shares when redeemed, may be worth more or less than their original cost.

TABLE OF CONTENTS
--------------------------------------------------------------------------------

FUND PROFILES AND LETTERS TO SHAREHOLDERS
Fremont Global Fund                                                            2
Fremont International Growth Fund                                              4
Fremont Large Cap Value Fund (formerly Fremont New Era Value Fund)             6
Fremont Large Cap Growth Fund (formerly Fremont New Era Growth Fund)           8
Fremont Structured Core Fund                                                  10
Fremont U.S. Small Cap Fund                                                   12
Fremont U.S. Micro-Cap Fund                                                   14
Fremont Real Estate Securities Fund                                           16
Fremont Bond Fund                                                             18
Fremont California Intermediate Tax-Free Fund                                 20
Fremont Money Market Fund                                                     22

REPORT OF INDEPENDENT AUDITORS                                                25

SCHEDULES OF INVESTMENTS IN SECURITIES AND NET ASSETS
Fremont Global Fund                                                           26
Fremont International Growth Fund                                             35
Fremont Large Cap Value Fund                                                  36
Fremont Large Cap Growth Fund                                                 38
Fremont Structured Core Fund                                                  39
Fremont U.S. Small Cap Fund                                                   41
Fremont U.S. Micro-Cap Fund                                                   43
Fremont Real Estate Securities Fund                                           45
Fremont Bond Fund                                                             46
Fremont California Intermediate Tax-Free Fund                                 51
Fremont Money Market Fund                                                     53
Notes to Schedules of Investments in Securities and Net Assets,
  Portfolio Abbreviations and Currency Abbreviations                          56
Country Diversification                                                       57

COMBINED FINANCIAL STATEMENTS
Statements of Assets and Liabilities                                          58
Statements of Operations                                                      62
Statements of Changes in Net Assets                                           66

FINANCIAL HIGHLIGHTS                                                          72

NOTES TO FINANCIAL STATEMENTS                                                 79

TAX DESIGNATION                                                               89

DIRECTORS AND OFFICERS                                                        90

This report was prepared for the shareholders of the Fremont Funds. The report is authorized for distribution to prospective investors in the Funds only when it is preceded or accompanied by a currently effective prospectus. Read the prospectus carefully before investing. The managers' views expressed herein are subject to change at any time. This report does not offer for sale or solicit orders to buy any security.

Fund holdings and sector allocations are subject to change at any time and should not be considered a recommendation to buy or sell any security.

FREMONT GLOBAL FUND
--------------------------------------------------------------------------------

The Fremont Asset Allocation
Committee, Portfolio Managers
Fremont Investment Advisors, Inc.

[PHOTOS]

E. Douglas Taylor, Sandie Kinchen,
Al Kirschbaum

FUND PROFILE

FREMONT GLOBAL FUND OFFERS INVESTORS A BALANCED APPROACH TO GLOBAL INVESTING. THE FUND MANAGEMENT TEAM UNDERSTANDS THE REWARD POTENTIAL AND, PERHAPS MORE
IMPORTANTLY, THE RISKS IN GLOBAL FINANCIAL MARKETS. THROUGH COUNTRY DIVERSIFICATION, PRUDENT ALLOCATION BETWEEN STOCKS, BONDS AND CASH, AND DISCIPLINED SECURITIES SELECTION, THE FUND SEEKS TO MAXIMIZE TOTAL RETURN (INCLUDING INCOME AND CAPITAL GAINS) WHILE REDUCING RISK BY INVESTING IN MULTIPLE CATEGORIES OF U.S. AND FOREIGN SECURITIES.

     THE FUND'S PORTFOLIO MANAGEMENT TEAM EMPLOYS A THREE-STEP INVESTMENT PROCESS. FIRST, FUND MANAGEMENT DEVELOPS GLOBAL ECONOMIC AND FINANCIAL
FORECASTS.  NEXT,  FINANCIAL  MARKET  DATA IS  EXAMINED  TO  DETERMINE  THE MOST
ADVANTAGEOUS MIX OF STOCKS, BONDS AND CASH. FINALLY, EACH PORTFOLIO MANAGER SELECTS INDIVIDUAL SECURITIES BASED ON INTENSIVE QUANTITATIVE AND FUNDAMENTAL ANALYSIS.

TO OUR SHAREHOLDERS

For the six months ended October 31, 2003, the Fremont Global Fund returned 13.24% compared to the Lipper Global Flexible Fund Average's 16.13% gain. For the twelve months ended on the same date, the Fund returned 18.94% versus the Lipper peer group's 22.14% gain.

     The Fund's slight overweighting in domestic and international equities was a modest performance plus as global equities markets rallied strongly in the second half of fiscal 2003. However, our significant underweighting in Japan, one of the world's best performing stock markets during this reporting period, had a negative impact on our international equities portfolio's returns relative to the MSCI EAFE Index. Due to our 18% weighting in inflation-linked bonds, which outperformed nominal Treasuries, our commitment to corporate bonds, and the fact that our relatively unhedged portfolios benefited from the dollar's decline against most foreign currencies, our global fixed income portfolios significantly outperformed their benchmarks. Our underweighting in Japanese bonds, which performed quite poorly, also enhanced relative returns.

     At the close of fiscal 2003, the Fund was modestly overweighted U.S. equities (56.1% versus a neutral 55%) and international equities (10.3% versus a neutral 10%). It was underweighted global fixed income (32% versus a neutral 33%). The remaining 1.6% was in cash equivalents.

     The U.S. economy is finally gaining momentum. Second quarter GDP growth came in at a surprisingly strong 3.3% and, according to preliminary numbers, (quarterly GDP growth reports are often revised several times), the economy grew by a whopping 8.2% in the third quarter--well above most everyone's expectations. We can probably expect fourth quarter GDP growth to surprise on the high side as well, but not match the third quarter's impressive number. We believe the economy's second half 2003 growth spurt is partly the result of rebuilding inventories, which in response to uncertainty over Iraq, had been drawn down to historically low levels in the second quarter. Once the shelves are re-stocked, we expect economic growth to slow significantly.

     Looking ahead to 2004, the economic bulls are assuming that consumer spending will remain at current levels and capital spending, which has trended higher over the last several months, will accelerate. We think the consumer will live up to his/her end of the bargain, but doubt capital spending will make as big a contribution as some expect. Lower mortgage payments and the cut in tax rates should continue to provide some support to the consumer. With productivity growth nearing its peak of 8%, we are starting to see improvements in job growth, another plus for consumer spending. However, in the area of business investments, much of the increase in recent months has come from information technology upgrades that had been deferred for several years as the economy treaded water and corporate America tightened its purse strings. Technology spending may continue to trend higher over the next year. However, with the current high level of excess capacity in many industries, we believe the increase in capital spending as a whole will be modest. Our conclusion is that 2004 economic growth will decelerate from the third and fourth quarter levels. Since the U.S. economy is the driver of global growth, we expect international economies to remain on a relatively slow growth path as well.

     This economic outlook is reflected in our current perspective on the equity markets. We believe that third and fourth quarter earnings will meet consensus expectations, helping stocks continue to make decent progress. However, looking farther ahead to 2004, earnings comparisons are going to be a lot tougher, particularly if economic growth slows. Although we think most stocks are still reasonably priced, we are concerned about the excessive valuations in some sectors, particularly technology. If technology stock earnings don't meet what

2  FREMONT MUTUAL FUNDS
we believe are increasingly optimistic expectations, the tech rally could stall, putting pressure on the broad market.

     Given our moderately positive economic outlook, we think interest rates may trend higher over the next six months. However, with the Fed not likely to raise short-term interest rates and our expectation of very little inflationary pressure, we think any increase will be limited. We are keeping our fixed income portfolio's duration slightly shorter than the benchmark. We favor inflation-linked government bonds over traditional government securities and expect them to continue to outperform even in a low inflation environment. We believe corporate bonds will continue to benefit from improving credit quality. Although the European Central Bank has room to cut interest rates to stimulate the economy, with inflation around the 2% target, we think they will be reluctant to make a move. So, European government bonds will likely trade in their current range. However, European bond returns should continue to be enhanced by a gradually strengthening euro versus the dollar.

Sincerely,

/s/ E. Douglas Taylor   /s/ Sandie Kinchen,
/s/ Al Kirschbaum

Fremont Investment Advisors

FREMONT GLOBAL FUND
GEOGRAPHIC DIVERSIFICATION
AS OF 10/31/03
--------------------------------------------------------------------------------

[MAP]

United States                       67.0%
Emerging Markets-Latin America       0.7%
Canada                               3.0%
Europe                              24.4%
Middle East                          0.5%
Africa                               0.1%
Japan                                1.7%
Pacific Rim (Excluding Japan)        2.6%

ANNUAL RETURNS                     TOP TEN HOLDINGS

11/01/93-10/31/94        +1.74%    U.S. Treasury Inflation Indexed Bond,
11/01/94-10/31/95       +12.78%      3.500%, 01/15/11 ..................    2.6%
11/01/95-10/31/96       +13.72%    U.S. Treasury Inflation Indexed Bond,
11/01/96-10/31/97       +13.01%      3.875%, 04/15/29 ..................    2.6%
11/01/97-10/31/98        +3.62%    Government of France, 3.000%, 07/25/09   2.0%
11/01/98-10/31/99       +17.37%    Government of France, 3.000%, 07/25/12   1.6%
11/01/99-10/31/00        +8.86%    U.K Gilt, 2.500%, 07/26/16 ........      1.5%
11/01/00-10/31/01       -17.77%    General Electric Co. ..............      1.3%
11/01/01-10/31/02        -9.85%    Wells Fargo & Co. .................      1.2%
11/01/02-10/31/03       +18.94%    Microsoft Corp. ...................      1.2%
                                   Citigroup, Inc. ...................      1.2%
                                   U.K Gilt, 2.500%, 07/17/24 ........      1.1%
                                                       TOTAL               16.3%

--------------------------------------------------------------------------------
GROWTH OF $10,000(1)

[GRAPH]

S&P 500 Index** ($26,996)

Citigroup Non-US Govt. Bond Index (formerly Salomon Non-US Govt.
  Bond Index) (Currency Hedged)** ($21,180)

Lehman Bros. Intermediate Govt./ Credit Bond Index** ($18,776)

Fremont Global Fund ($17,229)

MSCI EAFE Index** ($13,761)
--------------------------------------------------------------------------------

AVERAGE ANNUAL RETURNS FOR PERIODS ENDED 10/31/03

                                          1 Year      5 Years      10 Years
--------------------------------------------------------------------------------
Fremont Global Fund                       18.94%        2.42%        5.59%
Citigroup Non-US Govt. Bond Index         17.75%        3.95%        6.08%
Lehman Bros. Intermediate Govt./
  Corp. Bond Index                         5.41%        6.52%        6.50%
S&P 500 Index                             20.82%        0.54%       10.43%
MSCI EAFE Index                           27.03%       -0.20%        3.24%
Lipper Global Flexible Fund Average       22.14%        4.57%        7.47%

(1) Assumes initial investment of $10,000 on October 31, 1993. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. Investment return and principal value will fluctuate so that an investor's shares when redeemed, may be worth more or less than their original cost. All performance figures assume the reinvestment of dividends and capital gains. Management fees and other expenses are not incorporated in the S&P 500 Index, the Citigroup Non-U.S. Government Bond Index (currency hedged), the Lehman Brothers Intermediate Government/Corporate Bond Index, the Morgan Stanley Capital International EAFE Index, or the Lipper Global Flexible Fund Average.

International   investing   presents  certain  risks  such  as  changing  market
conditions, currency fluctuations, and economic and political instability.

** See definitions on page 24.

                                                         FREMONT MUTUAL FUNDS  3

FREMONT INTERNATIONAL GROWTH FUND
--------------------------------------------------------------------------------

Portfolio Management Team
Jarislowsky Fraser Limited

[PHOTOS]

David (Kim) Kertland and Michel Brutti

FUND PROFILE

NOW UNDER THE STEWARDSHIP OF JARISLOWSKY FRASER LIMITED (JFL), THE FREMONT INTERNATIONAL GROWTH FUND IS A DIVERSIFIED PORTFOLIO OF INTERNATIONAL LARGE CAPITALIZATION EQUITIES BELIEVED TO HAVE SUPERIOR CAPITAL APPRECIATION POTENTIAL. HEADQUARTERED IN MONTREAL, CANADA, JFL HAS BEEN INVESTING IN THE GLOBAL EQUITIES MARKETS SINCE 1966. ITS 28 INVESTMENT PROFESSIONALS HAVE AN AVERAGE OF 18 YEARS EXPERIENCE. JFL'S INVESTMENT PROCESS IS BEST DESCRIBED AS A DISCIPLINED, VALUE CONSCIOUS APPROACH TO THE INTERNATIONAL LARGE CAP GROWTH STOCK MARKET.

TO OUR SHAREHOLDERS

For the six- and twelve-month periods ended October 31, 2003, the Fremont International Growth Fund gained 18.20% and 16.19% compared to the Morgan Stanley Capital International Europe, Australasia, and Far East (MSCI EAFE) Index's 24.77% and 27.03% advance.

     International equity markets have rebounded strongly over the past six months, following the start of the Iraq war. Improving economic conditions in the U.S. led to strong gains, particularly in the most cyclical areas of the global markets, although there remain indications that the recovery is not broadly based. The improvement in the U.S. economy comes as a direct result of tax cuts, low interest rates and increased military and other spending pushed through by the Bush administration. In our opinion, the stimulus is likely to be short-lived, and is part of an overall goal of re-election in November 2004. At the start of the Bush presidency, the U.S. showed a budget surplus of $200 billion. As we speak there has been a 180-degree turn, and there is now a deficit approaching $500 billion.

     The world cannot continue to rely on the U.S. economy to drive global growth. While total U.S. spending has continued to look strong, investment spending has collapsed, and the consumer has levered up in order to maintain consumption. Eventually, interest rates will rise, and both consumers and governments will have to stop spending. It is this prospect that brings caution to the global economic outlook. If the U.S. economy falters, other economies must fill the void. Today, unfortunately, both the euro zone and Japanese economy continue to struggle.

     Nevertheless, investors have recently favored the Japanese equity market, pushing valuations of Japanese stocks to high levels relative to European or even American stock markets. Since March 2003, the Japanese equity market has had a strong rebound, partly due to a better global economic environment and improved corporate earnings. This has led foreign investors to move back into this market. As bottom-up investors, we focus on solid global leaders regardless of the country in which they reside. Therefore, Jarislowsky Fraser is less concerned with Japan from an economic standpoint but more so from a stock selection point of view. Our portfolio is currently underweight in Japan as we continue our search for global leaders in the Japanese marketplace. Many companies do not meet our strict management quality criteria. Others lack the earnings growth or are laden with large debt loads.

     As a result of the sharp turn around in the economy, the market has not been led upwards by the high quality companies that fill Jarislowsky Fraser portfolios. Rather, it has been the more speculative and cyclical companies, some of which were at death's door less than a year ago, which have led the rise in markets in 2003. Investors appear to have forgotten all of the lessons they "learned" in 2000. Sectors that outperformed during the last six months were the cyclical, economically sensitive ones, such as information technology (+43.5%), industrials (+38.2%) and materials (+34.6%). Consumer staples (+13.5%) and health care (+12.1%), where we have significant exposure relative to the index, have lagged over the last six months, holding back portfolio returns.

     Within the Fund, several stocks performed exceptionally well over the past half-year, including: Vestas Wind Systems (+169%), Alcatel (+63%), and Louis Vuitton (+60%). Vestas had a strong flow of orders during the third quarter, which gave investors more confidence in the company's ability to reach its revenue and operating margin targets for 2003. Alcatel continued to benefit from the strong momentum in technology stocks and Louis Vuitton benefited from the revival in demand for its luxury goods, specifically in its Louis Vuitton product line.

     Unsurprisingly, the disappointing performers in the portfolio were concentrated in the consumer staples sector and included Heineken (-3%) and Unilever (-12%). Heineken has been managing through difficult operating conditions due to the decline in travel and tourism caused by the spread of the SARS virus and the beginning of the Iraq war earlier this year. Unilever's stock weakened over the past two quarters due to their announcement that

4  FREMONT MUTUAL FUNDS
revenue growth in its leading brands will not be as strong as anticipated. In hindsight, it would seem like the 5% long term revenue growth targets might be a bit too aggressive for the company. However, Unilever remains a top tier consumer products company with a very strong portfolio of global brands. The company has a strong balance sheet, generates lots of cash flow, trades at an attractive valuation and, in our opinion, should be able to maintain its competitive position. Both companies meet our investment criteria and we will continue to hold them.

     As of October 31, 2003, the Fund held shares in 45 companies. Our largest overweight positions relative to the MSCI EAFE index continue to be the consumer staples sector and the health care sector. Geographically, our portfolio continues to favor Continental Europe and Asia ex-Japan for its investments. Although country allocation is a residual of our stock selection process, these are the areas where we are finding the type of companies that meet our long-term investment criteria.

     As can be gleaned from our earlier comments, we do not believe that the stock market rally of 2003 is well founded. While the U.S. economy is strengthening, Europe is experiencing anemic growth, and Japan still has significant structural problems. We believe a weaker U.S. dollar will serve to make it more expensive for non-U.S. companies to sell their products in the U.S., and therefore it is very important to hold companies that have revenue streams in more than one geographic area. Our focus on multinationals that are global leaders in their industries should result in less volatility in times such as this. While we may not keep up with a speculative run in the stock market, over time we believe that our conservative, long-term investment approach will produce above-average results with lower volatility.

Sincerely,

/s/ David S. Kertland

David (Kim) Kertland
Portfolio Manager

FREMONT INTERNATIONAL GROWTH FUND
GEOGRAPHIC DIVERSIFICATION
AS OF 10/31/03
--------------------------------------------------------------------------------

[MAP]

Canada                               2.3%
United States                        4.7%
Europe                              74.7%
Japan                                7.2%
Pacific Rim                         11.1%

ANNUAL RETURNS                     TOP TEN HOLDINGS

3/1/94-10/31/94*         +2.30%    HSBC Holdings PLC .................      3.9%
11/01/94-10/31/95        +0.13%    Nestle SA .........................      3.3%
11/01/95-10/31/96        +7.07%    Diageo PLC ........................      3.2%
11/01/96-10/31/97        -0.01%    Roche Holdings AG .................      3.2%
11/01/97-10/31/98        +0.80%    GlaxoSmithKline PLC ...............      3.0%
11/01/98-10/31/99       +38.70%    Coca-Cola Amatil Ltd. .............      3.0%
11/01/99-10/31/00        -2.54%    L'Air Liquide SA ..................      2.9%
11/01/00-10/31/01       -32.21%    Reed Elsevier PLC .................      2.9%
11/01/01-10/31/02       -15.69%    Novartis AG .......................      2.8%
11/01/02-10/31/03       +16.19%    Royal Bank of Scotland Group PLC ..      2.8%
                                                       TOTAL               31.0%
* Unannualized.

--------------------------------------------------------------------------------
GROWTH OF $10,000(1)

[GRAPH]

MSCI EAFE Index** ($13,003)

Fremont International Growth Fund ($9,923)
--------------------------------------------------------------------------------

AVERAGE ANNUAL RETURNS FOR PERIODS ENDED 10/31/03
                                                               Since Inception
                                          1 Year      5 Years     (03/01/94)
--------------------------------------------------------------------------------
Fremont International Growth Fund         16.19%       -2.14%       -0.08%
MSCI EAFE Index                           27.03%       -0.20%        2.74%

(1) Assumes initial investment of $10,000 on March 1, 1994. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. Investment return and principal value will fluctuate so that an investor's shares when redeemed, may be worth more or less than their original cost. All performance figures assume the reinvestment of dividends and capital gains. Management fees and other expenses are not incorporated in the Morgan Stanley Capital International EAFE Index. Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced.

International   investing   presents  certain  risks  such  as  changing  market
conditions, currency fluctuations, and economic and political instability. Jarislowsky Fraser Limited assumed management of the Fund on June 28, 2002.

 **See definitions on page 24.

                                                         FREMONT MUTUAL FUNDS  5

FREMONT LARGE CAP VALUE FUND
--------------------------------------------------------------------------------

Portfolio Management Team
AllianceBernstein

[PHOTOS]

Paul C. Rissman, Frank Caruso, Aryeh Glatter,
Susanne Lent, Craig Ayers

FREMONT LARGE CAP VALUE FUND

THE FREMONT LARGE CAP VALUE FUND (FORMERLY THE FREMONT NEW ERA VALUE FUND), SEEKS CAPITAL APPRECIATION THROUGH INVESTING IN UNDERVALUED LARGE CAP STOCKS. THE FIVE-PERSON PORTFOLIO MANAGEMENT TEAM AT SUB-ADVISOR ALLIANCEBERNSTEIN EMPLOYS A PROPRIETARY STOCK SELECTION STRATEGY DEVELOPED BY TEAM LEADERS PAUL RISSMAN AND FRANK CARUSO IN 1995. THE PORTFOLIO MANAGERS ARE SUPPORTED BY A
STAFF OF 42 DOMESTIC EQUITY ANALYSTS COVERING APPROXIMATELY 700 COMPANIES REPRESENTING 90% OF THE CAPITALIZATION OF THE RUSSELL 1000 VALUE INDEX.

     FORMED IN 2000 WITH THE MERGER OF LEADING GROWTH STOCK MANAGER ALLIANCE CAPITAL AND PREMIER VALUE MANAGER SANFORD C. BERNSTEIN & CO., INC., ALLIANCEBERNSTEIN MANAGES $385 BILLION IN TOTAL ASSETS, WITH APPROXIMATELY 50% IN EQUITIES.

TO OUR SHAREHOLDERS

For the six months ended October 31, 2003, the Fremont Large Cap Value Fund returned 15.12% compared to the Russell 1000 Value Index's 16.74% gain and the S&P 500 Index's 15.62% advance. For the twelve months ended on the same date, the Fund returned 25.51% versus the Russell 1000 Value's 22.88% and the S&P 500's 20.82% gains.

     When we began restructuring the portfolio after assuming portfolio management responsibilities on March 31, 2003, we were confident the economy would gain momentum and decided to overweight more economically sensitive sectors, most notably technology. Over the next seven months, the largest upward earnings revisions in the portfolio came from our tech sector holdings. Our overweighting in technology and the exceptional performance of companies such as Juniper Networks and Veritas were instrumental to the Fund outperforming its Russell 1000 Value Index benchmark. Toward the end of this reporting period, we began taking profits in some of our biggest technology sector winners. These companies may continue to grow revenues and earnings at impressive rates, but we believe valuations are now overextended.

     Relative performance would have been better if we weren't over-weighted in health care, a sector that lagged benchmark returns in the second half. Although several of our health care holdings rebounded nicely in the third calendar quarter, it was not enough to compensate for declines earlier in this six-month reporting period. Health care service providers Tenet Healthcare and HCA-Healthcare, and pharmaceuticals industry giant Pfizer were among our biggest disappointments. While all three companies have been experiencing temporary difficulties, we believe the bad news is already reflected in depressed valuations.

     Looking ahead, we think the economy will continue to grow. Third quarter gross domestic product (GDP) growth came in at an impressive 8.2% with contributions coming from many fronts. End demand accelerated. Consumer spending ran well ahead of estimates, and business spending on equipment and software also exceeded expectations. Housing remained robust, and non-residential construction activity appeared to be turning up. Even exports appeared to be growing, in part due to the weakening dollar against most foreign currencies. The lingering concern centers on job creation, which remained weak. However, some economists believe that Labor Department employment data tends to undercount the self-employed and small business jobs, suggesting that the labor market may be in better shape than government reports indicate. The more vigorous economy combined with recent years' enormous productivity gains is already producing impressive corporate earnings growth that could accelerate in coming quarters as demand continues to strengthen. The current ratio of upward to downward analysts' earnings revisions reflects an optimism rarely matched in the last 20 years.

     This favorable economic backdrop appears to bode well for the stock market, and we believe stocks can continue to make progress in the year ahead. However, in our opinion, the market's best performing sectors to date already fully discount much of this good news. Consequently, we remain disciplined in our value orientation--taking profits in sectors we believe have become fundamentally overvalued and using the proceeds to buy high quality companies in industry groups with lagging stock price performance.

     We have recently been adding to our position in Procter & Gamble (P&G), now our largest holding in the lagging consumer staples sector. Due to successful product and marketing initiatives and a major costcutting restructuring, P&G's revenues and earnings were exceeding expectations even before the economy snapped back. While P&G is not a cyclical company, it should benefit to some degree from the improving economy and weaker dollar. So, we think Procter & Gamble can continue to record attractive earnings gains. In addition in our opinion, the company's strong free cash flow can enable management to increase

6  FREMONT MUTUAL FUNDS
dividends, buy back additional shares, or make more acquisitions, all options that should enhance shareholder returns.

     With the stock market's exceptional performance over the last seven months, there is less pure value in the market. However, we are excited about the attractive prospects we are finding in high quality relative value opportunities. Recently, we divided the Russell 1000 Value Index into two segments: the lowest and highest price/book value stocks. The segment with the lowest price/book values represented absolute value and the group with the highest price/book values was our proxy for relative value. Surprisingly, when we applied other valuation metrics, there was very little difference between the two groups. This tells us that relative value stocks, which by our definition have better earnings growth prospects than their absolute value counterparts, are almost as cheap. This is an anomaly we believe will be corrected with relative value stocks outperforming in the year ahead.

Sincerely,

/s/ Craig Ayers

Craig Ayers and the AllianceBernstein
Portfolio Management Team

FREMONT LARGE CAP VALUE FUND
SECTOR DIVERSIFICATION
AS OF 10/31/03
--------------------------------------------------------------------------------

[PIE CHART]

Cash                                (4.6%)
Other                              (15.1%)
Utilities                           (6.7%)
Consumer Services                   (8.9%)
Consumer Non-Durables              (10.3%)
Health Care                        (11.2%)
Financial Services (Banks)         (11.9%)
Energy                             (12.7%)
Financial Services (Other)         (18.6%)

ANNUAL RETURNS                     TOP TEN HOLDINGS

12/29/00-10/31/01*      -20.90%    Citigroup, Inc. ...................      4.5%
11/01/01-10/31/02       -24.63%    JP Morgan Chase & Co. .............      4.0%
11/01/02-10/31/03       +25.51%    American International Group, Inc..      3.9%
                                   Bank One Corp. ....................      3.5%
* Unannualized.                    Fannie Mae ........................      3.4%
                                   ConocoPhillips ....................      3.2%
                                   Pfizer, Inc. ......................      3.0%
                                   Union Pacific Corp. ...............      2.8%
                                   Viacom, Inc., (Class B) ...........      2.7%
                                   BP Amoco PLC ADR ..................      2.6%
                                                       TOTAL               33.6%

--------------------------------------------------------------------------------
GROWTH OF $10,000(1)

[GRAPH]

Russell 1000 Value Index** ($9,637)

S&P 500 Index** ($8,322)

Fremont Large Cap Value Fund ($7,482)
--------------------------------------------------------------------------------

AVERAGE ANNUAL RETURN FOR PERIODS ENDED 10/31/03

                                      1 Year    Since Inception (12/29/00)
--------------------------------------------------------------------------------
Fremont Large Cap Value Fund          25.51%             -9.71%
S&P 500 Index                         20.82%             -6.29%
Russell 1000 Value Index              22.88%             -1.29%

(1) Assumes initial investment of $10,000 on December 29, 2000. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. Investment return and principal value will fluctuate so that an investor's shares when redeemed, may be worth more or less than their original cost. All performance figures assume the reinvestment of dividends and capital gains. Management fees and other expenses are not incorporated in the S&P 500 Index or the Russell 1000 Value Index. Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced.

There are risks associated with investing in a concentrated fund, and the value of the portfolio may be greatly affected by the declines of the value of a single stock. AllianceBernstein assumed management of the Fund on March 31, 2003.

** See definitions on page 24.

                                                         FREMONT MUTUAL FUNDS  7

FREMONT LARGE CAP GROWTH FUND
--------------------------------------------------------------------------------

Portfolio Co-Managers
H. Kent Mergler and
Stephen K. Mergler
Northstar Capital Management

[PHOTOS]

H. Kent Mergler and Stephen K. Mergler

FUND PROFILE

MANAGED BY  NORTHSTAR  CAPITAL  MANAGEMENT,  THE  FREMONT  LARGE CAP GROWTH FUND
(FORMERLY NEW ERA GROWTH FUND) IS A CONCENTRATED PORTFOLIO OF LARGE CAPITALIZATION GROWTH STOCKS SELECTED ON THE BASIS OF RIGOROUS QUANTITATIVE AND QUALITATIVE RESEARCH. NORTHSTAR EMPLOYS A "QUALITY GROWTH" STRATEGY FOCUSING ON LEADING COMPANIES IN THEIR RESPECTIVE INDUSTRY GROUPS TRADING AT REASONABLE VALUATIONS RELATIVE TO SUPERIOR EARNINGS GROWTH RATES. THE NORTHSTAR CAPITAL
MANAGEMENT TEAM WAS FORMED IN 1992 AND HAS AN EXCELLENT TRACK RECORD MANAGING LARGE CAP GROWTH STOCK PORTFOLIOS FOR PRIVATE CLIENTS.

TO OUR SHAREHOLDERS

For the six months ended October 31, 2003, the Fremont Large Cap Growth Fund gained 13.48% compared to the S&P 500 Index's 15.62% return. For the 12 months ended on the same date, the Fund gained 8.92% versus the S&P 500's 20.82% advance.

     Although disappointed with full-year fiscal 2003 relative returns, we are encouraged by the Fund's more competitive performance relative to its S&P 500 benchmark in the second half.

     In our 2003 Semi-Annual Report letter to shareholders we provided data illustrating how lower quality stocks propelled S&P 500 performance. One of these statistics deserves repeating. Of the top 50 performers in the S&P 500 in that six-month reporting period, 30 had negative earnings growth over the last five years and 20 lost money in the previous year. None of these stocks would ever make it past our quality screens. This "junk" rally reached its pinnacle when power producer/energy trader Mirant, whose stock was up 81% in second quarter 2003, filed for bankruptcy early in the third quarter.

     Fortunately, the character of the market has started to change. In the second calendar quarter of 2003, the 50 best performers in the S&P 500 had an average market capitalization of $6.4 billion-- primarily the result of the strong rebound in lower quality stocks that had performed so poorly and consequently lost so much market cap in previous years. Only one of our portfolio holdings made the top 50. In the third quarter of 2003, the top 50 performers had an average market cap of $10.9 billion and four of our portfolio companies made the list. In our opinion, this is a clear indication investors are gravitating to larger, higher quality growth companies.

     Investors have also begun to rotate out of highly cyclical sectors such as basic materials and industrials, where we are underweighted, and into secular growth sectors such as consumer discretionary, health care, and financials, in which we are overweighted. Emerging from recession or extended periods of anemic economic growth, highly cyclical (economically sensitive) companies almost always lead the market as investors jump on companies with the most dramatic short-term earnings growth potential. Then, the baton is usually passed to growth companies with more sustainable earnings prospects. If history repeats itself, the market is headed in our direction.

     Looking ahead, we are relatively optimistic about the prospects for the economy and the stock market. Despite impressive 8.2% gross domestic product
(GDP) growth in the third quarter, there is still a great deal of skepticism regarding the economy. We doubt the economy can sustain this robust pace, but believe recent years' extensive monetary and fiscal stimulus along with increased productivity will continue to support more than respectable economic expansion in 2004. Equity investors appear almost as cynical as some Wall Street economists and the financial press. This is reflected in the fact that companies beating consensus earnings estimates often drift downward following their earnings releases. It may take some time for folks to gain conviction that the economic recovery is for real and that corporate profits will continue to improve. However, we believe the old adage that "bull markets climb walls of worry" may once again be validated in the year ahead.

     As we write, 20 of the 33 stocks in the portfolio have reported third quarter earnings. We are pleased to report that 16 exceeded, one equaled, and only three fell short of Institutional Brokerage Estimate Services (IBES) consensus earnings estimates. Normally, this kind of high batting average would quickly translate into big gains. However, in this "yes, but" market, investors' initial reaction has been muted. Going forward, if investor confidence improves and our portfolio holdings continue to beat consensus earnings expectations, we believe shareholders will be more generously rewarded.

     The fundamental characteristics of the portfolio remain consistent with our "growth

8  FREMONT MUTUAL FUNDS
at a reasonable price" investment methodology. The portfolio has a price/earnings ratio (P/E) of 27.1 versus the S&P 500's 18.2--a premium justified by its 5-year annualized trailing earnings growth rate of 24.8% versus 1.9% for the S&P 500 and 5-year annualized projected earnings growth rate of 18.4% compared to the S&P 500's 7.0%. The portfolio's PEG Ratio (P/E divided by annualized 5-year projected earnings growth rate) is 1.5 versus the S&P 500's
2.6 and its average return on equity (ROE) is 21.5% compared to the S&P 500's 16.0%.

     In closing, as evidenced by the Fund's more competitive relative returns in the second half, we believe the market is moving in our direction. If the past is prologue to the future, high quality large cap growth stocks should assume market leadership in the year ahead, providing a performance tailwind for our portfolio.

Sincerely,

/s/ H. Kent Mergler   /s/ Stephen K. Mergler

H. Kent Mergler and Stephen K. Mergler
Portfolio Co-Managers

FREMONT LARGE CAP GROWTH FUND
SECTOR DIVERSIFICATION
AS OF 10/31/03
--------------------------------------------------------------------------------

[PIE CHART]

Cash                                (1.2%)
Other                              (23.7%)
Financial Services (Banks)          (7.6%)
Technology (Component)              (7.8%)
Technology (Software)               (7.9%)
Financial Services (Other)         (15.6%)
Health Care                        (18.0%)
Retail                             (18.2%)

CUMULATIVE RETURNS                 TOP TEN HOLDINGS

12/31/01+-10/31/02       -22.90%+  International Game Technology .....      4.5%
11/01/02-10/31/03          8.92%   Symantec Corp. ....................      4.4%
                                   Capital One Financial Corp. .......      4.0%
                                   Dell, Inc. ........................      3.9%
                                   Wells Fargo & Co. .................      3.8%
                                   Lowe's Cos., Inc. .................      3.8%
                                   Wachovia Corp. ....................      3.7%
                                   Moody's Corp. .....................      3.7%
                                   Best Buy Co., Inc. ................      3.7%
                                   Starbucks Corp. ...................      3.7%
                                                       TOTAL               39.2%

--------------------------------------------------------------------------------
GROWTH OF $10,000(1)

[GRAPH]

S&P 500 Index** ($9,445)

Fremont Large Cap Growth Fund ($8,670)
--------------------------------------------------------------------------------

AVERAGE ANNUAL RETURN FOR PERIODS ENDED 10/31/03

                                        1 Year    Since Inception (12/31/01+)
--------------------------------------------------------------------------------
Fremont Large Cap Growth Fund            8.92%             -7.49%
S&P 500 Index                           20.82%             -3.08%

+ Initial public offering date. The Fund commenced operations on September 28, 2001 with an initial investment of $500,000 by the Advisor in order to test certain investment strategies intended to achieve the Fund's objective. The Fund was closed to the public and the Advisor was the Fund's only shareholder for the period September 28, 2001 to December 31, 2001. On December 31, 2001, the Fund underwent a 1.082:1 stock split to adjust the net asset value per share of the Fund from $10.82 to $10.00, and commenced public operations in accordance with its investment objectives. The Financial Highlights reflect the December 31, 2001 stock split.

(1) Assumes initial investment of $10,000 on December 31, 2001. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. Investment return and principal value will fluctuate so that an investor's shares when redeemed, may be worth more or less than their original cost. All performance figures assume the reinvestment of dividends and capital gains. Management fees and other expenses are not incorporated in the S&P 500 Index. Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced.

There are risks associated with investing in a concentrated fund, and the value of the portfolio may be greatly affected by the declines of the value of a single stock.

** See definitions on page 24.

                                                         FREMONT MUTUAL FUNDS  9

FREMONT STRUCTURED CORE FUND
--------------------------------------------------------------------------------

Portfolio Manager
Debra McNeill
Fremont Investment Advisors, Inc.

[PHOTO]

Debra McNeill, CFA

FUND PROFILE

THE FREMONT STRUCTURED CORE FUND INVESTS PRINCIPALLY IN LARGE CAPITALIZATION U.S. STOCKS. THE GOAL IS TO OUTPERFORM THE STANDARD & POOR'S 500 AND THE AVERAGE OF ITS LARGE CAP CORE STOCK FUND PEER GROUP.

     SUPERIOR EARNINGS GROWTH GENERALLY TRANSLATES INTO SUPERIOR STOCK PERFORMANCE. HOWEVER, STOCKS WITH EXCELLENT EARNINGS RECORDS OFTEN TRADE AT HIGH VALUATIONS AND UNANTICIPATED EARNINGS DISAPPOINTMENTS CAN RESULT IN SHARP DECLINES. IN SHORT, REWARD POTENTIAL IS ACCOMPANIED BY A SOMEWHAT HIGHER LEVEL OF RISK. THROUGH QUANTITATIVE ANALYSIS, PORTFOLIO MANAGER DEBRA MCNEILL SEEKS TO IDENTIFY STOCKS WITH SUPERIOR EARNINGS GROWTH PROSPECTS TRADING AT REASONABLE VALUATIONS. THE GOAL IS TO BUILD A DIVERSIFIED PORTFOLIO WITH FAVORABLE RISK/REWARD CHARACTERISTICS.

TO OUR SHAREHOLDERS

For the six months ended October 31, 2003, the Fremont Structured Core Fund returned 15.86% compared to the Standard & Poor's 500 Index's 15.62% gain. The Lipper Large Cap Core Fund Average advanced 14.43% over the same time period. For the 12 months ended on the same date, the Fund returned 18.37% versus the S&P 500's 20.82% gain and the Lipper peer group's 17.78% advance.

     The October/November 2002 "junk stock" rally was largely responsible for the Fund's relative performance shortfall in fiscal first half and full-year 2003. As we noted in our Semi-Annual Report letter, volatility had the most positive impact on stock performance during this period, with lower quality stocks (including a handful of bankruptcy candidates) among the market's best performers. There is a certain logic in investing in highly volatile stocks in the early stages of economic/market recoveries. By definition, volatile stocks go down the most during the bad times and up the most when things get better. However, we were dismayed at investors' willingness to gamble on companies likely to remain in desperate shape even in a more robust economy. Fortunately, although our research reveals that higher risk, more volatile stocks topped the performance charts for full-year fiscal 2003, higher quality lower risk stocks closed the gap considerably in the second half. We think this reflects investors' recognition that these dogs have had their day and it was time to move on to companies with better pedigrees.

     We also credit alterations in our stock selection model in May for the Fund's better relative performance in the second half. Without delving too deeply into the esoteric science of quantitative analysis, we changed our primary value factor from a dividend discount model to a price/cash flow metric and added two new factors indicative of growth and market sensitivity. Although stocks experiencing favorable earnings revisions were not rewarded this year, it remains one of our growth factors, because we believe that over the longer term companies that Wall Street consistently underestimates will generate superior returns. This "new and improved" stock selection model prompted portfolio changes that enhanced second half returns.

     On a relative performance basis, our most productive sectors in fiscal 2003 were retail (Federated Department Stores, Dollar General, Home Depot, and CEC Entertainment), technology (Intel, Cisco Systems, and Motorola), health care (Zimmer Holdings and Pharmaceutical Resources), and raw materials (Freeport McMoRan). Underperforming sectors included consumer staples, in which portfolio holdings such as Colgate Palmolive disappointed and stocks we didn't own such as Nike, Avon, Sysco, and Sarah Lee performed quite well. Our financials sector performance also lagged due to owning some losers such as John Hancock, Metropolitan Life, and Fannie Mae, and passing on some of the sector's biggest winners including Charles Schwab, Franklin Resources, and State Street Bank and Trust.

     Looking ahead, over the short term, we think the market will struggle to build on its recent gains. We envision a tug-of-war between investors afraid to miss out on the next big run-up and those concerned about high equity valuations. Over the last year, encouraging economic news, strong corporate profit growth, and relatively easy year-to-year earnings comparisons have inspired investors. We believe economic growth will slow in 2004, with operating earnings and net profit growth peaking in the fourth quarter. As we move into a period of more challenging earnings comparisons, investor enthusiasm may wane. Also, we suspect that many investors determined to recoup some, if not all, of their previous years' losses will be inclined to take profits if the market starts losing momentum. We think this will be especially true of baby boomers starting to focus on their impending retirement.

     Longer term, we believe stocks can make decent progress with higher quality, less volatile stocks outperforming. We are always

10  FREMONT MUTUAL FUNDS
wary of depending on historical market patterns to repeat themselves. However, traditionally, more stable larger cap growth companies take over market leadership from more volatile smaller cap companies in the middle stages of economic and stock market recoveries. If history repeats itself in the year ahead, we believe the Fund's relative performance should improve.

     In closing, the Fremont Structured Core Fund evaluates and ranks stocks on the basis of numerous quantitative factors designed to identify financially sound, reasonably valued growth companies with favorable risk/reward characteristics relative to the broad market. It is a quantitative system based on sound, time-tested fundamental principles, and one, which we believe, will generate above-average returns over the longer term.

Sincerely,

/s/ Debra McNeill

Debra McNeill
Portfolio Manager

FREMONT STRUCTURED CORE FUND
SECTOR DIVERSIFICATION
AS OF 10/31/03
--------------------------------------------------------------------------------

[PIE CHART]

Cash                                (1.5%)
Other                              (14.8%)
Utilities                           (5.3%)
Energy                              (6.0%)
Technology (Components)             (6.1%)
Retail                              (6.7%)
Technology (Software)               (5.8%)
Technology (Equipment)              (7.8%)
Consumer Non-Durables              (10.4%)
Financial Services (Other)         (12.2%)
Health Care                        (11.7%)
Financial Services (Banks)         (11.7%)

ANNUAL RETURNS                     TOP TEN HOLDINGS

11/01/93-10/31/94        +1.72%    Wells Fargo & Co. .................      4.1%
11/01/94-10/31/95       +28.12%    Microsoft Corp. ...................      3.8%
11/01/95-10/31/96       +22.06%    Exxon Mobil Corp. .................      3.0%
11/01/96-10/31/97       +29.26%    General Electric Co. ..............      2.8%
11/01/97-10/31/98        +7.30%    Intel Corp. .......................      2.7%
11/01/98-10/31/99       +24.24%    Citigroup, Inc. ...................      2.4%
11/01/99-10/31/00        +7.18%    Colgate-Palmolive Co. .............      2.2%
11/01/00-10/31/01       -26.07%    Pfizer, Inc .......................      2.1%
11/01/01-10/31/02       -16.65%    Bank of America Corp. .............      2.0%
11/01/02-10/31/03       +18.37%    Cisco Systems, Inc ................      1.9%
                                                       TOTAL               27.0%

--------------------------------------------------------------------------------
GROWTH OF $10,000(1)

[GRAPH]

S&P 500 Index** ($26,996)

Fremont Structured Core Fund ($21,427)
--------------------------------------------------------------------------------

AVERAGE ANNUAL RETURNS FOR PERIODS ENDED 10/31/03

                                          1 Year      5 Years      10 Years
--------------------------------------------------------------------------------
Fremont Structured Core Fund              18.37%       -0.58%        7.92%
S&P 500 Index                             20.82%        0.54%       10.43%
Lipper Large Cap Core Average             17.78%       -0.42%        8.25%

(1) Assumes initial investment of $10,000 on October 31, 1993. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. Investment return and principal value will fluctuate so that an investor's shares when redeemed, may be worth more or less than their original cost. All performance figures assume the reinvestment of dividends and capital gains. Management fees and other expenses are not incorporated in the S&P 500 Index or the Lipper Large Cap Core Average.

** See definitions on page 24.

                                                        FREMONT MUTUAL FUNDS  11

FREMONT U.S. SMALL CAP FUND
--------------------------------------------------------------------------------

Portfolio Co-Managers
Yvette Bockstein and Grant Babyak
TimesSquare Capital Management

[PHOTOS]

Yvette Bockstein and Grant Babyak

FUND PROFILE

U.S. SMALL CAP GROWTH STOCKS OFFER TREMENDOUS LONG-TERM INVESTMENT OPPORTUNITY. THE FREMONT U.S. SMALL CAP FUND IS DEDICATED TO IDENTIFYING SMALL, RELATIVELY UNKNOWN COMPANIES WITH THE POTENTIAL TO BECOME LARGER AND MORE SUCCESSFUL OVER TIME.

     THE SMALL CAP EQUITIES TEAM AT TIMESSQUARE CAPITAL MANAGEMENT WAS ONE OF THE FIRST PORTFOLIO MANAGEMENT GROUPS DEDICATED EXCLUSIVELY TO SMALL AND MID-CAP STOCK RESEARCH, AND TODAY MANAGES $2 BILLION IN ASSETS FOR INSTITUTIONS INCLUDING CORPORATE PENSION PLANS, ENDOWMENT FUNDS, CHARITABLE FOUNDATIONS, AND MULTI-EMPLOYER CLIENTS.

TO OUR SHAREHOLDERS

For the six months ended October 31, 2003, the Fremont U.S. Small Cap Fund returned 31.54% versus the Russell 2000 Growth Index's 36.11% gain. For the 12 months ended the same date, the Fund returned 40.47% compared to its benchmark index's 46.53% advance.

     Since the TimesSquare Small Cap Equities Team took over management of the Fund on December 31, 2002 and restructured the entire portfolio in the midst of a very volatile market, our discussion of performance will focus on fiscal second half returns.

     With small cap growth stocks among the worst performing asset classes throughout the bear market, we weren't surprised they came roaring back when the market began rallying strongly in March. We were somewhat amazed at investors' appetite for risk in the form of smaller, less liquid, lower quality stocks. To illustrate, within the Russell 2000 Growth Index, stocks with market capitalizations under $300 million gained 52% and stocks with market caps between $300-$500 million returned 44%. Stocks with market caps above $500 million (68% of the benchmark weighting) returned 31%. Stocks with no earnings (29% of the benchmark weighting at the end of June) gained 52%. As you know, we favor seasoned, financially strong, consistently profitable small growth companies. Consequently, while our portfolio performed quite well on an absolute basis, we lagged the benchmark index returns greatly enhanced by the exceptional performance of smaller, less mature, and in many cases, unprofitable companies. In essence, investors were more excited by sizzle than substance, especially in May and July, the two months in which the Fund lagged the benchmark by the largest margin. We believe this is a temporary phenomenon unlikely to last much longer.

     Although in general, our stock selection was quite good in most sectors, the portfolio's relative returns were restrained by our underweighting in more economically sensitive sectors, most notably technology, and our overweighting in less cyclical sectors such as financials and consumer discretionary restrained relative returns. Traditionally, the most economically sensitive sectors have tended to outperform in the early stages of an economic recovery. However, secular growth sectors with more stable earnings growth tend to take over market leadership as the recovery matures.

     Although we had a market neutral weighting in health care and were underweighted the sizzling biotech group, our health care investments, highlighted by biotechs Digene and Protein Design Labs, generic drug manufacturer Pharmaceutical Resources, and service provider Omnicare, performed quite well on an absolute and relative basis. Our biggest disappointment was Biopure, a biotech company whose major product experienced delays in the FDA review process.

     We were overweighted in the consumer discretionary stocks, but underweighted retailers, by far the best performers in this sector. Big winners included Lodgenet, Getty Images, and Education Management. FTI Consulting, a corporate turnaround and bankruptcy consultant, was our biggest loser. We were also over-weighted financials and benefited from big gains for financial data processors Alliance Data, Global Payments, and Jack Henry. Small regional banks, most notably UCBH, also enhanced returns. Insurer Bisys was our worst performer in the sector.

     Although most of our technology holdings posted excellent gains, our underweighting in technology was a significant drawback in the second half. Software producers Altiris and Informatica were stellar performers, and niche semiconductor and semiconductor capital equipment companies such as Integrated Circuits, Advanced Energy Industries, and Photronics also excelled. Our biggest loser was chipmaker Zoran, which experienced trouble digesting its recent acquisition of Oak Technology.

     Looking ahead, we feel quite constructive about the economy and the small cap growth stock market. Gross domestic product (GDP) growth rose an impressive

12  FREMONT MUTUAL FUNDS

8.2% in the third quarter. Real final demand increased by 7.8%, its fastest growth in 25 years. Most importantly, capital expenditures were up strongly, 11.1% in the third quarter following a 7.3% gain in the second quarter. With excess capacity in many industries, there has been considerable skepticism regarding the prospects for growth in capital spending. However, as corporate profits have increased, businesses have proven willing to spend on productivity enhancing products and services. This kind of economic momentum bodes especially well for small companies in growth businesses.

     Although small cap stocks outperformed their large cap counterparts by a wide margin in the second half--the Russell 2000 Index gained 33.3% versus the Russell 1000 Index's 16.8% advance--and growth materially outperformed value--the Russell 2000 Growth Index was up 36.1% compared to the Russell 2000 Value Index's 30.6% gain--we believe small cap growth stocks remain fairly valued. Historically, because of faster earnings growth, small cap growth stocks have been accorded substantial valuation premiums to the broad market. Despite the fact that small cap growth stocks have outperformed the general market since March, and we are in an economic environment that favors small growth companies, we believe the current valuation premium is still well below historic highs.

Sincerely,

/s/ Grant Babyak

Grant Babyak
Portfolio Co-Manager

FREMONT U.S. SMALL CAP FUND
SECTOR DIVERSIFICATION
AS OF 10/31/03
--------------------------------------------------------------------------------

[PIE CHART]

Cash                                (4.1%)
Other                              (16.0%)
Financial Services (Banks)          (6.1%)
Consumer Services                   (7.1%)
Technology (Software)              (13.8%)
Technology (Equipment)             (15.1%)
Health Care                        (16.1%)
Business Equipment & Services      (21.7%)

ANNUAL RETURNS                     TOP TEN HOLDINGS

9/24/97-10/31/97*        -4.06%    DaVita, Inc. ......................      3.4%
11/01/97-10/31/98        -7.29%    Alliance Data Systems Corp. .......      2.7%
11/01/98-10/31/99       +84.60%    Education Management Corp. ........      2.6%
11/01/99-10/31/00       +27.75%    Getty Images, Inc. ................      2.4%
11/01/00-10/31/01       -33.73%    SCP Pool Corp. ....................      2.3%
11/01/01-10/31/02       -31.05%    Markel Corp. ......................      2.0%
11/01/02-10/31/03       +40.47%    Corporate Executive Board Co. .....      1.9%
                                   Global Payments, Inc. .............      1.8%
* Unannualized.                    Respironics, Inc. .................      1.7%
                                   Informatica Corp. .................      1.7%
                                                       TOTAL               22.5%

--------------------------------------------------------------------------------
GROWTH OF $10,000(1)

[GRAPH]

Fremont U.S. Small Cap Fund ($13,465)

Russell 2000 Index*** ($12,709)

Russell 2000 Growth Index*** ($9,463)
--------------------------------------------------------------------------------

AVERAGE ANNUAL RETURNS FOR PERIODS ENDED 10/31/03
                                                               Since Inception
                                          1 Year      5 Years     (09/24/97)
--------------------------------------------------------------------------------
Fremont U.S. Small Cap Fund               40.47%        8.64%        4.99%
Russell 2000 Index                        43.35%        8.34%        4.01%
Russell 2000 Growth Index                 46.53%        3.40%       -0.90%

(1) Assumes initial investment of $10,000 on September 24, 1997. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. Investment return and principal value will fluctuate so that an investor's shares when redeemed, may be worth more or less than their original cost. All performance figures assume the reinvestment of dividends and capital gains. Management fees and other expenses are not incorporated in the Russell 2000 Index or the Russell 2000 Growth Index. Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced.

Investments in newly emerging companies are subject to erratic earning patterns, competitive conditions within the industry, limited earnings history and a reliance on one or a limited number of products. TimesSquare assumed management of the Fund on December 31, 2002.

** The returns shown we achieved in a period of generally rising market values, especially in the technology sector. Investors should not expect that such favorable returns can be consistently achieved.

*** See definitions on page 24.

                                                        FREMONT MUTUAL FUNDS  13

FREMONT U.S. MICRO-CAP FUND
--------------------------------------------------------------------------------

Portfolio Co-Managers
Robert E. Kern, Jr. and David G. Kern
Kern Capital Management LLC

[PHOTOS]

Robert E. Kern, Jr. and David G. Kern, CFA

FUND PROFILE

THE U.S. MICRO-CAP STOCK MARKET IS A BREEDING GROUND FOR ENTREPRENEURIALLY-MANAGED COMPANIES WITH EXCEPTIONAL GROWTH PROSPECTS. WITH MINIMAL WALL STREET RESEARCH COVERAGE AND LOW INSTITUTIONAL OWNERSHIP, MICRO-CAP STOCKS REPRESENT THE LEAST EFFICIENT SECTOR OF THE DOMESTIC EQUITIES MARKET. THIS INEFFICIENCY CREATES ATTRACTIVE INVESTMENT OPPORTUNITIES FOR THE RESEARCH-DRIVEN STOCK PICKERS MANAGING THE FREMONT U.S. MICRO-CAP FUND.

     SINCE THE INVESTMENT POTENTIAL OF MICRO-CAP STOCKS IS LARGELY DETERMINED BY THE BUSINESS PROSPECTS FOR INDIVIDUAL COMPANIES RATHER THAN MACRO-ECONOMIC TRENDS, THE FUND'S FOCUS IS ON BOTTOM-UP STOCK SELECTION. FUND MANAGEMENT ANALYZES FINANCIAL STATEMENTS, THE COMPANY'S COMPETITIVE POSITION, AND MEETS WITH KEY CORPORATE DECISION MAKERS TO DISCUSS THEIR STRATEGIES FOR FUTURE GROWTH.

     ROBERT E. KERN, JR. IS NATIONALLY RECOGNIZED AS A PIONEER AND LEADING PRACTITIONER OF MICRO-CAP RESEARCH AND PORTFOLIO MANAGEMENT.

TO OUR SHAREHOLDERS

For the six months ended October 31, 2003, the Fremont U.S. Micro-Cap Fund returned 39.79%, compared to the Russell 2000 Index's 33.30% and the Russell 2000 Growth Index's 36.11% gains. For the twelve months ended on the same date, the Fund returned 52.69% versus the Russell 2000 Index's 43.35% and the Russell 2000 Growth Index's 46.53%.

     Since stocks took off in early March, 2003, we have experienced a broad-based rally with all four of the most innovative sectors in the U.S. economy (technology, health care, consumer and services) posting positive gains. Two sectors performed exceptionally well. Our technology sector investments were responsible for approximately 62% of the Fund's equity return during fiscal 2003 and our health care holdings chipped in another 17%. Services company holdings contributed 9%, and consumer and special situations 6% each.

     Innovative growth companies have been among the best performing stocks over the past year and we would like to highlight the companies that made the largest contribution to performance in each sector. Trident Microsystems, which designs integrated circuits for next generation digital televisions, was our top tech sector contributor. Arthrocare, which specializes in instruments for soft tissue surgical procedures, topped our list in the health care category. CoStar Group, the leading commercial real estate database company, was number one in services, and clothier Jos A. Bank tops in the consumer sector. We also received a performance windfall in October from our investment in Vixel (our third largest holding), a data storage networking company, that agreed to be acquired at a 31% premium to its September closing price. While big winners are nice, we are particularly proud of the fact that the dollar contribution from gainers exceeded the dollar declines from losers by a 7 to 1 margin this year. We have always believed that avoiding losers is every bit as important as finding potential winners.

     Sector allocation did not change significantly in the second half of fiscal 2003. The technology sector allocation declined modestly from 41% of assets at mid-year to 37% at year-end, a result of some modest profit taking in stocks whose valuations had become stretched. The health care sector allocation increased from 17% to 20%, consumer investments went from 9% to 13%, and special situations from 4% to 6%. Allocation in the services category declined from 14% to 12% and cash was reduced from 15% to 12%.

     Over the last seven months, the stock market has soared in anticipation of a stronger economy and valuations have increased substantially. Impressive calendar third quarter GDP growth and the likelihood of good fourth quarter numbers have ratcheted up expectations for 2004. Although most economic data points are currently positive, we are somewhat concerned that the still highly competitive pricing environment in many businesses will limit profit margin expansion and restrain earnings growth. In addition, if economic growth slows, we may see earnings disappointments and investors becoming much more valuation sensitive. We believe this represents the primary risk to a continuation of the stock market advance.

     Investors have become increasingly shortterm oriented, focusing on mutual funds' one-year performance instead of their longer-term track records. We always encourage our shareholders to maintain a longer-term perspective. We are justifiably proud of our absolute and relative returns in fiscal 2003. But, we would rather our shareholders (and prospective shareholders) focus on our 5-year track record, which encompasses two years of very generous markets and three years of a super bear market. We are pleased to report that for the 5-year period ended October 31, 2003, the Fremont U.S. Micro-Cap Fund had a compounded average annualized return of 22.36% compared to the Russell 2000 Index's 8.34% gain.

     In closing, back in March, we published an article titled "Top Reasons to Invest in

14  FREMONT MUTUAL FUNDS

Micro-Cap Growth Companies Now" on the Fremont Web site. The three key reasons were: the micro-cap asset class represents a huge universe of investment opportunity; micro-cap stocks provide "pure participation" in high-growth niche markets; and innovative micro-cap companies are less dependent on the macro-economic environment to achieve their business goals. Our timing couldn't have been much better. However, we believe these same reasons for investing in micro-cap stocks hold true for the long term as well, and that the Fund can continue to produce above-average returns over full market cycles.

Sincerely,

/s/ Robert E. Kern, Jr.   /s/ David G. Kern

Robert E. Kern, Jr. and David G. Kern
Portfolio Co-Managers

FREMONT U.S. MICRO-CAP FUND
SECTOR DIVERSIFICATION
AS OF 10/31/03
--------------------------------------------------------------------------------

[PIE CHART]

Cash                               (12.3%)
Other                              (10.1%)
Technology (Software)               (8.3%)
Retail                              (8.9%)
Business Equipment & Services      (12.1%)
Technology (Equipment)             (13.2%)
Technology (Components)            (15.7%)
Health Care                        (19.4%)

ANNUAL RETURNS                     TOP TEN HOLDINGS

6/30/94-10/31/94*        +3.60%    Trident Microsystems, Inc. ........      4.2%
11/01/94-10/31/95       +38.68%    NeoPharm, Inc. ....................      3.8%
11/01/95-10/31/96       +41.46%    Vixel Corp. .......................      3.5%
11/01/96-10/31/97       +28.80%    PDF Solutions, Inc. ...............      3.1%
11/01/97-10/31/98       -23.45%    Anaren Microwave, Inc. ............      2.8%
11/01/98-10/31/99      +110.46%    ArthroCare Corp. ..................      2.7%
11/01/99-10/31/00       +46.07%    Kroll, Inc. .......................      2.3%
11/01/00-10/31/01       -20.05%    Too, Inc. .........................      2.2%
11/01/01-10/31/02       -26.92%    CoStar Group, Inc. ................      2.1%
11/01/02-10/31/03       +52.69%    Eclipsys Corp. ....................      2.0%
                                                       TOTAL               28.7%
* Unannualized.

--------------------------------------------------------------------------------
GROWTH OF $10,000(1)

[GRAPH]

Fremont U.S. Micro-Cap Fund ($54,962)

Russell 2000 Index*** ($25,005)

Russell 2000 Growth Index*** ($18,209)
--------------------------------------------------------------------------------

AVERAGE ANNUAL RETURNS FOR PERIODS ENDED 10/31/03
                                                               Since Inception
                                          1 Year      5 Years     (06/30/94)
--------------------------------------------------------------------------------
Fremont U.S. Micro-Cap Fund               52.69%       22.36%       20.02%
Russell 2000 Index                        43.35%        8.34%       10.32%
Russell 2000 Growth Index                 46.53%        3.40%        6.63%

(1) Assumes initial investment of $10,000 on June 30, 1994. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. Investment return and principal value will fluctuate so that an investor's shares when redeemed, may be worth more or less than their original cost. All performance figures assume the reinvestment of dividends and capital gains. Management fees and other expenses are not incorporated in the Russell 2000 Index or the Russell 2000 Growth Index.

Investments in newly emerging companies are subject to erratic earning patterns, competitive conditions within the industry, limited earnings history and a reliance on one or a limited number of products.

** The returns shown we achieved in a period of generally rising market values, especially in the technology sector. Investors should not expect that such favorable returns can be consistently achieved.

*** See definitions on page 24.

                                                        FREMONT MUTUAL FUNDS  15

FREMONT REAL ESTATE SECURITIES FUND
--------------------------------------------------------------------------------

Portfolio Co-Managers
Dr. Kenneth Rosen and Michael Torres
Lend Lease Rosen Real Estate
Securities LLC

[PHOTOS]

Dr. Kenneth Rosen and Michael Torres

FUND PROFILE

THROUGH THE YEARS, REAL ESTATE HAS CREATED NUMEROUS FORTUNES FOR WEALTHY INVESTORS. WITH AN INCREASING PERCENTAGE OF COMMERCIAL REAL ESTATE ASSETS IN THE HANDS OF PUBLICLY TRADED COMPANIES, INVESTORS WITH MORE LIMITED FINANCIAL RESOURCES CAN NOW PARTICIPATE IN WHAT HAS BEEN ONE OF THE WORLD'S MOST PROFITABLE ENTERPRISES. THE FREMONT REAL ESTATE SECURITIES FUND WAS CREATED TO PROVIDE INVESTORS DIVERSIFICATION AND PROFESSIONALLY MANAGED ACCESS TO THIS PROMISING MARKET SECTOR.

     PORTFOLIO CO-MANAGERS DR. KENNETH ROSEN AND MICHAEL TORRES HAVE A COMBINED 46 YEARS OF REAL ESTATE SECURITIES INVESTMENT EXPERIENCE. DR. ROSEN RECEIVED A PH.D. IN ECONOMICS FROM M.I.T., AND IS PRESENTLY CHAIRMAN OF THE FISHER CENTER FOR REAL ESTATE AND URBAN ECONOMICS AT THE HAAS SCHOOL OF BUSINESS AT THE UNIVERSITY OF CALIFORNIA, BERKELEY. BEFORE FORMING THE PREDECESSOR OF LEND LEASE ROSEN IN 1993, DR. ROSEN ESTABLISHED AND MANAGED SALOMON BROTHERS' REAL ESTATE RESEARCH PROGRAM FROM 1985 TO 1990. PRIOR TO JOINING LEND LEASE ROSEN, MR. TORRES WAS THE DIRECTOR OF REAL ESTATE RESEARCH AND A PORTFOLIO MANAGER FOR WILSHIRE ASSET MANAGEMENT.

TO OUR SHAREHOLDERS

     For the six months ended October 31, 2003, the Fremont Real Estate Fund returned 18.63% compared to the Wilshire REIT Index's 20.42% advance. For full-year fiscal 2003, the Fund returned 32.75% versus 34.48% for the Wilshire REIT Index. The S&P 500 Index returned 15.62% and 20.80% over the same time periods.

     We were surprised at REITs' excellent second half returns, especially so as they came on the heels of already strong first half returns. Although we believed industry fundamentals would improve as the economy gained traction, we thought a more vibrant stock market would siphon money from higher yielding sectors such as REITs. Instead, REITs are poised to outperform the S&P 500 for a fourth consecutive year.

     Retail REITs continued to be the best performing property sector in fiscal 2003. With consumer spending still the primary driver of economic growth, fundamentals have remained strong and valuations reasonable considering this sector's earnings and dividend growth potential. We are even more excited by the investment prospects for apartment REITs. Due to constrained supply, vacancy rates are finally coming down. With the exception of a few especially strong apartment markets, rental income continues to decline, albeit at a slowing rate. However, as vacancy rates continue to trend lower, we think rents will rise, reinvigorating apartment REIT earnings in 2004 or 2005. Although apartment REITS have languished for several years, values in the private market have risen substantially, inspiring several apartment REITs to arbitrage this discrepancy between public and private market values by selling properties and using the proceeds to buy back their own stock. Presently, many high quality apartment REITs are selling at 15%-20% below their peaks and trading at discounts to net asset values.

     Vacancy rates in the industrial real estate sector have stabilized and should come down in the quarters ahead as inventories are rebuilt and the demand for industrial storage facilities increases. In the office sector, vacancy rates have declined in approximately 50% of the markets we cover. We think the office market has bottomed, but with office lease prices still trending lower and a long lease cycle, it will take some time for meaningful earnings improvement. Securities selection will continue to be critical in these two property sectors.

     Our approach to REIT investing focuses on quality. We look for the best companies in their respective sectors. Put in fundamental terms, we are willing to sacrifice yield and capital appreciation spawned by shortterm earnings momentum for more stable cash flows and secure dividends. This focus on quality may result in lagging relative returns while REITs are booming; however, it tends to reduce portfolio volatility and generate superior returns over the cycle.

     Let us provide an example of this strategy at work. We bought Catellus, an industrial real estate developer, when it was still a real estate operating company. We reasoned that as the company matured and its high quality portfolio of income generating industrial properties increased, management would recognize the advantages of the REIT structure. We were exceptionally pleased when Catellus recently announced it would convert to a REIT beginning on January 1, 2004. In order to qualify, Catellus will pay shareholders a $4.13 special dividend, producing significant excess return for the portfolio. We will likely maintain our position in Catellus despite what will probably be a below sector average yield of around 5%. The quality of its portfolio, highlighted by properties in the strong Southern California market, and the fact that its NAV is bolstered by extensive undeveloped land holdings, give us confidence Catellus will perform well as a REIT.

     In closing, REITs are cyclical. Following great years like fiscal 2003, we start to worry about what can go wrong. With commercial real estate industry fundamentals improving and valuations still in line with historical averages, our concern centers on trends in the financial markets. We are

16  FREMONT MUTUAL FUNDS
currently pondering two questions. Will the booming stock market cause investors to lose interest in REITs? And, will bond yields rise enough to erode REITs' yield advantage? We think demographics (retiring baby boomers needing current income) and institutional support (the growing recognition that portfolios with a 20% allocation to REITs have delivered broad market average returns with lower volatility) make a robust stock market less of a threat. However, should the 10-year Treasury Bond yield rise from its current 4.38% to 6%, a possibility if the economy sustains the impressive growth rate achieved in the third quarter, REITs may face stronger competition from fixed income alternatives.

Sincerely,

/s/ Kenneth Rosen    /s/ Michael Torres

Dr. Kenneth Rosen and Michael Torres
Portfolio Co-Managers

FREMONT REAL ESTATE SECURITIES FUND
SECTOR DIVERSIFICATION
AS OF 10/31/03
--------------------------------------------------------------------------------

[PIE CHART]

Cash                                (4.5%)
REITs (Retail-Local)                (8.7%)
REITs (Diversified)                (10.1%)
REITs (Industrial)                 (12.2%)
REITs (Office)                     (17.6%)
REITs (Retail-Regional)            (19.3%)
REITs (Apartments)                 (27.6%)

ANNUAL RETURNS                     TOP TEN HOLDINGS

12/31/97-10/31/98*      -18.78%    Simon Property Group, Inc. ........      8.3%
11/01/98-10/31/99        -0.07%    Vornado Realty Trust ..............      6.5%
11/01/99-10/31/00       +10.59%    Equity Residential ................      6.1%
11/01/00-10/31/01       +10.43%    Pan Pacific Retail Properties, Inc.      5.8%
11/01/01-10/31/02        +3.12%    AvalonBay Communities, Inc. .......      5.8%
11/01/02-10/31/03       +32.75%    Macerich Co. (The) ................      5.5%
                                   Prologis ..........................      4.1%
* Unannualized.                    AMB Property Corp. ................      4.1%
                                   Catellus Development Corp. ........      4.0%
                                   Liberty Property Trust ............      3.6%
                                                       TOTAL               53.8%

--------------------------------------------------------------------------------
GROWTH OF $10,000(1)

[GRAPH]

Wilshire REIT Index** ($15,613)

Fremont Real Estate Securities Fund ($13,571)

S&P 500 Index** ($11,774)
--------------------------------------------------------------------------------

AVERAGE ANNUAL RETURNS FOR PERIODS ENDED 10/31/03
                                                               Since Inception
                                          1 Year      5 Years     (12/31/97)
--------------------------------------------------------------------------------
Fremont Real Estate Securities Fund       32.75%       10.81%        5.37%
Wilshire REIT Index                       34.48%       13.44%        7.92%
S&P 500 Index                             20.82%        0.54%        2.83%

(1) Assumes initial investment of $10,000 on December 31, 1997. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. Investment return and principal value will fluctuate so that an investor's shares when redeemed, may be worth more or less than their original cost. All performance figures assume the reinvestment of dividends and capital gains. Management fees and other expenses are not incorporated in the Wilshire REIT Index or the S&P 500 Index. Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced.

The Fund is subject to special risk considerations similar to those associated with the direct ownership of real estate. Real estate valuations may be subject to factors such as interest rate and default risks, changing general and local economic, financial competitive, and environmental conditions. There are risks associated with investing in a concentrated fund, and the value of the portfolio may be greatly affected by the declines of the value of a single stock. Lend Lease Rosen assumed management of the Fund on March 16, 2001.

** See definitions on page 24.

                                                        FREMONT MUTUAL FUNDS  17

FREMONT BOND FUND
--------------------------------------------------------------------------------

Portfolio Manager
Bill Gross
Founder & Managing Director
Pacific Investment Management
Company (PIMCO)

[PHOTO]

Bill Gross

FUND PROFILE

THE FREMONT BOND FUND INVESTS IN HIGH QUALITY CORPORATE, MORTGAGE-BACKED, HEDGED-INTERNATIONAL, AND GOVERNMENT BONDS. THE FUND'S GOAL IS TO CONSISTENTLY PROVIDE ATTRACTIVE RISK-ADJUSTED RETURNS RELATIVE TO THE BROAD FIXEDINCOME MARKET.

     THREE MAIN PRINCIPLES EMBODY THE FUND'S INVESTMENT PHILOSOPHY: FIRST, PORTFOLIO STRATEGY IS DRIVEN BY LONGERTERM TRENDS IN INTEREST RATES (THREE-TO FIVE-YEAR ECONOMIC, DEMOGRAPHIC, AND POLITICAL FORECASTS ARE UPDATED ANNUALLY TO IDENTIFY THEIR POTENTIAL IMPACT ON LONG-TERM INTEREST RATE TRENDS); SECOND, CONSISTENT PERFORMANCE CAN BE ACHIEVED BY AVOIDING EXTREME SWINGS IN PORTFOLIO MATURITY/DURATION; AND LASTLY, EMPHASIS IS PLACED ON ADDING VALUE THROUGH THE ANALYSIS OF TRADITIONAL VARIABLES SUCH AS SECTOR, COUPON, AND CREDIT QUALITY.

     PORTFOLIO MANAGER BILL GROSS, FOUNDER AND MANAGING DIRECTOR OF PACIFIC INVESTMENT MANAGEMENT COMPANY (PIMCO), HAS 33 YEARS OF PROFESSIONAL FIXED INCOME INVESTMENT EXPERIENCE. IN ADDITION TO SERVING AS THE SUB-ADVISOR TO THE FREMONT BOND FUND, PIMCO MANAGES OVER $289 BILLION IN FIXED INCOME INVESTMENTS FOR INSTITUTIONAL CLIENTS.

TO OUR SHAREHOLDERS

For the 12-month period ending October 31, 2003, the Fremont Bond Fund returned 6.20%, outperforming its benchmark, the Lehman Brothers Aggregate Bond Index, which returned 4.91%.

     The flight to high quality assets, such as Treasuries, that characterized financial markets for much of 2002, transitioned into a move toward higher yielding fixed income securities late in the fourth quarter. Investor confidence in the ability of U.S. and European policymakers to prevent deflation was a catalyst for the return to risk taking. However, over the summer most investment grade bonds lost ground because of a sharp rise in interest rates in July, the worst month in the U.S. Government bond market in more than 23 years. The yield on 10-year Treasuries rose from a 45-year low near 3% in June to 4.5% in July. The July swoon came amid expectations for stronger economic growth in the second half of 2003 and worries about higher interest rates. The trigger for the sell-off was a suggestion by the Federal Reserve that it was less inclined to pursue a so-called "unconventional" approach to reflating the economy than it had previously led investors to believe. Bonds bounced back later in the summer as lingering overcapacity, weak labor markets and faster productivity growth gave investors confidence that inflation would remain well contained. The 12-month fiscal period ended with a series of positive economic reports, resulting in a sell-off in the U.S. bond market during October, as U.S. Treasuries lost 1.5%. The U.S. economy grew at a robust 8.2% annual rate in the third quarter as a result of strong increases in consumer spending, business investment, housing construction and exports.

     Portfolio duration remained near-index for most of the fiscal 12-month period but lengthened over the summer as we allowed mortgage duration to lengthen in order to retain the sector's attractive yields and credit quality. Our focus on short and longer maturities for most of the period added to the Fund's performance. While our nearindex allocation to mortgages was neutral for performance, our corporate underweight was negative, as the sector outperformed Treasuries by 7.8% for the period. Corporate security selection, which focused on telecom and energy pipeline bonds, helped returns as these issuers benefited from strengthening balance sheets and investor demand for yield. A small allocation to BB and B bonds added to performance as investors' preference for yield caused high yield bonds to rally. Emerging market bonds, especially
Brazil, added to returns as the sector's economic fundamentals continued to improve.

     PIMCO is optimistic about the cyclical outlook, forecasting an upturn in the U.S. over the next 6 to 12 months with a positive spillover effect into global demand. This revival will, however, either exacerbate or fail to redress secular imbalances such as the U.S. current account deficit, structural rigidities in Europe and public sector debt in Japan. We are pessimistic that the upturn will be sustained beyond a cyclical time frame because confronting these imbalances will constrain growth.

     We believe that weak labor markets, low capacity utilization and rapid productivity growth will keep inflation tame over the next year. With inflation under control, interest rates should fluctuate near current levels, with the 10-year Treasury yield hovering close to 4%. There will be volatility around economic releases, however, as markets reassess prospects for growth. Key elements of PIMCO's forecast are: 1) Disposable personal income will get a boost from federal tax cuts and the lagged impact of the mortgage refinancing boom. The Federal Reserve will support recovery by keeping the federal funds rate at 1% for at least the next year; 2) Recent strength in riskier asset classes will bolster confidence among investors and make corporate balance sheet repair, already well advanced, easier to accomplish. It remains unclear, however, whether corporate risk appetites will revive enough to fuel the rebound in capital spending and hiring that is critical for sustained growth; 3) Growth prospects have improved in Europe, helped by the U.S. recovery and tax cuts in Germany. Growth will remain below potential, however, held back by rigid product and labor markets. Stronger external demand is sparking a recovery in

18  FREMONT MUTUAL FUNDS

Japan, especially among globally competitive Japanese corporations. A rally in Japanese stocks has bolstered the balance sheets of Japan's troubled banks; and
4) China, struggling to employ workers leaving farms and troubled state-owned firms, will continue its export-driven economic policy. To keep its exports competitive, China will help fund the U.S. trade deficit on favorable terms and resist a currency revaluation. Over the longer run, however, China will allow its own consumers to gain from a stronger currency, implying a weaker dollar and eventual upward pressure on U.S. interest rates.

     With no clear trend expected in rates in the near term, we plan to target near-index duration. However, we plan to take exposure to the short end of the U.S. and European yield curves as markets price in more restrictive central bank policies than we foresee. A steep yield curve presents the opportunity to reap gains via "roll down," or price appreciation that arises as bonds are revalued at successively lower yields as they approach maturity.

     We believe mortgage-backed bonds are fairly priced, so we plan to target a nearindex weighting. We plan to remain underweight in corporates, because they generally pay slim yield premiums for credit risk. Outside these core strategies, however, real return, municipal and emerging market bonds remain compelling. We think Treasury Inflation Protection Securities (TIPS) offer attractive yields relative to long-run averages and hedge against secular inflation risk. Municipal issues should provide yields near those of taxable debt and may be less vulnerable to selling from non-U.S. investors than Treasuries. High quality emerging market bonds should also enhance portfolio yield and may benefit from a pickup in growth in developed economies in the near term.

Sincerely,

/s/ William Gross

William Gross
Portfolio Manager

FREMONT BOND FUND
PORTFOLIO CREDIT QUALITY
AS OF 10/31/03
--------------------------------------------------------------------------------

[PIE CHART]

BB                                  (5.9%)
BBB                                 (3.9%)
A                                   (9.8%)
AA                                  (2.0%)
AAA                                (78.4%)

ANNUAL RETURNS                     DURATION WEIGHTED TOP TEN HOLDINGS

11/01/93-10/31/94        -4.42%    10-yr U.S. Long Bond Futures,
11/01/94-10/31/95       +16.49%      953 Contracts, Exp. 12/19/03 ....     19.2%
11/01/95-10/31/96        +8.18%    5-yr U.S. Long Bond Futures,
11/01/96-10/31/97        +9.54%      849 Contracts, Exp. 12/19/03 ....     10.8%
11/01/97-10/31/98       +10.31%    U.S. Treasury Inflation Indexed Bond,
11/01/98-10/31/99        +0.01%      3.875%, Maturity 01/15/09 .......     10.0%
11/01/99-10/31/00        +8.33%    3-months U.S. Dollar LIBOR Swap,
11/01/00-10/31/01       +15.79%      Fixed Rate 4.00%, Maturity 12/17/03    4.1%
11/01/01-10/31/02        +5.43%    Euro Dollar Futures, 430 Contracts,
11/01/02-10/31/03        +6.20%      Exp. 12/13/04 ...................      3.0%
                                   FHLMC 2351 AZ, 6.50%, Maturity
                                     08/15/31 ........................      2.7%
                                   AT&T Corp., 8.00%, Maturity 11/15/31     2.5%
                                   Euro Dollar Futures, 349 Contracts,
                                     Exp. 03/14/05 ...................      2.4%
                                   Euro Dollar Futures, 349 Contracts,
                                     Exp. 06/13/05 ...................      2.4%
                                   U.S. Treasury Inflation Indexed Bond,
                                     3.50%, Maturity 01/15/11 ........      2.3%
                                                       TOTAL               59.4%

--------------------------------------------------------------------------------
GROWTH OF $10,000(1)

[GRAPH]

Fremont Bond Fund ($20,448)

Lehman Bros. Aggregate Bond Index* ($19,269)
--------------------------------------------------------------------------------

AVERAGE ANNUAL RETURNS FOR PERIODS ENDED 10/31/03

                                          1 Year      5 Years      10 Years
--------------------------------------------------------------------------------
Fremont Bond Fund                          6.20%        7.03%        7.41%
Lehman Bros. Aggregate Bond Index          4.91%        6.54%        6.78%

(1) Assumes initial investment of $10,000 on October 31, 1993. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. Investment return and principal value will fluctuate so that an investor's shares when redeemed, may be worth more or less than their original cost. All performance figures assume the reinvestment of dividends and capital gains. Management fees and other expenses are not incorporated in the Lehman Brothers Aggregate Bond Index. Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced.

** See definitions on page 24.

                                                        FREMONT MUTUAL FUNDS  19

FREMONT CALIFORNIA INTERMEDIATE TAX-FREE FUND
--------------------------------------------------------------------------------

Portfolio Manager
Michael Pietronico
Evergreen Investment Management
Company LLC

[PHOTO]

Michael Pietronico

FUND PROFILE

THE FREMONT CALIFORNIA INTERMEDIATE TAX-FREE FUND SEEKS DOUBLE TAX-FREE INCOME FOR CALIFORNIA RESIDENTS THROUGH INVESTING IN HIGH CREDIT QUALITY CALIFORNIA MUNICIPAL SECURITIES.

     PORTFOLIO MANAGER MICHAEL PIETRONICO IS AN ACTIVE MANAGER, QUICK TO RESPOND TO CHANGES IN THE MUNICIPAL SECURITIES MARKET PLACE. PRESERVATION OF PRINCIPAL IS HIS FIRST PRIORITY. CONSEQUENTLY, HE CAREFULLY MONITORS THE CREDIT QUALITY OF INDIVIDUAL HOLDINGS AND IS QUICK TO SELL SECURITIES HE BELIEVES MAY BE DOWNGRADED EITHER BY THE MARKETS OR THE CREDIT RATING AGENCIES. MR. PIETRONICO ALSO FOCUSES ON CHANGING INTEREST RATE TRENDS AND ACTIVELY ADJUSTS AVERAGE MATURITY AND DURATION TO POSITION THE PORTFOLIO AT THE MOST OPPORTUNISTIC POINT IN THE YIELD CURVE.

     FOUNDED IN 1983, SUB-ADVISOR EVERGREEN INVESTMENT MANAGEMENT COMPANY LLC MANAGES OVER $7 BILLION IN FIXED INCOME ASSETS FOR PRIVATE CLIENTS.

TO OUR SHAREHOLDERS

For the six months ended October 31, 2003, the Fremont California Intermediate TaxFree Fund returned 1.05% compared to the Lehman Brothers 5-Year Municipal Bond Index's 1.77% gain. For the twelve months ended on the same date, the Fund returned 4.46% versus the benchmark's 5.21%.

     We took over management of the Fund on March 24, 2003 and spent our first month at the helm attempting to insulate the portfolio from the negative impact of California's soaring budget deficit. The first step in this process was to begin eliminating California General Obligation (GO) bonds. By so doing, we were able to avoid much of the damage resulting from Standard & Poors' downgrade of California GO's from A to BBB (the lowest credit rating given to a state GO since Massachusetts debt was downgraded in the early '90s).

     The second step was to increase the portfolio's allocation to essential purpose revenue bonds--bonds secured by revenues from water, sewer, and power projects. We found the greatest number of attractive opportunities in water revenue bonds. In California, water is chronically in short supply, providing stable revenues for issuers, and therefore, solidifying the credit quality of bonds secured by this revenue stream. At the close of fiscal 2003, water revenue bond holdings approximated 23% and essential purpose revenue bonds more than 50% of total portfolio assets. In general, we were able to buy essential purpose revenue bonds at opportunistic prices, resulting from the indiscriminate sale of all categories of California municipals spawned by the deficit crisis.

     The third step was to identify those municipalities whose general obligation bonds would be less likely to be negatively impacted by the state's deficit problem. Ultimately, spending at the state level must be reduced, causing a trickle down effect on municipalities that may have to pick up more of the cost for services partially funded by the state. This is no easy task, because the ability to raise property taxes, the primary source of municipality revenues, is severely limited by Proposition 13. Consequently, our focus has been on identifying those municipalities in the best fiscal shape.

     In our opinion, California's deficit problem was caused by a general lack of political will to address the state's obvious economic problems. The bursting of the high tech bubble, the ensuing recession, and two years of anemic economic growth ensured that state tax revenues would plummet. Yet, neither the Davis administration nor the state legislature had the political nerve to raise taxes and cut spending. Newly-elected Governor Arnold Schwarzenegger and state legislators will very probably have to do both or risk having California GO's lose their already low investment grade rating. Although it is always difficult to predict what politicians will do, as former Governor Davis can attest, doing nothing is not a politically viable option. Longer term, California must promote more business-friendly policies. The Golden State has been losing jobs to neighboring states such as Nevada and Arizona for several years. Now, it is losing jobs to Asia. Fewer jobs translate into reduced state income tax revenue. While the recovering economy, and particularly a healthier technology sector, should help stem the job loss tide over the next year, ultimately Sacramento will have to make it more attractive for businesses to operate in California.

     As interest rates fell in recent years, fixed income yields declined significantly. While this has been a negative for investors requiring current income, it has made municipal securities' yields even more attractive relative to U.S. Treasury Bonds. Presently, on average, municipal securities' yields are 90%-95% of comparable maturity Treasuries' yields. Historically, double taxfree municipals have almost always offered an after-tax return advantage for investors in the highest federal and state income tax brackets. Today, they provide better after-tax returns for investors in slightly lower income tax brackets as well.

     In closing, while the U.S. economy is

20  FREMONT MUTUAL FUNDS
clearly improving, we believe inflationary pressures will remain dormant for the foreseeable future. We think the Federal Reserve will keep the Fed Funds Rate at 1% until we get considerably better news on the jobs front. Consequently, we think it prudent to maintain the Fund's longer than benchmark average maturity (7 years) and average duration (5.75 years). The portfolio's average coupon is 4.9% and has a current 30-day SEC yield of 3.03%. Average credit quality remains a sterling AA.

Sincerely,

/s/ Michael Pietronico

Michael Pietronico
Portfolio Manager

FREMONT CALIFORNIA INTERMEDIATE
TAX-FREE FUND
PORTFOLIO CREDIT QUALITY
AS OF 10/31/03
--------------------------------------------------------------------------------

[PIE CHART]

A                                   (1.4%)
AA                                 (17.4%)
AAA                                (81.2%)

ANNUAL RETURNS                     TOP TEN HOLDINGS

11/01/93-10/31/94        -3.94%    City of Los Angeles, Water & Power
11/01/94-10/31/95       +12.77%      Revenue, Power Systems ..........      4.6%
11/01/95-10/31/96        +4.63%    Los Angeles CA Unified School
11/01/96-10/31/97        +6.75%      District ........................      3.8%
11/01/97-10/31/98        +7.16%    Sacramento Municipal Utilities
11/01/98-10/31/99        -0.68%      District, Electric Revenue ......      3.7%
11/01/99-10/31/00        +6.78%    Los Angeles CA ....................      3.6%
11/01/00-10/31/01        +7.49%    Los Angeles County Public Works
11/01/01-10/31/02        +3.65%      Finance Authority ...............      3.6%
11/01/02-10/31/03        +4.46%    San Diego Unified School District .      3.0%
                                   San Francisco CA City & County
                                     Public Utilities ................      2.9%
                                   City of Los Angeles, Water & Power
                                     Revenue, Power Systems ..........      2.8%
                                   Los Angeles CA ....................      2.8%
                                   San Francisco City & County Public
                                     Utilities Commission, Water Revenue    2.8%
                                                       TOTAL               33.6%

--------------------------------------------------------------------------------
GROWTH OF $10,000(1)

[GRAPH]

Lehman Bros. 5-Year Municipal Bond Index* ($16,986)

Lehman Bros. 5-Year State G.O. Index* ($16,792)

Fremont California Intermediate Tax-Free Fund ($15,995)
--------------------------------------------------------------------------------

AVERAGE ANNUAL RETURNS FOR PERIODS ENDED 10/31/03

                                          1 Year      5 Years      10 Years
--------------------------------------------------------------------------------
Fremont California Intermediate
  Tax-Free Fund                            4.46%        4.28%        4.81%
Lehman Bros. 5-Year Municipal
  Bond Index                               5.26%        5.51%        5.44%
Lehman Bros. 5-Year State
  G.O. Index                               5.21%        5.44%        5.41%

(1) Assumes initial investment of $10,000 on October 31, 1993. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. Investment return and principal value will fluctuate so that an investor's shares when redeemed, may be worth more or less than their original cost. All performance figures assume the reinvestment of dividends and capital gains. Management fees and other expenses are not incorporated in the Lehman Brothers 5-year State G.O. Index or the Lehman Brothers 5-year Municipal Bond Index. Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced.

This Fund is intended for investment by California residents. A portion of the Fund's distributions may be subject to federal, state or local taxes or the alternative minimum tax (AMT). There are risks associated with investing in a concentrated fund, and the value of the portfolio may be greatly affected by the declines of the value of a single stock. Evergreen Investment Management assumed management of the Fund on March 24, 2003.

* See definitions on page 24.

                                                        FREMONT MUTUAL FUNDS  21

FREMONT MONEY MARKET FUND
--------------------------------------------------------------------------------

Portfolio Co-Managers
Norman Gee and Michelle Romano
Fremont Investment Advisors, Inc.

[PHOTO]

Norman Gee and Michelle Romano

FUND PROFILE

THE FREMONT MONEY MARKET FUND INVESTS PRIMARILY IN HIGH QUALITY SHORT-TERM DEBT SECURITIES (COMMERCIAL PAPER) ISSUED BY U.S. CORPORATIONS AND U.S. SUBSIDIARIES OF FOREIGN CORPORATIONS. THE FUND WILL ALSO TAKE SMALL POSITIONS IN OTHER INVESTMENT-GRADE SHORT-TERM DEBT INSTRUMENTS SUCH AS YANKEE CDS (DOLLAR DENOMINATED CERTIFICATES OF DEPOSIT IN FOREIGN BANKS).

     PORTFOLIO CO-MANAGERS NORMAN GEE AND MICHELLE ROMANO STRIVE TO ADD VALUE THROUGH PRICE-SENSITIVE TRADING AND BY IDENTIFYING UNDERVALUED HIGH QUALITY MONEY MARKET SECURITIES. THEY WILL ALSO MAKE CONSERVATIVE ADJUSTMENTS TO THE PORTFOLIO'S AVERAGE MATURITY IN AN ATTEMPT TO ENHANCE TOTAL PORTFOLIO YIELD.

TO OUR SHAREHOLDERS

For the six months ended October 31, 2003, the Fremont Money Market Fund returned 0.39% compared to the iMoneyNet Money Fund Report/First Tier Taxable Average's 0.22% gain. For the twelve months ended on the same date, the Fund returned 0.93% versus the benchmark's 0.55%.

     In fiscal 2003, money fund yields reached historically low levels, prompting some money funds to reduce or suspend fees in order to preserve positive total returns. The Fremont Money Market Fund's longer average maturity (in the 72-74 day range through this reporting period versus the 55-day average for money funds) helped Fund performance. Going forward, we would like to stay in this average maturity range. However, reduced issuance of longer-term commercial paper (many corporations are taking advantage of low long-term interest rates by issuing bonds instead of short-term debt), may make it difficult to be as "long" as we would like. The portfolio remains "barbelled," with the heavy weightings on the long and short end of the maturity spectrum. The heavy weighting on the long end allows us to take advantage of higher yields farther up the relatively steep money market yield curve. The heavy weighting on the short end gives us the flexibility to quickly roll over short maturity paper into higher yielding securities if and when short-term interest rates trend higher.

     Several Federal Reserve Open Market Committee members had hinted they are in favor of raising rates before rather than after any evidence of inflationary pressure. However, at its meeting at the end of October, the Fed decided any tightening would be premature. We agree. Driven primarily by the rebuilding of inventories, which were drawn down to historically low levels in the second quarter, preliminary third quarter GDP growth came in at an impressive 8.2%. We could see strong fourth quarter numbers as well. However, we question whether the economy can sustain this pace in 2004.

     Big companies are still laying off employees. We are "exporting" more and more jobs overseas both in the manufacturing and services sectors. Merger and acquisition activity is increasing. While the stock market generally applauds deals, they almost always result in significant job losses as the combined companies eliminate redundant positions. This is not the kind of environment likely to bolster consumer confidence. We note that although consumer confidence readings have improved modestly in recent months, the polls clearly indicate that consumers are worried about the future. Of course, worried or not, over the last several years consumers have been willing to spend. But, absent the fuel provided by the home refinancing boom, which we believe has peaked, and later, the Bush tax cuts, we expect consumer spending to slow in 2004. We think favorable supply/demand dynamics and low mortgage rates will continue to support the housing market, but doubt auto sales will remain nearly as strong. The Big Three have been counting on "hot" new models to wean car buyers off profit margin destroying rebates. It doesn't appear to be working. At some point, we believe Detroit will tire of losing money in the battle for market share, and reducing incentives will result in a significant decline in auto sales.

     Judging from the strong performance of technology stocks, investors appear to be anticipating a prolonged recovery in capital spending. This is simply not likely to happen if consumer driven end demand fails to improve significantly. In general, until we see capacity utilization rates increase substantially, capital spending will likely remain constrained.

     Our conclusion is that after spurting in the third and fourth quarters, the economy will bump along at a much more modest pace in 2004, and the Federal Reserve will sit on its hands for at least the next twelve months. If we are right, the Fund's longer average maturity should continue to produce superior returns. If we are wrong and more robust economic growth inspires

22  FREMONT MUTUAL FUNDS
the Fed to tighten, our heavy weighting in shorter maturity paper will allow us to respond quickly.

     With the stock market rallying and money market funds providing anemic returns in fiscal 2003, money funds are once again the potted palms in the lobby of investment life. However, if economic and corporate profit growth fails to meet what we believe are optimistic expectations in 2004, the benefits of money funds--preservation of capital and liquidity--will once again be appreciated by investors.

Sincerely,

/s/ Norman Gee

/s/ Michelle Romano

Norman Gee and Michelle Romano
Portfolio Co-Managers

FREMONT MONEY MARKET FUND
GEOGRAPHIC DIVERSIFICATION
AS OF 10/31/03
--------------------------------------------------------------------------------

[PIE CHART]

Australia                           (1.4%)
Luxembourg                          (2.8%)
Denmark                             (2.9%)
Netherlands                         (3.6%)
Switzerland                         (4.7%)
Norway                              (5.0%)
Canada                              (5.8%)
Japan                               (6.4%)
France                              (7.1%)
Germany                             (7.8%)
Sweden                              (9.2%)
United Kingdom                      (9.9%)
United States                      (33.4%)

ANNUAL RETURNS                     TOP TEN HOLDINGS

11/01/93-10/31/94        +3.49%    Electricite de France, CP .........      2.8%
11/01/94-10/31/95        +5.84%    Swedish National Housing Finance
11/01/95-10/31/96        +5.34%      Corp., CP .......................      2.1%
11/01/96-10/31/97        +5.39%    FHLMC AN ..........................      2.1%
11/01/97-10/31/98        +5.45%    UBS Finance LLC, CP ...............      1.9%
11/01/98-10/31/99        +4.89%    U.S. Treasury Note, TSY ...........      1.7%
11/01/99-10/31/00        +5.99%    Caisse Centrale Desjardins du
11/01/00-10/31/01        +4.67%      Quebec, CP ......................      1.6%
11/01/01-10/31/02        +1.77%    Toronto Dominion Holdings USA,
11/01/02-10/31/03        +0.93%      Inc., CP ........................      1.4%
                                   Queen's Health System, CP .........      1.4%
                                   HBOS Treasury Services PLC, CP ....      1.4%
                                   Alianz Finance Corp., CP ..........      1.4%
                                                       TOTAL               17.8%

--------------------------------------------------------------------------------
GROWTH OF $10,000(1)

[GRAPH]

90-Day U.S. T-Bills ($15,464)

Fremont Money Market Fund ($15,330)

iMoney Net Money Fund Report Averages(TM)/ First Tier* ($14,656)
--------------------------------------------------------------------------------

AVERAGE ANNUAL RETURNS FOR PERIODS ENDED 10/31/03

                                          1 Year      5 Years      10 Years
--------------------------------------------------------------------------------
Fremont Money Market Fund                  0.93%        3.63%        4.36%
90-Day U.S. T-Bills                        1.24%        3.77%        4.46%
iMoney Net Money Fund Report
  AveragesTM/First Tier                    0.55%        3.16%        3.90%

(1) Assumes initial investment of $10,000 on October 31, 1993. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. All performance figures assume the reinvestment of dividends and capital gains. Management fees and other expenses are not incorporated in the 90-day T-Bill's performance.

An investment in the Fremont Money Market Fund is not insured or guaranteed by the FDIC or any other government agency. Although the Fremont Money Market Fund seeks to preserve the net asset value of $1.00 per share, it is possible to lose money by investing in the Fund.

* See definitions on page 24.

                                                        FREMONT MUTUAL FUNDS  23

                           FREMONT MUTUAL FUNDS, INC.
                                  Definitions+

LEHMAN BROTHERS 5-YEAR MUNICIPAL BOND INDEX - an index that provides a broad-based performance measure of the U.S. municipal bond market consisting of securities with 4-6 year maturities. The index tracks general obligation, revenue, insured and prerefunded bonds with a minimum credit rating of Baa by Moody's.

RUSSELL 1000 INDEX - A comprehensive large cap index measuring the performance of the largest 1,000 U.S.
incorporated companies.

RUSSELL 1000 VALUE INDEX - Measures the performance of those Russell 1000 companies (see definition above) with lower price-to-book ratios and lower forecasted growth values.

LEHMAN BROTHERS 5-YEAR STATE G.O. BOND INDEX - An index for the tax-exempt bond market comprised of bonds with a minimum credit rating of Baa.

LEHMAN BROTHERS AGGREGATE BOND INDEX - An index of U.S. investment grade fixed-rate bond market, including both government and corporate bonds.

LEHMAN BROTHERS INTERMEDIATE GOVERNMENT/CORPORATE BOND INDEX - An index of all investment grade government and corporate bonds with a maturity between 1 and 10 years.

iMONEYNET MONEY FUND REPORT/FIRST TIER TAXABLE AVERAGE - Based on the 30-day average percentage yield on all highly rated taxable money market funds reported in the Money Fund Report, a service of iMoneyNet, Inc. (formerly IBC Financial
Data).

MORGAN STANLEY CAPITAL INTERNATIONAL EUROPE, AUSTRALASIA, FAR EAST (MSCI EAFE) INDEX - Composed of all of the publicly traded stocks in 20 developed non-U.S. markets. Among the countries included are Australia, France, Germany, Italy, Japan, Singapore, Spain and the United Kingdom.

RUSSELL 2000 GROWTH INDEX - Measures the performance of the Russell 2000 companies (see definition below) with higher price-to-book ratios and higher forecasted growth values.

RUSSELL 2000 INDEX - Composed of the 2000 smallest stocks in the Russell 3000 Index, and is widely regarded in the industry as the premier measure of small cap stock performance.

RUSSELL 3000 INDEX - Composed of the 3000 largest U.S. companies as measured by market capitalization, and represents about 98% of the U.S. stock market.

CITIGROUP NON-U.S. GOVERNMENT BOND INDEX (FORMERLY SALOMON SMITH BARNEY NON-U.S. GOVERNMENT BOND INDEX) - Tracks the performance of the government bond markets of Australia, Austria, Belgium, Canada, Denmark, France, Germany, Italy, Japan, the Netherlands, Spain, Sweden, and the United Kingdom.

S&P 500 INDEX - Widely regarded as the standard for measuring large-cap U.S. stock market performance, this popular index includes a representative sample of leading companies in leading industries.

WILSHIRE  REIT INDEX - Measures  U.S.  publicly  traded Real  Estate  Investment
Trusts.

+ Indexes are not available for investment and do not incur expenses.

24  FREMONT MUTUAL FUNDS

REPORT OF INDEPENDENT AUDITORS
--------------------------------------------------------------------------------

To the Board of Directors and Shareholders of Fremont Mutual Funds, Inc.:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of each of the funds constituting Fremont Mutual Funds, Inc., (hereafter referred to as the "Funds") at October 31, 2003, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
San Francisco, California
December 18, 2003

                                                        FREMONT MUTUAL FUNDS  25

                              FREMONT GLOBAL FUND
                                October 31, 2003

SCHEDULE OF INVESTMENTS IN SECURITIES AND NET ASSETS

                                                         Country   Value (000s)
    Shares      Security Description                       Code      (Note 1)
--------------------------------------------------------------------------------

COMMON STOCKS 66.0%

BUSINESS EQUIPMENT & SERVICES 3.2%

      41,265    Amcor Ltd.                                   AU    $        248
      48,174    Brambles Industries PLC                      AU             146
      15,900    WPP Group PLC                                UK             151
         333    Allied Waste Industries, Inc.*               US               4
      40,100    Alloy, Inc.*                                 US             180
      17,880    Apollo Group, Inc. (Class A)*                US           1,136
         952    Automatic Data Processing, Inc.              US              36
       1,800    Bright Horizons Family
                  Solutions, Inc.*                           US              77
      24,100    Centra Software, Inc.*                       US              70
       3,000    Certegy, Inc.                                US             101
         271    Cintas Corp.                                 US              12
       1,698    Computer Sciences Corp.*                     US              67
       7,200    Concord Camera Corp.*                        US              92
         775    Concord EFS, Inc.*                           US               8
         227    Convergys Corp.*                             US               4
       8,300    CoStar Group, Inc.*                          US             313
       4,900    D&B Corp.*                                   US             228
          85    Deluxe Corp.                                 US               3
         181    Donnelley (R.R.) & Sons Co.                  US               5
      10,223    eBay, Inc.*                                  US             572
         764    Electronic Data Systems Corp.                US              16
       2,123    Equifax, Inc.                                US              52
         308    Fiserv, Inc.*                                US              11
         277    Genuine Parts Co.                            US               9
       2,086    H&R Block, Inc.                              US              98
      23,300    Harris Interactive, Inc.*                    US             155
       5,400    Infocrossing, Inc.*                          US              51
         623    Interpublic Group of Cos., Inc.              US               9
      13,700    Kroll, Inc.*                                 US             319
       1,700    Labor Ready, Inc.*                           US              18
       7,300    ManTech International
                  Corp. (Class A)*                           US             179
         179    Monster Worldwide, Inc.*                     US               5
         253    NVIDIA Corp.*                                US               4
      80,993    Office Depot, Inc.*                          US           1,209
         303    Omnicom Group, Inc.                          US              24
         600    Paychex, Inc.                                US              23
       4,200    Pemstar, Inc.*                               US              15
      47,300    Perma-Fix Environmental
                  Services, Inc.*                            US             108
      32,273    Pitney Bowes, Inc.                           US           1,326
         150    QLogic Corp.*                                US               8
         271    Robert Half International, Inc.*             US               6
       1,601    Ryder System, Inc.                           US              48
       1,929    Sabre Holdings Corp.                         US              42
         781    Staples, Inc.*                               US              21
         454    Sungard Data Systems, Inc.*                  US              13
         943    Waste Management, Inc.                       US              24
         196    Waters Corp.*                                US               6
       3,200    World Fuel Services Corp.                    US              92
       3,546    Yahoo!, Inc.*                                US             155
                                                                   ------------
                                                                          7,499
                                                                   ------------

                                                         Country   Value (000s)
    Shares      Security Description                       Code      (Note 1)
--------------------------------------------------------------------------------

CAPITAL GOODS 1.5%

      11,700    AAON, Inc.*                                  US    $        216
         115    American Standard Cos., Inc.*                US              11
      10,900    BHA Group Holdings, Inc. (Class A)           US             255
       3,324    Black & Decker Corp.                         US             159
         550    Caterpillar, Inc.                            US              40
         117    Cooper Tire & Rubber                         US               2
          94    Crane Co.                                    US               3
          66    Cummins Engine Co.                           US               3
         381    Deere & Co.                                  US              23
         323    Dover Corp.                                  US              13
      25,471    Emerson Electric Co.                         US           1,445
         130    Fluor Corp.                                  US               5
       3,900    Graco, Inc.                                  US             149
         145    Grainger (W.W.), Inc.                        US               7
       2,200    Harsco Corp.                                 US              84
         490    Illinois Tool Works, Inc.                    US              36
       9,900    IMPCO Technologies, Inc.*                    US              87
         273    Ingersoll-Rand Co.                           US              16
         147    ITT Industries, Inc.                         US              10
       3,443    Johnson Controls, Inc.                       US             370
         109    Navistar International Corp.*                US               4
       9,150    Northern Technologies
                  International Corp.                        US              51
       5,500    OSI Systems, Inc.*                           US             101
         186    PACCAR, Inc.                                 US              15
         188    Parker-Hannifin Corp.                        US              10
         132    Power-One, Inc.*                             US               1
         270    PPG Industries, Inc.                         US              16
       2,700    Precision Castparts Corp.                    US             111
       2,694    Rockwell Automation, Inc.                    US              84
       1,832    Sherwin-Williams Co. (The)                   US              61
          93    Snap-on, Inc.                                US               3
       3,181    Tyco International Ltd.                      US              66
                                                                   ------------
                                                                          3,457
                                                                   ------------

CONSUMER DURABLES 1.5%
      20,714    Luxottica Group ADR                          IT             331
      18,600    Matsushita Electric
                  Industrial Co. Ltd.                        JP             245
       8,000    Sony Corp. ADR                               JP             282
       8,275    Toyota Motor Co.                             JP             235
      28,882    GKN PLC                                      UK             135
      31,000    TI Automotive Ltd.(d)*                       UK               0
         147    Cooper Industries Ltd.                       US               8
         237    Dana Corp.                                   US               4
         244    Danaher Corp.                                US              20
         892    Delphi Automotive Systems Corp.              US               8
         120    Eaton Corp.                                  US              12
      11,317    Ford Motor Co.                               US             137
         893    General Motors Corp.                         US              38
         279    Goodyear Tire & Rubber Co. (The)             US               2
      26,582    Harley-Davidson, Inc.                        US           1,260
         306    Leggett & Platt, Inc.                        US               6
       1,225    Maytag Corp.                                 US              31
         208    Visteon Corp.                                US               1
      13,110    Whirlpool Corp.                              US             924
                                                                   ------------
                                                                          3,679
                                                                   ------------

The accompanying notes are an integral part of these financial statements.

26  FREMONT MUTUAL FUNDS

                              FREMONT GLOBAL FUND
                                October 31, 2003

SCHEDULE OF INVESTMENTS IN SECURITIES AND NET ASSETS

                                                         Country   Value (000s)
    Shares      Security Description                       Code      (Note 1)
--------------------------------------------------------------------------------

CONSUMER NON-DURABLES 4.1%

      93,065    Coca-Cola Amatil Ltd.                        AU    $        388
     113,866    Foster's Group Ltd.                          AU             369
       1,900    Nestle SA                                    CH             418
         108    Antena 3 Television SA*                      ES               6
         300    Groupe Danone                                FR              45
       4,760    L'Oreal SA                                   FR             352
       4,500    LVMH Moet Hennessy
                  Louis Vuitton SA                           FR             311
      11,183    Kao Corp.                                    JP             230
       9,020    Heineken NV                                  NL             322
      26,593    Koninklijke Ahold NV*                        NL             225
      41,600    Cadbury Schweppes PLC                        UK             267
      34,835    Diageo PLC                                   UK             409
      36,000    Unilever PLC                                 UK             307
          94    Alberto-Culver Co. (Class B)                 US               6
       9,632    Altria Group, Inc.                           US             448
         105    American Greetings Corp.*                    US               2
       1,317    Anheuser-Busch Cos., Inc.                    US              65
       1,027    Archer-Daniels-Midland Co.                   US              15
         376    Avon Products, Inc.                          US              26
          90    Ball Corp.                                   US               5
          85    Bemis Co.                                    US               4
         597    Brown Forman Corp. (Class B)                 US              50
         144    Brunswick Corp.                              US               4
       3,454    Campbell Soup Co.                            US              90
       6,500    Chattem, Inc.*                               US              95
         345    Clorox Co. (The)                             US              16
       7,814    Coca-Cola Co.                                US             363
       8,621    Coca-Cola Enterprises, Inc.                  US             174
      13,857    Colgate Palmolive Co.                        US             737
         855    ConAgra, Inc.                                US              20
          58    Coors (Adolph) Co.                           US               3
         456    Eastman Kodak Co.                            US              11
       4,300    Energizer Holdings, Inc.*                    US             158
         231    Fortune Brands, Inc.                         US              15
         593    General Mills, Inc.                          US              27
         404    Georgia-Pacific Corp.                        US              11
      11,125    Gillette Co. (The)                           US             355
         560    Heinz (H.J.) & Co.                           US              20
         208    Hershey Foods Corp.                          US              16
         150    International Flavors &
                  Fragrances, Inc.                           US               5
         202    Jones Apparel Group, Inc.                    US               7
       5,450    Kellogg Co.                                  US             181
       8,207    Kimberly-Clark Corp.                         US             433
       2,473    Liz Claiborne, Inc.                          US              91
       3,400    Loews - Carolina Group                       US              85
         222    McCormick & Co., Inc.                        US               7
         437    Newell Rubbermaid, Inc.                      US              10
         420    Nike, Inc. (Class B)                         US              27
         251    Pactiv Corp.*                                US               6
       6,027    Pepsi Bottling Group, Inc.                   US             134
       3,700    PepsiAmericas, Inc.                          US              55
      11,848    PepsiCo, Inc.                                US             567
      22,200    Poore Brothers, Inc.*                        US             102
      14,365    Procter & Gamble Co.                         US           1,412

                                                         Country   Value (000s)
    Shares      Security Description                       Code      (Note 1)
--------------------------------------------------------------------------------

CONSUMER NON-DURABLES (Cont.)

         134    R.J. Reynolds Tobacco Holdings, Inc.         US    $          6
          94    Reebok International Ltd.                    US               4
       1,238    Sara Lee Corp.                               US              25
         135    Stanley Works (The)                          US               5
       1,035    Sysco Corp.                                  US              35
          93    Tupperware Corp.                             US               1
         265    UST, Inc.                                    US               9
         171    VF Corp.                                     US               7
         358    Wrigley (W.M.) Jr. Co.                       US              20
                                                                   ------------
                                                                          9,619
                                                                   ------------

CONSUMER SERVICES 4.4%

       8,700    Lions Gate Entertainment Corp.*              CA              36
      43,180    Television Broadcasts Ltd.                   HK             205
      16,405    Reed Elsevier NV                             NL             182
       1,003    Carnival Corp.                               PA              35
      26,353    InterContinental Hotels Group PLC            UK             239
      46,700    Reed Elsevier PLC                            UK             363
      86,414    Cendant Corp.*                               US           1,765
       2,079    Clear Channel Communications, Inc.           US              85
       3,584    Comcast Corp. (Class A)*                     US             122
      38,300    Comcast Corp. (Special Class A)*             US           1,249
      11,100    COX Communications, Inc.
                  (Class A)*                                 US             378
       2,030    Dow Jones & Co., Inc.                        US             106
      12,630    Gannett Co., Inc.                            US           1,062
       2,300    GTECH Holdings Corp.                         US             103
       2,275    Harrah's Entertainment, Inc.                 US              99
         277    Hasbro, Inc.                                 US               6
         601    Hilton Hotels Corp.                          US              10
      44,150    International Game Technology                US           1,446
         128    Knight Ridder, Inc.                          US               9
     109,800    Liberty Media Corp. (Class A)*               US           1,108
         371    Marriott International, Inc.
                  (Class A)                                  US              16
         699    Mattel, Inc.                                 US              14
         304    McGraw-Hill Cos., Inc.                       US              20
          79    Meredith Corp.                               US               4
       3,800    Monro Muffler, Inc.*                         US             125
      14,800    MTR Gaming Group, Inc.*                      US             162
       7,300    Nevada Gold & Casinos, Inc.*                 US              93
         238    New York Times Co. (Class A)                 US              11
      15,200    Park Place Entertainment Corp.*              US             146
         320    Starwood Hotels &
                  Resorts Worldwide, Inc.                    US              11
      58,687    Time Warner, Inc.*                           US             897
         500    Tribune Co.                                  US              25
         515    Univision Communications, Inc.*              US              17
       3,295    Viacom, Inc. (Class B)                       US             131
       5,455    Walt Disney Co. (The)                        US             124
                                                                   ------------
                                                                         10,404
                                                                   ------------

ENERGY 3.1%

         233    Nabors Industries Ltd.*                      BB               9
       6,900    Nexen, Inc.                                  CA             194
       2,333    Total Fina Elf SA                            FR             362

The accompanying notes are an integral part of these financial statements.

                                                        FREMONT MUTUAL FUNDS  27

                              FREMONT GLOBAL FUND
                                October 31, 2003

SCHEDULE OF INVESTMENTS IN SECURITIES AND NET ASSETS

                                                         Country   Value (000s)
    Shares      Security Description                       Code      (Note 1)
--------------------------------------------------------------------------------

ENERGY (CONT.)

       3,600    Total SA ADR                                 FR    $        281
       8,000    Royal Dutch Petroleum Co.                    NL             355
       7,300    Royal Dutch Petroleum Co., ADR               NL             324
      60,190    BG Group PLC                                 UK             274
      16,732    BP PLC                                       UK             116
       5,600    BP Amoco PLC, ADR                            UK             237
         143    Amerada Hess Corp.                           US               7
         397    Anadarko Petroleum Corp.                     US              17
         258    Apache Corp.                                 US              18
         109    Ashland, Inc.                                US               4
         533    Baker Hughes, Inc.                           US              15
         252    BJ Services Co.*                             US               8
         320    Burlington Resources, Inc.                   US              16
      12,202    ChevronTexaco Corp.                          US             907
       1,083    ConocoPhillips                               US              62
      19,669    Devon Energy Corp.                           US             954
         597    Dynegy, Inc. (Class A)                       US               2
       4,783    EOG Resources, Inc.                          US             202
      37,069    Exxon Mobil Corp.                            US           1,356
         697    Halliburton Co.                              US              17
      24,161    Kerr-McGee Corp.                             US           1,003
       4,394    Marathon Oil Corp.                           US             130
         213    Noble Corp.*                                 US               7
       6,610    Occidental Petroleum Corp.                   US             233
          58    Peoples Energy Corp.                         US               2
       1,800    Pride International, Inc.*                   US              29
         149    Rowan Cos., Inc.*                            US               4
         928    Schlumberger Ltd.                            US              44
         332    Sempra Energy                                US               9
         123    Sunoco, Inc.                                 US               5
         299    Teco Energy, Inc.                            US               4
       4,800    Tidewater, Inc.                              US             132
         509    Transocean, Inc.*                            US              10
         411    Unocal Corp.                                 US              13
                                                                   ------------
                                                                          7,362
                                                                   ------------

FINANCIAL SERVICES (BANKS) 6.4%

      31,356    National Australia Bank Ltd.                 AU             679
       8,679    Bayerische Hypo-und
                  Vereinsbank AG                             DE             191
       4,500    Deutsche Bank AG                             DE             296
      59,847    Santander Central Hispano                    ES             573
       5,228    Societe Generale                             FR             388
      32,200    HSBC Holdings PLC                            HK             485
     116,192    Banca Intesa                                 IT             391
      23,300    Oversea-Chinese Banking Corp. Ltd            SG             162
      26,669    HBOS PLC                                     UK             310
      34,566    Lloyds TSB Group PLC                         UK             240
      12,900    Royal Bank of Scotland Group PLC             UK             345
         559    Amsouth Bancorporation                       US              13
      10,580    Bank of America Corp.                        US             801
       1,227    Bank of New York Co., Inc.                   US              38
       1,800    Bank One Corp.                               US              76
         860    BB&T Corp.                                   US              33
       1,259    Charter One Financial, Inc.                  US              40
      58,103    Citigroup, Inc.                              US           2,754
         279    Comerica, Inc.                               US              14

                                                         Country   Value (000s)
    Shares      Security Description                       Code      (Note 1)
--------------------------------------------------------------------------------

FINANCIAL SERVICES (BANKS) (Cont.)

         907    Fifth Third Bancorp.                         US    $         53
       3,700    First Tennessee National Corp.               US             168
      40,976    FleetBoston Financial Corp.                  US           1,655
         364    Huntington Bancshares, Inc.                  US               8
         670    KeyCorp                                      US              19
         362    Marshall & Ilsley Corp.                      US              13
       4,835    MBNA Corp.                                   US             120
         686    Mellon Bank Corp.                            US              21
       2,478    National City Corp.                          US              81
         242    North Fork Bancorporation, Inc.              US               9
         352    Northern Trust Corp.                         US              16
         446    PNC Bank Corp.                               US              24
         355    Regions Financial Corp.                      US              13
       2,700    Silicon Valley Bancshares*                   US              95
         538    SouthTrust Corp.                             US              17
         530    State Street Corp.                           US              28
         448    Suntrust Banks, Inc                          US              30
         480    Synovus Financial Corp.                      US              13
         312    Union Planters Corp.                         US              10
       3,068    US Bancorp                                   US              84
      41,222    Wachovia Corp.                               US           1,891
      50,475    Wells Fargo & Co.                            US           2,843
         843    Zions Bancorporation                         US              52
                                                                   ------------
                                                                         15,092
                                                                   ------------

FINANCIAL SERVICES (OTHER) 8.8%

       3,310    Manulife Financial Corp.                     CA             100
       2,200    Allianz AG                                   DE             236
       1,146    Hypo Real Estate Holding AG*                 DE              20
          14    Millea Holdings, Inc.                        JP             167
      25,534    ING Groep NV                                 NL             529
      14,771    Aviva PLC                                    UK             121
         443    ACE Ltd.                                     US              16
         819    Aflac, Inc.                                  US              30
      47,421    Allstate Corp.                               US           1,873
      15,570    AMBAC Financial Group, Inc.                  US           1,101
      55,550    American Express Co.                         US           2,607
      27,855    American International Group, Inc.           US           1,694
         498    Aon Corp.                                    US              11
         600    Bankrate, Inc.*                              US               9
         159    Bear Stearns Cos., Inc. (The)                US              12
      24,862    Capital One Financial Corp.                  US           1,512
      19,399    Chubb Corp. (The)                            US           1,296
         255    Cincinnati Financial Corp.                   US              10
       1,017    Countrywide Credit Industries, Inc.          US             107
         700    Doral Financial Group                        US              35
      21,751    Fannie Mae                                   US           1,559
         173    Federated Investors, Inc. (Class B)          US               5
         400    Franklin Resources, Inc.                     US              19
      12,108    Freddie Mac                                  US             680
         243    Golden West Financial Corp.                  US              24
       3,455    Goldman Sachs Group, Inc. (The)              US             324
         450    Hartford Financial
                  Services Group, Inc.                       US              25
       5,100    Infinity Property & Casualty Corp.           US             166
         381    Janus Capital Group, Inc.                    US               5
         226    Jefferson-Pilot Corp.                        US              11

The accompanying notes are an integral part of these financial statements.

28  FREMONT MUTUAL FUNDS

                              FREMONT GLOBAL FUND
                                October 31, 2003

SCHEDULE OF INVESTMENTS IN SECURITIES AND NET ASSETS

                                                         Country   Value (000s)
    Shares      Security Description                       Code      (Note 1)
--------------------------------------------------------------------------------

FINANCIAL   SERVICES (OTHER) (CONT.)

         461    John Hancock Financial
                  Services, Inc.                             US    $         16
       3,243    JP Morgan Chase & Co.                        US             116
       2,385    Lehman Brothers Holdings, Inc.               US             172
         283    Lincoln National Corp.                       US              11
         295    Loews Corp.                                  US              13
         848    Marsh & McLennan Cos., Inc.                  US              36
       3,031    MBIA, Inc.                                   US             181
      20,389    Merrill Lynch & Co., Inc.                    US           1,207
       1,211    Metlife, Inc.                                US              38
      16,057    MGIC Investment Corp.                        US             824
      25,538    Moody's Corp.                                US           1,477
       1,732    Morgan Stanley Dean Witter & Co.             US              95
       6,015    Principal Financial Group, Inc.              US             189
       1,946    Progressive Corp.                            US             144
         462    Providian Financial Corp.*                   US               5
         869    Prudential Financial, Inc.                   US              34
         221    Safeco Corp.                                 US               8
       2,157    Schwab (Charles) Corp.                       US              29
       9,118    SLM Corp.                                    US             357
         363    St. Paul Cos., Inc. (The)                    US              14
         197    T. Rowe Price Group, Inc.                    US               8
         182    Torchmark Corp.                              US               8
       1,604    Travelers Property Casualty Corp.            US              26
         471    UnumProvident Corp.                          US               8
      32,170    Washington Mutual, Inc.                      US           1,407
         218    XL Capital Ltd. (Class A)                    US              15
                                                                   ------------
                                                                         20,742
                                                                   ------------

HEALTH CARE 10.4%

       9,600    Novartis AG                                  CH             365
       5,000    Roche Holding AG                             CH             413
         301    Synthes-Stratec, Inc.                        CH             276
       3,900    Fresenius Medical Care AG                    DE             222
       8,900    Novo-Nordisk AS                              DK             320
       5,232    Essilor International SA                     FR             251
       3,800    Sanofi-Synthelabo SA                         FR             235
      20,800    Teva Pharmaceutical
                  Industries Ltd. ADR                        IL           1,183
       8,800    Eisai Co. Ltd.                               JP             206
      15,173    Takeda Chemical Industries Ltd.              JP             536
      34,965    GlaxoSmithKline PLC                          UK             748
      35,588    Abbott Laboratories                          US           1,517
       4,900    Advanced Neuromodulation
                  Systems, Inc.*                             US             201
       2,145    Aetna, Inc.                                  US             123
         208    Allergan, Inc.                               US              16
         178    AmerisourceBergen Corp.                      US              10
      20,156    Amgen, Inc.*                                 US           1,245
      11,521    Anthem, Inc.*                                US             788
         333    Applied Biosystems Group                     US               8
      15,500    ArthroCare Corp.*                            US             346
       7,200    Atherogenics, Inc.*                          US             119
          85    Bausch & Lomb, Inc.                          US               4
       4,370    Baxter International, Inc.                   US             116
       1,800    Beckman Coulter, Inc.                        US              89
       6,504    Becton Dickinson & Co.                       US             238
         238    Biogen, Inc.*                                US              10

                                                         Country   Value (000s)
    Shares      Security Description                       Code      (Note 1)
--------------------------------------------------------------------------------

HEALTH CARE (Cont.)

         408    Biomet, Inc.                                 US    $         15
         656    Boston Scientific Corp.*                     US              44
       3,087    Bristol-Myers Squibb Co.                     US              78
       1,183    C R Bard, Inc.                               US              95
         711    Cardinal Health, Inc.                        US              42
       2,000    Cephalon, Inc.*                              US              94
         297    Chiron Corp.*                                US              16
         223    Cigna Corp.                                  US              13
       4,400    Conceptus, Inc.*                             US              54
      23,000    Eclipsys Corp.*                              US             273
      20,800    Encore Medical Corp.*                        US             142
       5,400    Exact Sciences Corp.*                        US              57
         126    Express Scripts, Inc. (Class A)*             US               7
       3,781    Forest Laboratories, Inc. (Class A)*         US             189
       6,300    Genentech, Inc.*                             US             516
         354    Genzyme Corp.*                               US              16
       6,900    Gilead Sciences, Inc.*                       US             377
         490    Guidant Corp.                                US              25
      30,600    Harvard Bioscience, Inc.*                    US             226
      43,196    HCA - The Healthcare Co.                     US           1,652
         382    Health Management
                  Associates, Inc. (Class A)                 US               8
         900    Health Net, Inc.*                            US              28
       4,057    Humana, Inc.*                                US              82
       5,200    ICON PLC*                                    US             222
       5,081    IMS Health, Inc.                             US             120
      15,100    Intuitive Surgical, Inc.*                    US             219
       8,727    Johnson & Johnson                            US             439
         384    King Pharmaceuticals, Inc.*                  US               5
       1,788    Lilly (Eli) & Co.                            US             119
         142    Manor Care, Inc.                             US               5
         463    Mckesson HBOC, Inc.                          US              14
       1,775    Medco Health Solutions, Inc.*                US              59
         398    Medimmune, Inc.*                             US              11
      24,438    Medtronic, Inc.                              US           1,114
      36,865    Merck & Co.                                  US           1,631
          77    Millipore Corp.*                             US               3
      42,662    NeoPharm, Inc.*                              US             652
       6,200    OraSure Technologies, Inc.*                  US              52
      28,200    Oxford Health Plans, Inc.                    US           1,142
      50,500    Pfizer, Inc.                                 US           1,596
       1,100    Pharmaceutical Resources, Inc.*              US              80
       4,400    Possis Medical, Inc.*                        US              72
       9,768    Quest Diagnostics, Inc.                      US             661
      21,700    Quidel Corp.*                                US             197
       2,340    Schering-Plough Corp.                        US              36
         274    St. Jude Medical, Inc.*                      US              16
      16,017    Stryker Corp.                                US           1,299
         739    Tenet Healthcare Corp.*                      US              10
       7,650    UnitedHealth Group, Inc.                     US             389
       3,000    Vital Images, Inc.*                          US              54
       1,072    Watson Pharmaceuticals, Inc.* US                             42
         234    Wellpoint Health Networks, Inc.*             US              21
      11,920    Wyeth                                        US             526
       3,961    Zimmer Holdings, Inc.*                       US             253
                                                                   ------------
                                                                         24,693
                                                                   ------------

The accompanying notes are an integral part of these financial statements.

                                                        FREMONT MUTUAL FUNDS  29

                              FREMONT GLOBAL FUND
                                October 31, 2003

SCHEDULE OF INVESTMENTS IN SECURITIES AND NET ASSETS

                                                         Country   Value (000s)
    Shares      Security Description                       Code      (Note 1)
--------------------------------------------------------------------------------

MULTI-INDUSTRY 1.8%

      17,600    Jardine Matheson Holdings Ltd.               SG    $        129
     108,055    General Electric Co.                         US           3,135
      29,670    Honeywell International, Inc.                US             908
         216    Textron, Inc.                                US              11
                                                                   ------------
                                                                          4,183
                                                                   ------------

RAW MATERIALS 1.7%

      15,258    Orica Ltd.                                   AU             143
      10,247    Bayer AG                                     DE             246
       6,818    UPM-Kymmene Oyj                              FI             127
       6,290    Cie de Saint-Gobain                          FR             265
       2,637    L'Air Liquide SA*                            FR             390
       6,860    POSCO                                        KR             199
      10,875    Rio Tinto                                    UK             264
         362    Air Products & Chemicals, Inc.               US              16
       1,347    Alcoa, Inc.                                  US              43
         129    Allegheny Technologies, Inc.                 US               1
         176    Avery Dennison Corp.                         US               9
          93    Boise Cascade Corp.                          US               3
       1,463    Dow Chemical Co.                             US              55
      30,787    E. I. du Pont de Nemours and Co.             US           1,244
         123    Eastman Chemical Co.                         US               4
         414    Ecolab, Inc.                                 US              11
         199    Engelhard Corp.                              US               6
       7,268    Freeport-McMoRan
                  Copper & Gold, Inc. (Class B)              US             282
          81    Great Lakes Chemical Corp.                   US               2
         177    Hercules, Inc.*                              US               2
         764    International Paper Co.                      US              30
         167    Louisiana Pacific Corp.*                     US               3
         748    Masco Corp.                                  US              21
         319    MeadWestvaco Corp.                           US               8
       1,246    Minnesota Mining &
                  Manufacturing Co.                          US              98
       7,117    Monsanto Co.                                 US             178
         650    Newmont Mining Corp.                         US              28
         125    Nucor Corp.                                  US               7
         198    Pall Corp.                                   US               5
         142    Phelps Dodge Corp.*                          US               9
         260    Praxair, Inc.                                US              18
         800    Rayonier, Inc.                               US              34
         354    Rohm and Haas Co.                            US              14
         135    Sealed Air Corp.*                            US               7
         113    Sigma-Aldrich Corp.                          US               6
          86    Temple-Inland, Inc.                          US               5
         164    United States Steel Corp.                    US               4
         162    Vulcan Materials Co.                         US               7
         349    Weyerhaeuser Co.                             US              21
         137    Worthington Industries, Inc.                 US               2
      15,126    Sasol Ltd.                                   ZA             198
                                                                   ------------
                                                                          4,015
                                                                   ------------

                                                         Country   Value (000s)
    Shares      Security Description                       Code      (Note 1)
--------------------------------------------------------------------------------

REAL ESTATE INVESTMENT TRUSTS 0.0%

         150    Apartment Investment &
                  Management Co.                             US               6
         635    Equity Office Properties Trust               US              18
         436    Equity Residential                           US              13

REAL ESTATE INVESTMENT TRUSTS (CONT.)

         291    Plum Creek Timber Co., Inc.                  US    $          8
         286    Prologis Trust                               US               8
         306    Simon Property Group, Inc.                   US              14
                                                                   ------------
                                                                             67
                                                                   ------------

RETAIL 6.2%

      40,373    Coles Myer Ltd.                              AU             222
      32,954    Boots Group PLC                              UK             398
      32,141    GUS PLC                                      UK             392
      27,770    Mitchells & Butler PLC*                      UK             110
         500    Advance Auto Parts, Inc.*                    US              39
         584    Albertson's, Inc.                            US              12
       4,538    Autonation, Inc.*                            US              85
       1,343    AutoZone, Inc.*                              US             129
       2,000    Barnes & Noble, Inc.*                        US              60
      29,771    Bed Bath & Beyond, Inc.*                     US           1,258
      11,213    Best Buy Co., Inc.                           US             654
         186    Big Lots, Inc.*                              US               3
       2,600    BJ's Wholesale Club, Inc.*                   US              67
      12,300    California Pizza Kitchen, Inc.*              US             229
       2,300    CEC Entertainment, Inc.*                     US             112
         333    Circuit City Stores, Inc.                    US               3
         728    Costco Wholesale Corp.*                      US              26
      42,929    CVS Corp.                                    US           1,510
         262    Darden Restaurants, Inc.                     US               5
         133    Dillard's, Inc.                              US               2
       9,131    Dollar General Corp.                         US             205
       4,900    Electronics Boutique
                  Holdings Corp.*                            US             139
         274    Family Dollar Stores, Inc.                   US              12
       4,195    Federated Department Stores, Inc.            US             199
       1,423    Gap, Inc.                                    US              27
       2,700    Genesco, Inc.*                               US              46
      15,260    Home Depot, Inc.                             US             566
      19,500    J. Jill Group, Inc. (The)*                   US             237
       2,132    J.C. Penney Co., Inc.                        US              50
         541    Kohl's Corp.*                                US              30
       1,197    Kroger Co. (The)*                            US              21
         830    Limited, Inc.                                US              15
      25,648    Lowe's Cos., Inc.                            US           1,511
       6,159    May Department Stores Co.                    US             172
       8,326    McDonald's Corp.                             US             208
         216    Nordstrom, Inc.                              US               7
         264    Radioshack Corp.                             US               8
       1,600    Rent-A-Center, Inc.*                         US              50
      22,503    Safeway, Inc.*                               US             475
       1,451    Sears, Roebuck & Co.                         US              76
       6,800    Stage Stores, Inc.*                          US             196
      45,623    Starbucks Corp.*                             US           1,442
         213    SUPERVALU, Inc.                              US               5
       2,650    Target Corp.                                 US             105
         231    Tiffany & Co.                                US              11
         813    TJX Cos., Inc.                               US              17
      19,400    Too, Inc.*                                   US             320
         340    Toys R US, Inc.*                             US               4
       3,100    United Rentals, Inc.*                        US              54
      29,758    Wal-Mart Stores, Inc.                        US           1,754

The accompanying notes are an integral part of these financial statements.

30  FREMONT MUTUAL FUNDS

                              FREMONT GLOBAL FUND
                                October 31, 2003

SCHEDULE OF INVESTMENTS IN SECURITIES AND NET ASSETS

                                                         Country   Value (000s)
    Shares      Security Description                       Code      (Note 1)
--------------------------------------------------------------------------------

RETAIL (CONT.)

       1,632    Walgreen Co.                                 US    $         57
         181    Wendy's International, Inc.                  US               7
       7,900    Wild Oats Markets, Inc.*                     US              82
         224    Winn-Dixie Stores, Inc.                      US               2
      38,667    Yum! Brands, Inc.*                           US           1,320
                                                                   ------------
                                                                         14,746
                                                                   ------------

SHELTER 0.1%

          98    Centex Corp.                                 US              10
          75    KB Home                                      US               5
         200    NVR, Inc.*                                   US              98
          98    Pulte Corp.                                  US               8
                                                                   ------------
                                                                            121
                                                                   ------------

TECHNOLOGY (COMPONENTS) 3.4%

       5,200    Exfo Electro-Optical Engineering, Inc.*      CA              19
       2,600    Kyocera Corp.                                JP             156
         553    Advanced Micro Devices, Inc.*                US               8
      21,700    Alliance Semiconductor Corp.*                US             167
         609    Altera Corp.*                                US              12
       1,382    Analog Devices, Inc.*                        US              61
      28,700    Anaren Microwave, Inc.*                      US             406
         485    Applied Micro Circuits Corp.*                US               3
         472    Broadcom Corp. (Class A)*                    US              15
         750    CIENA Corp.*                                 US               5
     101,978    Cisco Systems, Inc.*                         US           2,140
       2,120    Corning, Inc.*                               US              23
      11,294    EMC Corp.*                                   US             156
       3,400    Fairchild Semiconductor
                  International, Inc.*                       US              77
      19,500    hi/fn, inc.*                                 US             193
      38,712    Identix, Inc.*                               US             223
      36,867    Intel Corp.                                  US           1,218
         317    Jabil Circuit, Inc.*                         US               9
       2,278    JDS Uniphase Corp.*                          US               8
      15,800    Kopin Corp.*                                 US             116
         498    Linear Technology Corp.                      US              21
         603    LSI Logic Corp.*                             US               6
       6,626    Lucent Technologies, Inc.*                   US              21
      12,500    Marvell Technology Group Ltd*                US             548
         517    Maxim Integrated Products, Inc.              US              26
         971    Micron Technology, Inc.*                     US              14
         304    Molex, Inc.                                  US              10
         293    National Semiconductor Corp.*                US              12
       4,151    NCR Corp.*                                   US             149
      40,344    Network Appliance, Inc.*                     US             996
       4,250    OpticNet, Inc.(d)*                           US               0
         202    PerkinElmer, Inc.                            US               4
         271    PMC-Sierra, Inc.*                            US               5
       1,264    Qualcomm, Inc.                               US              60
         812    Sanmina-SCI Corp.*                           US               9
       1,322    Solectron Corp.*                             US               7
          93    Thomas & Betts Corp.                         US               2
      24,800    Trident Microsystems, Inc.*                  US             575
       5,924    Unisys Corp.*                                US              91
      47,400    Vixel Corp.*                                 US             473
         543    Xilinx, Inc.*                                US              17
                                                                   ------------
                                                                          8,061
                                                                   ------------

                                                         Country   Value (000s)
    Shares      Security Description                       Code      (Note 1)
--------------------------------------------------------------------------------

TECHNOLOGY (EQUIPMENT) 3.3%

      12,400    Vestas Wind Systems AS                       DK    $        261
       9,900    Alcatel SA ADR                               FR             130
       7,000    Canon, Inc.                                  JP             338
      33,400    Hitachi Ltd.                                 JP             196
       5,500    Murata Manufacturing Co. Ltd.                JP             312
       1,281    ADC Telecommunications, Inc.*                US               3
         751    Agilent Technologies, Inc.*                  US              19
      26,000    Alvarion Ltd.*                               US             202
         314    American Power Conversion Corp.              US               6
         245    Andrew Corp.*                                US               3
         577    Apple Computer, Inc.*                        US              13
      10,639    Applied Materials, Inc.*                     US             249
       7,200    Applied Signal Technology, Inc.              US             149
       9,000    ATMI, Inc.*                                  US             207
      20,300    AudioCodes Ltd.*                             US             174
         664    Avaya, Inc.*                                 US               9
         187    B.F. Goodrich Co. (The)                      US               5
       1,339    Boeing Co. (The)                             US              52
         300    Comverse Technology, Inc.*                   US               5
      13,700    Crossroads Systems, Inc.*                    US              42
      54,891    Dell, Inc.*                                  US           1,983
         700    Dot Hill Systems Corp.*                      US               9
       3,600    FormFactor, Inc.*                            US              90
         516    Gateway, Inc.*                               US               3
       3,314    General Dynamics Corp.                       US             277
      12,162    Hewlett-Packard Co.                          US             271
       8,455    International Business
                  Machines Corp.                             US             757
      13,900    Intevac, Inc.*                               US             183
         303    KLA-Tencor Corp.*                            US              17
       1,804    Lexmark International, Inc.*                 US             133
         718    Lockheed Martin Corp.                        US              33
      34,706    Motorola, Inc.                               US             470
         291    Northrop Grumman Corp.                       US              26
         241    Novellus Systems, Inc.*                      US              10
         659    Raytheon Co.                                 US              17
      22,000    Remec, Inc.*                                 US             243
       8,800    Rimage Corp.*                                US             134
      22,600    RIT Technologies Ltd.*                       US              38
         286    Rockwell Collins, Inc.                       US               8
         237    Scientific-Atlanta, Inc.                     US               7
       9,400    Sensytech, Inc.*                             US             141
       5,143    Sun Microsystems, Inc.*                      US              20
       9,100    Sunrise Telecom, Inc.                        US              38
         367    Symbol Technologies, Inc.                    US               5
         135    Tektronix, Inc.                              US               3
         658    Tellabs, Inc.*                               US               5
         301    Teradyne, Inc.*                              US               7
       8,407    Texas Instruments, Inc.                      US             243
         258    Thermo Electron Corp.                        US               6
      11,300    Tut Systems, Inc.*                           US              62
         747    United Technologies Corp.                    US              63
       3,500    Western Digital Corp.*                       US              47
      12,100    X-Rite, Inc.                                 US             132
       1,259    Xerox Corp.*                                 US              13
                                                                   ------------
                                                                          7,869
                                                                   ------------

The accompanying notes are an integral part of these financial statements.

                                                        FREMONT MUTUAL FUNDS  31

                              FREMONT GLOBAL FUND
                                October 31, 2003

SCHEDULE OF INVESTMENTS IN SECURITIES AND NET ASSETS

                                                         Country   Value (000s)
    Shares      Security Description                       Code      (Note 1)
--------------------------------------------------------------------------------

TECHNOLOGY (SOFTWARE) 2.7%

       5,500    SAP AG                                       DE    $        201
       2,200    Activision, Inc.*                            US              33
       2,671    Adobe Systems, Inc.                          US             117
         178    Autodesk, Inc.                               US               3
         363    BMC Software, Inc.*                          US               6
       2,062    Citrix Systems, Inc.*                        US              52
         922    Computer Associates
                  International, Inc.                        US              22
         609    Compuware Corp.*                             US               3
         234    Electronic Arts, Inc.*                       US              23
       4,700    F5 Networks, Inc.*                           US             118
      15,800    FalconStor Software, Inc.*                   US             119
       1,179    First Data Corp.                             US              42
         327    Intuit, Inc.*                                US              16
       2,100    Mentor Graphics Corp.*                       US              35
         137    Mercury Interactive Corp.*                   US               6
     107,622    Microsoft Corp.                              US           2,814
         591    Novell, Inc.*                                US               3
      19,100    Opnet Technologies, Inc.*                    US             268
      45,135    Oracle Corp.*                                US             540
         424    Parametric Technology Corp.*                 US               1
      39,100    PDF Solutions, Inc.*                         US             461
         580    Peoplesoft, Inc.*                            US              12
      10,000    Pervasive Software, Inc.*                    US              80
         787    Siebel Systems, Inc.*                        US              10
      20,142    Symantec Corp.*                              US           1,342
      11,100    Tier Technologies, Inc.*                     US             114
         678    VERITAS Software Corp.*                      US              25
                                                                   ------------
                                                                          6,466
                                                                   ------------

TRANSPORTATION 0.3%

          33    West Japan Railway Co.                       JP             123
      48,965    British Airways PLC*                         UK             173
       3,300    Alaska Air Group, Inc.*                      US              95
         593    Burlington Northern Santa Fe Corp.           US              17
         341    CSX Corp.                                    US              11
         196    Delta Air Lines, Inc.                        US               3
         475    FedEx Corp.                                  US              36
         621    Norfolk Southern Corp.                       US              13
       1,247    Southwest Airlines Co.                       US              24
       3,200    Swift Transportation Co., Inc.*              US              72
         405    Union Pacific Corp.                          US              25
       1,792    United Parcel Service, Inc.                  US             130
                                                                   ------------
                                                                            722
                                                                   ------------

UTILITIES  3.1%

      71,915    Telstra Corp.                                AU             241
         466    Electrabel SA                                BE             129
       9,588    RWE AG                                       DE             266
      15,630    Iberdrola SA                                 ES             260
      32,162    Telefonica SA                                ES             397
      45,000    Hong Kong & China Gas                        HK              62
      42,000    Hong Kong Electric Holding Ltd.              HK             164
      93,392    Telecom Corp. of New Zealand Ltd.            NZ             277
      11,600    Vodafone Group PLC ADR                       UK             245

                                                         Country   Value (000s)
    Shares      Security Description                       Code      (Note 1)
--------------------------------------------------------------------------------

UTILITIES (Cont.)

         987    AES Corp.*                                   US    $          9
         200    Allegheny Energy, Inc.*                      US               2
         497    Alltel Corp.                                 US              24
         258    Ameren Corp.                                 US              12
         629    American Electric Power                      US              18
       9,855    AT&T Corp.                                   US             183
       4,321    AT&T Wireless Services, Inc.*                US              31
      15,342    BellSouth Corp.                              US             404
         610    Calpine Corp.*                               US               3
         487    CenterPoint Energy, Inc.                     US               5
         229    CenturyTel, Inc.                             US               8
         283    Cinergy Corp.                                US              10
         453    Citizens Communications Co.*                 US               6
         229    CMS Energy Corp.                             US               2
         358    Consolidated Edison, Inc.                    US              14
         266    Constellation Energy Group, Inc.             US              10
         515    Dominion Resources, Inc.                     US              32
         268    DTE Energy Co.                               US              10
       1,440    Duke Energy Corp.                            US              26
       3,619    Edison International*                        US              71
         956    El Paso Corp.                                US               7
         363    Entergy Corp.                                US              20
      24,219    Exelon Corp.                                 US           1,537
      33,019    FirstEnergy Corp.                            US           1,136
         292    FPL Group, Inc.                              US              19
         252    KeySpan Corp.                                US               9
         196    Kinder Morgan, Inc.                          US              11
      21,549    Nextel Communications, Inc.*                 US             521
          70    NICOR, Inc.                                  US               2
         419    NiSource, Inc.                               US               9
         656    PG&E Corp.*                                  US              16
         145    Pinnacle West Capital Corp.                  US               5
         281    PPL Corp.                                    US              11
         388    Progress Energy, Inc.                        US              17
         360    Public Service Enterprise
                  Group, Inc.                                US              15
       2,700    Qwest Communications
                  International, Inc.*                       US              10
      19,093    SBC Communications, Inc.                     US             458
       1,160    Southern Co. (The)                           US              35
       4,038    Sprint Corp.                                 US              65
       1,647    Sprint Corp. (PCS Group)*                    US               7
         513    T XU Corp.                                   US              12
      16,489    Verizon Communications, Inc.                 US             554
         825    Williams Cos., Inc. (The)                    US               8
         635    Xcel Energy, Inc.                            US              10
                                                                   ------------
                                                                          7,415
                                                                   ------------


TOTAL COMMON STOCKS (Cost $139,753)                                     156,212
                                                                    -----------

The accompanying notes are an integral part of these financial statements.

32  FREMONT MUTUAL FUNDS

                              FREMONT GLOBAL FUND
                                October 31, 2003

SCHEDULE OF INVESTMENTS IN SECURITIES AND NET ASSETS

                                                                   Value (000s)
Face Amount     Security Description                                 (Note 1)
--------------------------------------------------------------------------------

BONDS  28.6%

FOREIGN CORPORATE BONDS  5.1%

(euro)
   1,000,000    Fidelity International Ltd.,
                  6.250%, 03/21/12                                 $      1,247
   1,000,000    Deutsche Hypo,
                  5.750%, 07/19/10                                        1,271
   1,500,000    France Telecom,
                  6.750%, 03/14/08                                        1,969
   2,000,000    Deutsche Bahn Finance BV,
                  5.000%, 06/10/08                                        1,244
   1,500,000    Pemex Project Funding Master Trust,
                  6.625%, 04/04/10                                        1,804
(pound)
     500,000    Ford Credit Canada,
                  7.250%, 12/07/07                                          841
     500,000    BK Nederlandse Gemeeten,
                  5.625%, 02/08/11                                          864
(Y)
 100,000,000    Deutsche Telekom,
                  1.500%, 06/15/05                                          927
 100,000,000    Petroliam Nasional BHD,
                  3.600%, 06/12/06                                          966
 100,000,000    Banque Central de Tunisie,
                  3.300%, 08/02/10                                          935
                                                                   ------------
                                                                         12,068
                                                                   ------------

FOREIGN GOVERNMENT BONDS  14.8%
CN$
     149,623    Canada Government,
                  3.000%, 12/01/36(e)                                       114
   1,374,175    Canada Government,
                  4.000%, 12/01/31(e)                                     1,237
   2,874,537    Canada Government,
                  4.250%, 12/01/21(e)                                     2,578
   1,570,493    Canada Government,
                  4.250%, 12/01/26(e)                                     1,446
(euro)
   1,000,000    Government of Spain,
                  6.000%, 01/31/08                                        1,276
   1,000,000    Government of Finland,
                  5.750%, 02/23/11                                        1,284
      81,572    Government of France,
                  2.500%, 07/25/13(e)                                        98
   3,759,104    Government of France,
                  3.000%, 07/25/09(e)                                     4,676
   3,039,989    Government of France,
                  3.000%, 07/25/12(e)                                     3,804
     588,027    Government of France,
                  3.150%, 07/25/32(e)                                       764
   1,155,049    Government of France,
                  3.400%, 07/25/29(e)                                     1,553
   1,000,470    Government of France,
                  8.500%, 10/25/19                                        1,655
   1,000,000    Buoni Poliennali Del Tesoro,
                  5.250%, 08/01/11                                        1,245
(pound)
     760,000    U.K. Gilt,
                  2.500%, 07/17/24                                        2,501
      70,000    U.K. Gilt,
                  2.500%, 08/16/13                                          246

                                                                   Value (000s)
Face Amount     Security Description                                 (Note 1)
--------------------------------------------------------------------------------

FOREIGN GOVERNMENT BONDS  (Cont.)
(pound)
     350,000    U.K. Gilt,
                  4.125%, 07/22/30                                 $      1,108
     930,000    U.K. Gilt,
                  2.500%, 07/26/16                                        3,573
     200,000    U.K. Gilt,
                  2.500%, 05/20/09                                          794
NK
   5,000,000    Norway Government Bond,
                  6.000%, 05/16/11                                          756
NZ$
   1,000,000    Canada Government,
                  6.625%, 10/03/07                                          621
   1,000,000    New Zealand Government,
                  6.000%, 11/15/11                                          607
SG$
   1,000,000    Government of Singapore,
                  3.750%, 09/01/16                                          548
   1,500,000    Government of Singapore,
                  4.375%, 01/15/09                                          916
$    170,000    United Mexican States,
                  8.375%, 01/14/11                                          200
     210,000    United Mexican States, 11.500%, 05/15/26                    301
     630,000    Russian Federation, 5.000%, 03/31/30                        590
     520,000    Russian Federation, 10.000%, 06/26/07                       613
                                                                   ------------
                                                                         35,104
                                                                   ------------

MORTGAGE BACKED OBLIGATIONS  0.2%
     423,828    GNMA II, 6.000%, 02/20/32                                   437
     145,717    GNMA II, 6.500%, 10/20/28                                   152
                                                                   ------------
                                                                            589
                                                                   ------------

U.S. CORPORATE BONDS  1.8%
(euro)
   1,500,000    General Electric Capital Corp.,
                  5.750%, 11/20/08                                        1,894
NZ$
   1,000,000    General Motors Acceptance Corp.,
                  7.500%, 12/01/06                                          607
$    955,000    Burlington Northern Santa Fe Corp.,
                  7.290%, 06/01/36                                        1,108
     500,000    Security Capital Group, Inc.,
                  7.700%, 06/15/28                                          584
                                                                   ------------
                                                                          4,193
                                                                   ------------

U.S. GOVERNMENT & AGENCIES 6.7%

   1,987,731    U.S. Treasury Inflation Indexed Bond,
                  3.625%, 01/15/08(e)                                     2,209
   4,917,195    U.S. Treasury Inflation Indexed Bond,
                  3.875%, 04/15/29(e)                                     6,229
   5,557,780    U.S. Treasury Inflation Indexed Bond,
                  3.500%, 01/15/11(e)                                     6,265
   1,000,000    U.S. Treasury Note,
                  5.000%, 08/15/11                                        1,067
                                                                   ------------
                                                                         15,770
                                                                   ------------

TOTAL BONDS (Cost $60,190)                                               67,724
                                                                   ------------

The accompanying notes are an integral part of these financial statements.

                                                        FREMONT MUTUAL FUNDS  33

                              FREMONT GLOBAL FUND
                                October 31, 2003

SCHEDULE OF INVESTMENTS IN SECURITIES AND NET ASSETS

                                                                   Value (000s)
Face Amount     Security Description                                 (Note 1)
--------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS  6.1%

$  1,000,000    Depfa Bank Europe PLC, CP,
                  1.065%(a), 11/26/03                              $        999
   1,000,000    Deutsche Bank, CP,
                  1.060%(a), 01/15/04                                     1,000
   1,000,000    U.S. Treasury Bill,
                  0.905%(a), 01/22/04+                                      998
   5,100,000    Centrica PLC, CP,
                  1.020%(a), 11/03/03                                     5,100
   3,100,000    UBS Finance LLC, CP,
                  1.040%(a), 11/03/03                                     3,100
   3,200,096    Repurchase Agreement,
                  State Street Bank, 0.430%,
                  11/03/03, (Maturity Value $3,200)
                  (Cost $3,200) Collateral: FHLB,
                  3.375%, 05/14/04;
                  FHLB, 2.250%, 08/13/04;
                  FHLB, 1.500%, 05/13/05;
                  FHLB, 1.500%, 07/15/05;
                  FHLMC, 0.000%, 12/11/03;
                  FHLMC, 2.050%, 01/28/05;
                  FNMA, 1.250%, 08/27/04;
                  FNMA, 1.720%, 03/24/05;
                  SLMA, 3.375%, 07/15/04;
                  SLMA, 2.000%, 03/15/05
                  (Collateral Value $3,286)                               3,200
                                                                   ------------

TOTAL SHORT-TERM INVESTMENTS (Cost $14,397)                              14,397
                                                                   ------------

TOTAL INVESTMENTS (Cost $214,340), 100.7%                               238,333
                                                                   ------------

OTHER ASSETS AND LIABILITIES, NET, (0.7)%                                (1,708)
                                                                   ------------

NET ASSETS, 100.0%                                                 $    236,625
                                                                   ============

For footnote references, see "Notes to Schedules of Investments in Securities and Net Assets" on page 56.

The accompanying notes are an integral part of these financial statements.

34  FREMONT MUTUAL FUNDS

                       FREMONT INTERNATIONAL GROWTH FUND
                                October 31, 2003

SCHEDULE OF INVESTMENTS IN SECURITIES AND NET ASSETS

                                                         Country   Value (000s)
    Shares      Security Description                       Code      (Note 1)
--------------------------------------------------------------------------------

COMMON STOCKS  95.3%

BUSINESS EQUIPMENT & SERVICES  1.2%

      37,000    WPP Group PLC                                UK    $        352
                                                                   ------------
                                                                            352
                                                                   ------------

CONSUMER DURABLES  4.9%

      49,400    Luxottica Group ADR                          IT             789
      18,700    Sony Corp. ADR                               JP             658
      53,800    TI Automotive Ltd.(d)*                       UK              --
                                                                   ------------
                                                                          1,447
                                                                   ------------

CONSUMER NON-DURABLES  25.7%

     209,400    Coca-Cola Amatil Ltd.                        AU             873
       4,400    Nestle SA                                    CH             967
         900    Groupe Danone                                FR             136
      11,020    L'Oreal SA                                   FR             814
      10,500    LVMH Moet Hennessy
                  Louis Vuitton SA                           FR             725
      25,300    Kao Corp.                                    JP             519
      21,350    Heineken NV                                  NL             761
      60,712    Koninklijke Ahold NV*                        NL             513
      94,400    Cadbury Schweppes PLC                        UK             605
      81,252    Diageo PLC                                   UK             955
      86,900    Unilever PLC                                 UK             741
                                                                   ------------
                                                                          7,609
                                                                   ------------

CONSUMER SERVICES  4.5%

      99,920    Television Broadcasts Ltd.                   HK             473
     110,110    Reed Elsevier PLC                            UK             855
                                                                   ------------
                                                                          1,328
                                                                   ------------

ENERGY  8.2%

      15,800    Nexen, Inc.                                  CA             443
       9,000    Total SA ADR                                 FR             703
      15,900    Royal Dutch Petroleum Co. ADR                NL             706
      13,200    BP Amoco PLC ADR                             UK             559
                                                                   ------------
                                                                          2,411
                                                                   ------------

FINANCIAL SERVICES (BANKS)  14.3%

      37,500    National Australia Bank Ltd.                 AU             812
      10,900    Deutsche Bank AG                             DE             718
      76,700    BCO Sant Cent Hisp.                          ES             735
      75,800    HSBC Holdings PLC                            HK           1,142
      31,200    Royal Bank of Scotland Group PLC             UK             835
                                                                   ------------
                                                                          4,242
                                                                   ------------

FINANCIAL SERVICES (OTHER)  4.8%

       7,690    Manulife Financial Corp.                     CA             233
       5,000    Allianz AG                                   DE             535
      31,100    ING Groep NV                                 NL             645
                                                                   ------------
                                                                          1,413
                                                                   ------------

  Shares/                                                Country   Value (000s)
Face Amount     Security Description                       Code      (Note 1)
--------------------------------------------------------------------------------

HEALTH CARE  21.0%

      22,100    Novartis AG                                  CH    $        841
      11,400    Roche Holding AG                             CH             942
         670    Synthes-Stratec, Inc.                        CH             614
       9,000    Fresenius Medical Care AG                    DE             512
      20,700    Novo-Nordisk AS                              DK             744
      12,283    Essilor International SA                     FR             590
       8,440    Sanofi-Synthelabo SA                         FR             522
      16,043    Takeda Chemical Industries Ltd.              JP             567
      41,000    GlaxoSmithKline PLC                          UK             877
                                                                   ------------
                                                                          6,209
                                                                   ------------

RAW MATERIALS  2.9%

       5,875    L'Air Liquide SA*                            FR             870
                                                                   ------------
                                                                            870
                                                                   ------------

TECHNOLOGY (COMPONENTS)  1.3%

       6,500    Kyocera Corp.                                JP             391
                                                                   ------------
                                                                            391
                                                                   ------------

TECHNOLOGY (EQUIPMENT)  3.0%

      29,500    Vestas Wind Systems AS                       DK             620
      21,000    Alcatel SA ADR                               FR             277
                                                                   ------------
                                                                            897
                                                                   ------------

TECHNOLOGY (SOFTWARE)  1.6%

      12,800    SAP AG                                       DE             468
                                                                   ------------
                                                                            468
                                                                   ------------

UTILITIES  1.9%

      26,100    Vodafone Group PLC ADR                       UK             552
                                                                   ------------
                                                                            552
                                                                   ------------

TOTAL COMMON STOCKS  (Cost $28,210)                                      28,189
                                                                   ------------

SHORT-TERM INVESTMENT  4.4%

$  1,296,463    Repurchase Agreement,
                  State Street Bank,
                  0.430%, 11/03/03
                  (Maturity Value $1,297)
                  (Cost $1,297) Collateral: FHLMC,
                  1.750%, 05/15/05
                  (Collateral Value $1,324)                               1,297
                                                                   ------------

TOTAL SHORT-TERM INVESTMENT (Cost $1,297)                                 1,297
                                                                   ------------

TOTAL INVESTMENTS  (Cost $29,507), 99.7%                                 29,486
                                                                   ------------

OTHER ASSETS AND LIABILITIES, NET, 0.3%                                      97
                                                                   ------------

NET ASSETS, 100.0%                                                 $     29,583
                                                                   ============

For footnote references, see "Notes to Schedules of Investments in Securities and Net Assets" on page 56.

The accompanying notes are an integral part of these financial statements.

                                                        FREMONT MUTUAL FUNDS  35

                            FREMONT LARGE CAP VALUE
                                October 31, 2003

SCHEDULE OF INVESTMENTS IN SECURITIES AND NET ASSETS

                                                                   Value (000s)
    Shares      Security Description                                 (Note 1)
--------------------------------------------------------------------------------

COMMON STOCKS  95.4%

CAPITAL GOODS  1.9%

       1,000    American Standard Cos., Inc.*                      $         96
         800    Johnson Controls, Inc.                                       86
                                                                   ------------
                                                                            182
                                                                   ------------

CONSUMER DURABLES  1.6%

       3,250    Harley-Davidson, Inc.                                       154
                                                                   ------------
                                                                            154
                                                                   ------------

CONSUMER NON-DURABLES  10.3%

       4,600    Altria Group, Inc.                                          214
       3,950    Anheuser-Busch Cos., Inc.                                   195
       2,000    Avon Products, Inc.                                         136
       3,500    Colgate Palmolive Co.                                       186
         950    Dean Foods Co.*                                              29
       1,475    International Flavors & Fragrances, Inc.                     49
       1,950    Procter & Gamble Co.                                        192
                                                                   ------------
                                                                          1,001
                                                                   ------------

CONSUMER SERVICES  8.9%

       2,000    Carnival Corp.                                               70
       2,300    Clear Channel Communications, Inc.                           94
       4,300    Comcast Corp. (Class A)*                                    146
       2,850    COX Communications, Inc. (Class A)*                          97
       2,750    Royal Caribbean Cruises Ltd.                                 82
       4,700    Time Warner, Inc.*                                           72
       6,550    Viacom, Inc. (Class B)                                      261
       1,400    Westwood One, Inc.*                                          42
                                                                   ------------
                                                                            864
                                                                   ------------

ENERGY  12.7%

       5,900    BP Amoco PLC, ADR                                           250
         800    ChevronTexaco Corp.                                          59
       5,500    ConocoPhillips                                              314
         550    Devon Energy Corp.                                           27
       1,750    Evergreen Resources, Inc.*                                   48
       5,300    Exxon Mobil Corp.                                           194
       3,500    Kerr-McGee Corp.                                            145
         975    Nabors Industries Ltd.*                                      37
       1,000    Noble Corp.*                                                 34
       1,200    Noble Energy, Inc.                                           48
       2,200    Occidental Petroleum Corp.                                   78
                                                                   ------------
                                                                          1,234
                                                                   ------------

FINANCIAL SERVICES (BANKS)  11.9%

       2,700    Bank of America Corp.                                       204
       7,900    Bank One Corp.                                              335
       9,200    Citigroup, Inc.                                             436
       7,100    MBNA Corp.                                                  176
                                                                   ------------
                                                                          1,151
                                                                   ------------

                                                                   Value (000s)
    Shares      Security Description                                 (Note 1)
--------------------------------------------------------------------------------

FINANCIAL SERVICES (OTHER)  18.6%

       5,150    ACE Ltd.                                           $        185
       1,000    Allstate Corp.                                               40
       6,200    American International Group, Inc.                          377
       4,550    Fannie Mae                                                  326
      10,700    JP Morgan Chase & Co.                                       384
       3,000    Merrill Lynch & Co., Inc.                                   178
       3,950    Metlife, Inc.                                               124
       2,700    Morgan Stanley Dean Witter & Co.                            148
       1,150    PMI Group, Inc. (The)                                        44
                                                                   ------------
                                                                          1,806
                                                                   ------------

HEALTH CARE  11.2%

       1,200    Alcon, Inc.                                                  66
         600    Anthem, Inc.*                                                41
         900    Cephalon, Inc.*                                              42
       3,650    HCA - The Healthcare Co.                                    140
       2,200    Health Management Associates, Inc. (Class A)                 49
         850    Johnson & Johnson                                            43
       9,300    Pfizer, Inc.                                                294
       3,300    Tenet Healthcare Corp.*                                      46
       2,200    Wellpoint Health Networks, Inc.*                            196
       3,950    Wyeth                                                       174
                                                                   ------------
                                                                          1,091
                                                                   ------------

RAW MATERIALS  1.6%

       1,450    Alcoa, Inc.                                                  46
       2,700    E. I. du Pont de Nemours and Co.                            109
                                                                   ------------
                                                                            155
                                                                   ------------

RETAIL  0.9%

       2,600    J.C. Penney Co., Inc.                                        61
         600    Ross Stores, Inc.                                            30
                                                                   ------------
                                                                             91
                                                                   ------------

TECHNOLOGY (COMPONENTS)  1.0%

       1,750    Intersil Corp. (Class A)                                     45
       2,950    Juniper Networks, Inc.*                                      53
                                                                   ------------
                                                                             98
                                                                   ------------

TECHNOLOGY (EQUIPMENT)  1.7%

         950    Affiliated Computer Services, Inc. (Class A)*                46
         650    Northrop Grumman Corp.                                       58
         700    United Technologies Corp.                                    59
                                                                   ------------
                                                                            163
                                                                   ------------

TECHNOLOGY (SOFTWARE)  2.3%

         700    First Data Corp.                                             25
       7,550    Microsoft Corp.                                             197
                                                                   ------------
                                                                            222
                                                                   ------------

The accompanying notes are an integral part of these financial statements.

36  FREMONT MUTUAL FUNDS

                            FREMONT LARGE CAP VALUE
                                October 31, 2003

SCHEDULE OF INVESTMENTS IN SECURITIES AND NET ASSETS

  Shares/                                                          Value (000s)
Face Amount     Security Description                                 (Note 1)
--------------------------------------------------------------------------------

TRANSPORTATION  4.1%

       4,300    Burlington Northern Santa Fe Corp.                 $        124
       4,350    Union Pacific Corp.                                         272
                                                                   ------------
                                                                            396
                                                                   ------------

UTILITIES  6.7%

       1,600    American Electric Power                                      45
       2,000    Constellation Energy Group, Inc.                             73
       4,700    Edison International*                                        93
       1,300    Entergy Corp.                                                70
       1,300    Exelon Corp.                                                 82
       5,300    SBC Communications, Inc.                                    127
       5,000    Sprint Corp.                                                 80
       2,400    Verizon Communications, Inc.                                 81
                                                                   ------------
                                                                            651
                                                                   ------------

TOTAL COMMON STOCKS (Cost $8,086)                                         9,259
                                                                   ------------

SHORT-TERM INVESTMENT  5.7%

$    553,613    Repurchase Agreement,
                  State Street Bank,
                  0.430%, 11/03/03
                  (Maturity Value $554)
                  (Cost $554) Collateral:
                  FHLB 6.250%, 11/15/04
                  (Collateral Value $566)                                   554
                                                                   ------------

TOTAL SHORT-TERM INVESTMENT (Cost $554)                                     554
                                                                   ------------

TOTAL INVESTMENTS (Cost $8,640), 101.1%                                   9,813
                                                                   ------------

OTHER ASSETS AND LIABILITIES, NET, (1.1)%                                  (106)
                                                                   ------------

NET ASSETS, 100.0%                                                 $      9,707
                                                                   ============

For footnote references, see "Notes to Schedules of Investments in Securities and Net Assets" on page 56.

The accompanying notes are an integral part of these financial statements.

                                                        FREMONT MUTUAL FUNDS  37

                         FREMONT LARGE CAP GROWTH FUND
                                October 31, 2003

SCHEDULE OF INVESTMENTS IN SECURITIES AND NET ASSETS

                                                                   Value (000s)
    Shares      Security Description                                 (Note 1)
--------------------------------------------------------------------------------

COMMON STOCKS 98.8%

BUSINESS EQUIPMENT & SERVICES 4.9%

      12,100    Apollo Group, Inc. (Class A)*                      $        769
       6,700    eBay, Inc.*                                                 375
                                                                   ------------
                                                                          1,144
                                                                   ------------

CONSUMER DURABLES  3.6%

      17,700    Harley-Davidson, Inc.                                       839
                                                                   ------------
                                                                            839
                                                                   ------------

CONSUMER NON-DURABLES  3.7%

       8,700    Procter & Gamble Co.                                        855
                                                                   ------------
                                                                            855
                                                                   ------------

CONSUMER SERVICES  4.5%

      31,600    International Game Technology                             1,035
                                                                   ------------
                                                                          1,035
                                                                   ------------

FINANCIAL SERVICES (BANKS)  7.6%

      18,900    Wachovia Corp.                                              867
      15,800    Wells Fargo & Co.                                           890
                                                                   ------------
                                                                          1,757
                                                                   ------------

FINANCIAL SERVICES (OTHER)  15.6%

      10,600    AMBAC Financial Group, Inc.                                 750
      17,800    American Express Co.                                        835
      15,100    Capital One Financial Corp.                                 918
       4,600    Freddie Mac                                                 258
      15,000    Moody's Corp.                                               867
                                                                   ------------
                                                                          3,628
                                                                   ------------

HEALTH CARE  18.0%

      13,300    Amgen, Inc.*                                                821
       4,400    Genentech, Inc.*                                            361
       4,600    Gilead Sciences, Inc.*                                      251
      15,900    Medtronic, Inc.                                             725
      12,650    Pfizer, Inc.                                                400
      10,200    Stryker Corp.                                               827
      13,900    Teva Pharmaceutical Industries Ltd. ADR                     791
                                                                   ------------
                                                                          4,176
                                                                   ------------

MULTI-INDUSTRY  1.6%

      12,500    General Electric Co.                                        363
                                                                   ------------
                                                                            363
                                                                   ------------

RETAIL  18.2%

      20,400    Bed Bath & Beyond, Inc.*                                    862
      14,800    Best Buy Co., Inc.                                          863
      14,800    Lowe's Cos., Inc.                                           872
      27,300    Starbucks Corp.*                                            863
      13,100    Wal-Mart Stores, Inc.                                       772
                                                                   ------------
                                                                          4,232
                                                                   ------------

  Shares/                                                          Value (000s)
Face Amount     Security Description                                 (Note 1)
--------------------------------------------------------------------------------

TECHNOLOGY (COMPONENTS) 7.8%

      40,300    Cisco Systems, Inc.*                               $        845
       7,700    Marvell Technology Group Ltd*                               338
      24,900    Network Appliance, Inc.*                                    614
                                                                   ------------
                                                                          1,797
                                                                   ------------

TECHNOLOGY (EQUIPMENT)  3.9%

      25,300    Dell, Inc.*                                                 914
                                                                   ------------
                                                                            914
                                                                   ------------

TECHNOLOGY (SOFTWARE)  7.9%

      30,700    Microsoft Corp.                                             803
      15,300    Symantec Corp.*                                           1,020
                                                                   ------------
                                                                          1,823
                                                                   ------------

UTILITIES  1.5%

      14,700    Nextel Communications, Inc.*                                356
                                                                   ------------
                                                                            356
                                                                   ------------

TOTAL COMMON STOCKS (Cost $19,667)                                       22,919
                                                                   ------------

SHORT-TERM INVESTMENT  2.7%

$    628,263    Repurchase Agreement,
                  State Street Bank,
                  0.430%, 11/03/03
                  (Maturity Value $628)
                  (Cost $628) Collateral:
                  FNMA, 2.000%, 04/08/05
                  (Collateral Value $643)                                   628
                                                                   ------------

TOTAL SHORT-TERM INVESTMENT (Cost $628)                                     628
                                                                   ------------

TOTAL INVESTMENTS (Cost $20,295), 101.5%                                 23,547
                                                                   ------------

OTHER ASSETS AND LIABILITIES, NET, (1.5)%                                  (356)
                                                                   ------------

NET ASSETS, 100.0%                                                 $     23,191
                                                                   ============

For footnote references, see "Notes to Schedules of Investments in Securities and Net Assets" on page 56.

The accompanying notes are an integral part of these financial statements.

38  FREMONT MUTUAL FUNDS

                          FREMONT STRUCTURED CORE FUND
                                October 31, 2003

SCHEDULE OF INVESTMENTS IN SECURITIES AND NET ASSETS

                                                                   Value (000s)
    Shares      Security Description                                 (Note 1)
--------------------------------------------------------------------------------

COMMON STOCKS  98.5%

BUSINESS EQUIPMENT & SERVICES  2.2%

       6,900    Certegy, Inc.                                      $        232
       3,600    Computer Sciences Corp.*                                    143
      11,500    D&B Corp.*                                                  535
       4,200    Equifax, Inc.                                               103
       4,200    H&R Block, Inc.                                             198
       3,500    Ryder System, Inc.                                          105
       3,800    Sabre Holdings Corp.                                         83
       4,200    Yahoo!, Inc.*                                               184
                                                                   ------------
                                                                          1,583
                                                                   ------------

CAPITAL GOODS  3.1%

       7,300    Black & Decker Corp.                                        349
       8,900    Graco, Inc.                                                 339
       4,900    Harsco Corp.                                                188
       7,500    Johnson Controls, Inc.                                      807
       6,000    Precision Castparts Corp.                                   247
       5,200    Rockwell Automation, Inc.                                   161
       3,600    Sherwin-Williams Co. (The)                                  121
                                                                   ------------
                                                                          2,212
                                                                   ------------

CONSUMER DURABLES  0.7%

      18,500    Ford Motor Co.                                              224
       2,600    Maytag Corp.                                                 66
       2,900    Whirlpool Corp.                                             204
                                                                   ------------
                                                                            494
                                                                   ------------

CONSUMER NON-DURABLES  10.4%

      14,700    Altria Group, Inc.                                          684
       1,300    Brown-Forman Corp. (Class B)                                110
       6,300    Campbell Soup Co.                                           163
       8,900    Coca-Cola Co.                                               413
      18,000    Coca-Cola Enterprises, Inc.                                 363
      29,800    Colgate-Palmolive Co.                                     1,585
       9,900    Energizer Holdings, Inc.*                                   364
      21,900    Gillette Co. (The)                                          699
      11,000    Kellogg Co.                                                 364
      17,100    Kimberly-Clark Corp.                                        903
       5,100    Liz Claiborne, Inc.                                         188
       7,500    Loews - Carolina Group                                      188
      12,900    Pepsi Bottling Group, Inc.                                  288
       8,600    PepsiAmericas, Inc.                                         129
      20,900    PepsiCo, Inc.                                               999
                                                                   ------------
                                                                          7,440
                                                                   ------------

CONSUMER SERVICES  3.5%

      16,400    Cendant Corp.*                                              335
       2,700    Clear Channel Communications, Inc.                          110
      25,400    COX Communications, Inc. (Class A)*                         865
       4,200    Dow Jones & Co., Inc.                                       218
       5,300    GTECH Holdings Corp.                                        237
       4,800    Harrah's Entertainment, Inc.                                209
      34,700    Park Place Entertainment Corp.*                             333
       1,700    Viacom, Inc. (Class B)                                       68
       5,000    Walt Disney Co. (The)                                       113
                                                                   ------------
                                                                          2,488
                                                                   ------------

                                                                   Value (000s)
    Shares      Security Description                                 (Note 1)
--------------------------------------------------------------------------------

ENERGY  6.0%

      10,500    EOG Resources, Inc.                                $        442
      58,500    Exxon Mobil Corp.                                         2,140
      13,800    Kerr-McGee Corp.                                            573
       8,900    Marathon Oil Corp.                                          263
      13,900    Occidental Petroleum Corp.                                  490
       4,100    Pride International, Inc.*                                   67
      10,400    Tidewater, Inc.                                             285
                                                                   ------------
                                                                          4,260
                                                                   ------------

FINANCIAL SERVICES (BANKS)  11.7%

      18,800    Bank of America Corp.                                     1,424
       2,200    Charter One Financial, Inc.                                  70
      36,333    Citigroup, Inc.                                           1,722
       7,900    First Tennessee National Corp.                              358
       6,300    MBNA Corp.                                                  156
       3,200    National City Corp.                                         105
       6,100    Silicon Valley Bancshares*                                  214
      28,100    Wachovia Corp.                                            1,289
      51,900    Wells Fargo & Co.                                         2,923
       1,600    Zions Bancorporation                                         98
                                                                   ------------
                                                                          8,359
                                                                   ------------

FINANCIAL SERVICES (OTHER)  12.2%

      32,800    Allstate Corp. (The)                                      1,296
      15,775    American International Group, Inc.                          960
       5,300    Capital One Financial Corp.                                 322
       1,800    Countrywide Credit Industries, Inc.                         189
       1,600    Doral Financial Group                                        81
       9,500    Fannie Mae                                                  681
       6,000    Goldman Sachs Group, Inc. (The)                             563
      21,400    JP Morgan Chase & Co.                                       768
       4,600    Lehman Brothers Holdings, Inc.                              331
       6,500    MBIA, Inc.                                                  387
      10,200    Merrill Lynch & Co., Inc.                                   604
       5,900    Moody's Corp.                                               341
      12,700    Principal Financial Group, Inc.                             398
       3,600    Progressive Corp. (The)                                     266
      19,200    SLM Corp.                                                   752
      17,600    Washington Mutual, Inc.                                     770
                                                                   ------------
                                                                          8,709
                                                                   ------------

HEALTH CARE  11.7%

       5,300    Abbott Laboratories                                         226
       4,200    Aetna, Inc.                                                 241
       7,600    Baxter International, Inc.                                  202
       4,000    Beckman Coulter, Inc.                                       199
      13,900    Becton Dickinson & Co.                                      508
       2,400    C.R. Bard, Inc.                                             192
       4,600    Cephalon, Inc.*                                             216
       7,000    Forest Laboratories, Inc. (Class A)*                        350
       2,200    Health Net, Inc.*                                            70
       8,800    Humana, Inc.*                                               179
      10,900    IMS Health, Inc.                                            257
       9,000    Johnson & Johnson                                           453
       2,587    Medco Health Solutions, Inc.*                                86
      25,600    Merck & Co.                                               1,133
      46,625    Pfizer, Inc.                                              1,473
       2,500    Pharmaceutical Resources, Inc.*                             181
      15,400    UnitedHealth Group, Inc.                                    784

The accompanying notes are an integral part of these financial statements.

                                                        FREMONT MUTUAL FUNDS  39

                          FREMONT STRUCTURED CORE FUND
                                October 31, 2003

SCHEDULE OF INVESTMENTS IN SECURITIES AND NET ASSETS

                                                                   Value (000s)
    Shares      Security Description                                 (Note 1)
--------------------------------------------------------------------------------

HEALTH CARE  (Cont.)

       2,000    Watson Pharmaceuticals, Inc.*                      $         79
      22,600    Wyeth                                                       998
       8,300    Zimmer Holdings, Inc.*                                      530
                                                                   ------------
                                                                          8,357
                                                                   ------------

MULTI-INDUSTRY  2.9%

      70,000    General Electric Co.                                      2,031
                                                                   ------------
                                                                          2,031
                                                                   ------------

RAW MATERIALS  1.5%

      15,500    Freeport-McMoRan Copper & Gold,
                  Inc. (Class B)                                            601
      15,400    Monsanto Co.                                                386
       2,000    Rayonier, Inc.                                               84
                                                                   ------------
                                                                          1,071
                                                                   ------------

RETAIL  6.7%

       1,300    Advance Auto Parts, Inc.*                                   102
       9,100    Autonation, Inc.*                                           170
       2,600    AutoZone, Inc.*                                             250
       4,500    Barnes & Noble, Inc.*                                       134
       5,700    BJ's Wholesale Club, Inc.*                                  146
       5,200    CEC Entertainment, Inc.*                                    254
      19,800    Dollar General Corp.                                        445
       8,900    Federated Department Stores, Inc.                           423
      26,750    Home Depot, Inc.                                            992
       3,900    J.C. Penney Co., Inc. (Holding Company)                      92
      13,100    May Department Stores Co. (The)                             366
      13,800    McDonald's Corp.                                            345
       4,000    Rent-A-Center, Inc.*                                        125
       2,500    Sears, Roebuck & Co.                                        132
       2,800    Target Corp.                                                111
       6,800    United Rentals, Inc.*                                       118
       6,300    Wal-Mart Stores, Inc.                                       371
       4,900    Yum! Brands, Inc.*                                          167
                                                                   ------------
                                                                          4,743
                                                                   ------------

SHELTER  0.3%

         400    NVR, Inc.*                                                  196
                                                                   ------------
                                                                            196
                                                                   ------------

TECHNOLOGY (COMPONENTS)  6.1%

       1,800    Analog Devices, Inc.*                                        80
      66,200    Cisco Systems, Inc.*                                      1,389
      17,800    EMC Corp.*                                                  246
       7,600    Fairchild Semiconductor International, Inc.*                172
      58,300    Intel Corp.                                               1,927
       9,300    NCR Corp.*                                                  334
      12,500    Unisys Corp.*                                               192
                                                                   ------------
                                                                          4,340
                                                                   ------------

TECHNOLOGY (EQUIPMENT)  7.8%

      18,500    Applied Materials, Inc.*                                    432
      36,800    Dell, Inc.*                                               1,329
       7,000    General Dynamics Corp.                                      586
      16,900    Hewlett-Packard Co.                                         377
      13,200    International Business Machines Corp.                     1,181
       3,600    Lexmark International, Inc.*                                265
      68,400    Motorola, Inc.                                              925

  Shares/                                                          Value (000s)
Face Amount     Security Description                                 (Note 1)
--------------------------------------------------------------------------------

TECHNOLOGY (EQUIPMENT)  (Cont.)

      12,750    Texas Instruments, Inc.                            $        369
       7,900    Western Digital Corp.*                                      106
                                                                   ------------
                                                                          5,570
                                                                   ------------

TECHNOLOGY (SOFTWARE)  5.8%

       5,350    Activision, Inc.*                                            81
       5,300    Adobe Systems, Inc.                                         232
       4,000    Citrix Systems, Inc.*                                       101
       4,500    Mentor Graphics Corp.*                                       75
     103,400    Microsoft Corp.                                           2,704
      81,200    Oracle Corp.*                                               971
                                                                   ------------
                                                                          4,164
                                                                   ------------

TRANSPORTATION  0.6%

       8,300    Alaska Air Group, Inc.*                                     239
       7,100    Swift Transportation Co., Inc.*                             159
                                                                   ------------
                                                                            398
                                                                   ------------

UTILITIES  5.3%

      19,600    AT&T Corp.                                                  364
      28,500    BellSouth Corp.                                             750
       6,900    Edison International*                                       136
       8,500    Exelon Corp.                                                539
       9,000    Nextel Communications, Inc. (Class A)*                      218
      31,650    SBC Communications, Inc.                                    759
       5,700    Sprint Corp.                                                 91
      27,700    Verizon Communications, Inc.                                931
                                                                   ------------
                                                                          3,788
                                                                   ------------

TOTAL COMMON STOCKS (Cost $59,548)                                       70,203
                                                                   ------------

SHORT-TERM INVESTMENTS  1.5%

$    992,589    Repurchase Agreement,
                  State Street Bank, 0.430%,
                  11/03/03 (Maturity Value $994)
                  (Cost $993) Collateral: FHLB,
                  1.400%, 09/17/04
                  (Collateral Value $1,017)                                 993
      35,000    U.S. Treasury Bill, 0.880%(a), 12/18/03+                     35
      20,000    U.S. Treasury Bill, 0.870%(a), 12/18/03+                     20
                                                                   ------------

TOTAL SHORT-TERM INVESTMENTS (Cost $1,048)                                1,048
                                                                   ------------

TOTAL INVESTMENTS (Cost $60,596), 100.0%                                 71,251
                                                                   ------------

OTHER ASSETS AND LIABILITIES, NET, 0.0%                                      14
                                                                   ------------

NET ASSETS, 100.0%                                                 $     71,265
                                                                   ============

For footnote references, see "Notes to Schedules of Investments in Securities and Net Assets" on page 56.

The accompanying notes are an integral part of these financial statements.

40  FREMONT MUTUAL FUNDS

                          FREMONT U.S. SMALL CAP FUND
                                October 31, 2003

SCHEDULE OF INVESTMENTS IN SECURITIES AND NET ASSETS

                                                                   Value (000s)
    Shares      Security Description                                 (Note 1)
--------------------------------------------------------------------------------

COMMON STOCKS  95.9%

BUSINESS EQUIPMENT & SERVICES  21.7%

       6,300    Advisory Board Co. (The)*                          $        229
      37,500    Alliance Data Systems Corp.*                              1,042
      11,500    Arbitron, Inc.*                                             454
      14,200    Corporate Executive Board Co.*                              724
       6,900    Entercom Communications Corp. (Class A)*                    316
      21,200    Getty Images, Inc.*                                         948
      31,515    Lodgenet Entertainment Corp.*                               573
      18,000    Macrovision Corp.*                                          395
         800    Manhattan Associates, Inc.*                                  22
       9,300    ManTech International Corp. (Class A)*                      228
      11,800    Marvel Enterprises, Inc.*                                   348
      12,700    Mettler-Toledo International, Inc.*                         487
      13,000    Mobile Mini, Inc.*                                          274
      10,900    MTC Technologies, Inc.*                                     319
      24,900    Orbital Sciences Corp.*                                     229
      22,800    Radio One, Inc.*                                            363
      25,600    SCP Pool Corp.*                                             896
      11,100    Stericycle, Inc.*                                           513
       1,700    Valassis Communications, Inc.*                               44
                                                                   ------------
                                                                          8,404
                                                                   ------------

CONSUMER NON-DURABLES  1.9%

      11,300    American Italian Pasta Co. (Class A)*                       432
       7,600    United Natural Foods, Inc.*                                 294
                                                                   ------------
                                                                            726
                                                                   ------------

CONSUMER SERVICES  7.1%

      10,100    Alliance Gaming Corp.*                                      245
      41,400    AMC Entertainment, Inc.*                                    563
       4,600    Corinthian Colleges, Inc.*                                  285
      15,900    Education Management Corp.*                               1,005
      12,000    FTI Consulting, Inc.*                                       239
      19,400    iDine rewards Network, Inc.*                                212
       7,600    Resources Connection, Inc.*                                 188
                                                                   ------------
                                                                          2,737
                                                                   ------------

ENERGY  3.9%

      16,500    Denbury Resources, Inc.*                                    208
      10,600    Evergreen Resources, Inc.*                                  291
       9,600    Hydril Co.*                                                 225
       6,250    Patina Oil & Gas Corp.                                      264
       7,800    Patterson-UTI Energy, Inc.*                                 223
       3,000    Tom Brown, Inc.*                                             81
      11,900    Varco International, Inc.*                                  209
                                                                   ------------
                                                                          1,501
                                                                   ------------

FINANCIAL SERVICES (BANKS)  6.1%

       7,800    Boston Private Financial Holdings, Inc.                     199
       8,825    CVB Financial Corp.                                         176
      16,000    Investors Financial Services Corp.                          565
       6,100    PrivateBancorp, Inc.                                        247
      16,200    Texas Capital Bancshares, Inc.*                             220
      16,100    UCBH Holdings, Inc.                                         575
       8,800    Wintrust Financial Corp.                                    381
                                                                   ------------
                                                                          2,363
                                                                   ------------

                                                                   Value (000s)
    Shares      Security Description                                 (Note 1)
--------------------------------------------------------------------------------

FINANCIAL SERVICES (OTHER)  3.1%

       9,100    Investment Technology Group, Inc.*                 $        181
       8,200    Jefferies Group, Inc.                                       254
       3,100    Markel Corp.*                                               782
                                                                   ------------
                                                                          1,217
                                                                   ------------

HEALTH CARE  16.1%

      10,600    Atrix Laboratories, Inc.*                                   213
       6,780    Bio-Rad Laboratories, Inc.*                                 354
      31,000    Biopure Corp.*                                              107
      37,800    DaVita, Inc.*                                             1,327
       3,300    Digene Corp.*                                               116
      13,600    First Health Group Corp.*                                   332
       9,400    ID Biomedical Corp.*                                        124
      18,000    Ligand Pharmaceuticals, Inc.*                               248
       3,300    Medicis Pharmaceutical Corp. (Class A)                      209
       9,900    Molina Healthcare, Inc.*                                    276
       5,500    Omnicare, Inc.                                              211
       7,300    Pediatrix Medical Group, Inc.*                              390
       4,500    Pharmaceutical Resources, Inc.*                             325
       9,200    Photon Dynamics, Inc.*                                      348
      21,975    Protein Design Labs, Inc.*                                  296
      15,800    Respironics, Inc.*                                          659
       9,100    Steris Corp.*                                               189
      18,200    VCA Antech, Inc.*                                           514
                                                                   ------------
                                                                          6,238
                                                                   ------------

RETAIL  3.0%

       7,300    Advance Auto Parts, Inc.*                                   571
      18,850    Rent-A-Center, Inc.*                                        589
                                                                   ------------
                                                                          1,160
                                                                   ------------

TECHNOLOGY (COMPONENTS)  1.5%

      10,300    Magma Design Automation, Inc.*                              250
      15,000    Semtech Corp.*                                              333
                                                                   ------------
                                                                            583
                                                                   ------------

TECHNOLOGY (EQUIPMENT)  15.1%

      16,000    Advanced Energy Industries, Inc.*                           365
       9,400    Cymer, Inc.*                                                429
      11,600    Emulex Corp.*                                               329
       9,300    Gentex Corp.                                                363
      12,200    Integrated Circuit Systems, Inc.*                           410
      14,500    Intevac, Inc.*                                              191
      39,324    LTX Corp.*                                                  562
      41,500    Netopia, Inc.*                                              424
      28,100    Photronics, Inc.*                                           605
      13,800    Plantronics, Inc.*                                          384
      14,300    Remec, Inc.*                                                158
       5,100    SafeNet, Inc.*                                              170
      32,600    Skyworks Solutions, Inc.*                                   280
       7,500    Standard Microsystems Corp.*                                225
      12,900    Supertex, Inc.*                                             242
       8,400    Synaptics, Inc.*                                            109
      17,800    West Corp.*                                                 431
      10,300    Zoran Corp.*                                                172
                                                                   ------------
                                                                          5,849
                                                                   ------------

The accompanying notes are an integral part of these financial statements.

                                                        FREMONT MUTUAL FUNDS  41

                          FREMONT U.S. SMALL CAP FUND
                                October 31, 2003

SCHEDULE OF INVESTMENTS IN SECURITIES AND NET ASSETS

  Shares/                                                          Value (000s)
Face Amount     Security Description                                 (Note 1)
--------------------------------------------------------------------------------

TECHNOLOGY (SOFTWARE) 13.8%

      12,800    Altris, Inc.*                                      $        440
      27,500    BISYS Group, Inc. (The)*                                    393
       5,000    Certegy, Inc.                                               168
      10,000    Cognos, Inc.*                                               345
       8,800    Embarcadero Technologies, Inc.*                             114
      16,500    Global Payments, Inc.                                       687
      13,900    IMPAC Medical Systems, Inc.*                                327
      59,720    Informatica Corp.*                                          651
      24,800    Jack Henry & Associates, Inc.                               496
      39,800    Lawson Software, Inc.*                                      332
       9,700    National Instruments Corp.                                  413
      21,000    NDCHealth Corp.                                             554
       5,100    Ritchie Bros. Auctioneers Inc.                              231
      11,500    Serena Software, Inc.*                                      198
                                                                   ------------
                                                                          5,349
                                                                   ------------

TRANSPORTATION  1.9%

      16,700    Pacer International, Inc.*                                  344
      10,219    PAM Transportation Services, Inc.*                          193
       5,800    UTI Worldwide, Inc.                                         201
                                                                   ------------
                                                                            738
                                                                   ------------

UTILITIES  0.7%

      28,500    Primus Telecommunications Group, Inc.*                      263
                                                                   ------------
                                                                            263
                                                                   ------------

TOTAL COMMON STOCKS (Cost $27,633)                                       37,128
                                                                   ------------

SHORT-TERM INVESTMENTS  3.9%

         419    Fremont Money Market Fund(b)                                  1
$  1,520,005    Repurchase Agreement, State
                  Street Bank, 0.430%,
                  11/03/03 (Maturity Value $1,520)
                  (Cost $1,520) Collateral: FNMA,
                  2.875%, 10/15/05
                  (Collateral Value $1,552)                               1,520
                                                                   ------------

TOTAL SHORT-TERM INVESTMENTS (Cost $1,521)                                1,521
                                                                   ------------

TOTAL INVESTMENTS (Cost $29,154), 99.8%                                  38,649
                                                                   ------------

OTHER ASSETS AND LIABILITIES, NET, 0.2%                                      89
                                                                   ------------

NET ASSETS, 100.0%                                                 $     38,738
                                                                   ============

For footnote references, see "Notes to Schedules of Investments in Securities and Net Assets" on page 56.

The accompanying notes are an integral part of these financial statements.

42  FREMONT MUTUAL FUNDS

                          FREMONT U.S. MICRO-CAP FUND
                                October 31, 2003

SCHEDULE OF INVESTMENTS IN SECURITIES AND NET ASSETS

                                                                   Value (000s)
    Shares      Security Description                                 (Note 1)
--------------------------------------------------------------------------------

COMMON STOCKS  87.7%

BUSINESS EQUIPMENT & SERVICES  12.1%

   1,586,400    Alloy, Inc.*                                       $      7,107
      67,900    Bright Horizons Family Solutions, Inc.*                   2,917
     934,800    Centra Software, Inc.*                                    2,711
     307,600    Concord Camera Corp.*                                     3,950
     320,300    CoStar Group, Inc.*                                      12,059
     740,800    Harris Interactive, Inc.*                                 4,926
     195,400    Infocrossing, Inc.*                                       1,837
     573,400    Kroll, Inc.*                                             13,337
     391,500    Labor Ready, Inc.*                                        4,256
     282,100    ManTech International Corp. (Class A)*                    6,900
     165,000    Pemstar, Inc.*                                              579
   1,856,400    Perma-Fix Environmental Services, Inc.(b)*                4,251
     152,000    World Fuel Services Corp.                                 4,356
                                                                   ------------
                                                                         69,186
                                                                   ------------

CAPITAL GOODS  4.7%

     414,600    AAON, Inc.*                                               7,666
     421,300    BHA Group Holdings, Inc. (Class A)(b)                     9,858
     390,800    IMPCO Technologies, Inc.*                                 3,447
     330,450    Northern Technologies International Corp.(b)              1,834
     226,700    OSI Systems, Inc.*                                        4,169
                                                                   ------------
                                                                         26,974
                                                                   ------------

CONSUMER NON-DURABLES  1.3%

     194,500    Chattem, Inc.*                                            2,853
     802,100    Poore Brothers, Inc.*                                     3,690
      82,500    Stake Technology Ltd.*                                      791
                                                                   ------------
                                                                          7,334
                                                                   ------------

CONSUMER SERVICES  3.1%

     271,700    Dover Motorsports, Inc.                                   1,008
     364,100    Lions Gate Entertainment Corp.*                           1,493
     148,300    Monro Muffler, Inc.*                                      4,872
     618,500    MTR Gaming Group, Inc.*                                   6,760
     307,300    Nevada Gold & Casinos, Inc.*                              3,934
                                                                   ------------
                                                                         18,067
                                                                   ------------

FINANCIAL SERVICES (OTHER)  1.0%

      21,000    American Physicians Capital, Inc.*                          555
      45,800    Bankrate, Inc.*                                             699
     136,900    Infinity Property & Casualty Corp.                        4,449
                                                                   ------------
                                                                          5,703
                                                                   ------------

HEALTH CARE  19.4%

     191,100    Advanced Neuromodulation Systems, Inc.*                   7,835
     679,000    ArthroCare Corp.*                                        15,176
     250,400    Atherogenics, Inc.*                                       4,129
     170,200    Conceptus, Inc.*                                          2,085
     978,600    Eclipsys Corp.*                                          11,596
     806,900    Encore Medical Corp.*                                     5,519
     211,700    Exact Sciences Corp.*                                     2,248
   1,227,700    Harvard Bioscience, Inc.*                                 9,086
     250,200    ICON PLC*                                                10,696
     626,700    Intuitive Surgical, Inc.*                                 9,081
   1,435,920    NeoPharm, Inc.(b)*                                       21,941
     262,100    OraSure Technologies, Inc.*                               2,204
     171,700    Possis Medical, Inc.*                                     2,795

                                                                   Value (000s)
    Shares      Security Description                                 (Note 1)
--------------------------------------------------------------------------------

HEALTH CARE  (Cont.)

     543,600    Quidel Corp.*                                      $      4,947
     117,100    Vital Images, Inc.*                                       2,108
                                                                   ------------
                                                                        111,446
                                                                   ------------

RETAIL  8.9%

     475,200    California Pizza Kitchen, Inc.*                           8,839
     198,500    Electronics Boutique Holdings Corp.*                      5,647
     272,600    Genesco, Inc.*                                            4,593
     635,000    J. Jill Group, Inc. (The)*                                7,728
     284,500    Stage Stores, Inc.*                                       8,185
     767,900    Too, Inc.*                                               12,670
     304,700    Wild Oats Markets, Inc.*                                  3,163
                                                                   ------------
                                                                         50,825
                                                                   ------------

TECHNOLOGY (COMPONENTS)  15.7%

     903,700    Alliance Semiconductor Corp.*                             6,959
   1,113,400    Anaren Microwave, Inc.(b)*                               15,755
     380,800    APA Optics, Inc.*                                         1,017
     217,000    Exfo Electro-Optical Engineering, Inc.*                     803
     808,700    hi/fn, inc.(b)*                                           8,014
   1,501,968    Identix, Inc.*                                            8,636
     658,400    Kopin Corp.*                                              4,826
     130,700    OpticNet, Inc.(d)*                                            5
   1,034,900    Trident Microsystems, Inc.(b)*                           24,010
   2,021,200    Vixel Corp.(b)*                                          20,151
                                                                   ------------
                                                                         90,176
                                                                   ------------

TECHNOLOGY (EQUIPMENT)  13.2%

   1,083,300    Alvarion Ltd.*                                            8,428
     284,200    Applied Signal Technology, Inc.                           5,883
     374,100    ATMI, Inc.*                                               8,601
     809,200    AudioCodes Ltd.*                                          6,935
     560,700    Crossroads Systems, Inc.*                                 1,699
      29,100    Dot Hill Systems Corp.*                                     390
     149,200    FormFactor, Inc.*                                         3,720
     582,800    Intevac, Inc.*                                            7,664
     925,600    Remec, Inc.*                                             10,209
     370,900    Rimage Corp.*                                             5,638
     876,900    RIT Technologies Ltd.(b)*                                 1,483
     377,000    Sensytech, Inc.(b)*                                       5,655
     375,300    Sunrise Telecom, Inc.                                     1,569
     471,800    Tut Systems, Inc.*                                        2,571
     485,700    X-Rite, Inc.                                              5,284
                                                                   ------------
                                                                         75,729
                                                                   ------------

TECHNOLOGY (SOFTWARE)  8.3%

     197,000    F5 Networks, Inc.*                                        4,927
     663,800    FalconStor Software, Inc.*                                4,992
     282,700    MDSI Mobile Data Solutions, Inc.*                         1,473
     794,400    Opnet Technologies, Inc.*                                11,153
   1,518,200    PDF Solutions, Inc.(b)*                                  17,915
     397,000    Pervasive Software, Inc.*                                 3,176
     411,900    Tier Technologies, Inc.*                                  4,222
                                                                   ------------
                                                                         47,858
                                                                   ------------

TOTAL COMMON STOCKS (Cost $388,424)                                     503,298
                                                                   ------------

The accompanying notes are an integral part of these financial statements.

                                                        FREMONT MUTUAL FUNDS  43

                          FREMONT U.S. MICRO-CAP FUND
                                October 31, 2003

SCHEDULE OF INVESTMENTS IN SECURITIES AND NET ASSETS

  Shares/                                                          Value (000s)
Face Amount     Security Description                                 (Note 1)
--------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS 13.7%

  64,588,464    Fremont Money Market Fund(b)                       $     64,589
$ 14,106,068    Repurchase Agreement,
                  State Street Bank, 0.430%,
                  11/03/03 (Maturity Value $14,107)
                  (Cost $14,106) Collateral: FHLMC
                  2.070%, 08/26/05
                  (Collateral Value $14,393)                             14,106
                                                                   ------------

TOTAL SHORT-TERM INVESTMENTS (Cost $78,695)                              78,695
                                                                   ------------

TOTAL INVESTMENTS (Cost $467,119), 101.4%                               581,993
                                                                   ------------

OTHER ASSETS AND LIABILITIES, NET, (1.4)%                                (8,316)
                                                                   ------------

NET ASSETS, 100.0%                                                 $    573,677
                                                                   ============

For footnote references, see "Notes to Schedules of Investments in Securities and Net Assets" on page 56.

The accompanying notes are an integral part of these financial statements.

44  FREMONT MUTUAL FUNDS

                      FREMONT REAL ESTATE SECURITIES FUND
                                October 31, 2003

SCHEDULE OF INVESTMENTS IN SECURITIES AND NET ASSETS

                                                                   Value (000s)
    Shares      Security Description                                 (Note 1)
--------------------------------------------------------------------------------

COMMON STOCKS  95.5%

REITs (APARTMENTS)  27.6%

      27,663    Archstone-Smith Trust                              $        739
      37,490    Avalonbay Communities, Inc.                               1,712
      12,600    BRE Properties, Inc.                                        408
      21,459    Camden Property Trust                                       850
      61,700    Equity Residential                                        1,805
      14,290    Essex Property Trust, Inc.                                  856
      22,300    Home Properties of New York, Inc.                           858
      52,910    United Dominion Realty Trust, Inc.                          923
                                                                   ------------
                                                                          8,151
                                                                   ------------

REITs (DIVERSIFIED)  10.1%

      28,850    Liberty Property Trust                                    1,050
      38,280    Vornado Realty Trust                                      1,935
                                                                   ------------
                                                                          2,985
                                                                   ------------

REITs (INDUSTRIAL)  12.2%

      40,000    AMB Property Corp.                                        1,200
      53,700    Catellus Development Corp.                                1,196
      41,300    Prologis                                                  1,220
                                                                   ------------
                                                                          3,616
                                                                   ------------

REITs (OFFICE)  17.6%

       1,100    American Financial Realty Trust                              17
      32,840    Arden Realty, Inc.                                          918
      20,260    Boston Properties, Inc.                                     896
       8,910    Brandywine Realty Trust                                     226
       9,900    CarrAmerica Realty Corp.                                    298
      14,800    Corporate Office Properties Trust                           286
      36,815    Equity Office Properties Trust                            1,031
      23,200    Maguire Properties, Inc.                                    506
       5,560    Prentiss Properties Trust                                   168
      23,950    SL Green Realty Corp.                                       866
                                                                   ------------
                                                                          5,212
                                                                   ------------

REITs (RETAIL-LOCAL)  8.7%

      10,500    Federal Realty Investment Trust                             398
      38,850    Pan Pacific Retail Properties, Inc.                       1,723
      11,900    Regency Centers Corp.                                       441
                                                                   ------------
                                                                          2,562
                                                                   ------------

REITs (RETAIL-REGIONAL) 19.3%

      12,900    General Growth Properties, Inc.                             987
      54,200    Simon Property Group, Inc.                                2,443
      32,000    Taubman Centers, Inc.                                       645
      40,530    Macerich Co. (The)                                        1,629
                                                                   ------------
                                                                          5,704
                                                                   ------------

TOTAL COMMON STOCKS (Cost $24,630)                                       28,230
                                                                   ------------

                                                                   Value (000s)
Face Amount     Security Description                                 (Note 1)
--------------------------------------------------------------------------------

SHORT-TERM INVESTMENT  4.2%
$  1,251,215    Repurchase Agreement,
                  State Street Bank, 0.430%,
                  11/03/03 (Maturity Value $1,251)
                  (Cost $1,251) Collateral: FFCB,
                  2.125%, 08/15/05
                  (Collateral Value $1,279)                        $      1,251
                                                                   ------------

TOTAL SHORT-TERM INVESTMENT (Cost $1,251)                                 1,251
                                                                   ------------

TOTAL INVESTMENTS (Cost $25,881), 99.7%                                  29,481
                                                                   ------------

OTHER ASSETS AND LIABILITIES, NET, 0.3%                                      86
                                                                   ------------

NET ASSETS, 100.0%                                                 $     29,567
                                                                   ============

For footnote references, see "Notes to Schedules of Investments in Securities and Net Assets" on page 56.

The accompanying notes are an integral part of these financial statements.

                                                        FREMONT MUTUAL FUNDS  45

                               FREMONT BOND FUND
                                October 31, 2003

SCHEDULE OF INVESTMENTS IN SECURITIES AND NET ASSETS

                                                                                              Interest    Maturity     Value (000s)
Face Amount     Issuer                                                                          Rate        Date         (Note 1)
-----------------------------------------------------------------------------------------------------------------------------------
BONDS  69.1%

COLLATERALIZED MORTGAGE OBLIGATIONS  9.6%

$  3,374,524    Amortizing Residential Collateral Trust 2002-BC4 A FRN(c) .................     2.129%     07/25/32    $      3,370
     208,219    Bear Stearns Adjustable Rate Mortgage Trust 2002-2 A1 FRN(c) ..............     4.190%     11/25/30             208
     372,167    Bear Stearns Asset Backed Securities, Inc. 2001-A AIII FRN(c) .............     1.440%     02/15/31             372
   4,112,954    CDC Mortgage Capital Trust 2002-HE2 A FRN(c) ..............................     1.410%     01/25/33           4,112
     313,862    Cendant Mortgage Corp. 1999-A A2 FRN**(c) .................................     1.770%     08/25/30             315
     332,804    Chase Mortgage Finance Corp. 2002-A1 1A1 FRN(c) ...........................     6.208%     12/25/29             337
     384,549    Countrywide Asset-Backed Certificates 2000-2 AV1 FRN(c) ...................     1.350%     06/25/31             385
   5,745,110    EMC Mortgage Loan Trust 2001-A A FRN**(c) .................................     1.490%     05/25/40           5,747
     138,972    FHLMC 1018 O ..............................................................     7.000%     11/15/20             139
   2,836,679    FHLMC 2247 Z ..............................................................     7.500%     08/15/30           2,956
     376,235    FHLMC 2248 FB FRN(c) ......................................................     1.620%     09/15/30             378
  13,809,544    FHLMC 2351 AZ .............................................................     6.500%     08/15/31          14,689
     254,290    FHLMC 2504 L ..............................................................     5.500%     03/15/15             259
     413,189    FHLMC 2535 DT .............................................................     5.000%     09/15/16             425
     916,613    First Nationwide Trust 2001-4 3A5 FRN(c) ..................................     1.720%     09/25/31             919
     100,000    FNMA 1993-11 J ............................................................     7.500%     02/25/08             112
  14,131,176    FNMA 2003-25 KP ...........................................................     5.000%     04/25/33          14,439
   4,021,340    FNMA G93-21 Z .............................................................     7.200%     05/25/23           4,236
   5,791,680    Government National Mortgage Association 1998-15 C ........................     6.500%     06/20/28           6,175
   6,379,760    Government National Mortgage Association 2001-16Z .........................     6.750%     10/16/40           6,634
     800,000    GS Mortgage Securities Corp. II 2001-1285 A2** ............................     6.526%     08/15/18             865
     388,136    JP Morgan Commercial Mortgage Finance Corp. 2000-FL1 A FRN**(f)(c) ........     1.400%     04/15/10             388
     400,000    Nationslink Funding Corp. 1999-SL A4 ......................................     6.654%     11/10/30             427
     840,934    Norwest Asset Securities Corp. 1999-25 A4 .................................     6.500%     10/25/29             840
     625,165    PNC Mortgage Securities Corp. 1999-4 1A8 ..................................     6.200%     06/25/29             631
     433,209    Prudential Home Mortgage Securities 1993-20 A11 ...........................     7.000%     06/25/08             432
     908,461    Resecuritization Mortgage Trust 2000-A A8 .................................     6.500%     04/19/29             917
      50,487    Residential Funding Mortgage Securities I 2002-S15 A1 .....................     6.250%     09/25/32              50
   4,605,097    Structured Asset Mortgage Investments, Inc. 2002-AR3 A1 FRN(c) ............     1.450%     09/19/32           4,566
     107,305    Structured Asset Securities Corp. 2001-1 3A ...............................     7.000%     02/25/16             108
     377,444    Structured Asset Securities Corp. 2001-15A 2A1 FRN(c) .....................     6.500%     10/25/31             387
     946,582    Structured Asset Securities Corp. 2001-21A 1A1 FRN(c) .....................     6.250%     01/25/32             970
   3,167,204    Structured Asset Securities Corp. 2002-13 3A1 FRN(c) ......................     1.570%     06/25/17           3,175
     911,809    Structured Asset Securities Corp. 2002-HF1 A FRN(c) .......................     1.410%     01/25/33             910
     728,348    United Mortgage Securities Corp. 1993-1 AA ................................     4.807%     09/25/33             733
     140,715    Washington Mutual 2001-1 A ................................................     3.860%     01/25/41             139
                                                                                                                       ------------
                                                                                                                             81,745
                                                                                                                       ------------

FOREIGN CORPORATE BONDS  1.5%

     400,000    British Telecom PLC Global FRN(c) .........................................     2.435%     12/15/03             400
     350,000    Deutsche Telekom International Finance BV .................................     8.250%     06/15/05             383
   2,500,000    Deutsche Telekom International Finance BV .................................     8.750%     06/15/30           3,156
   2,800,000    France Telecom 144A FRN ...................................................     9.250%     03/01/11           3,384
E  1,800,000    Lloyds TSB Capital 1 ......................................................     7.375%     02/07/49           2,417
$  1,200,000    Royal Bank of Scotland ....................................................     9.118%     03/31/49           1,496
   1,200,000    UFJ Finance Aruba AEC .....................................................     6.750%     07/15/13           1,259
                                                                                                                       ------------
                                                                                                                             12,495
                                                                                                                       ------------

FOREIGN GOVERNMENT BONDS  3.9%

   4,740,929    Republic of Brazil ........................................................     8.000%     04/15/14           4,442
   3,390,000    Republic of Brazil ........................................................    11.000%     01/11/12           3,644
   4,000,000    Republic of Brazil ........................................................    11.000%     08/17/40           3,924
     500,000    Republic of Brazil ........................................................    12.250%     03/06/30             548
     780,000    Republic of Brazil FRN(c) .................................................     2.125%     04/15/06             762
     375,306    Republic of Brazil FRN(c) .................................................     2.188%     04/15/09             344
      64,707    Republic of Brazil FRN(c) .................................................     3.250%     04/15/09              59
     600,000    Republic of Panama ........................................................     8.250%     04/22/08             668

The accompanying notes are an integral part of these financial statements.

46  FREMONT MUTUAL FUNDS

                               FREMONT BOND FUND
                                October 31, 2003

SCHEDULE OF INVESTMENTS IN SECURITIES AND NET ASSETS

                                                                                              Interest    Maturity     Value (000s)
Face Amount     Issuer                                                                          Rate        Date         (Note 1)
-----------------------------------------------------------------------------------------------------------------------------------
FOREIGN GOVERNMENT BONDS  (Cont.)

$    200,000    Republic of Panama ........................................................     8.875%     09/30/27    $        210
   1,100,000    Republic of Panama ........................................................     9.375%     01/16/23           1,199
   1,900,000    Republic of Peru** ........................................................     9.875%     02/06/15           2,228
   6,800,000    Republic of Peru 144A .....................................................     9.125%     02/21/12           7,633
   1,860,000    United Mexican States .....................................................     6.375%     01/16/13           1,919
   1,000,000    United Mexican States .....................................................     7.500%     01/14/12           1,120
   1,000,000    United Mexican States .....................................................     8.000%     09/24/22           1,090
     600,000    United Mexican States .....................................................     8.375%     01/14/11             699
     200,000    United Mexican States .....................................................     9.875%     02/01/10             250
   1,800,000    United Mexican States .....................................................    11.375%     09/15/16           2,534
                                                                                                                       ------------
                                                                                                                             33,273
                                                                                                                       ------------

MORTGAGE BACKED OBLIGATIONS  23.2%

   4,048,222    Bear Stearns ARM Trust ....................................................     5.206%     04/25/33           4,127
     395,066    Bear Stearns ARM Trust ....................................................     5.335%     10/25/32             402
     754,903    Bear Stearns ARM Trust ....................................................     5.668%     02/25/33             761
     133,166    Bear Stearns ARM Trust ....................................................     6.156%     08/25/32             134
   1,631,833    CS First Boston Mortgage Securities Corp. .................................     5.751%     10/25/32           1,659
   5,437,948    CS First Boston Mortgage Securities Corp. 144A** ..........................     1.930%     08/25/33           5,428
      23,487    FH ARM(c) .................................................................     7.833%     07/01/30              24
   1,252,277    FHLMC .....................................................................     6.000% 02/01/16 - 09/01/16    1,301
   3,265,593    FHLMC .....................................................................     6.500% 01/01/26 - 08/01/32    3,398
   4,500,000    FHLMC TBA .................................................................     5.000%     11/18/18           4,570
  22,000,000    FHLMC TBA .................................................................     6.000%     11/13/33          22,584
   5,022,248    FNMA ......................................................................     5.000%     06/01/18           5,107
  29,030,179    FNMA ......................................................................     5.500% 11/01/16 - 05/01/18   29,907
  61,524,059    FNMA ......................................................................     6.000% 04/01/16 - 07/01/33   63,555
   5,381,084    FNMA ARM(c) ...............................................................     4.120%     05/01/36           5,486
   3,113,491    FNMA ARM(c) ...............................................................     4.239%     05/01/36           3,174
      37,541    FNMA ARM(c) ...............................................................     4.401%     11/01/23              39
   7,000,000    FNMA TBA ..................................................................     5.000%     11/18/18           7,112
  25,000,000    FNMA TBA ..................................................................     6.000%     11/13/33          25,672
   1,677,090    FNMA Whole Loan ...........................................................     6.500%     01/01/33           1,776
   3,423,604    GNMA ......................................................................     6.500% 02/15/24 - 09/15/32    3,587
     173,522    GNMA II ARM(c) ............................................................     4.375%     03/20/24             176
   1,537,097    GNMA II ARM(c) ............................................................     5.000%     11/20/29           1,568
      30,110    GNMA II ARM(c) ............................................................     4.375%     04/20/21              31
     109,065    GNMA II ARM(c) ............................................................     5.625%     11/20/24             113
      77,870    GNMA II ARM(c) ............................................................     5.625%     10/20/25              80
     111,128    GNMA II ARM(c) ............................................................     5.625%     11/20/26             115
     446,880    GNMA II ARM(c) ............................................................     5.625%     10/20/27             461
     142,879    GNMA II ARM(c) ............................................................     5.750%     08/20/25             146
   2,514,555    GSR Mortgage Loan Trust FRN(c) ............................................     5.575%     10/25/31           2,509
   2,347,772    Washington Mutual MSC Mortgage Pass-Through CTFS FRN(c) ...................     5.390%     02/25/31           2,364
     414,311    Wells Fargo Mortgage Backed Securities Trust FRN(c) .......................     5.065%     09/25/32             421
                                                                                                                       ------------
                                                                                                                            197,787
                                                                                                                       ------------

MUNICIPAL BONDS  3.4%

   2,600,000    Badger TOB Asset Securitization Corp. .....................................     6.000%     06/01/17           2,360
   1,000,000    Energy Northwest WA .......................................................     5.500%     07/01/13           1,117
     700,000    Energy Northwest WA .......................................................     5.500%     07/01/14             781
   4,510,000    King County WA Sewer Revenue Series A .....................................     5.000%     01/01/35           4,523
   3,700,000    Las Vegas Valley NV Water District ........................................     5.000%     06/01/27           3,724
   1,500,000    New York City Municipal Water Finance Authority ...........................     5.000%     06/15/34           1,503
   5,100,000    New York City Transitional Finance Authority ..............................     5.000%     02/01/33           5,111
   1,050,000    New York State Environmental Facilities Corp. .............................     8.970%     06/15/23           1,134
   2,200,000    Tobacco Settlement Financing Corp. NJ .....................................     4.375%     06/01/19           2,044
     950,000    Tobacco Settlement Financing Corp. NJ .....................................     6.125%     06/01/24             875
   5,350,000    Tobacco Settlement Financing Corp. NJ .....................................     6.750%     06/01/39           4,884
     800,000    University of Texas .......................................................     5.000%     08/15/33             802
                                                                                                                       ------------
                                                                                                                             28,858
                                                                                                                       ------------

The accompanying notes are an integral part of these financial statements.

                                                        FREMONT MUTUAL FUNDS  47

                               FREMONT BOND FUND
                                October 31, 2003

SCHEDULE OF INVESTMENTS IN SECURITIES AND NET ASSETS

                                                                                              Interest    Maturity     Value (000s)
Face Amount     Issuer                                                                          Rate        Date         (Note 1)
-----------------------------------------------------------------------------------------------------------------------------------
U.S. CORPORATE BONDS  9.0%

$  3,700,000    Associates Corp., NA ......................................................     5.750%     11/01/03    $      3,700
   6,700,000    AT&T Corp. ................................................................     8.500%     11/15/31           7,623
   5,000,000    Bear Stearns Co., Inc. MTN FRN(c) .........................................     1.420%     12/01/03           5,002
   2,500,000    CIT Group, Inc. ...........................................................     5.625%     05/17/04           2,556
   1,400,000    CIT Group, Inc. ...........................................................     7.500%     11/14/03           1,402
   2,500,000    CIT Group, Inc. FRN(c) ....................................................     2.640%     03/01/04           2,512
   1,600,000    CIT Group, Inc. MTN FRN(c) ................................................     2.430%     07/30/04           1,615
     353,000    Delta Air Lines, Inc. (Sinking Fund Bond)** ...............................     9.450%     02/14/06             331
     658,000    Delta Air Lines, Inc. (Sinking Fund Bond) .................................     9.450%     02/26/06             617
   1,750,000    El Paso Corp. .............................................................     7.000%     05/15/11           1,483
     100,000    El Paso Corp. .............................................................     7.875%     06/15/12              86
   7,500,000    General Motors Acceptance Corp. ...........................................     5.750%     11/10/03           7,504
     600,000    General Motors Acceptance Corp. ...........................................     8.000%     11/01/31             619
     700,000    General Motors Acceptance Corp. MTN FRN(c) ................................     1.510%     07/30/04             698
   6,700,000    General Motors Acceptance Corp. MTN FRN(c) ................................     1.914%     05/04/04           6,705
     900,000    General Motors Corp. ......................................................     8.250%     07/15/23             949
(euro)
     100,000    General Motors Corp. ......................................................     8.375%     07/05/33             124
$  5,000,000    Gulf States Utilities .....................................................     8.250%     04/01/04           5,133
(euro)
   1,900,000    KBC Bank Funding Trust II .................................................     6.875%     06/30/49           2,392
$    700,000    National Rural Utilities MTN FRN(c) .......................................     2.110%     04/26/04             703
   3,700,000    Noram Energy Corp.(f) .....................................................     6.375%     11/01/03           3,700
   1,800,000    Pemex Project Funding Master Trust ........................................     8.000%     11/15/11           1,998
     600,000    Pemex Project Funding Master Trust ........................................     8.625%     02/01/22             657
   3,413,000    Qwest Capital Funding .....................................................     7.250%     02/15/11           3,191
   1,500,000    Qwest Corp.** .............................................................     8.875%     03/15/12           1,703
   1,500,000    Sonat, Inc. ...............................................................     7.625%     07/15/11           1,271
   1,300,000    Sprint Capital Corp. ......................................................     6.900%     05/01/19           1,292
   3,700,000    Sprint Capital Corp. ......................................................     7.625%     01/30/11           4,078
   6,145,000    Tennessee Gas Pipeline Co. ................................................     7.000%     10/15/28           5,515
     125,000    Time Warner, Inc. .........................................................     7.975%     08/15/04             130
     700,000    Time Warner, Inc. .........................................................     9.125%     01/15/13             878
     400,000    Washington Mutual Bank FRN(c) .............................................     1.430%     05/17/04             401
     200,000    Washington Mutual Bank FRN(c) .............................................     1.450%     05/14/04             200
     100,000    Williams Cos., Inc. .......................................................     7.625%     07/15/19              99
                                                                                                                       ------------
                                                                                                                             76,867
                                                                                                                       ------------

U.S. GOVERNMENT & AGENCIES  18.5%

   5,276,633    Small Business Administration .............................................     6.344%     08/01/11           5,564
     299,726    Small Business Administration .............................................     7.449%     08/01/10             329
     200,000    Small Business Administration Participation Certificates 2003-20I Class 1 .     5.130%     09/01/23             201
  14,200,000    U.S. Treasury Bond ........................................................     3.125%     10/15/08          14,126
   1,205,964    U.S. Treasury Inflation Indexed Bond(e) ...................................     1.875%     07/15/13           1,203
   8,934,186    U.S. Treasury Inflation Indexed Bond(e) ...................................     3.000%     07/15/12           9,780
   2,912,500    U.S. Treasury Inflation Indexed Bond(e) ...................................     3.375%     01/15/07           3,177
   1,871,082    U.S. Treasury Inflation Indexed Bond(e) ...................................     3.375%     01/15/12           2,102
  13,998,732    U.S. Treasury Inflation Indexed Bond(e) ...................................     3.500%     01/15/11          15,779
  12,224,857    U.S. Treasury Inflation Indexed Bond(e) ...................................     3.625%     01/15/08          13,588
  80,865,020    U.S. Treasury Inflation Indexed Bond(e) ...................................     3.875%     01/15/09          91,501
                                                                                                                       ------------
                                                                                                                            157,350
                                                                                                                       ------------

TOTAL BONDS (Cost $573,436)                                                                                                 588,375
                                                                                                                       ------------

RIGHTS  0.0%

   1,700,000    United Mexican States Value Recovery Right, Series B, Exp. June 2004 ......                                      18
   1,700,000    United Mexican States Value Recovery Right, Series C, Exp. June 2005 ......                                       6
   1,700,000    United Mexican States Value Recovery Right, Series D, Exp. June 2006 ......                                       2
   1,700,000    United Mexican States Value Recovery Right, Series E, Exp. June 2007 ......                                       1
                                                                                                                       ------------
TOTAL RIGHTS (Cost $0)                                                                                                           27
                                                                                                                       ------------

The accompanying notes are an integral part of these financial statements.

48  FREMONT MUTUAL FUNDS

                               FREMONT BOND FUND
                                October 31, 2003

SCHEDULE OF INVESTMENTS IN SECURITIES AND NET ASSETS

 Contracts/
  Shares/                                                                                     Interest    Maturity     Value (000s)
Face Amount     Issuer                                                                          Rate        Date         (Note 1)
-----------------------------------------------------------------------------------------------------------------------------------
CALL OPTION  0.0%

         130    Eurodollar Futures, Strike @ 96.50, Exp. 03/15/04 .........................                            $         --
                                                                                                                       ------------
TOTAL CALL OPTION (Cost $1)                                                                                                      --
                                                                                                                       ------------

MUNICIPAL FUNDS  1.2%

      55,000    Managed Municipal Portfolio Income ........................................                                     614
      44,000    MuniEnhanced Fund, Inc. ...................................................                                     469
      51,900    MuniHoldings Insured Fund II, Inc. ........................................                                     679
      55,000    MuniVest Fund, Inc. .......................................................                                     497
      55,000    MuniYield Fund, Inc. ......................................................                                     731
      55,000    MuniYield Quality Fund II, Inc. ...........................................                                     670
      55,000    MuniYield Quality Fund, Inc. ..............................................                                     789
      55,000    Nuveen Performance Plus Municipal Fund ....................................                                     805
      55,000    Nuveen Premium Income Municipal Fund 2 ....................................                                     786
      55,000    Nuveen Premium Income Municipal Fund 4 ....................................                                     689
      55,000    Nuveen Quality Income Municipal Fund ......................................                                     788
      48,000    Putnam Municipal Bond Fund ................................................                                     592
      55,000    Scudder Municipal Income Trust ............................................                                     666
      45,600    Van Kampen Municipal Opportunity Trust II .................................                                     648
      55,000    Van Kampen Trust for Investment Grade Municipals ..........................                                     857
                                                                                                                       ------------
TOTAL MUNICIPAL FUNDS (Cost $10,206)                                                                                         10,280
                                                                                                                       ------------

SHORT-TERM INVESTMENTS  36.5%

$  2,600,000    Danske Corp., CP ..........................................................     1.080%   01/21/2004           2,594
   7,400,000    FHLMC, DN .................................................................     1.070%   01/29/2004           7,380
  22,800,000    FHLMC, DN .................................................................     1.070%   02/02/2004          22,737
  38,350,000    FNMA, DN ..................................................................     0.975%   11/14/2003          38,337
  57,300,000    FNMA, DN ..................................................................     1.050%   12/17/2003          57,223
   6,300,000    FNMA, DN ..................................................................     1.080%   11/26/2003           6,295
  24,250,000    General Electric Capital Corp., CP ........................................     1.030%   11/13/2003          24,242
   8,700,000    HBOS Treasury Services PLC, CP ............................................     1.100%   02/24/2004           8,669
  13,200,000    Lloyds Bank PLC, CP .......................................................     1.060%   01/22/2004          13,168
  23,700,000    Nestle Capital Corp., CP ..................................................     1.060%   02/09/2004          23,630
  21,900,000    Rabobank USA Financial Corp., CP ..........................................     1.050%   01/13/2004          21,853
   3,300,000    Royal Bank of Scotland PLC, CP ............................................     1.080%   02/03/2004           3,291
   1,300,000    Shell Finance, CP .........................................................     1.100%   03/16/2004           1,295
   2,200,000    State of California .......................................................     2.000%   06/16/2004           2,212
   6,250,000    U.S. Treasury Bills+(a) ............................................   0.950% - 0.960%   12/04/2003           6,245
     200,000    U.S. Treasury Bills+(a) ...................................................     0.965%   12/07/2003             200

The accompanying notes are an integral part of these financial statements.

                                                        FREMONT MUTUAL FUNDS  49

                               FREMONT BOND FUND
                                October 31, 2003

SCHEDULE OF INVESTMENTS IN SECURITIES AND NET ASSETS

                                                                                              Interest    Maturity     Value (000s)
Face Amount     Issuer                                                                          Rate        Date         (Note 1)
-----------------------------------------------------------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS  (Cont.)
$  6,080,000    U.S. Treasury Bills+(a) ............................................   0.925% - 0.980%   12/11/2003    $      6,073
  11,560,000    U.S. Treasury Bills+(a) ............................................   0.915% - 0.955%   12/18/2003          11,546
  26,900,000    U.S. Treasury Bills(a) ....................................................     1.020%    04/29/2004         26,763
   7,800,000    UBS Finance, Inc., CP .....................................................     1.085%    02/17/2004          7,775
   9,000,000    Westpac Trust Securities NZ, CP ...........................................     1.075%    02/05/2004          8,974
  10,892,564    Repurchase Agreement, State Street Bank, 0.430%, 11/03/03
                  (Maturity Value $10,893) (Cost $10,893) Collateral: FNMA,
                  2.010%, 07/21/05; FNMA, 4.625%, 08/13/04
                  (Collateral Value $11,116) ..............................................                                  10,893
                                                                                                                       ------------

TOTAL SHORT-TERM INVESTMENTS (Cost $311,395)                                                                                311,395
                                                                                                                       ------------

TOTAL INVESTMENTS (Cost $895,038), 106.8%                                                                                   910,077
                                                                                                                       ------------

OTHER ASSETS AND LIABILITIES, NET, (6.8)%                                                                                   (58,001)
                                                                                                                       ------------

NET ASSETS, 100.0%                                                                                                     $    852,076
                                                                                                                       ============

For footnote references, see "Notes to Schedules of Investments in Securities and Net Assets" on page 56.

The accompanying notes are an integral part of these financial statements.

50  FREMONT MUTUAL FUNDS

                 FREMONT CALIFORNIA INTERMEDIATE TAX-FREE FUND
                                October 31, 2003

SCHEDULE OF INVESTMENTS IN SECURITIES AND NET ASSETS

                                                                                              Interest    Maturity     Value (000s)
Face Amount     Issuer                                                                          Rate        Date         (Note 1)
-----------------------------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS  97.9%

$    500,000    Bay Area Government Association CA Revenue (AMBAC Insured) ................     5.000%     08/01/20    $        520
   1,000,000    Big Bear Area Regional Wastewater Agency, California Revenue
                  (AMBAC Insured) .........................................................     5.000%     04/01/10           1,100
   1,000,000    California Educational Facilities Authority, Santa Clara University
                  (AMBAC Insured) .........................................................     5.250%     09/01/17           1,115
     235,000    California Health Facilities Financial Authority Revenue,
                  Kaiser Permanente Series B ..............................................     5.250%     10/01/13             248
   1,000,000    California Infrastructure & Economic Development Bank Revenue, Bay Area
                  Toll Bridges - 1st Lien A (FSA Insured) .................................     5.250%     07/01/18           1,081
   1,300,000    California State Department of Water Resources, Central Valley
                  Project Revenue, Water Systems Series Y (FGIC Insured) ..................     5.250%     12/01/12           1,468
   1,000,000    California State Department of Water Resources, Central Valley Project
                  Revenue, Water Systems Series Y (FGIC Insured) ..........................     5.250%     12/01/18           1,080
     500,000    California State Department of Water Resources, Power Supply Revenue
                  Series A (MBIA Insured) .................................................     5.000%     05/01/17             524
   1,000,000    California State Department of Water Resources, Water Revenue Central
                  Valley Project Series Z (FGIC Insured) ..................................     5.000%     12/01/16           1,070
     200,000    California State Public Works Board, Lease Revenue Dept. of General
                  Services - Teale Data Center B (AMBAC Insured) ..........................     5.250%     03/01/19             214
     500,000    California State Public Works Board, Lease Revenue Various University of
                  California Project A (AMBAC Insured) ....................................     5.400%     12/01/16             549
     430,000    California Statewide Communities Development Authority Certificates of
                  Participation Kaiser Permanente (FSA Insured) ...........................     5.300%     12/01/15             464
   1,500,000    City of Los Angeles, Wastewater System Revenue Series A
                  (MBIA Insured) ..........................................................     5.000%     12/01/11           1,644
   1,500,000    City of Los Angeles, Water & Power Revenue, Power System Series A
                  Subseries A-1 ...........................................................     5.000%     07/01/08           1,678
   2,415,000    City of Los Angeles, Water & Power Revenue, Power Systems
                  Series A-A-1 (MBIA Insured) .............................................     5.250%     07/01/11           2,736
   1,000,000    Contra Costa CA Transportation Authority, Sales Tax Revenue Series A
                  (FGIC Insured) ..........................................................     6.000%     03/01/07           1,134
     500,000    Contra Costa California Water District, Water Revenue Refunding, Series K
                  (FSA Insured) ...........................................................     5.000%     10/01/16             531
   1,500,000    Contra Costa California Water District, Water Revenue Refunding, Series M
                  (FSA Insured) ...........................................................     5.000%     10/01/16           1,613
     875,000    East Bay CA MUD, Water System Revenue (MBIA Insured) ......................     5.250%     06/01/14             963
     200,000    East Bay CA MUD, Water System Revenue Series 2001 (MBIA Insured) ..........     5.250%     06/01/17             215
   1,500,000    East Bay CA MUD, Water System Subordinated Revenue Series 1998 ............     5.250%     06/01/14           1,631
   1,000,000    East Bay CA Regional Park District ........................................     5.000%     09/01/20           1,030
     350,000    El Paso De Robles CA Series C (MBIA Insured) ..............................     5.250%     08/01/17             378
   1,000,000    Fresno CA Sewer Revenue Series A-1 (AMBAC Insured) ........................     5.250%     09/01/19           1,103
   1,050,000    Kings River Conservation District CA Pine Flat Power Revenue ..............     5.125%     01/01/17           1,115
     450,000    Larkspur School District ..................................................     5.125%     08/01/18             478
   1,000,000    Los Angeles CA Series A (MBIA Insured) ....................................     5.000%     09/01/14           1,092
   1,100,000    Lodi Unified School District (MBIA Insured) ...............................     5.000%     08/01/18           1,162
     300,000    Los Angeles CA Certificate Participation Real Property Program
                  (AMBAC Insured) .........................................................     5.250%     04/01/19             321
     340,000    Los Angeles CA Municipal Improvement Corp. Lease Revenue ..................     5.000%     09/01/12             378
   1,565,000    Los Angeles CA Series A (MBIA Insured) ....................................     5.000%     09/01/17           1,662
   2,000,000    Los Angeles CA Series A (MBIA Insured) ....................................     5.000%     09/01/18           2,116
   1,995,000    Los Angeles CA Unified School District Series A (MBIA Insured) ............     5.250%     07/01/12           2,243
   1,000,000    Los Angeles CA Unified School District, Election of 1997 Series F
                  (FSA Insured) ...........................................................     5.000%     07/01/16           1,074
     200,000    Los Angeles CA Water & Power Revenue, Power System Series A-A-3 ...........     5.250%     07/01/18             209
     500,000    Los Angeles County CA Public Works Finance Authority Lease Revenue ........     5.500%     10/01/11             562
   2,000,000    Los Angeles County Public Works Finance Authority, Regional Park and
                  Open Space District Series A ............................................     5.000%     10/01/16           2,110
   1,500,000    Los Angeles County Sanitation Districts Financing Authority, Series A
                  (FSA Insured) ...........................................................     5.000%     10/01/17           1,600

The accompanying notes are an integral part of these financial statements.

                                                        FREMONT MUTUAL FUNDS  51

                 FREMONT CALIFORNIA INTERMEDIATE TAX-FREE FUND
                                October 31, 2003

SCHEDULE OF INVESTMENTS IN SECURITIES AND NET ASSETS

  Shares/                                                                                     Interest    Maturity     Value (000s)
Face Amount     Issuer                                                                          Rate        Date         (Note 1)
-----------------------------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS  (Cont.)
$  1,000,000    Los Angeles County Transportation Authority, Sales Tax Revenue
                  (FSA Insured) ...........................................................     5.000%     07/01/15    $      1,066
   1,000,000    Los Osos CA Community Services, Wastewater Assessment District
                  (MBIA Insured) ..........................................................     5.000%     09/02/17           1,064
     400,000    Nevada Joint Union High School District Series A (FSA Insured) ............     5.000%     08/01/19             418
   1,000,000    Orange County Transportation Authority, Measure M Sales Tax Revenue
                  Second Senior Series 1994 (FGIC Insured) ................................     5.000%     02/15/08           1,116
     300,000    Orange County Transportation Authority, Sales Tax Revenue First Senior,
                  Measure M ...............................................................     6.000%     02/15/06             330
     500,000    Peralta California Community College District (AMBAC Insured) .............     5.350%     08/01/17             541
     500,000    Redwood City School District (FGIC Insured) ...............................     5.000%     07/15/19             523
   2,000,000    Sacramento MUD, Electric Revenue 1997 Series L (MBIA Insured) .............     5.125%     07/01/15           2,168
     250,000    Sacramento Municipal Utility District, Electric Revenue Series P (FSA Insured)  5.250%     08/15/17             269
     500,000    San Diego CA Unified School District Series C (FSA Insured) ...............     5.000%     07/01/19             525
   1,615,000    San Diego Unified School District, Election 1998 Series E (FSA Insured) ...     5.250%     07/01/17           1,770
   1,505,000    San Francisco CA City & County Public Utilities Series A (MBIA Insured) ...     5.000%     10/01/09           1,702
   1,500,000    San Francisco City & County Public Utilities Commission, Water Revenue
                  Series B (MBIA Insured) .................................................     5.000%     11/01/13           1,646
     550,000    San Francisco City & County Redevelopment Financing Authority .............     5.125%     08/01/18             560
     500,000    San Jose CA Library, Parks & Public Safety Projects .......................     5.000%     09/01/19             524
     500,000    San Marcos CA Public Facilities Authority Revenue Refunding Series A
                  (MBIA Insured) ..........................................................     5.000%     08/01/19             527
     500,000    San Mateo CA Union High School District, Election of 2000 Series A
                  (FGIC Insured) ..........................................................     5.375%     09/01/17             545
     500,000    Santa Clara County, Fremont California Union High School District
                  Series B (FGIC Insured) .................................................     5.250%     09/01/19             531
   1,000,000    University of California, Series A (AMBAC Insured) ........................     5.000%     05/15/12           1,104
     600,000    University of California, Series B (AMBAC Insured) ........................     5.250%     05/15/15             659
                                                                                                                       ------------

TOTAL MUNICIPAL BONDS (Cost $55,858)                                                                                         57,799
                                                                                                                       ------------

SHORT-TERM INVESTMENT  4.9%

   2,892,920    Provident Institutional Fund: Municipal Fund for California Investors, Inc.                                   2,893
                                                                                                                       ------------

TOTAL SHORT-TERM INVESTMENT (Cost $2,893)                                                                                     2,893
                                                                                                                       ------------

TOTAL INVESTMENTS (Cost $58,751), 102.8%                                                                                     60,692
                                                                                                                       ------------

OTHER ASSETS AND LIABILITIES, NET, (2.8)%                                                                                    (1,680)
                                                                                                                       ------------

NET ASSETS, 100.0%                                                                                                     $     59,012
                                                                                                                       ============

For footnote references, see "Notes to Schedules of Investments in Securities and Net Assets" on page 56.

The accompanying notes are an integral part of these financial statements.

52  FREMONT MUTUAL FUNDS

                           FREMONT MONEY MARKET FUND
                                October 31, 2003

SCHEDULE OF INVESTMENTS IN SECURITIES AND NET ASSETS

                                                                                              Interest    Maturity     Value (000s)
Face Amount     Issuer                                                                          Rate        Date         (Note 1)
-----------------------------------------------------------------------------------------------------------------------------------
COMMERCIAL PAPER  100.4%

CONSUMER DURABLES  7.8%

$ 10,000,000    American Honda Finance Corp. ..............................................     1.040%     11/21/03    $      9,994
  10,000,000    Coca Cola Enterprises .....................................................     1.050%     12/11/03           9,988
   5,000,000    Sharp Electronics Corp.** .................................................     1.060%     11/13/03           4,998
  10,000,000    Sharp Electronics Corp. ...................................................     1.060%     11/17/03           9,995
  10,000,000    Toyota Motor Credit .......................................................     1.053%     01/08/04           9,980
  10,000,000    Toyota Motor Credit Corp.** ...............................................     1.050%     12/16/03           9,987
                                                                                                                       ------------
                                                                                                                             54,942
                                                                                                                       ------------

CONSUMER NON-DURABLES  3.6%

   5,000,000    Archer-Daniels-Midland Co.** ..............................................     1.020%     11/12/03           4,999
  10,000,000    Nestle Capital Corp. ......................................................     1.050%     12/03/03           9,991
  10,000,000    Nestle Capital Corp. ......................................................     1.060%     03/01/04           9,964
                                                                                                                       ------------
                                                                                                                             24,954
                                                                                                                       ------------

CONSUMER SERVICES  2.1%

   5,000,000    Columbia University .......................................................     1.060%     12/12/03           4,994
  10,000,000    Columbia University .......................................................     1.070%     01/21/04           9,976
                                                                                                                       ------------
                                                                                                                             14,970
                                                                                                                       ------------

ENERGY  0.7%
   5,000,000    Centrica PLC ..............................................................     1.070%     12/22/03           4,992
                                                                                                                       ------------
                                                                                                                              4,992
                                                                                                                       ------------

FINANCIAL SERVICES (BANKS)  31.2%
  10,000,000    Banque Et Caisse D'Espargne De L'Etat .....................................     1.160%     12/08/03           9,988
  10,000,000    Banque Et Caisse D'Espargne De L'Etat .....................................     1.240%     01/09/04           9,976
  10,000,000    Caisse Centrale Desjardins du Quebec ......................................     1.050%     11/26/03           9,993
  11,000,000    Caisse Centrale Desjardins du Quebec ......................................     1.060%     11/10/03          10,997
  10,000,000    Danske Corp. ..............................................................     1.050%     12/09/03           9,989
  10,000,000    Danske Corp. ..............................................................     1.060%     01/12/04           9,979
   5,000,000    Den Norske Bank ...........................................................     1.050%     11/19/03           4,997
  10,000,000    Den Norske Bank ...........................................................     1.070%     12/22/03           9,985
   5,000,000    Den Norske Bank ...........................................................     1.110%     01/08/04           4,990
  10,000,000    Forenings Sparbanken AB ...................................................     1.080%     01/13/04           9,978
   5,000,000    Forenings Sparbanken AB ...................................................     1.100%     02/12/04           4,984
  10,000,000    HBOS Treasury Services PLC ................................................     1.060%     11/05/03           9,999
   5,000,000    HBOS Treasury Services, PLC ...............................................     1.120%     01/05/04           4,990
  10,000,000    Lloyds Bank PLC ...........................................................     1.100%     03/19/04           9,958
  10,000,000    Nordea North America, Inc. ................................................     1.070%     11/18/03           9,995
   5,000,000    Nordea North America, Inc. ................................................     1.080%     11/19/03           4,997
  10,000,000    Rabobank USA Financial Corp. ..............................................     1.020%     12/29/03           9,984
  10,000,000    Svenska Handelsbanken .....................................................     1.040%     12/15/03           9,987
  10,000,000    Svenska Handelsbanken .....................................................     1.050%     12/02/03           9,991
   5,000,000    Svenska Handelsbanken .....................................................     1.080%     01/26/04           4,987
  10,000,000    Swedish National Housing Finance Corp.** ..................................     1.055%     11/24/03           9,993
   5,000,000    Swedish National Housing Finance Corp.** ..................................     1.060%     11/24/03           4,997
  10,000,000    Swedish National Housing Finance Corp.** ..................................     1.060%     12/17/03           9,987
  10,000,000    UBS Finance LLC ...........................................................     1.030%     11/03/03           9,999
   3,300,000    UBS Finance LLC ...........................................................     1.040%     11/03/03           3,300
  10,000,000    Wells Fargo & Co. .........................................................     1.050%     12/10/03           9,989
                                                                                                                       ------------
                                                                                                                            219,009
                                                                                                                       ------------

FINANCIAL SERVICES (OTHER)  32.0%
  10,000,000    Alianz Finance Corp. ......................................................     1.070%     12/11/03           9,988
  10,000,000    Alianz Finance Corp. ......................................................     1.080%     11/07/03           9,998
  10,000,000    Alliance & Leicester PLC ..................................................     1.085%     01/12/04           9,978
  10,000,000    Alliance & Leicester PLC ..................................................     1.090%     01/20/04           9,976

The accompanying notes are an integral part of these financial statements.

                                                        FREMONT MUTUAL FUNDS  53

                           FREMONT MONEY MARKET FUND
                                October 31, 2003

SCHEDULE OF INVESTMENTS IN SECURITIES AND NET ASSETS

                                                                                              Interest    Maturity     Value (000s)
Face Amount     Issuer                                                                          Rate        Date         (Note 1)
-----------------------------------------------------------------------------------------------------------------------------------
FINANCIAL SERVICES (OTHER)  (Cont.)
$ 10,000,000    American Express Credit ...................................................     1.030%     11/14/03    $      9,996
   5,000,000    American General Finance Corp. ............................................     1.025%     11/06/03           4,999
  10,000,000    American General Finance Corp. ............................................     1.080%     01/14/04           9,978
  10,000,000    CBA Del Financial, Inc. ...................................................     1.120%     01/30/04           9,972
   5,000,000    CIT Group, Inc. ...........................................................     1.080%     11/03/03           5,000
   5,000,000    CIT Group, Inc. ...........................................................     1.100%     11/25/03           4,996
  10,000,000    General Electric Capital Corp.** ..........................................     1.110%     02/09/04           9,969
  10,000,000    General Electric Capital Corp.** ..........................................     1.150%     04/06/04           9,950
  10,000,000    General Electric Capital Corp.** ..........................................     1.160%     04/16/04           9,946
  10,000,000    Goldman Sachs Group LP ....................................................     0.920%     11/13/03           9,997
  10,000,000    Goldman Sachs Group LP ....................................................     1.030%     11/21/03           9,994
  10,000,000    Goldman Sachs Group LP ....................................................     1.150%     04/19/04           9,946
  10,000,000    KFW International Finance .................................................     1.060%     12/30/03           9,983
  10,000,000    KFW International Finance .................................................     1.090%     02/02/04           9,972
  10,000,000    Societe General North America, Inc. .......................................     1.055%     12/04/03           9,990
  10,000,000    Societe General North America, Inc. .......................................     1.075%     02/03/04           9,972
   5,000,000    Societe General North America, Inc. .......................................     1.105%     02/17/04           4,982
  10,000,000    Toronto Dominion Holdings USA, Inc. .......................................     1.035%     11/04/03           9,999
  10,000,000    Toronto Dominion Holdings USA, Inc. .......................................     1.040%     11/20/03           9,995
  10,000,000    Transamerica Finance Corp. ................................................     1.050%     11/25/03           9,993
   5,000,000    Transamerica Finance Corp. ................................................     1.050%     12/12/03           4,994
                                                                                                                       ------------
                                                                                                                            224,563
                                                                                                                       ------------

HEALTH CARE  1.4%
  10,000,000    Queens Health Corp.** .....................................................     1.050%     11/04/03           9,999
                                                                                                                       ------------
                                                                                                                              9,999
                                                                                                                       ------------

RAW MATERIALS  3.6%
   5,000,000    BASF Aktiengesellschaft ...................................................     1.050%     12/02/03           4,996
  10,000,000    BASF Aktiengesellschaft ...................................................     1.060%     12/01/03           9,991
  10,000,000    E.I. duPont de Nemours and Co. ............................................     1.050%     12/05/03           9,990
                                                                                                                       ------------
                                                                                                                             24,977
                                                                                                                       ------------

U.S. GOVERNMENT & AGENCIES  11.6%
  10,000,000    FHLB, AN ..................................................................     1.060%     07/16/04           9,924
  10,000,000    FHLB, AN ..................................................................     1.160%     09/01/04           9,902
   5,000,000    FHLMC, AN .................................................................     1.040%     05/20/04           4,971
  10,000,000    FHLMC, AN .................................................................     1.170%     02/26/04           9,962
   5,000,000    FHLMC, AN .................................................................     1.210%     02/26/04           4,980
  10,000,000    FHLMC, AN .................................................................     1.300%     08/12/04           9,897
  10,000,000    FNMA, AN ..................................................................     1.100%     05/24/04           9,938
  10,000,000    FNMA, AN ..................................................................     1.330%     08/09/04           9,896
  11,500,000    U.S. Treasury Note ........................................................     3.625%     03/31/04          11,611
                                                                                                                       ------------
                                                                                                                             81,081
                                                                                                                       ------------

UTILITIES  6.4%
   5,000,000    Electricite de France .....................................................     1.030%     12/15/03           4,994
   5,000,000    Electricite de France .....................................................     1.150%     12/17/03           4,993
   5,000,000    Electricite de France .....................................................     1.210%     12/17/03           4,992
   5,000,000    Electricite de France .....................................................     1.220%     12/17/03           4,992
   5,000,000    Electricite de France .....................................................     1.240%     12/17/03           4,992
  10,000,000    Rio Tinto, Ltd.** .........................................................     1.060%     11/25/03           9,993
  10,000,000    Rio Tinto, Ltd.** .........................................................     1.080%     01/22/04           9,975
                                                                                                                       ------------
                                                                                                                             44,931
                                                                                                                       ------------

TOTAL COMMERCIAL PAPER (Cost $704,418)                                                                                      704,418
                                                                                                                       ------------

The accompanying notes are an integral part of these financial statements.

54  FREMONT MUTUAL FUNDS

                           FREMONT MONEY MARKET FUND
                                October 31, 2003

SCHEDULE OF INVESTMENTS IN SECURITIES AND NET ASSETS

                                                                                              Interest    Maturity     Value (000s)
Face Amount     Issuer                                                                          Rate        Date         (Note 1)
-----------------------------------------------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENT  0.0%

$     94,603    Repurchase Agreement, State Street Bank, 0.430%, 11/03/03
                  (Maturity Value $95) (Cost $95) Collateral: FHLB,
                  1.400%, 06/17/05 (Collateral Value $100) ................................                            $         95
                                                                                                                       ------------

TOTAL SHORT-TERM INVESTMENT (Cost $95)                                                                                           95
                                                                                                                       ------------

TOTAL INVESTMENTS (Cost $704,513), 100.4%                                                                                   704,513
                                                                                                                       ------------

OTHER ASSETS AND LIABILITIES, NET, (0.4)%                                                                                    (2,926)
                                                                                                                       ------------

NET ASSETS, 100.0%                                                                                                     $    701,587
                                                                                                                       ============

For footnote references, see "Notes to Schedules of Investments in Securities and Net Assets" on page 56.

The accompanying notes are an integral part of these financial statements.

                                                        FREMONT MUTUAL FUNDS  55

                           FREMONT MUTUAL FUNDS, INC.
                      Notes to Schedules of Investments in
                  Securities and Net Assets - October 31, 2003

The following footnotes and abbreviations relate to the Schedule of Investments in Securities and Net Assets on pages 26 through 55.

*    Non-income producing security

** Security was purchased under Rule 144A of the Securities Act of 1933 or is a private placement and, unless registered under the Act or exempted from registration, may only be sold to qualified institutional investors.

(a)  Represents discount rate or yield to maturity at the date of acquisition.

(b)  Affiliated issuer. See Note 4 of "Notes to Financial Statements."

(c)  Variable rate security. The rate listed is as of October 31, 2003.

(d)  Board valued security and illiquid.

(e)  Inflationary Bond.

(f)  Illiquid security.

+ On deposit with broker for initial margin on futures contracts (Notes 1 and 3).

PORTFOLIO ABBREVIATIONS

AB          Aktiebolag
ADR         American Depository Receipt
AG          Aktiengesellschaft
AMBAC       American Municipal Bond Assurance Corp.
AN          Agency Note
ARM         Adjustable Rate Mortgage
AS          Aksje Selskap
BHD         Berhad
BV          Betriebskostenverordnung
CP          Commercial Paper
CTFS        Certificates
DN          Discount Note
FFCB        Federal Farm Credit Bank
FGIC        Financial Guaranty Insurance Corp.
FHLB        Federal Home Loan Bank
FHLMC       Federal Home Loan Mortgage Corp.
FNMA        Federal National Mortgage Association
FRN         Floating Rate Note
FSA         FSA Capital, Inc.
GNMA        Government National Mortgage Association
GSR         General Securities Representive
LLC         Limited Liability Corp.
LP          Limited Partnership
MBIA        Municipal Bond Investor Assurance Corp.
MTN         Medium Term Note
MUD         Municipal Utility District
NA          National Association
NV          Nederland
NZ          New Zealand
PLC         Public Limited Company
SA          Sociedad Anonima
SLMA        Student Loan Marketing Association
TBA         To Be Announced
TOB         Tobacco

CURRENCY ABBREVIATIONS

AU$         Australian Dollar
(pound)     British Pound
CN$         Canadian Dollar
(euro)      Euro
(Y)         Japanese Yen
NK          Norwegian Kroner
NZ$         New Zealand Dollar
SG$         Singapore Dollar
$           U.S. Dollar

The accompanying notes are an integral part of these financial statements.

56  FREMONT MUTUAL FUNDS

                           FREMONT MUTUAL FUNDS, INC.
                      Notes to Schedules of Investments in
                  Securities and Net Assets - October 31, 2003

COUNTRY DIVERSIFICATION TABLE
Country   Country                              Global    International    Bond
 Code      Name                                 Fund     Growth Fund      Fund
--------------------------------------------------------------------------------
  AU    Australia                               1.0%         5.7%          --
  AW    Aruba                                    --           --          0.1%
  BE    Belgium                                 0.1%          --           --
  BM    Bermuda                                 0.5%          --           --
  BR    Brazil                                   --           --          1.6%
  CA    Canada                                  3.0%         2.3%          --
  DK    Denmark                                 0.3%         4.6%          --
  FI    Finland                                 0.6%          --           --
  FR    France                                  7.4%        15.7%         0.4%
  DE    Germany                                 2.2%         7.5%          --
  HK    Hong Kong                               0.4%         5.4%          --
  IL    Israel                                  0.5%          --           --
  IT    Italy                                   0.8%         2.7%          --
  JP    Japan                                   1.7%         7.2%          --
  MX    Mexico                                  0.2%          --          0.9%
  NL    Netherlands                             1.6%         8.9%         3.0%
  NZ    New Zealand                             0.4%          --           --
  NO    Norway                                  0.3%          --           --
  PA    Panama                                   --           --          0.2%
  PU    Peru                                     --           --          1.2%
  RS    Russia                                  0.5%          --           --
  SG    Singapore                               0.7%          --           --
  ZA    South Africa                            0.1%          --           --
  KR    South Korea                             0.1%          --           --
  ES    Spain                                   1.5%         2.5%          --
  CH    Switzerland                             0.6%        11.4%          --
  UK    United Kingdom                          8.5%        21.4%         3.5%
  US    United States                          67.7%         4.4%        95.9%
                                             ----------------------------------
                                              100.7%        99.7%       106.8%
        Other assets and liabilities, net      (0.7%)        0.3%        (6.8%)
                                             ----------------------------------
                                              100.0%       100.0%       100.0%
                                             ==================================

The accompanying notes are an integral part of these financial statements.

                                                        FREMONT MUTUAL FUNDS  57

                           FREMONT MUTUAL FUNDS, INC.
                                October 31, 2003

STATEMENTS OF ASSETS AND LIABILITIES
(ALL NUMBERS IN THOUSANDS EXCEPT NET ASSET VALUE PER SHARE)
                                                                              INTERNATIONAL      LARGE CAP
                                                                 GLOBAL           GROWTH           VALUE
                                                                  FUND             FUND             FUND
                                                              ----------------------------------------------
ASSETS:
     Investments in securities at cost                        $    211,140     $     28,210     $      8,086
     Repurchase agreements at cost                                   3,200            1,297              554
                                                              ------------     ------------     ------------
        TOTAL INVESTMENTS AT COST                             $    214,340     $     29,507     $      8,640
                                                              ============     ============     ============

     Investments in securities at value                       $    235,133     $     28,189     $      9,259
     Repurchase agreements at value                                  3,200            1,297              554
     Cash                                                              152              166               --
     Deposits with brokers for futures                                  14               --               --
     Dividends and interest receivable                               1,283               66               13
     Receivable for securities sold                                    982                3               62
     Receivable from sale of fund shares                                38               38                6
     Receivable from Advisor                                            --               --               --
     Variation margin receivable                                        --               --               --
     Unrealized appreciation on foreign currency contracts           2,389               --               --
     Prepaid expenses                                                   18                6                2
                                                              ------------     ------------     ------------
        TOTAL ASSETS                                               243,209           29,765            9,896
                                                              ------------     ------------     ------------

LIABILITIES:

     Payable for securities purchased                                1,194               89              122
     Payable for fund shares redeemed                                  634                8               10
     Unrealized depreciation on foreign currency contracts           4,277               --               --
     Variation margin payable                                            4               --               --
     Accrued expenses:
         Investment advisory and administrative fees                   149               32               15
         Other                                                         326               53               42
                                                              ------------     ------------     ------------
        TOTAL LIABILITIES                                            6,584              182              189
                                                              ------------     ------------     ------------
NET ASSETS                                                    $    236,625     $     29,583     $      9,707
                                                              ============     ============     ============
Net assets consist of:
     Paid in capital                                          $    329,515     $     45,544     $     21,431
     Undistributed net investment income (loss)                      1,887              402               54
     Unrealized appreciation (depreciation) on
     investments, swaps and futures                                 24,050              (21)           1,173
     Unrealized appreciation (depreciation) on foreign
     currency contracts and other assets and liabilities            (1,842)               2               --
     Accumulated net realized loss                                (116,985)         (16,344)         (12,951)
                                                              ------------     ------------     ------------

NET ASSETS                                                    $    236,625     $     29,583     $      9,707
                                                              ============     ============     ============

SHARES OF CAPITAL STOCK OUTSTANDING                                 21,177            4,105            1,302
                                                              ============     ============     ============

NET ASSET VALUE PER SHARE
     (Net Assets / Shares of Capital Stock Outstanding)       $      11.17     $       7.21     $       7.46
                                                              ============     ============     ============

The accompanying notes are an integral part of these financial statements.

58  FREMONT MUTUAL FUNDS

                           FREMONT MUTUAL FUNDS, INC.
                                October 31, 2003

STATEMENTS OF ASSETS AND LIABILITIES
(ALL NUMBERS IN THOUSANDS EXCEPT NET ASSET VALUE PER SHARE)
                                                              LARGE CAP     STRUCTURED        U.S.           U.S.        REAL ESTATE
                                                               GROWTH          CORE        SMALL CAP      MICRO-CAP      SECURITIES
                                                                FUND           FUND           FUND           FUND           FUND
                                                             ----------------------------------------------------------------------
ASSETS:
     Investments in securities at cost                       $   19,667     $   59,603     $   27,634     $  453,013     $   24,630
     Repurchase agreements at cost                                  628            993          1,520         14,106          1,251
                                                             ----------     ----------     ----------     ----------     ----------
        TOTAL INVESTMENTS AT COST                            $   20,295     $   60,596     $   29,154     $  467,119     $   25,881
                                                             ==========     ==========     ==========     ==========     ==========

     Investments in securities at value                      $   22,919     $   70,258     $   37,129     $  567,887     $   28,230
     Repurchase agreements at value                                 628            993          1,520         14,106          1,251
     Cash                                                            --             --             --             --             --
     Deposits with brokers for futures                               --             --             --             --             --
     Dividends and interest receivable                               10            101              1             68            222
     Receivable for securities sold                                  --             --            356          1,257             58
     Receivable from sale of fund shares                             60             11             96          2,188             29
     Receivable from Advisor                                         19             --             --             --             10
     Variation margin receivable                                     --              1             --             --             --
     Unrealized appreciation on foreign currency contract            --             --             --             --             --
     Prepaid expenses                                                 3              6              2             --              4
                                                             ----------     ----------     ----------     ----------     ----------
        TOTAL ASSETS                                             23,639         71,370         39,104        585,506         29,804
                                                             ----------     ----------     ----------     ----------     ----------

LIABILITIES:

     Payable for securities purchased                               350             --            206          9,878             49
     Payable for fund shares redeemed                                39             14             43          1,261            111
     Unrealized depreciation on foreign currency contract            --             --             --             --             --
     Variation margin payable                                        --             --             --             --             --
     Accrued expenses:
         Investment advisory and administrative fees                 21             30             53            690             26
         Other                                                       38             61             64             --             51
                                                             ----------     ----------     ----------     ----------     ----------
        TOTAL LIABILITIES                                           448            105            366         11,829            237
                                                             ----------     ----------     ----------     ----------     ----------
NET ASSETS                                                   $   23,191     $   71,265     $   38,738     $  573,677     $   29,567
                                                             ==========     ==========     ==========     ==========     ==========
Net assets consist of:
     Paid in capital                                         $   20,900     $   78,860     $   64,745     $  661,354     $   29,090
     Undistributed net investment income (loss)                      --            370             --             --             --
     Unrealized appreciation (depreciation) on
     investments, swaps and futures                               3,252         10,675          9,495        114,874          3,600
     Unrealized appreciation (depreciation) on foreign
     currency contracts and other assets and liabilities             --             --             --             --             --
     Accumulated net realized loss                                 (961)       (18,640)       (35,502)      (202,551)        (3,123)
                                                             ----------     ----------     ----------     ----------     ----------

NET ASSETS                                                   $   23,191     $   71,265     $   38,738     $  573,677     $   29,567
                                                             ==========     ==========     ==========     ==========     ==========

SHARES OF CAPITAL STOCK OUTSTANDING                               2,675          6,733          3,600         20,385          2,931
                                                             ==========     ==========     ==========     ==========     ==========

NET ASSET VALUE PER SHARE
     (Net Assets / Shares of Capital Stock Outstanding)      $     8.67     $    10.59     $    10.76     $    28.14     $    10.09
                                                             ==========     ==========     ==========     ==========     ==========

The accompanying notes are an integral part of these financial statements.

                                                        FREMONT MUTUAL FUNDS  59

                           FREMONT MUTUAL FUNDS, INC.
                                October 31, 2003

STATEMENTS OF ASSETS AND LIABILITIES
(ALL NUMBERS IN THOUSANDS EXCEPT NET ASSET VALUE PER SHARE)

                                                                            CALIFORNIA
                                                                 BOND      INTERMEDIATE   MONEY MARKET
                                                                 FUND      TAX-FREE FUND      FUND
                                                              ---------------------------------------
ASSETS:
     Investments in securities at cost                        $  884,145     $   58,751    $  704,418
     Repurchase agreements at cost                                10,893             --            95
                                                              ----------     ----------    ----------
        TOTAL INVESTMENTS AT COST                             $  895,038     $   58,751    $  704,513
                                                              ==========     ==========    ==========

     Investments in securities at value                       $  899,184     $   60,692    $  704,418
     Repurchase agreements at value                               10,893             --            95
     Cash                                                             --              2            --
     Dividends and interest receivable                             5,339            728            37
     Receivable for securities sold                               59,509             --            --
     Receivable from sale of fund shares                           2,768             75            90
     Receivable from Advisor                                          36              7            --
     Variation margin receivable                                     466             --            --
     Swap premiums paid                                              559             --            --
     Unrealized appreciation on foreign currency contracts            10             --            --
     Unrealized appreciation on swaps                                287             --            --
     Prepaid expenses                                                 41              2            20
     Other assets                                                      8             --            --
                                                              ----------     ----------    ----------
        TOTAL ASSETS                                             979,100         61,506       704,660
                                                              ----------     ----------    ----------

LIABILITIES:

     Bank overdraft                                                   83             --            --
     Liabilities for options written                               2,171             --            --
     Income dividend payable                                       2,248            174           407
     Payable for short sales (proceeds, $4,869)                    4,962             --            --
     Payable for securities purchased                            114,777          2,130            --
     Payable for fund shares redeemed                              1,692            125         2,359
     Swap premiums received                                           94             --            --
     Unrealized depreciation on foreign currency contracts            58             --            --
     Unrealized depreciation on swaps                                204             --            --
     Accrued expenses:
         Investment advisory and administrative fees                 399             26           211
         Other                                                       336             39            96
                                                              ----------     ----------    ----------

        TOTAL LIABILITIES                                        127,024          2,494         3,073
                                                              ----------     ----------    ----------

NET ASSETS                                                    $  852,076     $   59,012    $  701,587
                                                              ==========     ==========    ==========
Net assets consist of:
     Paid in capital                                          $  835,431     $   55,949    $  701,610
     Undistributed net investment income (loss)                   (2,199)            79            --
     Unrealized appreciation on investments,
      options, swaps and futures                                  19,432          1,941            --
     Unrealized depreciation on foreign currency
      contracts and other assets and liabilities                     (43)            --            --
     Accumulated net realized gain (loss)                           (545)         1,043           (23)
                                                              ----------     ----------    ----------

NET ASSETS                                                    $  852,076     $   59,012    $  701,587
                                                              ==========     ==========    ==========

SHARES OF CAPITAL STOCK OUTSTANDING                               81,671          5,327       701,610
                                                              ==========     ==========    ==========

NET ASSET VALUE PER SHARE
     (Net Assets / Shares of Capital Stock Outstanding)       $    10.43     $    11.08    $     1.00
                                                              ==========     ==========    ==========

The accompanying notes are an integral part of these financial statements.

60  FREMONT MUTUAL FUNDS

                           FREMONT MUTUAL FUNDS, INC.
                          Year Ended October 31, 2003


                       This page left blank intentionally


                                                        FREMONT MUTUAL FUNDS  61

                           FREMONT MUTUAL FUNDS, INC.
                           Year Ended October 31, 2003

STATEMENTS OF OPERATIONS
(ALL NUMBERS IN THOUSANDS)

                                                                     INTERNATIONAL  LARGE CAP
                                                            GLOBAL       GROWTH       VALUE
                                                             FUND         FUND         FUND
                                                          ------------------------------------
INVESTMENT INCOME:
   Dividends                                              $    5,741   $      558   $      250
   Interest                                                    7,469            7            4
                                                          ----------   ----------   ----------
      TOTAL INCOME*                                           13,210          565          254
                                                          ----------   ----------   ----------

EXPENSES:

   Investment advisory and administrative fees                 3,681          283          124
   Shareholder servicing fees                                    145           46           60
   Custody fees                                                  223           11            5
   Accounting fees                                               364            7            4
   Audit and legal fees                                          139           27           39
   Directors' fees                                                27            9            9
   Registration fees                                              25           26           14
   Reports to shareholders                                        21            7            3
   Other                                                          60            6            4
                                                          ----------   ----------   ----------
      TOTAL EXPENSES BEFORE REDUCTIONS                         4,685          422          262
   Earned custody credits                                         (2)          --           --
   Expenses waived and/or reimbursed by Advisor                   --          (51)         (97)
                                                          ----------   ----------   ----------
      TOTAL NET EXPENSES                                       4,683          371          165
                                                          ----------   ----------   ----------
         NET INVESTMENT INCOME (LOSS)                          8,527          194           89
                                                          ----------   ----------   ----------

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENTS
  AND FOREIGN CURRENCY:
   Net realized gain (loss) from:
      Investments                                            (44,529)        (203)      (5,313)
      Futures                                                    940           --         (119)
      Foreign currency transactions                           13,559          217           --
   Net unrealized appreciation (depreciation) on:
      Investments, options, swaps and futures                110,397        3,735        7,660
      Translation of assets and liabilities
        in foreign currencies                                 (2,141)          (3)          --
                                                          ----------   ----------   ----------

      Net realized and unrealized gain from investments
        and foreign currency                                  78,226        3,746        2,228
                                                          ----------   ----------   ----------
         NET INCREASE IN NET ASSETS RESULTING
           FROM OPERATIONS                                $   86,753   $    3,940   $    2,317
                                                          ==========   ==========   ==========

* Net of foreign taxes withheld of $259 for the Global Fund and $62 for the International Growth Fund.

The accompanying notes are an integral part of these financial statements.

62  FREMONT MUTUAL FUNDS

                           FREMONT MUTUAL FUNDS, INC.
                           Year Ended October 31, 2003

STATEMENTS OF OPERATIONS
(ALL NUMBERS IN THOUSANDS)

                                                          LARGE CAP    STRUCTURED      U.S.         U.S.     REAL ESTATE
                                                            GROWTH        CORE      SMALL CAP    MICRO-CAP    SECURITIES
                                                             FUND         FUND         FUND         FUND         FUND
                                                          --------------------------------------------------------------
INVESTMENT INCOME:
   Dividends                                              $       87   $    1,081   $       52   $      718   $    1,512
   Interest                                                        2           25           10           79            6
                                                          ----------   ----------   ----------   ----------   ----------
      TOTAL INCOME*                                               89        1,106           62          797        1,518
                                                          ----------   ----------   ----------   ----------   ----------

EXPENSES:

   Investment advisory and administrative fees                   137          381          406        7,516          237
   Shareholder servicing fees                                     57           99           99           --           84
   Custody fees                                                    4           15           25           --            9
   Accounting fees                                                 4           14            7           --            5
   Audit and legal fees                                           39           29           32           --           39
   Directors' fees                                                10           10            9           --            8
   Registration fees                                              18           15           16           --           18
   Reports to shareholders                                         6           12            8           --            8
   Other                                                           5            8            6           --            5
                                                          ----------   ----------   ----------   ----------   ----------
      TOTAL EXPENSES BEFORE REDUCTIONS                           280          583          608        7,516          413
   Earned custody credits                                         --           --           --           --           --
   Expenses waived and/or reimbursed by Advisor                 (105)          --          (44)          --          (57)
                                                          ----------   ----------   ----------   ----------   ----------
      TOTAL NET EXPENSES                                         175          583          564        7,516          356
                                                          ----------   ----------   ----------   ----------   ----------

         NET INVESTMENT INCOME (LOSS)                            (86)         523         (502)      (6,719)       1,162

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENTS
  AND FOREIGN CURRENCY:
   Net realized gain (loss) from:
      Investments                                               (575)         626      (11,457)    (101,849)         495
      Futures                                                     --          381           --           --           --
      Foreign currency transactions                               --           --           --           --           --
   Net unrealized appreciation (depreciation) on:
      Investments, options, swaps and futures                  3,338        9,463       22,820      307,624        5,081
      Translation of assets and liabilities
        in foreign currencies                                     --           --           --           --           --
                                                          ----------   ----------   ----------   ----------   ----------
      Net realized and unrealized gain from investments
        and foreign currency                                   2,763       10,470       11,363      205,775        5,576
                                                          ----------   ----------   ----------   ----------   ----------
         NET INCREASE IN NET ASSETS RESULTING
           FROM OPERATIONS                                $    2,677   $   10,993   $   10,861   $  199,056   $    6,738
                                                          ==========   ==========   ==========   ==========   ==========

                                                        FREMONT MUTUAL FUNDS  63

                           FREMONT MUTUAL FUNDS, INC.
                          Year Ended October 31, 2003

STATEMENTS OF OPERATIONS
(ALL NUMBERS IN THOUSANDS)
                                                                                   CALIFORNIA
                                                                        BOND      INTERMEDIATE    MONEY MARKET
                                                                        FUND      TAX-FREE FUND       FUND
                                                                     ----------     ----------     ----------
INVESTMENT INCOME:
   Dividends                                                         $      543     $       --     $       --
   Interest                                                              41,638          2,593         10,864
                                                                     ----------     ----------     ----------
      TOTAL INCOME                                                       42,181          2,593         10,864
                                                                     ----------     ----------     ----------

EXPENSES:

   Investment advisory and administrative fees                            6,779            311          2,841
   Shareholder servicing fees                                               588             31            140
   Custody fees                                                             158              4             52
   Accounting fees                                                          223             19            112
   Audit and legal fees                                                     118             31             40
   Directors' fees                                                           51             11             38
   Registration fees                                                         55              2             33
   Reports to shareholders                                                  108              5             13
   Other                                                                     63              7             45
                                                                     ----------     ----------     ----------
      TOTAL EXPENSES BEFORE REDUCTIONS                                    8,143            421          3,314
   Earned custody credits                                                   (11)            (1)            --
   Expenses waived and/or reimbursed by Advisor                            (616)           (86)            --
                                                                     ----------     ----------     ----------
      TOTAL NET EXPENSES                                                  7,516            334          3,314
                                                                     ----------     ----------     ----------
         NET INVESTMENT INCOME                                           34,665          2,259          7,550
                                                                     ----------     ----------     ----------

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENTS
  AND FOREIGN CURRENCY:
   Net realized gain (loss) from:
      Investments                                                        17,901          1,090             (2)
      Futures                                                             8,179             --             --
      Swaps                                                              (5,996)            --             --
      Options                                                             3,319             --             --
      Foreign currency transactions                                       1,197             --             --
   Net unrealized appreciation (depreciation) on:
      Investments, options, swaps and futures                            16,274           (720)            --
      Translation of assets and liabilities in foreign currencies          (147)            --             --
                                                                     ----------     ----------     ----------
      Net realized and unrealized gain (loss) from Investments
        and foreign currency                                             40,727            370             (2)
                                                                     ----------     ----------     ----------
         NET INCREASE IN NET ASSETS RESULTING
           FROM OPERATIONS                                           $   75,392     $    2,629     $    7,548
                                                                     ==========     ==========     ==========

The accompanying notes are an integral part of these financial statements.

64  FREMONT MUTUAL FUNDS

                           FREMONT MUTUAL FUNDS, INC.
                                October 31, 2003


                       This page left blank intentionally

                                                        FREMONT MUTUAL FUNDS  65

                           FREMONT MUTUAL FUNDS, INC.
                     Years Ended October 31, 2003 and 2002

STATEMENTS OF CHANGES IN NET ASSETS
(ALL NUMBERS IN THOUSANDS)

                                                                                                         INTERNATIONAL
                                                                                 GLOBAL                      GROWTH
                                                                                  FUND                        FUND
                                                                        ------------------------    ------------------------
                                                                           2003          2002          2003          2002
                                                                        ----------    ----------    ----------    ----------
INCREASE (DECREASE) IN NET ASSETS:
   From operations:
      Net investment income (loss)                                      $    8,527    $    8,290    $      194    $       25
      Net realized gain (loss) from:
         Investments, options, swaps and futures                           (43,589)      (59,950)         (203)      (10,819)
         Foreign currency transactions                                      13,559        (4,144)          217          (545)
      Net unrealized appreciation (depreciation) on:
         Investments, options, swaps and futures                           110,397        (2,274)        3,735         9,024
         Translation of assets and liabilities in foreign currencies        (2,141)        1,319            (3)         (138)
                                                                        ----------    ----------    ----------    ----------
            Net increase (decrease) in net assets from operations           86,753       (56,759)        3,940        (2,453)
                                                                        ----------    ----------    ----------    ----------
   Distributions to shareholders from:
      Net investment income                                                 (5,590)       (6,571)         (404)          (21)
      Paid in capital                                                         (524)           --            --            --
                                                                        ----------    ----------    ----------    ----------
            Total distributions to shareholders                             (6,114)       (6,571)         (404)          (21)
                                                                        ----------    ----------    ----------    ----------
   From capital share transactions:
      Proceeds from shares sold                                            280,000       272,397        11,249       235,701
      Reinvested dividends                                                   6,064         6,519           227            14
      Payments for shares redeemed                                        (638,292)     (309,503)       (8,515)**   (255,572)**
                                                                        ----------    ----------    ----------    ----------
            Net increase (decrease) in net assets
             from capital share transactions                              (352,228)      (30,587)        2,961       (19,857)
                                                                        ----------    ----------    ----------    ----------
      Net increase (decrease) in net assets                               (271,589)      (93,917)        6,497       (22,331)

Net assets at beginning of period                                          508,214       602,131        23,086        45,417
                                                                        ----------    ----------    ----------    ----------
NET ASSETS AT END OF PERIOD                                             $  236,625    $  508,214    $   29,583    $   23,086
                                                                        ==========    ==========    ==========    ==========
Undistributed net investment income                                     $    1,887    $    1,385    $      402    $      394
                                                                        ==========    ==========    ==========    ==========
CAPITAL TRANSACTIONS IN SHARES:
   Sold                                                                     27,687        26,622         1,773        30,852
   Reinvested dividends                                                        594           597            37             2
   Redeemed                                                                (60,600)      (30,279)       (1,360)      (33,253)
                                                                        ----------    ----------    ----------    ----------
      Net increase (decrease) from capital share transactions              (32,319)       (3,060)          450        (2,399)
                                                                        ==========    ==========    ==========    ==========

**Net of redemption fee proceeds of $42 and $409 in 2003 and 2002, respectively.

The accompanying notes are an integral part of these financial statements.

66  FREMONT MUTUAL FUNDS

                           FREMONT MUTUAL FUNDS, INC.
                     Years Ended October 31, 2003 and 2002

STATEMENTS OF CHANGES IN NET ASSETS
(ALL NUMBERS IN THOUSANDS)

                                                                               LARGE CAP                    LARGE CAP
                                                                                 VALUE                       GROWTH
                                                                                  FUND                        FUND
                                                                        ------------------------    ------------------------
                                                                           2003          2002          2003          2002
                                                                        ----------    ----------    ----------    ----------
INCREASE (DECREASE) IN NET ASSETS:
   From operations:
      Net investment income (loss)                                      $       89    $       23    $      (86)   $      (15)
      Net realized gain (loss) from:
         Investments, options, swaps and futures                            (5,432)       (7,448)         (575)         (385)
         Foreign currency transactions                                          --            --            --            --
      Net unrealized appreciation (depreciation) on:
         Investments, options, swaps and futures                             7,660        (1,778)        3,338           (83)
         Translation of assets and liabilities in foreign currencies            --            --            --            --
                                                                        ----------    ----------    ----------    ----------
            Net increase (decrease) in net assets from operations            2,317        (9,203)        2,677          (483)
                                                                        ----------    ----------    ----------    ----------
   Distributions to shareholders from:
      Net investment income                                                    (58)           (8)           --            --
      Paid in capital                                                           --            --            --            --
                                                                        ----------    ----------    ----------    ----------
            Total distributions to shareholders                                (58)           (8)           --            --
                                                                        ----------    ----------    ----------    ----------
   From capital share transactions:
      Proceeds from shares sold                                              5,946        22,821        19,410         3,623
      Reinvested dividends                                                      58             7            --            --
      Payments for shares redeemed                                         (20,780)      (18,584)       (2,156)         (376)
                                                                        ----------    ----------    ----------    ----------
            Net increase (decrease) in net assets
             from capital share transactions                               (14,776)        4,244        17,254         3,247
                                                                        ----------    ----------    ----------    ----------
      Net increase (decrease) in net assets                                (12,517)       (4,967)       19,931         2,764

Net assets at beginning of period                                           22,224        27,191         3,260           496
                                                                        ----------    ----------    ----------    ----------
NET ASSETS AT END OF PERIOD                                             $    9,707    $   22,224    $   23,191    $    3,260
                                                                        ==========    ==========    ==========    ==========
Undistributed net investment income                                     $       54    $       23    $       --    $       --
                                                                        ==========    ==========    ==========    ==========
CAPITAL TRANSACTIONS IN SHARES:
   Sold                                                                        893         2,873         2,543           406
   Reinvested dividends                                                          9             1            --            --
   Redeemed                                                                 (3,327)       (2,584)         (278)          (46)
                                                                        ----------    ----------    ----------    ----------
      Net increase (decrease) from capital share transactions               (2,425)          290         2,265           360
                                                                        ==========    ==========    ==========    ==========

                                                        FREMONT MUTUAL FUNDS  67

                           FREMONT MUTUAL FUNDS, INC.
                     Years Ended October 31, 2003 and 2002

STATEMENTS OF CHANGES IN NET ASSETS
(ALL NUMBERS IN THOUSANDS)

                                                                              STRUCTURED                      U.S.
                                                                                  CORE                     SMALL CAP
                                                                                  FUND                        FUND
                                                                        ------------------------    ------------------------
                                                                           2003          2002          2003          2002
                                                                        ----------    ----------    ----------    ----------
INCREASE (DECREASE) IN NET ASSETS:
   From operations:
      Net investment income (loss)                                      $      523    $      485    $     (502)   $     (536)
      Net realized gain (loss) from:
         Investments and transactions in futures                             1,007        (7,809)      (11,457)      (12,750)
      Net unrealized appreciation (depreciation) on:
         Investments and futures                                             9,463        (5,922)       22,820        (1,721)
                                                                        ----------    ----------    ----------    ----------
            Net increase (decrease) in net assets from operations           10,993       (13,246)       10,861       (15,007)
                                                                        ----------    ----------    ----------    ----------
   Distributions to shareholders from:
      Net investment income                                                   (582)         (523)           --            --
                                                                        ----------    ----------    ----------    ----------
            Total distributions to shareholders                               (582)         (523)           --            --
                                                                        ----------    ----------    ----------    ----------
   From capital share transactions:
      Proceeds from shares sold                                             13,944        15,232        68,353        42,802
      Reinvested dividends                                                     575           517            --            --
      Payments for shares redeemed                                         (17,341)      (24,850)      (72,039)      (42,292)
                                                                        ----------    ----------    ----------    ----------
            Net increase (decrease) in net assets
              from capital share transactions                               (2,822)       (9,101)       (3,686)          510
                                                                        ----------    ----------    ----------    ----------
      Net increase (decrease) in net assets                                  7,589       (22,870)        7,175       (14,497)

Net assets at beginning of period                                           63,676        86,546        31,563        46,060
                                                                        ----------    ----------    ----------    ----------
NET ASSETS AT END OF PERIOD                                             $   71,265    $   63,676    $   38,738    $   31,563
                                                                        ==========    ==========    ==========    ==========
Undistributed net investment income (loss)                              $      370    $      429    $       --    $       --
                                                                        ==========    ==========    ==========    ==========
CAPITAL TRANSACTIONS IN SHARES:
   Sold                                                                      1,505         1,418         7,909         4,223
   Reinvested dividends                                                         65            45            --            --
   Redeemed                                                                 (1,890)       (2,348)       (8,431)       (4,248)
                                                                        ----------    ----------    ----------    ----------
      Net increase (decrease) from capital share transactions                 (320)         (885)         (522)          (25)
                                                                        ==========    ==========    ==========    ==========

The accompanying notes are an integral part of these financial statements.

68  FREMONT MUTUAL FUNDS

                           FREMONT MUTUAL FUNDS, INC.
                     Years Ended October 31, 2003 and 2002

STATEMENTS OF CHANGES IN NET ASSETS
(ALL NUMBERS IN THOUSANDS)

                                                                                  U.S.                    REAL ESTATE
                                                                               MICRO-CAP                   SECURITIES
                                                                                  FUND                        FUND
                                                                        ------------------------    ------------------------
                                                                           2003          2002          2003          2002
                                                                        ----------    ----------    ----------    ----------
INCREASE (DECREASE) IN NET ASSETS:
   From operations:
      Net investment income (loss)                                      $   (6,719)   $   (7,547)   $    1,162    $    1,170
      Net realized gain (loss) from:
         Investments and transactions in futures                          (101,849)      (65,900)          495         1,885
      Net unrealized appreciation (depreciation) on:
         Investments and futures                                           307,624       (92,811)        5,081        (1,722)
                                                                        ----------    ----------    ----------    ----------
            Net increase (decrease) in net assets from operations          199,056      (166,258)        6,738         1,333
                                                                        ----------    ----------    ----------    ----------
   Distributions to shareholders from:
      Net investment income                                                     --            --        (1,533)       (1,155)
                                                                        ----------    ----------    ----------    ----------
            Total distributions to shareholders                                 --            --        (1,533)       (1,155)
                                                                        ----------    ----------    ----------    ----------
   From capital share transactions:
      Proceeds from shares sold                                            167,963       704,571        20,011        32,925
      Reinvested dividends                                                      --            --         1,489         1,134
      Payments for shares redeemed                                        (194,410)     (737,504)      (17,319)      (32,499)
                                                                        ----------    ----------    ----------    ----------
            Net increase (decrease) in net assets
              from capital share transactions                              (26,447)      (32,933)        4,181         1,560
                                                                        ----------    ----------    ----------    ----------
      Net increase (decrease) in net assets                                172,609      (199,191)        9,386         1,738

Net assets at beginning of period                                          401,068       600,259        20,181        18,443
                                                                        ----------    ----------    ----------    ----------
NET ASSETS AT END OF PERIOD                                             $  573,677    $  401,068    $   29,567    $   20,181
                                                                        ==========    ==========    ==========    ==========
Undistributed net investment income (loss)                              $       --    $       --    $       --    $       15
                                                                        ==========    ==========    ==========    ==========
CAPITAL TRANSACTIONS IN SHARES:
   Sold                                                                      7,860        30,007         2,163         3,709
   Reinvested dividends                                                         --            --           167           126
   Redeemed                                                                 (9,242)      (32,045)       (1,885)       (3,592)
                                                                        ----------    ----------    ----------    ----------
      Net increase (decrease) from capital share transactions               (1,382)       (2,038)          445           243
                                                                        ==========    ==========    ==========    ==========

                                                        FREMONT MUTUAL FUNDS  69

                           FREMONT MUTUAL FUNDS, INC.
                     Years Ended October 31, 2003 and 2002

STATEMENTS OF CHANGES IN NET ASSETS
(ALL NUMBERS IN THOUSANDS)

                                                                                                           CALIFORNIA
                                                                                  BOND                    INTERMEDIATE
                                                                                  FUND                   TAX-FREE FUND
                                                                        ------------------------    ------------------------
                                                                           2003          2002          2003          2002
                                                                        ----------    ----------    ----------    ----------
INCREASE (DECREASE) IN NET ASSETS:
   From operations:
      Net investment income                                            $    34,665   $    34,587   $     2,259   $     2,565
      Net realized gain (loss) from:
         Investments, options, swaps and futures                            23,403        35,400         1,090           742
         Foreign currency transactions                                       1,197         4,792            --            --
      Net unrealized appreciation (depreciation) on:
         Investments, options, swaps and futures                            16,274       (25,789)         (720)       (1,199)
         Translation of assets and liabilities in foreign currencies          (147)          106            --            --
                                                                       -----------   -----------   -----------   -----------
            Net increase in net assets from operations                      75,392        49,096         2,629         2,108
                                                                       -----------   -----------   -----------   -----------
   Distributions to shareholders from:
      Net investment income                                                (42,931)      (41,217)       (2,253)       (2,554)
      Net realized gains                                                   (38,431)      (10,198)         (400)           --
                                                                       -----------   -----------   -----------   -----------
            Total distributions to shareholders                            (81,362)      (51,415)       (2,653)       (2,554)
                                                                       -----------   -----------   -----------   -----------
   From capital share transactions:
      Proceeds from shares sold                                            604,729       816,505        10,188         9,454
      Reinvested dividends                                                  72,817        49,023           944           916
      Payments for shares redeemed                                        (970,034)     (633,998)      (12,666)      (14,507)
                                                                       -----------   -----------   -----------   -----------
            Net increase (decrease) in net assets
              from capital share transactions                             (292,488)      231,530        (1,534)       (4,137)
                                                                       -----------   -----------   -----------   -----------
      Net increase (decrease) in net assets                               (298,458)      229,211        (1,558)       (4,583)

Net assets at beginning of period                                        1,150,534       921,323        60,570        65,153
                                                                       -----------   -----------   -----------   -----------
NET ASSETS AT END OF PERIOD                                            $   852,076   $ 1,150,534   $    59,012   $    60,570
                                                                       ===========   ===========   ===========   ===========
Undistributed net investment income (loss)                             $    (2,199)  $     2,435   $        79   $        35
                                                                       ===========   ===========   ===========   ===========
CAPITAL TRANSACTIONS IN SHARES:
   Sold                                                                     57,383        79,407           922           855
   Reinvested dividends                                                      6,960         4,802            85            82
   Redeemed                                                                (92,194)      (61,852)       (1,147)       (1,307)
                                                                       -----------   -----------   -----------   -----------
      Net increase (decrease) from capital share transactions              (27,851)       22,357          (140)         (370)
                                                                       ===========   ===========   ===========   ===========

The accompanying notes are an integral part of these financial statements.

70  FREMONT MUTUAL FUNDS

                           FREMONT MUTUAL FUNDS, INC.
                     Years Ended October 31, 2003 and 2002

STATEMENTS OF CHANGES IN NET ASSETS
(ALL NUMBERS IN THOUSANDS)

                                                                              MONEY MARKET
                                                                                  FUND
                                                                       -------------------------
                                                                          2003          2002
                                                                       -----------   -----------
INCREASE (DECREASE) IN NET ASSETS:
   From operations:
      Net investment income                                            $     7,550   $    13,282
      Net realized gain (loss) from:
         Investments, options, swaps and futures                                (2)            1
         Foreign currency transactions                                          --            --
      Net unrealized appreciation (depreciation) on:
         Investments, options, swaps and futures                                --            --
         Translation of assets and liabilities in foreign currencies            --            --
                                                                       -----------   -----------
            Net increase in net assets from operations                       7,548        13,283
                                                                       -----------   -----------
   Distributions to shareholders from:
      Net investment income                                                 (7,550)      (13,282)
      Net realized gains                                                        --            --
                                                                       -----------   -----------
            Total distributions to shareholders                             (7,550)      (13,282)
                                                                       -----------   -----------
   From capital share transactions:
      Proceeds from shares sold                                            560,644     1,130,299
      Reinvested dividends                                                   7,105        13,091
      Payments for shares redeemed                                        (736,265)   (1,050,809)
                                                                       -----------   -----------
            Net increase (decrease) in net assets
              from capital share transactions                             (168,516)       92,581
                                                                       -----------   -----------
      Net increase (decrease) in net assets                               (168,518)       92,582

Net assets at beginning of period                                          870,105       777,523
                                                                       -----------   -----------
NET ASSETS AT END OF PERIOD                                            $   701,587   $   870,105
                                                                       ===========   ===========
Undistributed net investment income (loss)                             $        --   $        --
                                                                       ===========   ===========
CAPITAL TRANSACTIONS IN SHARES:
   Sold                                                                    560,645     1,130,299
   Reinvested dividends                                                      7,105        13,091
   Redeemed                                                               (736,265)   (1,050,810)
                                                                       -----------   -----------
      Net increase (decrease) from capital share transactions             (168,515)       92,580
                                                                       ===========   ===========

The accompanying notes are an integral part of these financial statements.

                                                        FREMONT MUTUAL FUNDS  71

                           FREMONT MUTUAL FUNDS, INC.
                    Financial Highlights - October 31, 2003

FREMONT GLOBAL FUND                                                    Year Ended October 31
-----------------------------------------------------------------------------------------------------------------
                                                      2003         2002         2001         2000         1999
                                                   ----------   ----------   ----------   ----------   ----------
SELECTED PER SHARE DATA
   For one share outstanding during the period
   NET ASSET VALUE, BEGINNING OF PERIOD            $     9.50   $    10.65   $    13.52   $    14.75   $    14.13
                                                   ----------   ----------   ----------   ----------   ----------

   INCOME FROM INVESTMENT OPERATIONS
      Net investment income                               .27          .15          .24          .39          .41
      Net realized and unrealized gain (loss)            1.52        (1.18)       (2.56)         .89         1.89
                                                   ----------   ----------   ----------   ----------   ----------
         Total income from investment operations         1.79        (1.03)       (2.32)        1.28         2.30
                                                   ----------   ----------   ----------   ----------   ----------
   LESS DISTRIBUTIONS
      From net investment income                         (.10)        (.12)        (.16)        (.54)        (.50)
      From net realized gains                              --           --         (.36)       (1.97)       (1.18)
      Return of capital distribution                     (.02)          --         (.03)          --           --
                                                   ----------   ----------   ----------   ----------   ----------
         Total distributions                             (.12)        (.12)        (.55)       (2.51)       (1.68)
                                                   ----------   ----------   ----------   ----------   ----------
   NET ASSET VALUE, END OF PERIOD                  $    11.17   $     9.50   $    10.65   $    13.52   $    14.75
                                                   ==========   ==========   ==========   ==========   ==========

TOTAL RETURN                                           18.94%       (9.85)%     (17.77)%       8.86%       17.37%

RATIOS AND SUPPLEMENTAL DATA
   Net assets, end of period (000s omitted)        $  236,625   $  508,214   $  602,131   $  799,490   $  686,808
   Ratio of expenses to average net assets               .95%         .95%         .93%         .90%         .86%
   Ratio of net investment income
     to average net assets                              1.74%        1.43%        1.97%        2.54%        2.85%
   Portfolio turnover rate                                73%         104%         173%         112%         113%

FREMONT INTERNATIONAL GROWTH FUND                                      Year Ended October 31
-----------------------------------------------------------------------------------------------------------------
                                                      2003         2002         2001         2000         1999
                                                   ----------   ----------   ----------   ----------   ----------
SELECTED PER SHARE DATA
   For one share outstanding during the period
   NET ASSET VALUE, BEGINNING OF PERIOD            $     6.32   $     7.50   $    12.13   $    13.01   $    10.34
                                                   ----------   ----------   ----------   ----------   ----------
   INCOME FROM INVESTMENT OPERATIONS
      Net investment income                               .05          .13          .16           --4          --4
      Net realized and unrealized gain (loss)             .94        (1.42)       (3.81)        (.28)        3.69
                                                   ----------   ----------   ----------   ----------   ----------
         Total income from investment operations          .99        (1.29)       (3.65)        (.28)        3.69
                                                   ----------   ----------   ----------   ----------   ----------
   LESS DISTRIBUTIONS
      From net investment income                         (.11)          --4        (.15)        (.02)        (.01)
      From net realized gains                              --           --         (.83)        (.58)       (1.01)
                                                   ----------   ----------   ----------   ----------   ----------
         Total distributions                             (.11)          --4        (.98)        (.60)       (1.02)
                                                   ----------   ----------   ----------   ----------   ----------
   REDEMPTION FEE PROCEEDS6                               .01          .11          N/A          N/A          N/A
                                                   ----------   ----------   ----------   ----------   ----------
   NET ASSET VALUE, END OF PERIOD                  $     7.21   $     6.32   $     7.50   $    12.13   $    13.01
                                                   ==========   ==========   ==========   ==========   ==========

TOTAL RETURN1                                          16.19%      (15.69)%     (32.21)%      (2.54)%      38.70%

RATIOS AND SUPPLEMENTAL DATA
   Net assets, end of period (000s omitted)        $   29,583   $   23,086   $   45,417   $   86,517   $   59,974
   Ratio of net expenses to average net assets2         1.50%        1.50%        1.50%        1.50%        1.50%
   Ratio of gross expenses to average net assets2       1.71%        1.99%        1.88%        1.70%        1.74%
   Ratio of net investment income (loss)
     to average net assets                               .79%         .07%         .07%        (.04)%        .04%
   Portfolio turnover rate                                 8%         114%          50%          43%          76%

For footnote references, see "Notes to Financial Highlights" on page 78.

The accompanying notes are an integral part of these financial statements.

72  FREMONT MUTUAL FUNDS

                           FREMONT MUTUAL FUNDS, INC.
                    Financial Highlights - October 31, 2003

FREMONT LARGE CAP VALUE FUND                        Year Ended October 31   Period from
--------------------------------------------------------------------------  12/29/00 to
                                                      2003         2002       10/31/01
                                                   ----------   ----------   ----------
SELECTED PER SHARE DATA
   For one share outstanding during the period
   NET ASSET VALUE, BEGINNING OF PERIOD            $     5.96   $     7.91   $    10.00
                                                   ----------   ----------   ----------
   INCOME FROM INVESTMENT OPERATIONS
      Net investment income                               .06           --4          --
      Net realized and unrealized gain (loss)            1.46        (1.95)       (2.09)
                                                   ----------   ----------   ----------
         Total income from investment operations         1.52        (1.95)       (2.09)
                                                   ----------   ----------   ----------
   LESS DISTRIBUTIONS
      From net investment income                         (.02)          --4          --
                                                   ----------   ----------   ----------
         Total distributions                             (.02)          --4          --
                                                   ----------   ----------   ----------
   NET ASSET VALUE, END OF PERIOD                  $     7.46   $     5.96   $     7.91
                                                   ==========   ==========   ==========

TOTAL RETURN1                                           25.51%      (24.63)%     (20.90)%

RATIOS AND SUPPLEMENTAL DATA
   Net assets, end of period (000s omitted)        $    9,707   $   22,224   $   27,191
   Ratio of net expenses to average net assets2         1.20%        1.20%        1.20%*
   Ratio of gross expenses to average net assets2        1.91%        1.45%        2.09%*
   Ratio of net investment income to
     average net assets                                  .65%         .08%         .06%*
   Portfolio turnover rate                                79%          59%           5%

FREMONT LARGE CAP GROWTH FUND                       Year Ended October 31    Period from
--------------------------------------------------------------------------   09/28/01 to
                                                      2003         2002+      10/31/01+
                                                   ----------   ----------   ----------
SELECTED PER SHARE DATA
   For one share outstanding during the period
   NET ASSET VALUE, BEGINNING OF PERIOD            $     7.96   $     9.16   $     9.24
                                                   ----------   ----------   ----------
   INCOME FROM INVESTMENT OPERATIONS
      Net investment loss                                (.03)        (.04)          --4
      Net realized and unrealized gain (loss)             .74        (1.16)        (.08)
                                                   ----------   ----------   ----------
         Total income from investment operations          .71        (1.20)        (.08)
                                                   ----------   ----------   ----------
   NET ASSET VALUE, END OF PERIOD                  $     8.67   $     7.96   $     9.16
                                                   ==========   ==========   ==========

TOTAL RETURN1                                           8.92%      (13.10)%       (.87)%

RATIOS AND SUPPLEMENTAL DATA
   Net assets, end of period (000s omitted)        $   23,191   $    3,260   $      496
   Ratio of net expenses to average net assets2         1.40%        1.40%         .15%++
   Ratio of gross expenses to average net assets2       2.25%        5.10%        4.02%++
   Ratio of net investment loss to
     average net assets                                 (.69)%       (.76)%       (.04)%++
   Portfolio turnover rate                                55%          61%           2%

+ The Fund commenced operations on September 28, 2001 with an initial investment of $500,000 by the Advisor in order to test certain investment strategies intended to achieve the Fund's objective. The Fund was closed to the public and the Advisor was the Fund's only shareholder for the period September 28, 2001 to December 31, 2001. On December 31, 2001, the Fund underwent a 1.082:1 stock split to adjust the net asset value per share of the Fund from $10.82 to $10.00, and commenced public operations in accordance with its investment objectives. The per-share figures of the Financial Highlights have been restated to reflect the December 31, 2001 stock split.
++   Unannualized.

For footnote references, see "Notes to Financial Highlights" on page 78.

The accompanying notes are an integral part of these financial statements.

                                                        FREMONT MUTUAL FUNDS  73

                           FREMONT MUTUAL FUNDS, INC.
                    Financial Highlights - October 31, 2003

FREMONT STRUCTURED CORE FUND                                           Year Ended October 31
-----------------------------------------------------------------------------------------------------------------
                                                      2003         2002         2001         2000         1999
                                                   ----------   ----------   ----------   ----------   ----------
SELECTED PER SHARE DATA
   For one share outstanding during the period
   NET ASSET VALUE, BEGINNING OF PERIOD            $     9.03   $    10.90   $    15.59   $    15.70   $    15.56
                                                   ----------   ----------   ----------   ----------   ----------
   INCOME FROM INVESTMENT OPERATIONS
      Net investment income                               .08          .07          .08          .10          .14
      Net realized and unrealized gain (loss)            1.56        (1.87)       (4.00)         .98         3.20
                                                   ----------   ----------   ----------   ----------   ----------
         Total income from investment operations         1.64        (1.80)       (3.92)        1.08         3.34
                                                   ----------   ----------   ----------   ----------   ----------
   LESS DISTRIBUTIONS
      From net investment income                         (.08)        (.07)        (.02)        (.11)        (.16)
      From net realized gains                              --           --         (.75)       (1.08)       (3.04)
                                                   ----------   ----------   ----------   ----------   ----------
         Total distributions                             (.08)        (.07)        (.77)       (1.19)       (3.20)
                                                   ----------   ----------   ----------   ----------   ----------
   NET ASSET VALUE, END OF PERIOD                  $    10.59   $     9.03   $    10.90   $    15.59   $    15.70
                                                   ==========   ==========   ==========   ==========   ==========

TOTAL RETURN                                           18.37%      (16.65)%     (26.07)%       7.18%       24.24%

RATIOS AND SUPPLEMENTAL DATA
   Net assets, end of period (000s omitted)        $   71,265   $   63,676   $   86,546   $  124,030   $  142,759
   Ratio of net expenses to average net assets           .91%        1.01%         .93%         .87%         .82%
   Ratio of net investment income
     to average net assets                               .82%         .61%         .61%         .58%         .82%
   Portfolio turnover rate                               169%          74%          69%          68%          80%

FREMONT U.S. SMALL CAP FUND                                            Year Ended October 31
-----------------------------------------------------------------------------------------------------------------
                                                      2003         2002         2001         2000         1999
                                                   ----------   ----------   ----------   ----------   ----------
SELECTED PER SHARE DATA
   For one share outstanding during the period
   NET ASSET VALUE, BEGINNING OF PERIOD            $     7.66   $    11.11   $    18.70   $    15.74   $     8.87
                                                   ----------   ----------   ----------   ----------   ----------
   INCOME FROM INVESTMENT OPERATIONS
      Net investment loss                                (.14)        (.13)        (.07)        (.08)        (.02)
      Net realized and unrealized gain (loss)            3.24        (3.32)       (5.84)        4.42         7.49
                                                   ----------   ----------   ----------   ----------   ----------
         Total income from investment operations         3.10        (3.45)       (5.91)        4.34         7.47
                                                   ----------   ----------   ----------   ----------   ----------
   LESS DISTRIBUTIONS
      From net realized gains                              --           --        (1.68)       (1.38)        (.60)
                                                   ----------   ----------   ----------   ----------   ----------
                  Total distributions                      --           --        (1.68)       (1.38)        (.60)
                                                   ----------   ----------   ----------   ----------   ----------
   NET ASSET VALUE, END OF PERIOD                  $    10.76   $     7.66   $    11.11   $    18.70   $    15.74
                                                   ==========   ==========   ==========   ==========   ==========

TOTAL RETURN1                                          40.47%      (31.05)%     (33.73)%      27.75%       84.60%
RATIOS AND SUPPLEMENTAL DATA
   Net assets, end of period (000s omitted)        $   38,738   $   31,563   $   46,060   $   72,067   $   29,579
   Ratio of net expenses to average net assets2         1.60%        1.56%        1.50%        1.50%        1.50%
   Ratio of gross expenses to average net assets2       1.72%        1.88%        1.89%        1.83%        2.15%
   Ratio of net investment loss
     to average net assets                             (1.42)%      (1.27)%       (.52)%       (.45)%       (.75)%
   Portfolio turnover rate                               207%         108%         134%         148%         161%

For footnote references, see "Notes to Financial Highlights" on page 78.

The accompanying notes are an integral part of these financial statements.

74  FREMONT MUTUAL FUNDS

                           FREMONT MUTUAL FUNDS, INC.
                    Financial Highlights - October 31, 2003

FREMONT U.S. MICRO-CAP FUND                                            Year Ended October 31
-----------------------------------------------------------------------------------------------------------------
                                                      2003         2002         2001         2000         1999
                                                   ----------   ----------   ----------   ----------   ----------
SELECTED PER SHARE DATA
   For one share outstanding during the period
   NET ASSET VALUE, BEGINNING OF PERIOD            $    18.43   $    25.22   $    34.99   $    28.36   $    16.34
                                                   ----------   ----------   ----------   ----------   ----------
   INCOME FROM INVESTMENT OPERATIONS
      Net investment income (loss)                       (.33)        (.35)        (.13)         .02         (.18)
      Net realized and unrealized gain (loss)           10.04        (6.44)       (6.69)       13.03        17.94
                                                   ----------   ----------   ----------   ----------   ----------
         Total income from investment operations         9.71        (6.79)       (6.82)       13.05        17.76
                                                   ----------   ----------   ----------   ----------   ----------
   LESS DISTRIBUTIONS
      From net investment income                           --           --           --         (.02)          --
      From net realized gains                              --           --        (2.95)       (6.40)       (5.74)
                                                   ----------   ----------   ----------   ----------   ----------
         Total distributions                               --           --        (2.95)       (6.42)       (5.74)
                                                   ----------   ----------   ----------   ----------   ----------
   NET ASSET VALUE, END OF PERIOD                  $    28.14   $    18.43   $    25.22   $    34.99   $    28.36
                                                   ==========   ==========   ==========   ==========   ==========

TOTAL RETURN                                           52.69%      (26.92)%     (20.05)%      46.07%      110.46%

RATIOS AND SUPPLEMENTAL DATA
   Net assets, end of period (000s omitted)        $  573,677   $  401,068   $  600,259   $  825,973   $  300,503
   Ratio of net expenses to average net assets2         1.64%        1.61%        1.60%        1.57%        1.82%
   Ratio of net investment income (loss)
     to average net assets                             (1.47)%      (1.33)%       (.47)%        .06%        (.97)%
   Portfolio turnover rate                               105%          68%          90%         117%         164%

FREMONT REAL ESTATE SECURITIES FUND                                    Year Ended October 31
-----------------------------------------------------------------------------------------------------------------
                                                      2003         2002         2001         2000         1999
                                                   ----------   ----------   ----------   ----------   ----------
SELECTED PER SHARE DATA
   For one share outstanding during the period
   NET ASSET VALUE, BEGINNING OF PERIOD            $     8.12   $     8.22   $     7.79   $     7.51   $     7.98
                                                   ----------   ----------   ----------   ----------   ----------
   INCOME FROM INVESTMENT OPERATIONS
      Net investment income                               .46          .39          .21          .43          .35
      Net realized and unrealized gain (loss)            2.10         (.11)         .61          .35         (.34)
                                                   ----------   ----------   ----------   ----------   ----------
         Total income from investment operations         2.56          .28          .82          .78          .01
                                                   ----------   ----------   ----------   ----------   ----------
   LESS DISTRIBUTIONS
      From net investment income                         (.59)        (.38)        (.36)        (.43)        (.39)
      From net realized gains                              --           --         (.03)        (.07)        (.09)
                                                   ----------   ----------   ----------   ----------   ----------
         Total distributions                             (.59)        (.38)        (.39)        (.50)        (.48)
                                                   ----------   ----------   ----------   ----------   ----------
   NET ASSET VALUE, END OF PERIOD                  $    10.09   $     8.12   $     8.22   $     7.79   $     7.51
                                                   ==========   ==========   ==========   ==========   ==========

TOTAL RETURN1                                          32.75%        3.12%       10.43%       10.59%        (.07)%

RATIOS AND SUPPLEMENTAL DATA
   Net assets, end of period (000s omitted)        $   29,567   $   20,181   $   18,443   $   25,829   $   31,499
   Ratio of net expenses to average net assets2         1.50%        1.50%        1.50%        1.50%        1.50%
   Ratio of gross expenses to average net assets2       1.74%        1.62%        2.06%        2.10%        1.88%
   Ratio of net investment income
     to average net assets                              4.89%        4.19%        4.14%        5.51%        4.32%
   Portfolio turnover rate                                60%          79%         122%          91%         198%

For footnote references, see "Notes to Financial Highlights" on page 78.

The accompanying notes are an integral part of these financial statements.

                                                        FREMONT MUTUAL FUNDS  75

                           FREMONT MUTUAL FUNDS, INC.
                    Financial Highlights - October 31, 2003

FREMONT BOND FUND                                                      Year Ended October 31
-----------------------------------------------------------------------------------------------------------------
                                                      2003         2002         2001         2000         1999
                                                   ----------   ----------   ----------   ----------   ----------
SELECTED PER SHARE DATA
   For one share outstanding during the period
   NET ASSET VALUE, BEGINNING OF PERIOD            $    10.51   $    10.57   $     9.73   $     9.66   $    10.44
                                                   ----------   ----------   ----------   ----------   ----------
   INCOME FROM INVESTMENT OPERATIONS
      Net investment income                               .27          .41          .54          .61          .60
      Net realized and unrealized gain (loss)             .36          .13          .95          .15         (.60)
                                                   ----------   ----------   ----------   ----------   ----------
         Total income from investment operations          .63          .54         1.49          .76           --
                                                   ----------   ----------   ----------   ----------   ----------
   LESS DISTRIBUTIONS
      From net investment income                         (.37)        (.47)        (.53)        (.69)        (.60)
      From net realized gains                            (.34)        (.13)        (.12)          --         (.18)
                                                   ----------   ----------   ----------   ----------   ----------
         Total distributions                             (.71)        (.60)        (.65)        (.69)        (.78)
                                                   ----------   ----------   ----------   ----------   ----------
   NET ASSET VALUE, END OF PERIOD                  $    10.43   $    10.51   $    10.57   $     9.73   $     9.66
                                                   ==========   ==========   ==========   ==========   ==========

TOTAL RETURN1                                           6.20%        5.43%       15.79%        8.33%         .01%

RATIOS AND SUPPLEMENTAL DATA
   Net assets, end of period (000s omitted)        $  852,076   $1,150,534   $  921,323   $  227,450   $  184,435
   Ratio of net expenses to average net assets2          .61%         .59%         .57%      1.83%3          .60%
   Ratio of gross expenses to average net assets2        .66%         .64%         .63%        1.90%         .67%
   Ratio of net investment income
     to average net assets                              2.81%        3.75%        4.90%        6.44%        6.01%
   Portfolio turnover rate                                85%          81%         160%         176%         298%

FREMONT CALIFORNIA INTERMEDIATE TAX-FREE FUND                           Year Ended October 31
-----------------------------------------------------------------------------------------------------------------
                                                      2003         2002         2001         2000         1999
                                                   ----------   ----------   ----------   ----------   ----------
SELECTED PER SHARE DATA
   For one share outstanding during the period
   NET ASSET VALUE, BEGINNING OF PERIOD            $    11.08   $    11.16   $    10.87   $    10.67   $    11.25
                                                   ----------   ----------   ----------   ----------   ----------
   INCOME FROM INVESTMENT OPERATIONS
      Net investment income                               .41          .48          .51          .50          .51
      Net realized and unrealized gain (loss)             .07         (.08)         .29          .21         (.58)
                                                   ----------   ----------   ----------   ----------   ----------
         Total income from investment operations          .48          .40          .80          .71         (.07)
                                                   ----------   ----------   ----------   ----------   ----------
   LESS DISTRIBUTIONS
      From net investment income                         (.41)        (.48)        (.51)        (.51)        (.51)
      From net realized gains                            (.07)          --           --            --4         --
                                                   ----------   ----------   ----------   ----------   ----------
         Total distributions                             (.48)        (.48)        (.51)        (.51)        (.51)
                                                   ----------   ----------   ----------   ----------   ----------
   NET ASSET VALUE, END OF PERIOD                  $    11.08   $    11.08   $    11.16   $    10.87   $    10.67
                                                   ==========   ==========   ==========   ==========   ==========

TOTAL RETURN1                                           4.46%        3.65%        7.49%        6.78%        (.68)%

RATIOS AND SUPPLEMENTAL DATA
   Net assets, end of period (000s omitted)        $   59,012   $   60,570   $   65,153   $   62,800   $   63,919
   Ratio of net expenses to average net assets2          .55%         .53%         .49%         .49%         .45%
   Ratio of gross expenses to average net assets2        .69%         .67%         .69%         .70%         .64%
   Ratio of net investment income
     to average net assets                              3.72%        4.32%        4.57%        4.70%        4.59%
   Portfolio turnover rate                               116%          22%           6%          13%           6%

For footnote references, see "Notes to Financial Highlights" on page 78.

The accompanying notes are an integral part of these financial statements.

76  FREMONT MUTUAL FUNDS

                           FREMONT MUTUAL FUNDS, INC.
                    Financial Highlights - October 31, 2003

FREMONT MONEY MARKET FUND                                              Year Ended October 31
-----------------------------------------------------------------------------------------------------------------
                                                      2003         2002         2001         2000         1999
                                                   ----------   ----------   ----------   ----------   ----------
SELECTED PER SHARE DATA
   For one share outstanding during the period
   NET ASSET VALUE, BEGINNING OF PERIOD            $     1.00   $     1.00   $     1.00   $     1.00   $     1.00
                                                   ----------   ----------   ----------   ----------   ----------
   INCOME FROM INVESTMENT OPERATIONS
      Net investment income                               .01          .02          .05          .06          .05
                                                   ----------   ----------   ----------   ----------   ----------
         Total income from investment operations          .01          .02          .05          .06          .05
                                                   ----------   ----------   ----------   ----------   ----------
   LESS DISTRIBUTIONS
      From net investment income                         (.01)        (.02)        (.05)        (.06)        (.05)
                                                   ----------   ----------   ----------   ----------   ----------
         Total distributions                             (.01)        (.02)        (.05)        (.06)        (.05)
                                                   ----------   ----------   ----------   ----------   ----------
   NET ASSET VALUE, END OF PERIOD                  $     1.00   $     1.00   $     1.00   $     1.00   $     1.00
                                                   ==========   ==========   ==========   ==========   ==========

TOTAL RETURN                                             .93%        1.77%        4.67%        5.99%        4.89%1

RATIOS AND SUPPLEMENTAL DATA
   Net assets, end of period (000s omitted)        $  701,587   $  870,105   $  777,523   $  707,992   $  760,950
   Ratio of net expenses to average net assets2,5        .42%         .42%         .42%         .42%         .37%
   Ratio of gross expenses to average net assets2,5      .42%         .42%         .42%         .42%         .42%
   Ratio of net investment income
     to average net assets                               .95%        1.75%        4.54%        5.80%        4.83%

For footnote references, see "Notes to Financial Highlights" on page 78.

The accompanying notes are an integral part of these financial statements.

                                                        FREMONT MUTUAL FUNDS  77

                           FREMONT MUTUAL FUNDS, INC.
                Notes to Financial Highlights - October 31, 2003

The following notes relate to the Financial Highlights of the Funds presented on pages 72 through 77:

     1 Total return would have been lower had the Advisor not waived and/or reimbursed expenses. Total return is not annualized in periods less than one year.

     2    See Note 4 of "Notes to Financial Statements."

     3 Ratio of net expenses to average net assets excluding interest expense is 0.62%.

     4    Less than $0.01 per share.

     5 Administrative fees were voluntarily waived in their entirety prior to March 1, 1999.

     6    Redemption fee proceeds instituted on April 19, 2002.

     *    Annualized.

78  FREMONT MUTUAL FUNDS

                           FREMONT MUTUAL FUNDS, INC.
                Notes to Financial Statements - October 31, 2003
           (All dollars in thousands except par and exercise prices)

1.   SIGNIFICANT ACCOUNTING POLICIES

          Fremont Mutual Funds, Inc. (the "Investment Company") is an open-end investment company authorized to issue ten billion shares of $0.0001 par value capital stock. These shares are currently offered in thirteen series, eleven of which (the "Funds") are covered by this report. Each of the Funds has its own investment objective and maintains a totally separate investment portfolio.

          The following is a summary of significant accounting policies followed by the Funds. These policies are in conformity with accounting principles generally accepted in the United States for investment companies.

     A.   SECURITY VALUATION

          Investments, including futures and options, are stated at value based on the official closing price on a national securities exchange or, in the absence of a recorded sale, at the mean between the last reported bid and asked prices. Securities for which quotations are not readily available are valued at fair value as determined in good faith under procedures approved by the Board of Directors. Short-term notes and similar securities are included in investments at amortized cost, which approximates market value. The value of swap agreements are equal to the Funds' obligation (or rights) under swap contracts which will generally be equal to the net amounts to be paid or received under the contracts based on the relative values of the positions held by each party to the contracts.

          As permitted under Rule 2a-7 of the Investment Company Act of 1940, securities in the Money Market Fund are valued at amortized cost, which approximates market value. Investments in mutual funds are valued at net asset value.

     B.   SECURITY TRANSACTIONS

          Security transactions are accounted for as of trade date. Realized gains and losses on security transactions are determined on the basis of specific identification for both financial statement and federal income tax purposes.

     C.   INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

          Dividend income and distributions to shareholders are recorded on the ex-dividend date except that certain dividends from foreign securities may be recorded after ex-dividend date based on when the Fund is informed of the dividend. Interest income and estimated expenses are accrued daily. Bond discount and premium are amortized using the interest method. The Investment Company allocates its general expenses to each Fund based upon their relative net assets or the nature of the services performed and their applicability to each Fund.

          Dividends received by the Real Estate Securities Fund may include a return of capital. Such distributions reduce the cost basis of the respective securities. Distributions, if any, in excess of the cost basis of a security are recognized as capital gains.

     D.   INCOME TAXES

          No provision for federal income taxes is required since each Fund intends to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net capital gains, if any, to shareholders.

          Distributions paid to shareholders are determined in accordance with income tax regulations which may differ from generally accepted accounting principles and, therefore, may differ from the information presented in the financial statements. These differences are primarily due to the varying treatments for foreign currency transactions, losses deferred due to wash sale rules, the classification of gains/losses related to paydowns and certain futures and options transactions.

          Permanent differences will be reclassified to paid in capital. Temporary differences, which will reverse in subsequent periods, are not reclassified and will remain in undistributed net investment income or loss or accumulated realized gains or losses. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

     E.   ACCOUNTING ESTIMATES

          The preparation of financial statements in accordance with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

     F.   FOREIGN CURRENCY TRANSLATION

          The market values of foreign securities, currency holdings, and other assets and liabilities are translated to U.S. dollars based on the daily exchange rates. Purchases and sales of securities, income and expenses are translated at the exchange rate on the transaction date. Realized currency gain (loss) from the sale, maturity or disposition of foreign securities is not separately reported from the economic or market component of the gain (loss) and is included under the caption Net Realized Gain (Loss) from Investments. Realized gain (loss) related to foreign currency futures and options on foreign currency is also reported under this heading. Consistent with the method of reporting realized currency gain (loss), unrealized currency gain
          (loss) on investments is not separately reported from the underlying economic or market component, but included under the caption Net Unrealized Appreciation (Depreciation) on Investments.

                                                        FREMONT MUTUAL FUNDS  79

                           FREMONT MUTUAL FUNDS, INC.
                Notes to Financial Statements - October 31, 2003
           (All dollars in thousands except par and exercise prices)

     G.   INDEMNIFICATIONS

          Under the Funds' organizational documents, its current and former officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties that provide general indemnifications. The Funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred or that would be covered by other parties.

2.   REPURCHASE AGREEMENTS

          Each Fund may enter into repurchase agreements through which the Fund acquires a security (the "underlying security") from the seller, a well-established securities dealer or a bank that is a member of the Federal Reserve System. The bank or securities dealer agrees to repurchase the underlying security at the same price, plus a specified amount of interest, at a later date, generally for a period of less than one week. The seller must maintain collateral with the Funds' custodian equal to at least 100% of the repurchase price, including accrued interest. At October 31, 2003, all outstanding repurchase agreements held by the Funds had been entered into on that day.

3.   DERIVATIVE FINANCIAL INSTRUMENTS

          Consistent with their investment objectives, certain Funds may use the following practices to manage exposure to certain risks or enhance performance. The investment objectives, policies, programs, and risk factors of the Funds are described more fully in the Funds' prospectus and statement of additional information.

               Purchase or sell interest rate, stock index and foreign currency futures in order to obtain market exposure, increase liquidity, or to hedge against changes in the prevailing levels of stock values, interest rates, or currency exchange rates, to establish more definitely the effective return on securities or currencies held or intended to be acquired.

               Invest in index and currency exchange rate swap agreements for purposes of attempting to obtain a particular desired return at a lower cost to the Fund than if the Fund had invested directly in an instrument that yielded that desired return.

               Write covered put and call options in an attempt to generate additional premium income, and in the case of put options to acquire the underlying security at a price lower than the current market price.

               Purchase put options on an underlying security,  interest rate or
               currency  as  a  defensive   technique  to  protect   against  an
               anticipated decline in the value of the security or currency.

               Purchase call options for purposes of obtaining exposure to the underlying securities or currencies, or to increase its current return or avoid tax consequences which could reduce its current return. Call options may also be purchased for purposes of acquiring the underlying security. Engage in forward currency transactions in anticipation of, or to protect the Fund against, fluctuations in exchange rates.

               Engage in interest rate, credit, index and currency exchange rate swap agreements for purposes of attempting to obtain a particular desired return at a lower cost to the fund than if the fund had invested directly in an instrument that yielded that desired return.

               Engage in long positions in Put and Call swaptions (options on swaps), for the right to pay or receive a predetermined fixed rate in exchange for LIBOR at some time in the future. As with other options, swaptions can be utilized to gain exposure to the price activity, or volatility, of an underlying security, index or interest rate which can be used to protect the value of a portfolio's existing holdings.

               Engage in writing Put and Call swaptions (options on swaps), for the purposes of generating premium income, or in the case of a written put swaption, to gain exposure to fixed interest rates at a lower cost than investing directly in a receiver fixed rate interest rate swap.

               Certain Funds have entered into short sales transactions during the fiscal year. A short sale is a transaction in which a Fund sells securities it does not own in anticipation of a decline in the market price of the securities. The Fund is obligated to deliver securities at the market price at the time the short position is closed. Possible losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

               Inflation-indexed bonds are fixed income securities whose principle value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value, which is adjusted for inflation. Any increase in the principal amount of an inflation-indexed bond will be included as interest income in the Statements of Operations, even though investors do not receive their principal until maturity.

80  FREMONT MUTUAL FUNDS

                           FREMONT MUTUAL FUNDS, INC.
                Notes to Financial Statements - October 31, 2003
           (All dollars in thousands except par and exercise prices)

          In the case of swap agreements and foreign currency contracts, the Funds are subjected to the risk that the counter party might not meet the terms of the agreement. This risk is mitigated by dealing only with well-established security dealers or banks that are members of the Federal Reserve System.

     A.   FUTURES

          A futures contract is an agreement between two parties to buy or sell a security or financial interest at a set price on a future date and is standardized and exchange-traded. Risks exist due to the possible illiquidity of the futures market and from the possibility of adverse movements in security and currency values.

          At October 31, 2003, the open futures contracts were as follows:

                                                                       Net Unrealized
                                 Contracts    Expiration   Notional     Appreciation
                                   To Buy        Date       Amount     (Depreciation)
                                 ----------------------------------------------------
GLOBAL FUND
S&P 500 Index                           1      Dec '03   $        259     $      3
Canadian 10 Year Government Bond       11      Dec '03   CN$    1,177           10
German 10 Year Government
   Euro Bond                           38      Dec '03   (euro) 4,265           20
Japanese 10 Year Government Bond        2      Dec '03   (Y)   27,399           --
                                                                          --------
                                                                          $     33
                                                                          ========
STRUCTURED CORE
S&P 500 Index                           3      Dec '03   $        767     $     20
                                                                          --------
                                                                          $     20
                                                                          ========
BOND FUND
5 Year U.S. Treasury Note             849      Dec '03   $     93,464     $  1,465
10 Year U.S. Treasury Note            953      Dec '03   $    104,167        2,852
10 Year U.S. Treasury Note             85      Mar '04   $      9,437          (14)
Euro Dollar                           102      Mar '04   $     25,027          130
Euro Dollar                            12      Jun '04   $      2,938           13
Euro Dollar                           181      Sep '04   $     44,156          165
Euro Dollar                           430      Dec '04   $    104,744           63
Euro Dollar                           349      Mar '05   $     84,686           25
Euro Dollar                           349      Jun '05   $     84,357           40
Euro Dollar                           245      Sep '05   $     59,130          (79)
EURIBOR Options
  December Futures                    223      Dec '03   (euro)    --           (3)
                                                                          --------
                                                                          $  4,657
                                                                          ========
                                                                        Net Unrealized
                                 Contracts   Expiration     Notional     Appreciation
                                  To Sell       Date         Amount     (Depreciation)
                                 ----------------------------------------------------
GLOBAL FUND
2 Year U.S. Treasury Note               2      Dec '03   $        428     $     (1)
5 Year U.S. Treasury Note               4      Dec '03   $        450            3
10 Year U.S. Treasury Note             49      Dec '03   $      5,452          (51)
U.S. Treasury Bond                      3      Dec '03   $        327            1
Australian 10 Year Treasury Bond       10      Dec '03   AU$    7,190           14
UK 10 Year Gilt                        18      Dec '03   (pound)2,097           58
                                                                          --------
                                                                          $     24
                                                                          ========
BOND FUND
U.S. Treasury Bond                    259      Dec '03   $     27,728     $   (431)
EURIBOR Options December Futures       71      Dec '03   (euro)    --           56
EURIBOR Options March Futures          73      Mar '04   (euro)    --           50
EURIBOR Options December Futures       34      Dec '04   (euro)    --           (5)
                                                                          --------
                                                                          $   (330)
                                                                          ========

          Various U.S. Treasury securities, as denoted on the Schedule of Investments in Securities and Net Assets, were held by brokers to satisfy the initial margin requirements related to these contracts.

                                                        FREMONT MUTUAL FUNDS  81

                           FREMONT MUTUAL FUNDS, INC.
                Notes to Financial Statements - October 31, 2003
           (All dollars in thousands except par and exercise prices)

     B.   SWAP AGREEMENTS

          In a swap transaction, two parties agree to exchange the returns earned or realized on particular predetermined investments. At October 31, 2003, the Funds had the following open swap agreements:

                                                                         Maturity
                 Pay                                     Receive           Date    Notional Amount     Value
-------------------------------------------------------------------------------------------------------------
GLOBAL FUND
   Australian AM Overnight Cash Ref Rate Mid Fix    Fixed Rate 4.000%    08/20/10    AU$      780    $     --
   Australian AM Overnight Cash Ref Rate Mid Fix    Fixed Rate 4.000%    08/20/15    AU$    1,200          --
   Australian AM Overnight Cash Ref Rate Mid Fix    Fixed Rate 4.000%    08/20/20    AU$    1,540          --
                                                                                                     --------
                                                                                                     $     --
                                                                                                     ========
BOND FUND
   Fixed Rate 1.070%                                6 Month LIBOR        06/02/12    (Y)  112,500    $     38
   3 Month LIBOR                                    Fixed Rate 4.000%    12/17/08    $     40,100         386
   Fixed Rate 5.000%                                6 Month LIBOR        03/15/17    (pound)3,700          27
   Fixed Rate 5.000%                                6 Month LIBOR        03/15/32    (pound)2,400         (52)
   6 Month EURIBOR                                  Fixed Rate 6.000%    03/15/17    (euro) 6,000          87
   6 Month EURIBOR                                  Fixed Rate 6.000%    03/15/32    (euro) 4,400          62
                                                                                                     --------
                                                                                                     $    548
                                                                                                     ========

          The Bond Fund received and paid premiums of $94 and $559, respectively and at October 31, 2003, the unrealized gain was $83.

     C.   OPTIONS

          Certain Funds may enter into options contracts. An option contract is a contract in which the writer of the option grants the buyer of the option the right to purchase from (call option) or sell to (put option) the writer a designated instrument at a specified price within a specified period of time. Options purchased are recorded as investments, whereas options written (sold) are recorded as liabilities. When an option expires, the premium (original option value) is realized as a gain if the option was written or as a loss it the option was purchased. When the exercise of an option results in a cash settlement, the difference between the premium and the settlement proceeds is recognized as realized gain or loss. When securities are acquired or delivered upon exercise of an option, the acquisition cost or sale proceeds are adjusted by the amount of the premium. When an option is closed, the difference between the premium and the cost to close the position is realized as a gain or loss. The risks include unfavorable change in the price of the security or currency underlying the security.

          Transactions in written put and call options for the year ended October 31, 2003 for the Bond Fund were as follows:

                                                             BOND FUND
                                                             ---------
                                                      Amount of      Number of
                                                       Premiums      Contracts
                                                      -------------------------
Options outstanding at October 31, 2002               $   2,536      63,401,090
Options sold                                              3,846      25,206,541
Options cancelled in closing purchase transactions       (1,838)    (21,102,119)
Options expired prior to exercise                        (2,297)     (5,504,490)
                                                      -------------------------
Options outstanding at October 31, 2003               $   2,247      62,001,022
                                                      =========================

82  FREMONT MUTUAL FUNDS

                           FREMONT MUTUAL FUNDS, INC.
                Notes to Financial Statements - October 31, 2003
           (All dollars in thousands except par and exercise prices)

          The following written options were outstanding at October 31, 2003:

                                                 Number
                                                   of          Exercise    Expiration
              Name of Issuer                    Contracts        Price        Date       Value
              ---------------------------------------------------------------------------------
BOND FUND
Call Options: US Treasury Note 10 Year Futures          86         112       Nov 03      $   95
              US Treasury Note 10 Year Futures         263         114       Nov 03          74
              3 Month LIBOR                      3,100,000       3.50%       Dec 03           1
              3 Month LIBOR                     10,500,000       4.00%       Mar 04          29
              3 Month LIBOR                     12,700,000       5.50%       Jan 05         674
              3 Month LIBOR                     13,900,000       6.00%       Jun 05         945
Put Options:  US Treasury Note 10 Year Futures          84         108       Nov 03           7
              Dec 2003 Euro Dollar Futures             222          98       Dec 03           1
              3 Month LIBOR                      1,000,000       5.50%       Dec 03          --
              Mar 2004 Euro Dollar Futures              68       97.75       Mar 04           2
              Jun 2004 EURO Dollar Futures             299          98       Jun 04         122
              3 Month LIBOR                     12,700,000       7.00%       Jan 05          95
              3 Month LIBOR                      8,100,000       6.70%       Jun 05         126
                                                                                         ------
                                                                                         $2,171
                                                                                         ======

          The Bond Fund received premiums of $2,247 on these contracts and at October 31, 2003, the unrealized gain was $76.

     D.   FORWARD FOREIGN CURRENCY CONTRACTS

          A forward foreign currency contract is an obligation to purchase or sell a currency against another currency at a future date and price as agreed upon by the parties. These contracts are traded over-the-counter and not on organized commodities or securities exchanges.

          At October 31, 2003, the underlying values for open foreign currency contracts were as follows:

                                                                                                 Net Unrealized
              To Receive        Foreign                Settlement        Initial       Current    Appreciation
             (To Deliver)       Currency                  Dates           Value         Value    (Depreciation)
             --------------------------------------------------------------------------------------------------
GLOBAL FUND
                11,590     Australian Dollar       11/19/03-12/17/03    $   7,477     $   8,172     $     695
                (5,560)    Australian Dollar            12/17/03           (3,701)       (3,918)         (217)
                 7,277     British Pound           11/3/03-12/17/03        11,794        12,299           505
               (11,975)    British Pound           12/17/03-1/30/04       (18,846)      (20,235)       (1,389)
                 5,530     Canadian Dollar              12/17/03            4,074         4,183           109
                (8,340)    Canadian Dollar              12/17/03           (6,055)       (6,309)         (254)
                16,412     Euro                         12/17/03           18,556        19,029           473
               (38,745)    Euro                    11/19/03-12/17/03      (43,034)      (44,936)       (1,902)
               870,000     Japanese Yen                 12/17/03            7,446         7,913           467
              (913,000)    Japanese Yen            11/19/03-12/17/03       (8,002)       (8,302)         (300)
                 1,490     New Zealand Dollar           12/17/03              865           908            43
                (4,860)    New Zealand Dollar      11/19/03-12/17/03       (2,795)       (2,966)         (171)
                (2,600)    Singapore Dollar             11/19/03           (1,484)       (1,495)          (11)
                 1,600     Swedish Krona                12/17/03              196           204             8
                  (300)    Swedish Krona                12/17/03              (37)          (38)           (1)
                 2,310     Swiss Franc                  12/17/03            1,640         1,729            89
                (1,680)    Swiss Franc                  12/17/03           (1,225)       (1,257)          (32)
                                                                                                    ---------
                                                                                                    $  (1,888)
                                                                                                    =========
BOND FUND
                  (239)    British Pound                 12/11/03             405           404     $       1
                (4,381)    Euro                          11/05/03           5,027         5,086           (58)
               218,093     Japanese Yen                  11/10/03           1,972         1,981             9
                                                                                                    ---------
                                                                                                    $     (48)
                                                                                                    =========

                                                        FREMONT MUTUAL FUNDS  83

                           FREMONT MUTUAL FUNDS, INC.
                Notes to Financial Statements - October 31, 2003
           (All dollars in thousands except par and exercise prices)

     E.   SHORT SALES

          At October 31, 2003, the Bond Fund had the following short sales open:

                                                                          Total
              Par                   Description                 Value   Proceeds
--------------------------------------------------------------------------------
BOND FUND   $4,800    U.S. Treasury Bond 5.375%, due 2/15/31    $4,962   $4,869

4.   TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

     INVESTMENT ADVISOR

     Each of the Funds have entered into an investment management agreement and an administrative services agreement with Fremont Investment Advisors, Inc. (the "Advisor"), a majority-owned subsidiary of Fremont Investors, Inc. Under these agreements, the Advisor supervises and implements each Fund's investment activities and provides administrative services as necessary to conduct Fund business. For its advisory services, the Advisor receives a fee based on the average daily net assets of the Funds as described below.

                                   Advisory Fee
     ----------------------------------------------------------------
     Global Fund                   0.60%

     International Growth Fund*    1.00%

     Large Cap Value Fund*         0.75%

     Large Cap Growth*             0.95%

     Structured Core Fund          0.35%

     U.S. Small Cap Fund*          1.00%

     U.S. Micro-Cap Fund**         2.50% on first $30 million
                                   2.00% on next $70 million
                                   1.50% on balance over $100 million

     Real Estate Securities Fund*  0.85%

     Bond Fund*                    0.40%

     California Intermediate
       Tax-Free Fund*              0.40% on first $25 million
                                   0.35% on next $25 million
                                   0.30% on next $50 million
                                   0.25% on next $50 million
                                   0.20% on balance over $150 million

     Money Market Fund             0.30% on first $50 million
                                   0.20% on balance over $50 million

     * The Advisor has contractually waived and/or reimbursed some of its fees for these Funds. The waivers may be changed in the future.

     ** The Advisor is obligated to pay all expenses of the Fund except extraordinary expenses (as determined by a majority of the disinterested directors), interest, brokerage commissions and other transaction charges relating to the investing activities of the Fund.

     On June 30, 2003 the Advisor contractually reduced its advisory fees from 0.50% to 0.35% for the Structured Core Fund.

     For administrative services received, each Fund, except for the U.S. Micro-Cap Fund, pays the Advisor an administrative fee of 0.15% of average daily net assets. For the Bond Fund the Advisor has contractually waived 0.05% out of the 0.15% administrative fee. All administrative fees waived in the past cannot be recouped in the future.

     Each of the Funds has an arrangement with its custodian whereby fees for custody services are reduced by credits earned on cash balances on deposit with the custodian. Such cash balances could have been employed by the Fund to produce income.

     For the International Growth Fund and the Real Estate Securities Fund, the Advisor has contractually limited the total operating expenses to 1.50% of average net assets. For the Large Cap Value Fund, the Large Cap Growth Fund, the U.S. Small Cap Fund, the U.S. Micro-Cap Fund, and the California Intermediate Tax-Free Fund, the Advisor has contractually limited the total operating expenses to 1.20%, 1.40%, 1.60%, 1.98%, and 0.55%, respectively of average net assets. To the extent management fees are waived and/or other expenses are reimbursed by the Advisor, the Fund may reimburse the Advisor for any reductions in the Fund's expenses during the three years following that reduction if such reimbursement is requested by the Advisor, if such reimbursement can be achieved within the foregoing expense limit, and if the Board of Directors approves the reimbursement at the time of the request as not inconsistent with the best interests of the Fund. As of October 31, 2003, the Advisor has not recouped waivers and reimbursements for the following Funds:

     International Growth Fund                 $  469
     Large Cap Value Fund                         284
     Large Cap Growth Fund                        197
     U.S. Small Cap Fund                          407
     Real Estate Securities Fund                  208
     California Intermediate Tax-Free Fund        285

84  FREMONT MUTUAL FUNDS

                           FREMONT MUTUAL FUNDS, INC.
                Notes to Financial Statements - October 31, 2003
           (All dollars in thousands except par and exercise prices)

     Effective April 19, 2002, the International Growth Fund imposed a short-term redemption fee on shares purchased and held less than 30 days. The fee is 2% of the redemption value and is deducted from the redemption proceeds. For the year ended October 31, 2003, the International Growth Fund received redemption fees of $42.

     The Advisor is in the process of selling its business. The contractual limitations on fund operating expenses and the waiver of expenses by the Advisor may only be changed with Board approval or at the termination of the investment advisory contract. The investment advisory contract automatically terminates upon the sale of the Advisor. As such, they may be continued, terminated or modified, by the Advisor, or its successor. If a sale of the Advisor's business were to occur, fund shareholders will be provided with a proxy requesting approval of the terms of any new investment advisory fees.

     AFFILIATED COMPANY TRANSACTIONS

     The U.S. Micro-Cap Fund had investments in portfolio companies, 5% or more of whose outstanding voting securities are held by the Fund, are defined in the Investment Act of 1940 as "affiliated" companies. The following is a summary of transactions for each issuer who was an affiliate during the year ended October 31, 2003:

                                 Share                                                                   Share
                                Balance,     Aggregate     Aggregate        Net                         Balance,       Value
                               October 31,    Purchase       Sales        Realized                     October 31,   October 31,
Issuer                            2002          Cost          Cost       Gain/(Loss)      Income          2003          2003
-------------------------------------------------------------------------------------------------------------------------------
American Science &
  Engineering, Inc.              488,900    $       12     $    9,171    $   (3,493)    $       --            --*    $      --*
Anaren Microwave, Inc.               --+           583             --            --             --      1,113,400        15,755
Benihana, Inc. (Class A)         432,745            --          5,657        (1,076)            --            --*           --*
BHA Group Holdings, Inc.
  (Class A)                          --+         2,754              6            --             34        421,300         9,858
California Micro
  Devices Corp.                1,089,500            --         16,453       (13,327)            --            --*           --*
Endocare, Inc.                       --+         1,965         13,147        (6,049)            --            --*           --*
hi/fn, inc                       589,100         1,946            662           218             --        808,700         8,014
MDSI Mobile Data Solutions       414,700            --          2,601        (1,854)            --            --*           --*
Micro Component
  Technology, Inc.               720,900            --          4,190        (3,964)            --            --*           --*
NeoPharm, Inc.                 1,134,500         2,327          1,503          (247)            --      1,435,920        21,941
Northern Technologies
  International Corp.            330,450            --             --            --             28        330,450         1,834
PDF Solutions, Inc.                  --+         6,143             --            --             --      1,518,200        17,915
Perma-Fix Environmental
  Services, Inc.                     --+         1,777            210           (98)            --      1,856,400         4,251
RIT Technologies Ltd.            876,900            --             --            --             --        876,900         1,483
Rimage Corp.                     852,600            --          7,661        (1,300)            --            --*           --*
Sensytech, Inc.                      --+         4,874          1,506            94             --        377,000         5,655
Stratos Lightwave, Inc.          538,340           340         17,619       (14,694)            --            --*           --*
Trident Microsystems, Inc.           --+         8,787            577           190             --      1,034,900        24,010
Vixel Corp.                          --+         9,751             --            --             --      2,021,200        20,151
Zygo Corp.                       973,200         1,244         13,617        (3,044)            --            --*           --*
                                            ------------------------------------------------------                   ----------
                                            $   42,503     $   94,580    $  (48,644)    $       62                   $  130,867
                                            ======================================================                   ==========

     +    Issuer is not an affiliated company at October 31, 2002.

     *    Issuer is not an affiliated company at October 31, 2003.

                                                        FREMONT MUTUAL FUNDS  85

                           FREMONT MUTUAL FUNDS, INC.
                Notes to Financial Statements - October 31, 2003
           (All dollars in thousands except par and exercise prices)

     OTHER RELATED PARTIES

     At October 31, 2003, Fremont Investors, Inc. and its affiliated companies including their employee retirement plans, its principal shareholder and members of his family, including trusts and affiliated companies, owned directly or indirectly the following approximate percentages of the various
     Funds:

                                   % of Shares Outstanding
     -----------------------------------------------------
     Global Fund                              16%
     International Growth Fund                50%
     Large Cap Value Fund                      7%
     Large Cap Growth Fund                     1%
     Structured Core Fund                     16%
     U.S. Small Cap Fund                      25%
     U.S. Micro-Cap Fund                      --%
     Real Estate Securities Fund              13%
     Bond Fund                                 1%
     California Intermediate Tax-Free Fund    18%
     Money Market Fund                        71%

     Certain officers and/or directors of the Funds are also officers and/or directors of the Advisor and/or Fremont Investors, Inc. None of the officers and/or directors so affiliated receive compensation for services as officers and/or directors of the Funds.

     Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, each Fund may invest cash in money market funds sponsored and managed by the Advisor. The terms of such transactions are identical to those of non-related entities. As of October 31, 2003, the U.S. Micro-Cap Fund had 11% invested in the Money Market Fund. As of October 31, 2003, 15% of the Money Market Fund is held by Fremont Funds. The U.S. Small Cap Fund and U.S. Micro-Cap Fund earned dividends of $17 and $486, respectively from the Money Market Fund during the year ended October 31, 2003.

     Certain affiliated shareholders of the Global and Bond Funds redeemed their fund shares through in-kind redemptions of the respective Fund's securities with market values including accrued interests totaling $266,265 and $299,375, respectively. The Global and Bond Funds incurred realized gains from in-kind redemptions of $5,983 and $7,056, respectively for the year ended October 31, 2003.

5.   PURCHASES AND SALES/MATURITIES OF INVESTMENT SECURITIES

     Aggregate purchases and aggregate proceeds from sales and maturities of securities for the year ended October 31, 2003 were as follows:

                                                  Purchases     Proceeds
     ---------------------------------------------------------------------------
     Long-term securities excluding U.S. Government securities:
        Global Fund                              $  365,483    $  675,293
        International Growth Fund                     4,921         1,803
        Large Cap Value Fund                         10,201        23,802
        Large Cap Growth Fund                        23,915         6,839
        Structured Core Fund                        104,284       105,391
        U.S. Small Cap Fund                          67,007        66,505
        U.S Micro-Cap Fund                          413,576       447,913
        Real Estate Securities Fund                  16,320        13,511
        Bond Fund                                 1,485,430     1,741,316
        California Intermediate Tax-Free Fund        67,891        67,961
     Long-term U.S. Government securities:
        Global Fund                                  15,983        46,155
        Bond Fund                                   419,263       308,252

6.   PORTFOLIO CONCENTRATIONS

     There are certain investment concentrations of risk which may subject each Fund more significantly to economic changes occurring in certain segments or industries.

86  FREMONT MUTUAL FUNDS

                           FREMONT MUTUAL FUNDS, INC.
                Notes to Financial Statements - October 31, 2003
           (All dollars in thousands except par and exercise prices)

7.   FEDERAL INCOME TAX MATTERS

     As of October 31, 2003, the tax basis components of net assets were as follows:

                                                                                     LARGE CAP
                                          GLOBAL     INTERNATIONAL    LARGE CAP        GROWTH       STRUCTURED     U.S. SMALL
                                           FUND       GROWTH FUND     VALUE FUND        FUND        CORE FUND       CAP FUND
                                        -------------------------------------------------------------------------------------
COST OF INVESTMENTS FOR TAX PURPOSES    $  215,051     $   29,618     $    8,640     $   20,315     $   60,824     $   29,305
                                        =====================================================================================
Gross tax unrealized appreciation       $   28,464     $    2,110     $    1,258     $    3,335     $   11,283     $    9,993
Gross tax unrealized depreciation           (5,182)        (2,244)           (85)          (103)          (857)          (649)
                                        -------------------------------------------------------------------------------------
Net tax unrealized appreciation
  (depreciation) on investments             23,282           (134)         1,173          3,232         10,426          9,344
Net tax appreciation on derivatives
  and foreign-currency
  denominated assets and liabilities           147              2             --             --             --             --
                                        -------------------------------------------------------------------------------------
NET TAX UNREALIZED APPRECIATION
  (DEPRECIATION)                            23,429           (132)         1,173          3,232         10,427          9,344
UNDISTRIBUTED ORDINARY INCOME                   --            403             54             --            370             --
CAPITAL LOSS CARRYFORWARD                 (116,319)       (16,232)       (12,951)          (941)       (18,392)       (35,351)
PAID IN CAPITAL                            329,515         45,544         21,431         20,900         78,860         64,745
                                        -------------------------------------------------------------------------------------
NET ASSETS                              $  236,625     $   29,583     $    9,707     $   23,191     $   71,265     $   38,738
                                        =====================================================================================

                                           U.S.       REAL ESTATE                    CALIFORNIA       MONEY
                                        MICRO-CAP      SECURITIES                   INTERMEDIATE      MARKET
                                           FUND           FUND        BOND FUND    TAX-FREE FUND       FUND
                                        ----------------------------------------------------------------------
Cost of investments for tax purposes    $  470,866     $   26,019     $  895,069     $   58,754     $  704,513
                                        ======================================================================
Gross tax unrealized appreciation       $  137,044     $    3,473     $   18,755     $    1,947     $       --
Gross tax unrealized depreciation          (25,917)           (11)        (3,747)           (97)            --
                                        ----------------------------------------------------------------------
Net tax unrealized appreciation
  on investments                           111,127          3,462         15,008          1,938             --
Net tax depreciation on derivatives
  and foreign-currency denominated
  assets and liabilities                        --             --         (2,400)            --             --
                                        ----------------------------------------------------------------------
Net tax unrealized appreciation            111,127          3,462         12,608          1,938             --
Undistributed ordinary income (loss)            --             --          1,844            241             --
Undistributed long-term gains
  (capital loss carryforward)             (198,804)        (2,985)         2,193          1,055            (23)
Paid in capital                            661,354         29,090        835,431         55,775        701,610
                                        ----------------------------------------------------------------------
Net assets                              $  573,677     $   29,567     $  852,076     $   59,012     $  701,587
                                        ======================================================================

     The tax composition of dividends (other than return of capital dividends for the year) was as follows:

                                                               Long-Term
                                           Ordinary Income   Capital Gains
     ---------------------------------------------------------------------
     Global Fund                              $    5,590      $       --
     International Growth Fund                       404              --
     Large Cap Value Fund                             58              --
     Structured Core Fund                            582              --
     Real Estate Securities Fund                   1,162              --
     Bond Fund                                    66,104          13,209
     California Intermediate Tax-Free Fund         2,213             400
     Money Market Fund                             7,145              --

                                                        FREMONT MUTUAL FUNDS  87

                           FREMONT MUTUAL FUNDS, INC.
                Notes to Financial Statements - October 31, 2003
           (All dollars in thousands except par and exercise prices)

     For Federal income tax purposes, the following Funds have capital loss carryforwards at October 31, 2003 that may reduce distributions of realized gains in future years.

                                                                                                            REAL ESTATE      MONEY
             GLOBAL    INTERNATIONAL    LARGE CAP    LARGE CAP     STRUCTURED    U.S. SMALL   U.S. MICRO-    SECURITIES      MARKET
EXPIRING IN   FUND      GROWTH FUND    VALUE FUND   GROWTH FUND     CORE FUND     CAP FUND      CAP FUND        FUND          FUND
------------------------------------------------------------------------------------------------------------------------------------
2007        $     --      $     --      $     --      $     --      $     --      $     --      $     --      $  2,985      $     --
2008          27,166            --            --            --            --            --            --            --            --
2009              --         3,531            62             1         9,580         9,405        27,062            --            21
2010          54,802        12,562         6,982           385         8,812        13,467        65,655            --            --
2011          34,351           139         5,907           555            --        12,479       106,087            --             2
            ------------------------------------------------------------------------------------------------------------------------
            $116,319      $ 16,232      $ 12,951      $    941      $ 18,392      $ 35,351      $198,804      $  2,985      $     23
            ========================================================================================================================

     For the Global Fund, this redemption caused a change in control of the Fund for tax purposes. As a result, use of capital loss carryovers are subject to an annual limitation which is in part based on the fair market value of the Fund after these redemptions. Additional capital loss carryovers may be utilized to the extent gains are realized from the sale of securities held by the Fund as of the redemption date, up to the amount of unrealized appreciation existing as of the redemption date ("built-in gains"). Approximately $27 million of capital loss carryforwards may be utilized to offset future capital gains during the next five years if certain investment securities are sold within five years after the redemption date. For future years, income against which the remaining pre-redemption losses of approximately $89 million may be utilized are subject to an annual limitation of $10.9 million plus $27 million in built-in gains as of the redemption date. Losses in the amount of $32.7 million which are in excess of this annual limitation during the remaining carryforward period through 2009 have been written off.

8.   LINE OF CREDIT

     The Investment Company has a Line of Credit Arrangement ("LOC") with State Street Bank and Trust Company. Under the terms of the LOC, each Fund's borrowings cannot exceed 20% of each Fund's net assets and the combined borrowings of all Funds cannot exceed the $40 mil- lion cap on the total line of credit. The interest rate paid on the LOC equals State Street Bank's overnight federal funds rate as determined on each day at 11:00 am Boston time plus 0.50% per annum. The Funds pay a commitment fee of 0.09% of the unused balance of the LOC. Borrowing activity under the line of credit for the year ended October 31, 2003 was as follows:

                                                                      AMOUNT
                                                                  OUTSTANDING AT
                      AVERAGE AMOUNT  MAXIMUM AMOUNT   INTEREST     OCTOBER 31,
FUND                    OUTSTANDING    OUTSTANDING     EXPENSE         2003
--------------------------------------------------------------------------------
Global Fund             $      312     $   10,300     $        5     $       --
Large Cap Value Fund            12            978            --*             --
Structured Core Fund           --*            163            --*             --
U.S. Small Cap Fund            109          4,801              2             --
U.S. Micro-Cap Fund             16          4,340            --*             --
Bond Fund                       56          6,840              1             --
California Intermediate
  Tax-Free Fund                  1            500            --*             --
Money Market Fund               26          9,572            --*             --
                                                      -------------------------
                                                      $        8     $       --
                                                      =========================

     *    Less than $1.

9.   LEGAL MATTERS (UNAUDITED)

     In late 2003, many companies in the mutual fund industry received regulatory inquiries into their trading practices, specifically related to late trading and market timing. The Advisor and the Funds have received requests to supply information from the New York Attorney General, the U.S. Securities and Exchange Commission and the U.S. Attorney General in the Northern District of California. The Advisor and the Funds are cooperating fully with these inquiries. In addition, the SEC has commenced a formal investigation concerning the Advisor and the Funds' trading activities. The Board of Directors of the Funds has established a special committee of independent directors to direct and oversee a comprehensive review of the facts and circumstances relevant to the Funds' trading practices.

     At this point in that internal review, the Advisor and the Funds have found no evidence of late trading. To date, the review has identified the past existence of market timing arrangements with a few clients that may have been inconsistent with the Advisor's and the Funds' own policies. The last such arrangement was terminated in the fourth quarter of 2002. For each client who actually traded pursuant to such an arrangement, the Advisor's preliminary analysis found that, in the aggregate, such trading activity resulted in a net loss for that client in each Fund in which that client had an arrangement. Most of the Funds did not experience timing transactions under those arrangements, and the few Advisor management personnel who where believed to have initiated, negotiated, or approved those arrangements are no longer employees of the Advisor for unrelated reasons.

     This investigation is not yet complete and the impact to the Funds has not yet been determined.

88  FREMONT MUTUAL FUNDS

                           FREMONT MUTUAL FUNDS, INC.
                           Tax Designation (Unaudited)


In accordance with the Internal Revenue Code, the Funds are making the following designation (unaudited):

LONG-TERM CAPITAL GAIN DIVIDENDS:

Bond Fund                               $2,192,875
California Intermediate Tax-Free Fund   $1,054,546

CORPORATE DIVIDEND RECEIVED DEDUCTIONS:

Global Fund                                    39%
Structured Core Fund                           91%
Large Cap Value Fund                           96%

TAX EXEMPT INCOME:

For the California Intermediate Tax-Free Fund, $2,212,726 of the distributed investment income is tax-exempt for regular Federal income tax purposes.

QUALIFYING DIVIDEND INCOME:

The following are estimates of qualified dividend income received by the Funds through October 31, 2003 that qualify for a reduced tax rate pursuant to the Jobs and Growth Tax Relief Reconciliation Act of 2003.

FUND NAME                        QUALIFIED DIVIDEND INCOME

Global Fund                             $3,950,561
International Growth Fund                    9,490
Structured Core Fund                       153,752
Large Cap Value Fund                        35,186

                                                        FREMONT MUTUAL FUNDS  89

                           FREMONT MUTUAL FUNDS, INC.
                       Directors and Officers (Unaudited)

                                                                                                  NUMBER OF
                                                                                                PORTFOLIOS IN
          NAME                                                                                   FUND COMPLEX         OTHER
         ADDRESS                    POSITIONS         YEAR            PRINCIPAL OCCUPATIONS      OVERSEEN BY      DIRECTORSHIPS
      DATE OF BIRTH                    HELD         ELECTED(1)           PAST FIVE YEARS           DIRECTOR           HELD
------------------------------------------------------------------------------------------------------------------------------------
"NON-INTERESTED" DIRECTORS
------------------------------------------------------------------------------------------------------------------------------------
Richard E. Holmes(4)                 Director         1988       Vice President and Director,         13
Fremont Investment Advisors, Inc                                 BelMar Advisors, Inc.
333 Market Street, 26th Floor                                    (marketing firm)
San Francisco, CA 94105
5-14-43
------------------------------------------------------------------------------------------------------------------------------------
David L. Egan(4)(5)                  Director         1995       President, Fairfield Capital         13
Fremont Investment Advisors, Inc                                 Associates, Inc. Founding
333 Market Street, 26th Floor                                    Partner of China Epicure,
San Francisco, CA 94105                                          LLC and Palisades
5-1-34                                                           Trading Company, LLC
------------------------------------------------------------------------------------------------------------------------------------
Kimun Lee(4)                         Director         1998       Principal of Resources               13      Montalvo Arts
Fremont Investment Advisors, Inc                                 Consolidated (a consulting                   Association,
333 Market Street, 26th Floor                                    and investment banking                       Cal Performances
San Francisco, CA 94105                                          service group)                               (University of
6-17-46                                                                                                       California
                                                                                                              at Berkeley)
------------------------------------------------------------------------------------------------------------------------------------
Christine D. Timmerman(4)            Director         1999       Financial Consultant                 13
Fremont Investment Advisors, Inc
333 Market Street, 26th Floor
San Francisco, CA 94105
6-29-46

90  FREMONT MUTUAL FUNDS

                           FREMONT MUTUAL FUNDS, INC.
                       Directors and Officers (Unaudited)

                                                                                                  NUMBER OF
                                                                                                PORTFOLIOS IN
          NAME                                                                                   FUND COMPLEX         OTHER
         ADDRESS                    POSITIONS         YEAR            PRINCIPAL OCCUPATIONS      OVERSEEN BY      DIRECTORSHIPS
      DATE OF BIRTH                    HELD         ELECTED(1)           PAST FIVE YEARS           DIRECTOR           HELD
------------------------------------------------------------------------------------------------------------------------------------
"INTERESTED" DIRECTORS(2) AND OTHER OFFICERS
------------------------------------------------------------------------------------------------------------------------------------
David L. Redo                        Director         1988       7/03-Present, Principal and          13      Sit/Kim International
Fremont Investment, Advisors, Inc.                               Portfolio Manager, Wetherby                  Investment Associates,
333 Market Street, 26th Floor                                    Asset Management; 5/01-7/03,                 Callan Associates,
San Francisco, CA 94105                                          Managing Director, Fremont                   Cal Performances
9-1-37                                                           Investment Advisors, Inc.;                   (University of
                                                                 9/88-5/01, - CEO &                           California at
                                                                 Managing Director, Fremont                   Berkeley), Berkeley
                                                                 Investment Advisors, Inc.;                   Foundation
                                                                 9/88-7/03, Managing Director,
                                                                 Fremont Group, LLC and
                                                                 Fremont Investors, Inc.
------------------------------------------------------------------------------------------------------------------------------------
Deborah L. Duncan(3)                 Chairman,        2003       1/03-Present, Chairman &             13      New York University
Fremont Investment Advisors, Inc.    President,                  President & Director of the                  Stern School
333 Market Street, 26th Floor        Director                    Board of Fremont Mutual
San Francisco, CA 94105                                          Funds, Inc. 4/01-Present,
4-24-55                                                          Managing Director and
                                                                 CFO, Fremont Group, LLC,
                                                                 1979-2000, Executive
                                                                 VP/Asset Management
                                                                 Executive, Chase
                                                                 Manhattan Bank
------------------------------------------------------------------------------------------------------------------------------------
James E. Klescewski                  CFO,             2003       4/03-Present CFO, Treasurer,         13
Fremont Investment Advisors, Inc.    Treasurer                   Fremont Investment Advisors,
333 Market Street, 26th Floor                                    Inc., 7/98-4/03, CFO,
San Francisco, CA 94105                                          Montgomery Asset
11-6-55                                                          Management, LLC
------------------------------------------------------------------------------------------------------------------------------------
Tina Thomas                          Senior Vice      1996       6/03-Present, Senior Vice            13
Fremont Investment Advisors, Inc.    President,                  President, Secretary and
333 Market Street, 26th Floor        Secretary,                  Chief Compliance Officer
San Francisco, CA 94105              and Chief                   6/96-6/03, Vice President,
8-7-49                               Compliance                  Secretary, and Chief
                                     Officer                     Compliance Officer, Fremont
                                                                 Investment Advisors, Inc.

(1) Directors and officers of the Funds serve until their resignation, removal or retirement.

(2)  "Interested persons" within the meaning as defined in the 1940 Act.

(3)  Member of the Executive Committee

(4)  Member of the Audit Committee

(5) David Egan will retire from the Fremont Mutual Fund Board effective December 31, 2003.

     The statement of additional information contains additional information about fund directors and officers and is available without charge, upon request, by calling 1-800-548-4539.

                                                        FREMONT MUTUAL FUNDS  91

This page left blank intentionally

FREMONT FUNDS
------------------------------
333 Market Street, Suite 2600
San Francisco, CA 94105


Distributed by Quasar Distributors, LLC, Milwaukee, WI 53202

BR001a-0312

[GRAPHIC]

"THE  STOCK  MARKET'S  RECOVERY...  HAS  CLEARLY  DEMONSTRATED  THE  VALUE  OF A
DISCIPLINED   LONG-TERM   INVESTMENT   STRATEGY  BUILT  AROUND  A  WELL-BALANCED
PORTFOLIO."

-- E. Douglas Taylor


FREMONT MUTUAL FUNDS, INC.
--------------------------------------------------------------------------------
                                                ANNUAL REPORT | OCTOBER 31, 2003


o    Fremont Institutional U.S. Micro-Cap Fund

o    Fremont Institutional Yield+ Fund

                                                  fremont
                                                     FREMONT INVESTMENT ADVISORS

A MESSAGE FROM E. DOUGLAS TAYLOR,
PRESIDENT & CEO OF FREMONT INVESTMENT ADVISORS
--------------------------------------------------------------------------------

Dear Fremont Fund Shareholders,

"It was the best of times, it was the worst of times..." These words from Charles Dickens' 1859 classic novel, A Tale of Two Cities, are analogous to America's mutual fund industry today. On one hand, mutual funds have arguably become the number one investment choice in our country. Mutual funds offer the potential for capital appreciation and income, diversification, professional management and reasonable cost.

On the other hand, the current mutual fund scandals have tarnished the mutual fund companies' reputation and undermined investor confidence and trust. For Fremont Investment Advisors, Inc. (FIA's) statement, please refer to the Fremont Funds' Web site. I am personally optimistic that these problems will be resolved and the industry will continue to be strong. Quick and direct action by regulators, supported by committed investment managers and dedicated Boards of Directors, will help to repair any structural deficiencies and restore investor confidence.

Turning more directly towards your investments, late in 2003 the signs of recovery in the U.S. economy are becoming increasingly evident. Interest rates and inflation are low, while productivity gains are high, and although job growth is low, GDP in the third quarter of 2003 is surprisingly strong, up 8.2%. The good news for our investors is that world capital markets have been strong since the first quarter, with the U.S. stock market up over 21% through the first 10 months of the year, as measured by the S&P 500, while international markets (EAFE) are up nearly 26%. Further, I am pleased to report that the Institutional U.S. Micro-Cap Fund sub-advised by Kern Capital Management is performing nicely, outpacing its benchmark, the Russell 2000 Growth Index, by a respectable amount year to date.+ The stock market's recovery, coming after the greatest decline since the 1930s, is welcome and has clearly demonstrated the value of a disciplined long-term investment strategy built around a well-balanced portfolio.

You may recall that in January 2003, when I joined the firm, FIA announced that it would be sold within a year or so. That process is proceeding as planned, and it is expected that you will be hearing from us in the near future regarding our specific progress on that front. The management of FIA and the Fremont Funds' Board of Directors remain committed to protecting and growing your investment in our funds throughout the sale process.

As I write this letter, it is near Thanksgiving, one of my very favorite holidays. Thanksgiving is a time when we all pause to reflect and think of all the bounty that we have been given. As I do so, I am at once humbled and honored to live in a country where honesty and integrity are still revered. The great majority of us continue to strive for the higher ground in our personal and business dealings, reflecting the time-honored values of mutual trust, dedicated effort and personal discipline. May I wish you peace and prosperity in 2004 and beyond.

Sincerely,

/s/ E. Douglas Taylor

E. Douglas Taylor
President & CEO
Fremont Investment Advisors

[SIDEBAR]

[PHOTO]

"THE  STOCK  MARKET'S  RECOVERY...  HAS  CLEARLY  DEMONSTRATED  THE  VALUE  OF A
DISCIPLINED   LONG-TERM   INVESTMENT   STRATEGY  BUILT  AROUND  A  WELL-BALANCED
PORTFOLIO."

[END SIDEBAR]

+ For fund performance, please see individual fund pages that follow. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. Investment returns and principal value will fluctuate so that an investor's shares when redeemed, may be worth more or less than their original cost.

TABLE OF CONTENTS
--------------------------------------------------------------------------------

FUND PROFILES AND LETTERS TO SHAREHOLDERS

Fremont Institutional U.S. Micro-Cap Fund                                      2
Fremont Institutional Yield+ Fund                                              4

REPORT OF INDEPENDENT AUDITORS                                                 7

SCHEDULES OF INVESTMENTS IN SECURITIES AND NET ASSETS

Fremont Institutional U.S. Micro-Cap Fund                                      8
Fremont Institutional Yield+ Fund                                             10

COMBINED FINANCIAL STATEMENTS

Statements of Assets and Liabilities                                          12
Statements of Operations                                                      13
Statements of Changes in Net Assets                                           14

FINANCIAL HIGHLIGHTS                                                          15

NOTES TO FINANCIAL STATEMENTS                                                 17

DIRECTORS AND OFFICERS                                                        21


This report was prepared for the shareholders of the Fremont Funds. The report is authorized for distribution to prospective investors in the Funds only when it is preceded or accompanied by a currently effective prospectus. Read the prospectus carefully before investing. The managers' views expressed herein are subject to change at any time. This report does not offer for sale or solicit orders to buy any security.

Fund holdings and sector allocations are subject to change at any time and should not be considered a recommendation to buy or sell any security.

FREMONT INSTITUTIONAL U.S. MICRO-CAP FUND
--------------------------------------------------------------------------------

Portfolio Co-Managers
Robert E. Kern, Jr. and David G. Kern
Kern Capital Management LLC

[PHOTOS]

Robert E. Kern, Jr. and David G. Kern, CFA

FUND PROFILE

THE U.S. MICRO-CAP STOCK MARKET IS A BREEDING GROUND FOR ENTREPRENEURIALLY MANAGED COMPANIES WITH EXCEPTIONAL GROWTH PROSPECTS. WITH MINIMAL WALL STREET RESEARCH COVERAGE AND LOW INSTITUTIONAL OWNERSHIP, MICRO-CAP STOCKS REPRESENT THE LEAST EFFICIENT SECTOR OF THE DOMESTIC EQUITIES MARKET. THIS INEFFICIENCY CREATES ATTRACTIVE INVESTMENT OPPORTUNITIES FOR THE RESEARCH-DRIVEN STOCK PICKERS MANAGING THE FREMONT INSTITUTIONAL U.S. MICRO-CAP FUND.

     SINCE THE INVESTMENT POTENTIAL OF MICRO-CAP STOCKS IS LARGELY DETERMINED BY THE BUSINESS PROSPECTS FOR INDIVIDUAL COMPANIES RATHER THAN MACRO-ECONOMIC TRENDS, THE FUND'S FOCUS IS ON BOTTOM-UP STOCK SELECTION. FUND MANAGEMENT ANALYZES FINANCIAL STATEMENTS, THE COMPANY'S COMPETITIVE POSITION, AND MEETS WITH KEY CORPORATE DECISION MAKERS TO DISCUSS THEIR STRATEGIES FOR FUTURE GROWTH.

     ROBERT E. KERN, JR. IS NATIONALLY RECOGNIZED AS A PIONEER AND LEADING PRACTITIONER OF MICRO-CAP RESEARCH AND PORTFOLIO MANAGEMENT.

TO OUR SHAREHOLDERS,

For the six months ended October 31, 2003, the Fremont U.S. Institutional Micro-Cap Fund returned 38.02%, compared to the Russell 2000 Index's 33.30% and the Russell 2000 Growth Index's 36.11% gains. For the twelve months ended on the same date, the Fund returned 52.84% versus the Russell 2000's 43.35% and the Russell 2000 Growth's 46.53%.

     Since stocks took off in early March 2003, we have experienced a broad-based rally with all four of the most innovative sectors in the U.S. economy (technology, health care, consumer and services) posting positive gains. Two sectors performed exceptionally well. Our technology sector investments were responsible for approximately 62% of the Fund's equity return during fiscal 2003 and our health care holdings chipped in another 17%. Services company holdings contributed 9%, and consumer and special situations 6% each.

     Innovative growth companies have been among the best performing stocks over the past year and we would like to highlight the companies that made the largest contribution to performance in each sector. Trident Microsystems, which designs integrated circuits for next generation digital televisions, was our top tech sector contributor. Arthrocare, which specializes in instruments for soft tissue surgical procedures, topped our list in the health care category. CoStar Group, the leading commercial real estate database company, was number one in services, and clothier Jos A. Bank tops in the consumer sector.

     We also received a performance windfall in October from our investment in Vixel (our fourth largest holding), a data storage networking company that agreed to be acquired at a 31% premium to its September closing price. While big winners are nice, we are particularly proud of the fact that the dollar contribution from gainers exceeded the dollar declines from losers by an 8 to 1 margin this year. We have always believed that avoiding losers is every bit as important as finding potential winners.

     Sector allocation did not change significantly in the second half of fiscal 2003. The technology sector allocation decreased modestly from 39% of assets at mid-year to 38% at year-end, a result of some modest profit taking in stocks whose valuations had become stretched. The health care sector allocation increased from 16% to 20%, consumer investments went from 9% to 13%, and special situations from 4% to 6%. Allocation in the services category declined from 13% to 12% and cash was reduced from 19% to 11%.

     Over the last seven months, the stock market has soared in anticipation of a stronger economy and valuations have increased substantially. Impressive calendar third quarter GDP growth and the likelihood of good fourth quarter numbers have ratcheted up expectations for 2004. Although most economic data points are currently positive, we are somewhat concerned that the still highly competitive pricing environment in many businesses will limit profit margin expansion and restrain earnings growth. In addition, if economic growth slows, we may see earnings disappointments and investors becoming much more valuation sensitive. We believe this represents the primary risk to a continuation of the stock market advance.

     Investors have become increasingly short-term oriented, focusing on mutual funds' one-year performance instead of their longer-term track records. We always encourage our shareholders to maintain a longer-term perspective. We are justifiably proud of our absolute and relative returns in fiscal 2003. But, we would rather our shareholders (and prospective shareholders) focus on our 5-year track record, which encompasses two years of very generous markets and three years of a super bear market. We are pleased to report that for the 5-year period ended October 31, 2003, the Fremont Institutional U.S. Micro-Cap Fund had a compounded average annualized return of 26.22% compared to the Russell 2000 Index's 8.34% gain.

     In closing, back in March, we published

2  FREMONT MUTUAL FUNDS
an article titled "Top Reasons to Invest in Micro-Cap Growth Companies Now" on the Fremont Web site. The three key reasons were: the micro-cap asset class represents a huge universe of investment opportunity; micro-cap stocks provide "pure participation" in high-growth niche markets; and innovative micro-cap companies are less dependent on the macro-economic environment to achieve their business goals. Our timing couldn't have been much better. However, we believe these same reasons for investing in micro-cap stocks hold true for the long term as well, and that the Fund can continue to produce above-average returns over full market cycles.

Sincerely,

/s/ Robert E. Kern, Jr.   /s/ David G. Kern

Robert E. Kern, Jr. and David G. Kern
Portfolio Co-Managers

FREMONT INSTITUTIONAL
U.S. MICRO-CAP FUND SECTOR
DIVERSIFICATION AS OF 10/31/03
--------------------------------------------------------------------------------

[PIE CHART]

Cash (11.2%)
Other (10.3%)
Technology (Software) (8.7%)
Retail (9.1%)
Business Equipment & Services (12.0%)
Technology (Equipment) (13.2%)
Technology (Components) (15.6%)
Health Care (19.9%)

ANNUAL RETURNS                     TOP TEN HOLDINGS

11/01/93-10/31/94       -10.62%    Trident Microsystems, Inc. ........      4.1%
11/01/94-10/31/95       +29.21%    NeoPharm, Inc. ....................      3.9%
11/01/95-10/31/96       +41.99%    PDF Solutions, Inc. ...............      3.5%
11/01/96-10/31/97       +34.19%    Vixel Corp. .......................      3.4%
11/01/97-10/31/98       -21.03%    Anaren Microwave, Inc. ............      2.6%
11/01/98-10/31/99      +118.10%*   ArthroCare Corp. ..................      2.6%
11/01/99-10/31/00       +60.36%    Too, Inc. .........................      2.4%
11/01/00-10/31/01       -18.13%    Kroll, Inc. .......................      2.3%
11/01/01-10/31/02       -26.81%    CoStar Group, Inc. ................      2.1%
11/01/02-10/31/03       +52.84%    Eclipsys Corp. ....................      2.0%
                                                       TOTAL               28.9%

--------------------------------------------------------------------------------
GROWTH OF $10,000(1)

[GRAPH]

Fremont Institutional U.S. Micro-Cap Fund ($56,259)

Russell 2000 Index** ($23,405)

Russell 2000 Growth Index** ($16,324)
--------------------------------------------------------------------------------

AVERAGE ANNUAL RETURNS FOR PERIODS ENDED 10/31/03

                                          1 Year      5 Years     10 Years
--------------------------------------------------------------------------------
Fremont Institutional
U.S. Micro-Cap Fund                       52.84%       26.22%       18.85%

Russell 2000 Index                        43.35%        8.34%        8.88%

Russell 2000 Growth Index                 46.53%        3.40%        5.02%

(1) Assumes initial investment of $10,000 on October 31, 1993. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. Investment return and principal value will fluctuate so that an investor's shares when redeemed, may be worth more or less than their original cost. All performance figures assume the reinvestment of dividends and capital gains. Management fees and other expenses are not incorporated in the Russell 2000 Index or the Russell 2000 Growth Index.

Performance for the Fund reflects the performance of the post-venture fund of Fund A of the Bechtel Trust & Thrift, whose assets were transferred into and became the Fremont Institutional U.S. Micro-Cap Fund on August 6, 1997, net of actual fees and expenses. The post-venture fund imposed higher fees and expenses that that of the current Fund and was not registered with the SEC and therefore was not subject to the investment restrictions imposed on registered mutual funds.

Investments in newly emerging companies are subject to erratic earning patterns, competitive conditions within the industry, limited earnings history and a reliance on one or a limited number of products.

* The returns shown we achieved in a period of generally rising market values, especially in the technology sector. Investors should not expect that such favorable returns can be consistently achieved.

** See definitions on page 6.

                                                         FREMONT MUTUAL FUNDS  3

FREMONT INSTITUTIONAL YIELD+ FUND
--------------------------------------------------------------------------------

Portfolio Co-Managers
Norman Gee and Michelle Romano
Fremont Investment Advisors, Inc.

[PHOTOS]

Norman Gee and Michelle Romano

FUND PROFILE

THE FREMONT INSTITUTIONAL YIELD+ FUND FOCUSES ITS INVESTMENTS ON SHORT-TERM DEBT SECURITIES SUCH AS COMMERCIAL PAPER, CORPORATE BONDS, CERTIFICATES OF DEPOSIT, AND GOVERNMENT NOTES AND BONDS WITH MATURITIES OF THREE YEARS OR LESS. THE FUND'S OBJECTIVE IS TO PROVIDE INSTITUTIONAL INVESTORS WITH HIGHER RETURNS THAN NORMALLY FOUND IN A TYPICAL TAXABLE MONEY MARKET FUND, WHILE ASSUMING ONLY SLIGHTLY MORE RISK.

PORTFOLIO CO-MANAGERS NORMAN GEE AND MICHELLE ROMANO INVEST PRIMARILY IN SECURITIES RATED INVESTMENT GRADE, OR BETTER, BY MOODY'S OR STANDARD & POOR'S, OR THOSE OF COMPARABLE QUALITY. TO IDENTIFY AND SELECT THE SHORT-TERM DEBT SECURITIES THAT PRESENT THE BEST INVESTMENT OPPORTUNITY, THE MANAGERS ANALYZE A VARIETY OF MACRO- AND MICRO-ECONOMIC FACTORS, INCLUDING THE ISSUER'S BUSINESS CONDITIONS, COMPETITIVE POSITION, AND GENERAL FINANCIAL HEALTH.

TO OUR SHAREHOLDERS,

     The dual objectives of the Fremont Institutional Yield+ Fund are to provide a yield at least 50 basis points (0.5%) higher than the iMoneyNet Money Fund Report/First Tier Taxable Prime Average and to maintain a stable net asset value
(NAV). In second half and full-year fiscal 2003 (ended October 31), we achieved both objectives. We closed fiscal 2003 with a 30-day SEC yield of 1.67% versus 0.39% for the iMoneyNet Money Fund Report/First Tier Taxable Average. The Fund's NAV increased 1.04%, translating into a 2.92% total return for the year.

     The economy is gaining  momentum.  Second  quarter gross  domestic  product
(GDP) growth was revised upward to 3.3%. Driven primarily by the rebuilding of inventories, which reached historically low levels in the second quarter, preliminary third quarter GDP growth came in at an impressive 8.2%. We could see another strong number in the fourth quarter. However, once the shelves are restocked, we believe the economy will bump along at a less impressive pace.

     Considering the still dismal employment picture and the fact that consumers are already over-extended, we believe consumer spending will slow in 2004. Big companies are still laying off employees and we continue to ship manufacturing and services jobs overseas. Also, merger and acquisition activity is increasing. Equity investors love deals, because they surface value. However, mergers almost always result in job losses as the combined companies eliminate redundant positions. Although consumer confidence readings have improved lately, the polls indicate the consumer is still worried about the future. Of course, despite the worry spawned by recent years' rising unemployment, consumers were willing to spend. However, the mortgage refinancing boom, and more recently, the Bush tax cuts fueled the shopping spree. With mortgage rates leveling off and the Federal budget deficit soaring, we don't anticipate any additional windfalls for consumers in 2004.

     Due to favorable supply/demand dynamics and still historically low mortgage rates, the housing market will likely remain strong. However, auto sales may slump if Detroit wearies of losing money making all those new cars. Thus far, the new model introductions the Big Three hoped would wean car buyers off margin-destroying rebates, aren't doing the trick. The auto makers are faced with a quandary--cut back on incentives to restore profit margins, or keep losing money "moving the metal."

     Judging from the strong performance of technology stocks, investors appear to be anticipating a prolonged recovery in capital spending. This is simply not likely to happen if consumer driven end demand fails to improve significantly. In general, until we see capacity utilization rates increase substantially, capital spending will likely remain constrained.

     The economy's respectable performance in the second quarter and economists' rising expectations for the third and fourth quarters have rekindled inflationary concerns. Several of the Federal Reserve Open Market Committee members have hinted they would be inclined to tighten before rather than after evidence of inflationary pressure on the economy. However, at its meeting at the end of October, the Fed left interest rates unchanged. If, as we anticipate, the economy "muddles along" in 2004, we expect the Fed to continue to sit on its hands. With the relatively steep yield curve and an accommodative Fed, we have extended the Fund's average maturity to around 200 days. We have also "barbelled" the portfolio, with heavy weightings on the long and short end of the maturity spectrum. If our economic forecasts are correct and the Fed stands pat, our longer maturity investments should enhance yield. If we are wrong and the Fed tightens, we can quickly roll over short maturity securities into higher yielding paper.

     We may also get a small windfall from our investment in WorldCom commercial paper. The massive accounting fraud at WorldCom and its subsequent bankruptcy had a negative impact on the portfolio. We held on to our position in WorldCom, believing we

4  FREMONT MUTUAL FUNDS
could recoup some, if not all, of our losses when the firm came out of bankruptcy. Recently, two major investors that were challenging the company's reorganization plan have withdrawn their objections, we hope paving the way for WorldCom to emerge from Chapter 11 and honor its debts.

     In closing, although the Fund's return exceeded the average money fund by approximately 100 basis points (1%) for the 1-year period ended October 31, 2003, it is difficult to get excited over its modest gain. Nevertheless, we believe higher yield and relative safety of principal are attributes worth considering in this still uncertain economic and market environment.

Sincerely,

/s/ Norman Gee

/s/ Michelle Romano

Norman Gee and Michelle Romano
Portfolio Co-Managers

FREMONT INSTITUTIONAL YIELD+ FUND
SECTOR DIVERSIFICATION
AS OF 10/31/03
--------------------------------------------------------------------------------

[PIE CHART]

Other (13.2%)
Real Estate Investment Trusts (5.9%)
Consumer Non-Durables (7.2%)
Transportation (7.3%)
Raw Materials (8.7%)
Retail (10.1%)
Utilities (13.9%)
Financial Services (Other) (33.7%)

ANNUAL RETURNS                     TOP TEN HOLDINGS

11/01/01-10/31/02        -1.55%    Safeway, Inc., 6.050%, 11/15/03 ...      5.7%
11/01/02-10/31/03        +2.92%    American General Finance Corp.,
                                     5.750%, 11/01/03 ................      5.4%
                                   Associates Corp. of North America,
                                     6.440%, 01/15/04 ................      5.0%
                                   Barnett Banks, Inc., 6.900%, 09/01/05    4.6%
                                   Sears Roebuck Acceptance Corp.,
                                     6.920%, 06/17/04 ................      4.4%
                                   Canadian National Railway Co.,
                                     7.000%, 03/15/04 ................      4.3%
                                   General Motors Acceptance Corp.,
                                     6.380%, 01/30/04 ................      4.3%
                                   CIT Group, Inc., 7.500%, 11/14/03 .      4.3%
                                   Altria Group, Inc., 6.800%, 12/01/03     4.3%
                                   AT&T Wireless Services, Inc.,
                                     6.875%, 04/18/05 ................      3.0%
                                                       TOTAL               45.3%

--------------------------------------------------------------------------------
GROWTH OF $10,000(1)

[GRAPH]

iMoney Net Money Fund Report/First Tier Taxable
  Prime Average (plus 50 basis points)* ($10,284)

Fremont Institutional Yield+ Fund ($10,141)
--------------------------------------------------------------------------------

AVERAGE ANNUAL RETURNS FOR PERIODS ENDED 10/31/03

                                            1 Year    Since Inception (11/01/01)
--------------------------------------------------------------------------------
Fremont Institutional Yield+ Fund            2.92%              0.66%

iMoney Net Money Fund Report/ First
  Tier Taxable Prime Average
  (plus 50 basis points)                     1.05%              1.41%

(1) Assumes initial investment of $10,000 on November 1, 2001. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. Investment return and principal value will fluctuate so that an investor's shares when redeemed, may be worth more or less than their original cost. All performance figures assume the reinvestment of dividends and capital gains. Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced.

* See definitions on page 6.

                                                         FREMONT MUTUAL FUNDS  5

                           FREMONT MUTUAL FUNDS, INC.
                                  Definitions+

IMONEYNET MONEY FUND REPORT/FIRST TIER TAXABLE AVERAGE - Based on the 30-day average percentage yield on all highly rated taxable money market funds reported in the Money Fund Report, a service of iMoneyNet, Inc. (formerly IBC Financial
Data).

MORGAN STANLEY CAPITAL INTERNATIONAL EUROPE, AUSTRALASIA, FAR EAST (MSCI EAFE) INDEX - Composed of all of the publicly traded stocks in 20 developed non-U.S. markets. Among the countries included are Australia, France, Germany, Italy, Japan, Singapore, Spain and the United Kingdom.

RUSSELL 2000 GROWTH INDEX - Measures the performance of the Russell 2000 companies (see definition below) with higher price-to-book ratios and higher forecasted growth values.

RUSSELL 2000 INDEX - Composed of the 2000 smallest stocks in the Russell 3000 Index, and is widely regarded in the industry as the premier measure of small cap stock performance.

+ Indexes are not available for investment and do not incur expenses.

6  FREMONT MUTUAL FUNDS

REPORT OF INDEPENDENT AUDITORS
--------------------------------------------------------------------------------

To the Board of Directors and Shareholders of Fremont Mutual Funds, Inc.:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Fremont Institutional U.S. Micro-Cap Fund and the Fremont Institutional Yield+ Fund, (two of the funds constituting Fremont Mutual Funds, Inc., hereafter referred to as the "Funds") at October 31, 2003, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
San Francisco, California
December 18, 2003

                                                         FREMONT MUTUAL FUNDS  7

                    FREMONT INSTITUTIONAL U.S. MICRO-CAP FUND
                                October 31, 2003

SCHEDULE OF INVESTMENTS IN SECURITIES AND NET ASSETS

                                                                    Value (000s)
Shares Security Description                                           (Note 1)
--------------------------------------------------------------------------------

COMMON STOCKS 88.8%

BUSINESS EQUIPMENT & SERVICES 12.0%

   1,127,300    Alloy, Inc.*                                       $      5,050
      48,200    Bright Horizons Family Solutions, Inc.*                   2,071
     684,900    Centra Software, Inc.*                                    1,986
     210,100    Concord Camera Corp.*                                     2,698
     220,800    CoStar Group, Inc.*                                       8,313
     528,300    Harris Interactive, Inc. *                                3,513
      84,100    Infocrossing, Inc.*                                         791
     390,500    Kroll, Inc.*                                              9,083
     264,900    Labor Ready, Inc.*                                        2,879
     205,100    ManTech International Corp. (Class A)*                    5,017
     126,700    Pemstar, Inc.*                                              445
   1,275,600    Perma-Fix Environmental Services, Inc.*                   2,921
      73,200    World Fuel Services Corp.                                 2,098
                                                                   ------------
                                                                         46,865
                                                                   ------------
CAPITAL GOODS 4.8%

     286,400    AAON, Inc.*                                               5,296
     316,500    BHA Group Holdings, Inc. (Class A)(a)                     7,406
     270,700    IMPCO Technologies, Inc.*                                 2,388
     177,200    Northern Technologies International Corp.                   983
     153,200    OSI Systems, Inc.*                                        2,817
                                                                   ------------
                                                                         18,890
                                                                   ------------
CONSUMER NON-DURABLES 1.3%

     131,000    Chattem, Inc.*                                            1,922
     544,800    Poore Brothers, Inc.*                                     2,506
      55,800    Stake Technology Ltd.*                                      535
                                                                   ------------
                                                                          4,963
                                                                   ------------
CONSUMER SERVICES 3.3%

     185,600    Dover Motorsports, Inc.                                     689
     246,000    Lions Gate Entertainment Corp.*                           1,009
     111,400    Monro Muffler, Inc.*                                      3,659
     445,700    MTR Gaming Group, Inc.*                                   4,871
     210,100    Nevada Gold & Casinos, Inc.*                              2,689
                                                                   ------------
                                                                         12,917
                                                                   ------------
FINANCIAL SERVICES (OTHER) 0.9%

      15,300    American Physicians Capital, Inc.*                          404
      30,800    Bankrate, Inc.*                                             470
      85,700    Infinity Property & Casualty Corp.                        2,785
                                                                   ------------
                                                                          3,659
                                                                   ------------
HEALTH CARE 19.9%

     140,550    Advanced Neuromodulation Systems, Inc.*                   5,763
     459,600    ArthroCare Corp.*                                        10,272
     185,300    Atherogenics, Inc.*                                       3,056
     127,600    Conceptus, Inc.*                                          1,563
     662,700    Eclipsys Corp.*                                           7,853
     558,600    Encore Medical Corp.*                                     3,821
     143,300    Exact Sciences Corp.*                                     1,522
     832,700    Harvard Bioscience, Inc.*                                 6,163
     175,200    ICON PLC*                                                 7,490
     427,600    Intuitive Surgical, Inc.*                                 6,196
   1,003,441    NeoPharm, Inc.(a)*                                       15,333
     176,400    OraSure Technologies, Inc.*                               1,484
     130,700    Possis Medical, Inc.*                                     2,128

                                                                    Value (000s)
Shares Security Description                                           (Note 1)
--------------------------------------------------------------------------------

HEALTH CARE (CONT.)

     404,200    Quidel Corp.*                                      $      3,678
      86,100    Vital Images, Inc.*                                       1,550
                                                                   ------------
                                                                         77,872
                                                                   ------------
RETAIL 9.1%

     329,000    California Pizza Kitchen, Inc.*                           6,119
     145,900    Electronics Boutique Holdings Corp.*                      4,151
     192,700    Genesco, Inc.*                                            3,247
     447,500    J. Jill Group, Inc. (The)*                                5,446
     191,800    Stage Stores, Inc.*                                       5,518
     559,700    Too, Inc.*                                                9,235
     208,900    Wild Oats Markets, Inc.*                                  2,168
                                                                   ------------
                                                                         35,884
                                                                   ------------
TECHNOLOGY (COMPONENTS) 15.6%

     609,700    Alliance Semiconductor Corp.*                             4,695
     727,800    Anaren Microwave, Inc.*                                  10,298
     290,900    APA Optics, Inc.*                                           777
     147,100    Exfo Electro-Optical Engineering, Inc.*                     544
     548,200    hi/fn, inc.(a)*                                           5,433
   1,156,367    Identix, Inc.*                                            6,649
     449,300    Kopin Corp.*                                              3,293
      40,500    OpticNet, Inc.(b)*                                            2
     698,800    Trident Microsystems, Inc.*                              16,212
   1,317,100    Vixel Corp.(a)*                                          13,131
                                                                   ------------
                                                                         61,034
                                                                   ------------
TECHNOLOGY (EQUIPMENT) 13.2%

     731,500    Alvarion Ltd.*                                            5,691
     199,600    Applied Signal Technology, Inc.                           4,132
     253,800    ATMI, Inc.*                                               5,835
     549,300    AudioCodes Ltd.*                                          4,707
     387,200    Crossroads Systems, Inc.*                                 1,173
      19,900    Dot Hill Systems Corp.*                                     267
     100,400    FormFactor, Inc.*                                         2,503
     392,400    Intevac, Inc.*                                            5,160
     632,900    Remec, Inc.*                                              6,981
     249,600    Rimage Corp.*                                             3,794
     410,700    RIT Technologies Ltd.*                                      694
     277,300    Sensytech, Inc.*                                          4,159
     254,000    Sunrise Telecom, Inc.*                                    1,062
     320,600    Tut Systems, Inc.*                                        1,747
     346,100    X-Rite, Inc.                                              3,766
                                                                   ------------
                                                                         51,671
                                                                   ------------
TECHNOLOGY (SOFTWARE) 8.7%

     132,700    F5 Networks, Inc.*                                        3,319
     453,300    FalconStor Software, Inc.*                                3,409
     102,400    MDSI Mobile Data Solutions, Inc.*                           533
     540,500    Opnet Technologies, Inc.*                                 7,589
   1,176,200    PDF Solutions, Inc.(a)*                                  13,879
     268,000    Pervasive Software, Inc.*                                 2,144
     303,000    Tier Technologies, Inc.*                                  3,106
                                                                   ------------
                                                                         33,979
                                                                   ------------

TOTAL COMMON STOCKS (COST $261,340)                                     347,734
                                                                   ------------

The accompanying notes are an integral part of these financial statements.

8  FREMONT MUTUAL FUNDS

                    FREMONT INSTITUTIONAL U.S. MICRO-CAP FUND
                                October 31, 2003

SCHEDULE OF INVESTMENTS IN SECURITIES AND NET ASSETS

   Shares/                                                          Value (000s)
 Face Amount    Security Description                                  (Note 1)
--------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS 12.5%

  39,449,822    Fremont Money Market Fund(a)                       $     39,450
$  9,712,992    Repurchase Agreement,
                  State Street Bank, 0.430%,
                  11/03/03 (Maturity Value $9,713)
                  (Cost $9,713) Collateral: FNMA
                  1.520%, 07/22/05
                  (Collateral Value $9,912)                               9,713
                                                                   ------------

TOTAL SHORT-TERM INVESTMENTS (COST $49,163)                              49,163
                                                                   ------------

TOTAL INVESTMENTS (COST $310,503), 101.3%                               396,897
                                                                   ------------

OTHER ASSETS AND LIABILITIES, NET, (1.3)%                                (5,235)
                                                                   ------------

NET ASSETS, 100.0%                                                 $    391,662
                                                                   ------------
*    Non-income producing security.

(a)  Affiliated issuer. See Note 2 of "Notes to Financial Statements."

(b)  Board valued security and illiquid security.

PORTFOLIO ABBREVIATIONS

FNMA      Federal National Mortgage Association
PLC       Public Limited Company

The accompanying notes are an integral part of these financial statements.

                                                         FREMONT MUTUAL FUNDS  9

                        FREMONT INSTITUTIONAL YIELD+ FUND
                                October 31, 2003

SCHEDULE OF INVESTMENTS IN SECURITIES AND NET ASSETS

                                              Interest    Maturity  Value (000s)
Face Amount Issuer                              Rate        Date      (Note 1)
--------------------------------------------------------------------------------

BONDS 104.3%

CONSUMER NON-DURABLES 7.2%

$1,500,000    Altria Group, Inc. ..........     6.800%    12/01/03   $    1,504
 1,000,000    ConAgra Foods, Inc. .........     7.400%    09/15/04        1,046
                                                                     ----------
                                                                          2,550
                                                                     ----------
CONSUMER SERVICES 2.9%

 1,000,000    Walt Disney Co. (The) .......     5.125%    12/15/03        1,005
                                                                     ----------
                                                                          1,005
                                                                     ----------
ENERGY 4.2%

   472,000    EOG Resources, Inc. .........     1.120%    11/03/03          472
 1,000,000    Union Oil Co. of California(a)    6.375%    02/01/04        1,009
                                                                     ----------
                                                                          1,481
                                                                     ----------
FINANCIAL SERVICES (BANKS) 4.6%

 1,500,000    Barnett Banks, Inc. .........     6.900%    09/01/05        1,629
                                                                     ----------
                                                                          1,629
                                                                     ----------
FINANCIAL SERVICES (OTHER) 33.7%

 1,900,000    American General Finance Corp.    5.750%    11/01/03        1,900
 1,750,000    Associates Corp. of North America 6.440%    01/15/04        1,768
 1,515,000    CIT Group, Inc. .............     7.500%    11/14/03        1,517
 1,000,000    DaimlerChrysler NA Holding Corp.  6.900%    09/01/04        1,037
 1,500,000    General Motors Acceptance Corp.   6.380%    01/30/04        1,518
 1,000,000    Home Savings of America .....     6.500%    08/15/04        1,031
 1,000,000    JP Morgan & Co., Inc. .......     7.625%    09/15/04        1,052
 1,000,000    MetLife, Inc. ...............     3.911%    05/15/05        1,033
 1,000,000    Transamerica Finance Corp. ..     5.750%    01/28/04        1,010
                                                                     ----------
                                                                         11,866
                                                                     ----------
RAW MATERIALS 8.7%

 1,000,000    Dow Chemical Co. (The) ......     5.250%    05/14/04        1,015
 1,000,000    Eastman Chemical Co. ........     6.375%    01/15/04        1,008
 1,000,000    ICI Wilmington, Inc. ........     6.950%    09/15/04        1,038
                                                                     ----------
                                                                          3,061
                                                                     ----------
REAL ESTATE INVESTMENT TRUSTS 5.9%

 1,000,000    CarrAmerica Realty Corp. ....     7.200%    07/01/04        1,036
 1,000,000    Simon Property Group LP .....     6.750%    07/15/04        1,035
                                                                     ----------
                                                                          2,071
                                                                     ----------
RETAIL 10.1%

 2,000,000    Safeway, Inc. ...............     6.050%    11/15/03        2,002
 1,500,000    Sears Roebuck Acceptance Corp.    6.920%    06/17/04        1,543
                                                                     ----------
                                                                          3,545
                                                                     ----------
SHELTER 2.9%
 1,000,000    EOP Operating LP. ...........     6.500%    01/15/04        1,009
                                                                     ----------
                                                                          1,009
                                                                     ----------
TECHNOLOGY (EQUIPMENT) 2.9%

 1,000,000    Sun Microsystems, Inc. ......     7.350%    08/15/04        1,038
                                                                     ----------
                                                                          1,038
                                                                     ----------
TRANSPORTATION 7.3%

 1,500,000    Canadian National Railway Co.     7.000%    03/15/04        1,529
 1,000,000    CSX Corp. ...................     7.250%    05/01/04        1,027
                                                                     ----------
                                                                          2,556
                                                                     ----------

The accompanying notes are an integral part of these financial statements.

10  FREMONT MUTUAL FUNDS

                        FREMONT INSTITUTIONAL YIELD+ FUND
                                October 31, 2003

SCHEDULE OF INVESTMENTS IN SECURITIES AND NET ASSETS

                                              Interest    Maturity  Value (000s)
Face Amount Issuer                              Rate        Date      (Note 1)
--------------------------------------------------------------------------------

UTILITIES 13.9%

$1,000,000    AT&T Wireless Services, Inc.      6.875%    04/18/05   $    1,064
 1,000,000    Dominion Resources, Inc. ....     2.800%    02/15/05        1,010
 1,000,000    Nynex Capital Funding Co. ...     8.750%    12/01/04        1,059
 1,000,000    Pennsylvania Electric Co. ...     5.750%    04/01/04        1,018
 2,000,000    WorldCom, Inc.(b) ...........     7.875%    05/15/03          740
                                                                     ----------
                                                                          4,891
                                                                     ----------

TOTAL BONDS (COST $38,068)                                               36,702
                                                                     ----------
SHORT-TERM INVESTMENT 0.0%
       247    Repurchase Agreement, State Street Bank, 0.430%,
                11/03/03 (Maturity Value $0)(c) (Cost $0)(c)
                Collateral: SLMA 3.625%, 09/30/04 (Collateral
                Value $5) .....................................           --(c)
                                                                     ----------

TOTAL SHORT-TERM INVESTMENT (COST $0)(C)                                  --(c)
                                                                     ----------

TOTAL INVESTMENTS (COST $38,068), 104.3%                                 36,702
                                                                     ----------

OTHER ASSETS AND LIABILITIES, NET, (4.3)%                                (1,518)
                                                                     ----------

NET ASSETS, 100.0%                                                   $   35,184
                                                                     ==========

(a) Security was purchased under Rule 144A of the Securities Act of 1933 or is a private placement and, unless registered under the Act or exempted from registration, may only be sold to qualified institutional investors.

(b)  The issuer declared bankruptcy and is default of interest payments.

(c)  Less than $1,000.

PORTFOLIO ABBREVIATIONS

SLMA            Student Loan Marketing Association

The accompanying notes are an integral part of these financial statements.

                                                        FREMONT MUTUAL FUNDS  11

                           FREMONT MUTUAL FUNDS, INC.
                                October 31, 2003

STATEMENTS OF ASSETS AND LIABILITIES
(ALL NUMBERS IN THOUSANDS EXCEPT NET ASSET VALUE PER SHARE)

                                                              INSTITUTIONAL   INSTITUTIONAL
                                                             U.S. MICRO-CAP       YIELD+
                                                                  FUND             FUND
--------------------------------------------------------------------------------------------
ASSETS:

     Investments in securities at cost                        $    300,790     $     38,068
     Repurchase agreement at cost                                    9,713               --
                                                              ------------     ------------
           TOTAL INVESTMENTS AT COST                          $    310,503     $     38,068
                                                              ============     ============

     Investments in securities at value                       $    387,184     $     36,702
     Repurchase agreement at value                                   9,713               --
     Cash                                                              112               --
     Dividends and interest receivable                                  42              671
     Receivable for securities sold                                    918               --
     Receivable from sale of fund shares                             1,313               --
     Receivable from Advisor                                            --                4
     Prepaid expenses                                                   10                4
                                                              ------------     ------------
           TOTAL ASSETS                                            399,292           37,381
                                                              ------------     ------------
LIABILITIES:

     Income dividend payable                                            --               52
     Payable for securities purchased                                6,730            2,091
     Payable for fund shares redeemed                                  395               --
     Accrued expenses:
          Investment advisory and administrative fees                  371               19
          Other                                                        134               35
                                                              ------------     ------------
           TOTAL LIABILITIES                                         7,630            2,197
                                                              ------------     ------------

NET ASSETS                                                    $    391,662     $     35,184
                                                              ============     ============
Net assets consist of:
     Paid in capital                                          $    372,426     $     36,557
     Unrealized appreciation (depreciation) on investments          86,394           (1,366)
     Accumulated net realized loss                                 (67,158)              (7)
                                                              ------------     ------------

NET ASSETS                                                    $    391,662     $     35,184
                                                              ============     ============

SHARES OF CAPITAL STOCK OUTSTANDING                                 26,977            3,625
                                                              ============     ============
NET ASSET VALUE PER SHARE
     (Net Assets / Shares of Capital Stock Outstanding)       $      14.52     $       9.71
                                                              ============     ============

The accompanying notes are an integral part of these financial statements.

12  FREMONT MUTUAL FUNDS

                           FREMONT MUTUAL FUNDS, INC.
                           Year Ended October 31, 2003

STATEMENTS OF OPERATIONS
(ALL NUMBERS IN THOUSANDS)

                                                               INSTITUTIONAL  INSTITUTIONAL
                                                              U.S. MICRO-CAP      YIELD+
                                                                   FUND            FUND
--------------------------------------------------------------------------------------------
INVESTMENT INCOME:

     Dividends                                                 $        517     $         --
     Interest                                                            73              955
                                                               ------------     ------------
         TOTAL INCOME                                                   590              955
                                                               ------------     ------------

EXPENSES:

     Investment advisory and administrative fees                      3,722              243
     Shareholder servicing fees                                         195                8
     Custody fees                                                        59                5
     Accounting fees                                                     44                9
     Audit and legal fees                                                31               31
     Directors' fees                                                     18               10
     Registration fees                                                   30               20
     Reports to shareholders                                             92                3
     Other                                                               27                3
                                                               ------------     ------------
         TOTAL EXPENSES BEFORE REDUCTIONS                             4,218              332
     Earned custody credits                                              (2)              --
     Expenses waived by Advisor                                          --              (71)
                                                               ------------     ------------
         TOTAL NET EXPENSES                                           4,216              261
                                                               ------------     ------------
                NET INVESTMENT INCOME (LOSS)                         (3,626)             694
                                                               ------------     ------------

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENTS:

     Net realized loss from investments                             (34,732)              --
     Net unrealized appreciation on investments                     183,226              440
                                                               ------------     ------------
          Net realized and unrealized gain from investments         148,494              440
                                                               ------------     ------------

                NET INCREASE IN NET ASSETS RESULTING
                 FROM OPERATIONS                               $    144,868     $      1,134
                                                               ============     ============

The accompanying notes are an integral part of these financial statements.

                                                        FREMONT MUTUAL FUNDS  13

                           FREMONT MUTUAL FUNDS, INC.
                      Year Ended October 31, 2003 and 2002

STATEMENTS OF CHANGES IN NET ASSETS
(ALL NUMBERS IN THOUSANDS)

                                                                              INSTITUTIONAL                INSTITUTIONAL
                                                                             U.S. MICRO-CAP                    YIELD+
                                                                                  FUND                          FUND
                                                                        -------------------------     -------------------------
                                                                           2003           2002           2003           2002
                                                                        ----------     ----------     ----------     ----------
INCREASE (DECREASE) IN NET ASSETS:
     From operations:
          Net investment income (loss)                                  $   (3,626)    $   (2,955)    $      694     $    1,054
          Net realized loss from investments                               (34,732)       (23,871)            --             (7)
          Net unrealized appreciation (depreciation)
             on investments                                                183,226        (68,742)           440         (1,806)
                                                                        ----------     ----------     ----------     ----------
               Net increase (decrease) in net assets from operations       144,868        (95,568)         1,134           (759)
                                                                        ----------     ----------     ----------     ----------
     Distributions to shareholders from:
          Net investment income                                                 --             --           (694)        (1,054)
                                                                        ----------     ----------     ----------     ----------
               Total distributions to shareholders                              --             --           (694)        (1,054)
                                                                        ----------     ----------     ----------     ----------
     From capital share transactions:
          Proceeds from shares sold                                        170,437        171,991              3         50,000
          Reinvested dividends                                                  --             --            339            507
          Payments for shares redeemed                                    (176,940)      (109,534)        (9,303)        (4,989)
                                                                        ----------     ----------     ----------     ----------
               Net increase (decrease) in net assets from
                  capital share transactions                                (6,503)        62,457         (8,961)        45,518
                                                                        ----------     ----------     ----------     ----------

          Net increase (decrease) in net assets                            138,365        (33,111)        (8,521)        43,705

Net assets at beginning of year                                            253,297        286,408         43,705             --
                                                                        ----------     ----------     ----------     ----------

NET ASSETS AT END OF YEAR                                               $  391,662     $  253,297     $   35,184     $   43,705
                                                                        ==========     ==========     ==========     ==========

CAPITAL TRANSACTIONS IN SHARES:
     Sold                                                                   14,657         13,985              1          5,002
     Reinvested dividends                                                       --             --             35             52
     Redeemed                                                              (14,334)        (9,394)          (961)          (504)
                                                                        ----------     ----------     ----------     ----------

          Net increase (decrease) from capital share transactions              323          4,591           (925)         4,550
                                                                        ==========     ==========     ==========     ==========

The accompanying notes are an integral part of these financial statements.

14  FREMONT MUTUAL FUNDS

                           FREMONT MUTUAL FUNDS, INC.
                     Financial Highlights - October 31, 2003

FREMONT INSTITUTIONAL U.S. MICRO-CAP FUND                                         YEAR ENDED OCTOBER 31
--------------------------------------------------------------------------------------------------------------------------------
                                                             2003           2002           2001           2000           1999
                                                          ----------     ----------     ----------     ----------     ----------
SELECTED PER SHARE DATA
     For one share outstanding during the period
     NET ASSET VALUE, BEGINNING OF PERIOD                 $     9.50     $    12.98     $    17.37     $    13.68     $     7.52
                                                          ----------     ----------     ----------     ----------     ----------
     INCOME FROM INVESTMENT OPERATIONS
          Net investment income (loss)                          (.13)          (.11)          (.01)           .06           (.04)
          Net realized and unrealized gain (loss)               5.15          (3.37)         (3.08)          8.19           8.80
                                                          ----------     ----------     ----------     ----------     ----------
               Total income from investment operations          5.02          (3.48)         (3.09)          8.25           8.76
                                                          ----------     ----------     ----------     ----------     ----------
     LESS DISTRIBUTIONS
          From net investment income                              --             --             --           (.06)            --
          From net realized gains                                 --             --          (1.30)         (4.50)         (2.60)
                                                          ----------     ----------     ----------     ----------     ----------
               Total distributions                                --             --          (1.30)         (4.56)         (2.60)
                                                          ----------     ----------     ----------     ----------     ----------

     NET ASSET VALUE, END OF PERIOD                       $    14.52     $     9.50     $    12.98     $    17.37     $    13.68
                                                          ==========     ==========     ==========     ==========     ==========

TOTAL RETURN                                                  52.84%        (26.81)%1      (18.13)%1       60.36%1       118.10%1

RATIOS AND SUPPLEMENTAL DATA
     Net assets, end of period (000s omitted)             $  391,662     $  253,297     $  286,408     $  241,654     $  104,971
     Ratio of net expenses to average net assets2              1.30%          1.29%          1.25%          1.25%          1.25%
     Ratio of gross expenses to average net assets2            1.30%          1.29%          1.31%          1.24%          1.35%
     Ratio of net investment income (loss)
       to average net assets                                  (1.12)%         (.96)%         (.06)%          .30%          (.53)%
     Portfolio turnover rate                                    119%            64%            85%           123%           155%

1 Total return would have been lower had the Advisor not waived and/or reimbursed expenses.

2    See Note 2 of "Note to Financial Statements."

The accompanying notes are an integral part of these financial statements.

                                                        FREMONT MUTUAL FUNDS  15

                           FREMONT MUTUAL FUNDS, INC.
                     Financial Highlights - October 31, 2003

FREMONT INSTITUTIONAL YIELD+ FUND                              YEAR ENDED OCTOBER 31
---------------------------------------------------------------------------------------

SELECTED PER SHARE DATA                                         2003           2002 1
                                                             ----------      ----------
     For one share outstanding during the period
     NET ASSET VALUE, BEGINNING OF PERIOD                    $     9.61      $    10.00
                                                             ----------      ----------

     INCOME FROM INVESTMENT OPERATIONS
          Net investment income                                     .18             .22
          Net realized and unrealized gain (loss)                   .10            (.39)
                                                             ----------      ----------
               Total income from investment operations              .28            (.17)
                                                             ----------      ----------

     LESS DISTRIBUTIONS
          From net investment income                               (.18)           (.22)
                                                             ----------      ----------
               Total distributions                                 (.18)           (.22)
                                                             ----------      ----------

     NET ASSET VALUE, END OF PERIOD                          $     9.71      $     9.61
                                                             ==========      ==========

TOTAL RETURN2                                                     2.92%          (1.55)%

RATIOS AND SUPPLEMENTAL DATA
     Net assets, end of period (000s omitted)                $   35,184      $   43,705
     Ratio of net expenses to average net assets3                  .70%            .70%
     Ratio of gross expenses to average net assets3                .89%            .90%
     Ratio of net investment income to average net assets         1.86%           2.42%
     Portfolio turnover rate                                        --%             --%

1    Fund commenced operations on November 1, 2001.

2 Total return would have been lower had the Advisor not waived and/or reimbursed expenses.

3    See Note 2 of "Note to Financial Statements."

The accompanying notes are an integral part of these financial statements.

16  FREMONT MUTUAL FUNDS

                    FREMONT INSTITUTIONAL U.S. MICRO-CAP FUND
                        FREMONT INSTITUTIONAL YIELD+ FUND

                Notes to Financial Statements - October 31, 2003
           (All dollars in thousands except par and exercise prices)

1.   SIGNIFICANT ACCOUNTING POLICIES

          Fremont Mutual Funds, Inc. (the "Investment Company") is an open-end investment company authorized to issue ten billion shares of $0.0001 par value capital stock. These shares are currently offered in thirteen series, two of which, the Institutional U.S. Micro-Cap Fund and the Institutional Yield+ Fund (the "Funds"), are covered by this report. Each of the Funds has its own investment objective and maintains a totally separate investment portfolio.

          The following is a summary of significant accounting policies followed by the Funds. These policies are in conformity with accounting principles generally accepted in the United States of America for investment companies.

     A.   SECURITY VALUATION

          Investments are stated at value based on the official closing price on a national securities exchange or, in the absence of a recorded sale, at the mean between the last reported bid and asked prices. Securities for which quotations are not readily available are valued at fair value as determined in good faith under procedures approved by the Board of Directors. Short-term notes and similar securities that mature in 60 days or less are included in investments at amortized cost, which approximates market value. Investments in mutual funds are valued at net asset value.

     B.   SECURITY TRANSACTIONS

          Security transactions are accounted for as of trade date. Realized gains and losses on security transactions are determined on the basis of specific identification for both financial statement and federal income tax purposes.

     C.   INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

          Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income and estimated expenses are accrued daily. The Investment Company allocates its general expenses to each Fund based upon their relative net assets or the nature of the services performed and their applicability to each Fund. Bond discounts and premiums are amortized using the interest method for long-term securities and the straight line method for short-term securities.

     D.   INCOME TAXES

          No provision for federal income taxes is required since each Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all taxable income and net capital gains, if any, to shareholders.

          Distributions paid to shareholders are determined in accordance with income tax regulations which may differ from generally accepted accounting principles and, therefore, may differ from the information presented in the financial statements. These differences are primarily due to the varying treatments for realized losses subject to wash sale rules.

          Permanent differences are reclassified to paid in capital. Temporary differences, which will reverse in subsequent periods, are not reclassified and remain in undistributed net investment loss or accumulated realized loss. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

     E.   ACCOUNTING ESTIMATES

          The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense for the reporting period. Actual results could differ from those estimates.

     F.   REPURCHASE AGREEMENTS

          Each Fund may enter into repurchase agreements through which the Fund acquires a security (the "underlying security") from the seller, a well-established securities dealer or bank that is a member of the Federal Reserve System. The bank or securities dealer agrees to repurchase the underlying security at the same price, plus a specified amount of interest, at a later date. The Fund's repurchase agreements generally have a term of less than one week. The seller must maintain collateral with the Fund's custodian equal to at least 100% of the repurchase price, including accrued interest. At October 31, 2003, all outstanding repurchase agreements held by the Funds had been entered into on that day.

     G.   INDEMNIFICATION OBLIGATIONS

          Under the Funds' organizational documents, its current and former officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties that provide general indemnifications. The Funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred or that would be covered by other parties.

                                                        FREMONT MUTUAL FUNDS  17

                    FREMONT INSTITUTIONAL U.S. MICRO-CAP FUND
                        FREMONT INSTITUTIONAL YIELD+ FUND

                Notes to Financial Statements - October 31, 2003
           (All dollars in thousands except par and exercise prices)

2.   TRANSACTIONS WITH RELATED PARTIES

          INVESTMENT ADVISOR

          Each of the Funds has entered into an investment advisory agreement and an administrative services agreement with Fremont Investment Advisors, Inc. (the "Advisor"), a majority-owned subsidiary of Fremont Investors, Inc. Under these agreements, the Advisor supervises and implements the Fund's investment activities and provides administrative services as necessary to conduct Fund business. For its advisory services, the Advisor receives a fee based on the average daily net assets of the Funds as described below.

               Institutional U.S. Micro-Cap Fund       1.00%*
               Institutional Yield+ Fund               0.50%*

          * The Advisor has contractually waived and/or reimbursed some of its fees for these Funds. The waivers may be changed in the future.

          For administrative services received, each Fund pays the Advisor an administrative fee of 0.15% of average daily net assets.

          For the Institutional U.S. Micro-Cap Fund and Institutional Yield+ Fund, the Advisor has contractually limited the total operating expenses to 1.35% and 0.70%, respectively, of average daily net assets. To the extent management fees are waived and/or other expenses are reimbursed by the Advisor, the Fund may reimburse the Advisor for any reductions in the Fund's expenses during the three years following that reduction if such reimbursement is requested by the Advisor, if such reimbursement can be achieved within the foregoing expense limit, and if the Board of Directors approves the reimbursement at the time of the request as not inconsistent with the best interests of the Fund. The Advisor has not recouped waivers and reimbursements of $146 and $157, respectively, from the Institutional U.S. Micro-Cap Fund and the Institutional Yield+ Fund as of October 31, 2003.

          The Advisor is in the process of selling its business. The contractual limitations on fund operating expenses and the waiver of expenses by the Advisor may only be changed with Board approval or at the termination of the investment advisory contract. The investment advisory contract automatically terminates upon the sale of the Advisor. As such, they may be continued, terminated or modified, by the Advisor, or its successor. If a sale of the Advisor's business were to occur, fund shareholders will be provided with a proxy requesting approval of the terms of any new investment advisory fees.

          Each of the Funds has an arrangement with its custodian whereby fees for custody services are reduced by credits earned on cash balances on deposit with the custodian. Such balances could have been employed by the Fund to produce income.

          AFFILIATED COMPANY TRANSACTIONS

          Investments in portfolio companies, 5% or more of whose outstanding voting securities are held by the Fund, are defined in the Investment Act of 1940 as "affiliated" companies. The Institutional Yield+ Fund did not have any affiliated company transactions for the year ended October 31, 2003. The following is a summary of transactions for each issuer who was an affiliate during the year ended October 31, 2003 for the Institutional U.S. Micro-Cap Fund:

                                       SHARE                                                                  SHARE
                                      BALANCE     AGGREGATE      AGGREGATE       NET                         BALANCE       VALUE
                                    OCTOBER 31,    PURCHASE        SALES       REALIZED                    OCTOBER 31,   OCTOBER 31,
          ISSUER                       2002          COST          COST       GAIN/(LOSS)      INCOME         2003          2003
                                    -----------------------------------------------------------------------------------------------
          BHA Group Holdings, Inc.         --+    $    5,962    $    3,073    $      289     $       24       316,500    $    7,406
          hi/fn, inc                       --+         1,631           553            99             --       548,200         5,433
          NeoPharm, Inc.                   --+         3,589         1,811          (260)            --     1,003,441        15,333
          PDF Solutions, Inc.              --+         5,882           613           (22)            --     1,176,200        13,879
          Stratos Lightwave, Inc.          --+           353        10,286        (8,378)            --            --           --*
          Vixel Corp.                      --+         5,966           309            --             --     1,317,100        13,131
                                                  -----------------------------------------------------                  ----------
                                                  $   23,383    $   16,645    $   (8,272)    $       24                  $   55,182
                                                  =====================================================                  ==========

          + Issuer is not an affiliated company at October 31, 2002.
          * Issuer is not an affiliated company at October 31, 2003.

18  FREMONT MUTUAL FUNDS

                    FREMONT INSTITUTIONAL U.S. MICRO-CAP FUND
                        FREMONT INSTITUTIONAL YIELD+ FUND

                Notes to Financial Statements - October 31, 2003
           (All dollars in thousands except par and exercise prices)

          OTHER RELATED PARTIES

          At October 31, 2003, Fremont Investors, Inc. and its affiliated companies including their employee retirement plans, its principal shareholder and members of his family, including trusts, owned directly or indirectly approximately 3% of the Institutional U.S. Micro-Cap Fund and 58% of the Institutional Yield+ Fund.

          Certain officers and/or directors of the Funds are also officers and/or directors of the Advisor and/or Fremont Investors, Inc. None of the officers and/or directors so affiliated receives compensation for services as officers and/or directors of the Funds.

          Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, each Fund may invest cash in money market funds sponsored and managed by the Advisor. The terms of such transactions are identical to those of non-related entities. As of October 31, 2003, the Institutional U.S. Micro-Cap Fund had 10% invested in the Fremont Money Market Fund. The Institutional U.S. Micro Cap Fund earned dividends of $367 from the Fremont Money Market Fund during the year ended October 31, 2003.

3.   PURCHASES AND SALES/MATURITIES OF INVESTMENT SECURITIES

          Aggregate purchases and aggregate proceeds from sales and maturities of securities for the year ended October 31, 2003, were as follows:

                                                     PURCHASES      PROCEEDS
          ----------------------------------------------------------------------
          Long-term securities:
             Institutional U.S. Micro-Cap Fund        $322,533      $322,700
             Institutional Yield+ Fund                   4,200            --

4.   PORTFOLIO CONCENTRATIONS

          Although each Fund has a diversified investment portfolio, there are certain investment concentrations of risk which may subject the Funds more significantly to economic changes occurring in certain segments or industries.

5.   FEDERAL INCOME TAX MATTERS

          As of October 31, 2003, the tax basis components of net assets were as follows:

                                                 INSTITUTIONAL  INSTITUTIONAL
                                                U.S. MICRO-CAP      YIELD+
                                                      FUND           FUND
                                                -----------------------------
          COST OF INVESTMENTS FOR TAX PURPOSES    $  313,507     $   38,068
                                                  =========================
          Gross tax unrealized appreciation       $   95,165     $       39
          Gross tax unrealized depreciation          (11,775)        (1,405)
                                                  -------------------------
          NET TAX UNREALIZED APPRECIATION
              (DEPRECIATION) ON INVESTMENTS           83,390         (1,366)
          CAPITAL LOSS CARRYFORWARD                  (64,154)            (7)
          PAID IN CAPITAL                            372,426         36,557
                                                  -------------------------
          NET ASSETS                              $  391,662     $   35,184
                                                  =========================

          The tax composition of dividends for the year ended October 31, 2003 were as follows:

                                                       ORDINARY      LONG-TERM
                                                        INCOME     CAPITAL GAINS
          ----------------------------------------------------------------------
          Institutional U.S. Micro-Cap Fund              $--            $--
          Institutional Yield+ Fund                      685             --

          For federal income tax purposes, the following Funds have capital loss carryforwards at October 31, 2003 that may reduce distributions of realized gains in future years.

                                              INSTITUTIONAL      INSTITUTIONAL
          EXPIRING IN                      U.S. MICRO-CAP FUND    YIELD+ FUND
          ----------------------------------------------------------------------
          2009                                   $  6,557             $ --
          2010                                     20,413                7
          2011                                     37,184               --
                                            ------------------------------------
                                                 $ 64,154             $  7
                                            ====================================

                                                        FREMONT MUTUAL FUNDS  19

                    FREMONT INSTITUTIONAL U.S. MICRO-CAP FUND
                        FREMONT INSTITUTIONAL YIELD+ FUND
                Notes to Financial Statements - October 31, 2003
           (All dollars in thousands except par and exercise prices)

6.   LINE OF CREDIT

          The Investment Company has a Line of Credit Arrangement ("LOC") with State Street Bank and Trust Company. Under the terms of the LOC, each Fund's borrowings cannot exceed 20% of each Fund's net assets and the combined borrowings of all Funds cannot exceed the $40 million cap on the total line of credit. The interest rate paid on the Line of Credit equals State Street Bank's overnight federal funds rate as determined on each day at 11:00 am Boston time plus 0.50% per annum. The Funds pay a commitment fee of 0.09% per annum of the unused balance of the Line of Credit. Borrowing activity under the line of credit during the year ended October 31, 2003 was as follows:

                                                                                                 AMOUNT
                                            AVERAGE AMOUNT    MAXIMUM AMOUNT    INTEREST     OUTSTANDING AT
          FUND                               OUTSTANDING       OUTSTANDING       EXPENSE    OCTOBER 31, 2003
          --------------------------------------------------------------------------------------------------
          Institutional U.S. Micro-Cap Fund      $15              $5,553           $--*            $--

          * Less than $1,000.

7.   LEGAL MATTERS (UNAUDITED)

          In late 2003, many companies in the mutual fund industry received regulatory inquiries into their trading practices, specifically related to late trading and market timing. The Advisor and the Funds have received requests to supply information from the New York Attorney General, the U. S. Securities and Exchange Commission and the U.S. Attorney General in the Northern District of California. The Advisor and the Funds are cooperating fully with these inquiries. In addition, the SEC has commenced a formal investigation concerning the Advisor and the Funds' trading activities. The Board of Directors of the Funds has established a special committee of independent directors to direct and oversee a comprehensive review of the facts and circumstances relevant to the Funds' trading practices.

          At this point in that internal review, the Advisor and the Funds have found no evidence of late trading. To date, the review has identified the past existence of market timing arrangements with a few clients that may have been inconsistent with the Advisor's and the Funds' own policies. The last such arrangement was terminated in the fourth quarter of 2002. For each client who actually traded pursuant to such an arrangement, the Advisor's preliminary analysis found that, in the aggregate, such trading activity resulted in a net loss for that client in each Fund in which that client had an arrangement. Most of the Funds did not experience timing transactions under those arrangements, and the few Advisor management personnel who where believed to have initiated, negotiated, or approved those arrangements are no longer employees of the Advisor for unrelated reasons.

          These investigations are not yet complete and the impact to the Funds has not yet been determined.

20  FREMONT MUTUAL FUNDS

                    FREMONT INSTITUTIONAL U.S. MICRO-CAP FUND
                        FREMONT INSTITUTIONAL YIELD+ FUND

                       Directors and Officers (Unaudited)

                                                                                                  NUMBER OF
                                                                                                PORTFOLIOS IN
          NAME                                                                                   FUND COMPLEX         OTHER
         ADDRESS                    POSITIONS         YEAR            PRINCIPAL OCCUPATIONS      OVERSEEN BY      DIRECTORSHIPS
      DATE OF BIRTH                    HELD         ELECTED(1)           PAST FIVE YEARS           DIRECTOR           HELD
------------------------------------------------------------------------------------------------------------------------------------
"NON-INTERESTED" DIRECTORS
------------------------------------------------------------------------------------------------------------------------------------
Richard E. Holmes(4)                 Director         1988       Vice President and Director,         13
Fremont Investment Advisors, Inc                                 BelMar Advisors, Inc.
333 Market Street, 26th Floor                                    (marketing firm)
San Francisco, CA 94105
5-14-43
------------------------------------------------------------------------------------------------------------------------------------
David L. Egan(4)(5)                  Director         1995       President, Fairfield Capital         13
Fremont Investment Advisors, Inc                                 Associates, Inc. Founding
333 Market Street, 26th Floor                                    Partner of China Epicure,
San Francisco, CA 94105                                          LLC and Palisades
5-1-34                                                           Trading Company, LLC
------------------------------------------------------------------------------------------------------------------------------------
Kimun Lee(4)                         Director         1998       Principal of Resources               13      Montalvo Arts
Fremont Investment Advisors, Inc                                 Consolidated (a consulting                   Association,
333 Market Street, 26th Floor                                    and investment banking                       Cal Performances
San Francisco, CA 94105                                          service group)                               (University of
6-17-46                                                                                                       California
                                                                                                              at Berkeley)
------------------------------------------------------------------------------------------------------------------------------------
Christine D. Timmerman(4)            Director         1999       Financial Consultant                 13
Fremont Investment Advisors, Inc
333 Market Street, 26th Floor
San Francisco, CA 94105
6-29-46

                                                        FREMONT MUTUAL FUNDS  21

                    FREMONT INSTITUTIONAL U.S. MICRO-CAP FUND
                        FREMONT INSTITUTIONAL YIELD+ FUND

                       Directors and Officers (Unaudited)

                                                                                                  NUMBER OF
                                                                                                PORTFOLIOS IN
          NAME                                                                                   FUND COMPLEX         OTHER
         ADDRESS                    POSITIONS         YEAR            PRINCIPAL OCCUPATIONS      OVERSEEN BY      DIRECTORSHIPS
      DATE OF BIRTH                    HELD         ELECTED(1)           PAST FIVE YEARS           DIRECTOR           HELD
------------------------------------------------------------------------------------------------------------------------------------
"INTERESTED" DIRECTORS(2) AND OTHER OFFICERS
------------------------------------------------------------------------------------------------------------------------------------
David L. Redo                        Director         1988       7/03-Present, Principal and          13      Sit/Kim International
Fremont Investment, Advisors, Inc.                               Portfolio Manager, Wetherby                  Investment Associates,
333 Market Street, 26th Floor                                    Asset Management; 5/01-7/03,                 Callan Associates,
San Francisco, CA 94105                                          Managing Director, Fremont                   Cal Performances
9-1-37                                                           Investment Advisors, Inc.;                   (University of
                                                                 9/88-5/01, - CEO &                           California at
                                                                 Managing Director, Fremont                   Berkeley), Berkeley
                                                                 Investment Advisors, Inc.;                   Foundation
                                                                 9/88-7/03, Managing Director,
                                                                 Fremont Group, LLC and
                                                                 Fremont Investors, Inc.
------------------------------------------------------------------------------------------------------------------------------------
Deborah L. Duncan(3)                 Chairman,        2003       1/03-Present, Chairman &             13      New York University
Fremont Investment Advisors, Inc.    President,                  President & Director of the                  Stern School
333 Market Street, 26th Floor        Director                    Board of Fremont Mutual
San Francisco, CA 94105                                          Funds, Inc. 4/01-Present,
4-24-55                                                          Managing Director and
                                                                 CFO, Fremont Group, LLC,
                                                                 1979-2000, Executive
                                                                 VP/Asset Management
                                                                 Executive, Chase
                                                                 Manhattan Bank
------------------------------------------------------------------------------------------------------------------------------------
James E. Klescewski                  CFO,             2003       4/03-Present CFO, Treasurer,         13
Fremont Investment Advisors, Inc.    Treasurer                   Fremont Investment Advisors,
333 Market Street, 26th Floor                                    Inc., 7/98-4/03, CFO,
San Francisco, CA 94105                                          Montgomery Asset
11-6-55                                                          Management, LLC
------------------------------------------------------------------------------------------------------------------------------------
Tina Thomas                          Senior Vice      1998       6/03-Present, Senior Vice            13
Fremont Investment Advisors, Inc.    President,                  President, Secretary and
333 Market Street, 26th Floor        Secretary,                  Chief Compliance Officer
San Francisco, CA 94105              and Chief                   6/96-6/03, Vice President,
8-7-49                               Compliance                  Secretary, and Chief
                                     Officer                     Compliance Officer, Fremont
                                                                 Investment Advisors, Inc.

(1) Directors and officers of the Funds serve until their resignation, removal or retirement.

(2)  "Interested persons" within the meaning as defined in the 1940 Act.

(3)  Member of the Executive Committee

(4)  Member of the Audit Committee

(5) David L. Egan will retire from the Fremont Mutual Fund Board effective December 31, 2003.

The statement of additional information contains additional information about fund directors and officers and is available without charge, upon request, by calling 1-800-548-4539.

22  FREMONT MUTUAL FUNDS

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

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

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

FREMONT FUNDS
------------------------------
333 Market Street, Suite 2600
San Francisco, CA 94105


Distributed by Quasar Distributors, LLC, Milwaukee, WI 53202

BR001b-0312

[GRAPHIC]

"THE  STOCK  MARKET'S  RECOVERY...  HAS  CLEARLY  DEMONSTRATED  THE  VALUE  OF A
DISCIPLINED   LONG-TERM   INVESTMENT   STRATEGY  BUILT  AROUND  A  WELL-BALANCED
PORTFOLIO."

-- E. Douglas Taylor


FREMONT MUTUAL FUNDS, INC.
--------------------------------------------------------------------------------
                                 U.S. MICRO-CAP ANNUAL REPORT | OCTOBER 31, 2003

                                                  fremont
                                                     FREMONT INVESTMENT ADVISORS

A MESSAGE FROM E. DOUGLAS TAYLOR,
PRESIDENT & CEO OF FREMONT INVESTMENT ADVISORS
--------------------------------------------------------------------------------

Dear Fremont Fund Shareholders,

"It was the best of times, it was the worst of times..." These words from Charles Dickens' 1859 classic novel, A Tale of Two Cities, are analogous to America's mutual fund industry today. On one hand, mutual funds have arguably become the number one investment choice in our country. Mutual funds offer the potential for capital appreciation and income, diversification, professional management and reasonable cost.

On the other hand, the current mutual fund scandals have tarnished the mutual fund companies' reputation and undermined investor confidence and trust. For Fremont Investment Advisors, Inc. (FIA's) statement, please refer to the Fremont Funds' Web site. I am personally optimistic that these problems will be resolved and the industry will continue to be strong. Quick and direct action by regulators, supported by committed investment managers and dedicated Boards of Directors, will help to repair any structural deficiencies and restore investor confidence.

Turning more directly towards your investments, late in 2003 the signs of recovery in the U.S. economy are becoming increasingly evident. Interest rates and inflation are low, while productivity gains are high, and although job growth is low, GDP in the third quarter of 2003 is surprisingly strong, up 8.2%. The good news for our investors is that world capital markets have been strong since the first quarter, with the U.S. stock market up over 21% through the first 10 months of the year, as measured by the S&P 500, while international markets (EAFE) are up nearly 26%. Further, I am pleased to report that the U.S. Micro-Cap Fund sub-advised by Kern Capital Management, is performing nicely, outpacing its benchmark, the Russell 2000 Growth Index, by a respectable amount year to date.+ The stock market's recovery, coming after the greatest decline since the 1930s, is welcome and has clearly demonstrated the value of a disciplined long-term investment strategy built around a well-balanced portfolio.

You may recall that in January 2003, when I joined the firm, FIA announced that it would be sold within a year or so. That process is proceeding as planned, and it is expected that you will be hearing from us in the near future regarding our specific progress on that front. The management of FIA and the Fremont Funds' Board of Directors remain committed to protecting and growing your investment in our funds throughout the sale process.

As I write this letter, it is near Thanksgiving, one of my very favorite holidays. Thanksgiving is a time when we all pause to reflect and think of all the bounty that we have been given. As I do so, I am at once humbled and honored to live in a country where honesty and integrity are still revered. The great majority of us continue to strive for the higher ground in our personal and business dealings, reflecting the time-honored values of mutual trust, dedicated effort and personal discipline. May I wish you peace and prosperity in 2004 and beyond.

Sincerely,

/s/ E. Douglas Taylor

E. Douglas Taylor
President & CEO
Fremont Investment Advisors

[SIDEBAR]

[PHOTO]

"THE  STOCK  MARKET'S  RECOVERY...  HAS  CLEARLY  DEMONSTRATED  THE  VALUE  OF A
DISCIPLINED   LONG-TERM   INVESTMENT   STRATEGY  BUILT  AROUND  A  WELL-BALANCED
PORTFOLIO."

[END SIDEBAR]

+ For fund performance, please refer to page 3. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. Investment returns and principal value will fluctuate so that an investor's shares when redeemed, may be worth more or less than their original cost.

TABLE OF CONTENTS
--------------------------------------------------------------------------------

FUND PROFILE AND LETTER TO SHAREHOLDERS                                        2

REPORT OF INDEPENDENT AUDITORS                                                 5

SCHEDULE OF INVESTMENTS IN SECURITIES AND NET ASSETS                           6

COMBINED FINANCIAL STATEMENTS

Statement of Assets and Liabilities                                            8

Statement of Operations                                                        9

Statement of Changes in Net Assets                                            10

FINANCIAL HIGHLIGHTS                                                          11

NOTES TO FINANCIAL STATEMENTS                                                 12

DIRECTORS AND OFFICERS                                                        16

This report was prepared for the shareholders of the Fremont Funds. The report is authorized for distribution to prospective investors in the Funds only when it is preceded or accompanied by a currently effective prospectus. Read the prospectus carefully before investing. The managers' views expressed herein are subject to change at any time. This report does not offer for sale or solicit orders to buy any security.

Fund holdings and sector allocations are subject to change at any time and should not be considered a recommendation to buy or sell any security.

FREMONT U.S. MICRO-CAP FUND
--------------------------------------------------------------------------------

Portfolio Co-Managers
Robert E. Kern, Jr. and David G. Kern
Kern Capital Management LLC

[PHOTO]

Robert E. Kern, Jr. and David G. Kern, CFA

FUND PROFILE

THE U.S. MICRO-CAP STOCK MARKET IS A BREEDING GROUND FOR ENTREPRENEURIALLY MANAGED COMPANIES WITH EXCEPTIONAL GROWTH PROSPECTS. WITH MINIMAL WALL STREET RESEARCH COVERAGE AND LOW INSTITUTIONAL OWNERSHIP, MICRO-CAP STOCKS REPRESENT THE LEAST EFFICIENT SECTOR OF THE DOMESTIC EQUITIES MARKET. THIS INEFFICIENCY CREATES ATTRACTIVE INVESTMENT OPPORTUNITIES FOR THE RESEARCH-DRIVEN STOCK PICKERS MANAGING THE FREMONT U.S. MICRO-CAP FUND.

     SINCE THE INVESTMENT POTENTIAL OF MICRO-CAP STOCKS IS LARGELY DETERMINED BY THE BUSINESS PROSPECTS FOR INDIVIDUAL COMPANIES RATHER THAN MACRO-ECONOMIC TRENDS, THE FUND'S FOCUS IS ON BOTTOM-UP STOCK SELECTION. FUND MANAGEMENT ANALYZES FINANCIAL STATEMENTS, THE COMPANY'S COMPETITIVE POSITION, AND MEETS WITH KEY CORPORATE DECISION MAKERS TO DISCUSS THEIR STRATEGIES FOR FUTURE GROWTH.

     ROBERT E. KERN, JR. IS NATIONALLY RECOGNIZED AS A PIONEER AND LEADING PRACTITIONER OF MICRO-CAP RESEARCH AND PORTFOLIO MANAGEMENT.

TO OUR SHAREHOLDERS,

For the six months ended October 31, 2003, the Fremont U.S. Micro-Cap Fund returned 39.79%, compared to the Russell 2000 Index's 33.30% and the Russell 2000 Growth Index's 36.11% gains. For the twelve months ended on the same date, the Fund returned 52.69% versus the Russell 2000 Index's 43.35% and the Russell 2000 Growth Index's 46.53%.

     Since stocks took off in early March 2003, we have experienced a broad-based rally with all four of the most innovative sectors in the U.S. economy (technology, health care, consumer and services) posting positive gains. Two sectors performed exceptionally well. Our technology sector investments were responsible for approximately 62% of the Fund's equity return during fiscal 2003 and our health care holdings chipped in another 17%. Services company holdings contributed 9%, and consumer and special situations 6% each.

     Innovative growth companies have been among the best performing stocks over the past year and we would like to highlight the companies that made the largest contribution to performance in each sector. Trident Microsystems, which designs integrated circuits for next generation digital televisions, was our top tech sector contributor. Arthrocare, which specializes in instruments for soft tissue surgical procedures, topped our list in the health care category. CoStar Group, the leading commercial real estate database company, was number one in services, and clothier Jos A. Bank tops in the consumer sector. We also received a performance windfall in October from our investment in Vixel (our third largest holding), a data storage networking company, that agreed to be acquired at a 31% premium to its September closing price. While big winners are nice, we are particularly proud of the fact that the dollar contribution from gainers exceeded the dollar declines from losers by a 7 to 1 margin this year. We have always believed that avoiding losers is every bit as important as finding potential winners.

     Sector allocation did not change significantly in the second half of fiscal 2003. The technology sector allocation declined modestly from 41% of assets at mid-year to 37% at year-end, a result of some modest profit taking in stocks whose valuations had become stretched. The health care sector allocation increased from 17% to 20%, consumer investments went from 9% to 13%, and special situations from 4% to 6%. Allocation in the services category declined from 14% to 12% and cash was reduced from 15% to 12%.

     Over the last seven months, the stock market has soared in anticipation of a stronger economy and valuations have increased substantially. Impressive calendar third quarter GDP growth and the likelihood of good fourth quarter numbers have ratcheted up expectations for 2004. Although most economic data points are currently positive, we are somewhat concerned that the still highly competitive pricing environment in many businesses will limit profit margin expansion and restrain earnings growth. In addition, if economic growth slows, we may see earnings disappointments and investors becoming much more valuation sensitive. We believe this represents the primary risk to a continuation of the stock market advance.

     Investors have become increasingly short-term oriented, focusing on mutual funds' one-year performance instead of their longer-term track records. We always encourage our shareholders to maintain a longer-term perspective. We are justifiably proud of our absolute and relative returns in fiscal 2003. But, we would rather our shareholders (and prospective shareholders) focus on our 5-year track record, which encompasses two years of very generous markets and three years of a super bear market. We are pleased to report that for the 5-year period ended October 31, 2003, the Fremont U.S. Micro-Cap Fund had a compounded average annualized return of 22.36% compared to the Russell 2000 Index's 8.34% gain.

     In closing, back in March, we published an article titled "Top Reasons to Invest in

2  FREMONT MUTUAL FUNDS

Micro-Cap Growth Companies Now" on the Fremont Web site. The three key reasons were: the micro-cap asset class represents a huge universe of investment opportunity; micro-cap stocks provide "pure participation" in high-growth niche markets; and innovative micro-cap companies are less dependent on the macro-economic environment to achieve their business goals. Our timing couldn't have been much better. However, we believe these same reasons for investing in micro-cap stocks hold true for the long term as well, and that the Fund can continue to produce above-average returns over full market cycles.

Sincerely,

/s/ Robert E. Kern, Jr.    /s/ David G. Kern

Robert E. Kern, Jr. and David G. Kern
Portfolio Co-Managers

FREMONT U.S. MICRO-CAP FUND
SECTOR DIVERSIFICATION
AS OF 10/31/03
--------------------------------------------------------------------------------

[PIE CHART]

Cash (12.3%)
Other (10.1%)
Technology (Software) (8.3%)
Retail (8.9%)
Business Equipment & Services (12.1%)
Technology (Equipment) (13.2%)
Technology (Components) (15.7%)
Health Care (19.4%)

ANNUAL RETURNS                     TOP TEN HOLDINGS

06/30/94-10/31/94*       +3.60%    Trident Microsystems, Inc. ........      4.2%
11/01/94-10/31/95       +38.38%    NeoPharm, Inc .....................      3.8%
11/01/95-10/31/96       +41.46%    Vixel Corp. .......................      3.5%
11/01/96-10/31/97       +28.80%    PDF Solutions, Inc ................      3.1%
11/01/97-10/31/98       -23.45%    Anaren Microwave, Inc .............      2.8%
11/01/98-10/31/99      +110.16%**  ArthroCare Corp ...................      2.7%
11/01/99-10/31/00       +46.07%    Kroll, Inc. .......................      2.3%
11/01/00-10/31/01       -20.05%    Too, Inc. .........................      2.2%
11/01/01-10/31/02       -26.92%    CoStar Group, Inc .................      2.1%
11/01/02-10/31/03       +52.69%    Eclipsys Corp .....................      2.0%
                                                       TOTAL               28.7%
* Unannualized.

--------------------------------------------------------------------------------
GROWTH OF $10,000(1)

[GRAPH]

Fremont U.S. Micro-Cap Fund                       ($54,962)

Russell 2000 Index***                             ($25,005)

Russell 2000 Growth Index***                      ($18,209)
--------------------------------------------------------------------------------

AVERAGE ANNUAL RETURNS FOR PERIODS ENDED 10/31/03

                                 1 Year    5 Years    Since Inception (06/30/94)
--------------------------------------------------------------------------------
Fremont U.S. Micro-Cap Fund      52.69%     22.36%              20.02%

Russell 2000 Index               43.35%      8.34%              10.32%

Russell 2000 Growth Index        46.53%      3.40%               6.63%

(1) Assumes initial investment of $10,000 on June 30, 1994. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. Investment return and principal value will fluctuate so that an investor's shares when redeemed, may be worth more or less than their original cost. All performance figures assume the reinvestment of dividends and capital gains. Management fees and other expenses are not incorporated in the Russell 2000 Index or the Russell 2000 Growth Index.

Investments in newly emerging companies are subject to erratic earning patterns, competitive conditions within the industry, limited earnings history and a reliance on one or a limited number of products.

** The returns shown we achieved in a period of generally rising market values, especially in the technology sector. Investors should not expect that such favorable returns can be consistently achieved.

*** See definitions on page 4.

                                                         FREMONT MUTUAL FUNDS  3

                           FREMONT MUTUAL FUNDS, INC.
                                  Definitions+

RUSSELL 2000 GROWTH INDEX - Measures the performance of the Russell 2000 companies (see definition below) with higher price-to-book ratios and higher forecasted growth values.

RUSSELL 2000 INDEX - Composed of the 2000 smallest stocks in the Russell 3000 Index, and is widely regarded in the industry as the premier measure of small cap stock performance.

+ Indexes are not available for investment and do not incur expenses.

4  FREMONT MUTUAL FUNDS

REPORT OF INDEPENDENT AUDITORS
--------------------------------------------------------------------------------

To the Board of Directors and Shareholders of Fremont Mutual Funds, Inc.:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Fremont U.S. MicroCap Fund, (one of the funds constituting Fremont Mutual Funds, Inc., hereafter referred to as the "Fund") at October 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
San Francisco, California
December 18, 2003

                                                  FREMONT U.S. MICRO-CAP FUND  5

                           FREMONT U.S. MICRO-CAP FUND
                                October 31, 2003

SCHEDULE OF INVESTMENTS IN SECURITIES AND NET ASSETS

                                                                    Value (000s)
    Shares      Security Description                                  (Note 1)
--------------------------------------------------------------------------------

COMMON STOCKS 87.7%

BUSINESS EQUIPMENT & SERVICES 12.1%

   1,586,400    Alloy, Inc.*                                       $      7,107
      67,900    Bright Horizons Family Solutions, Inc.*                   2,917
     934,800    Centra Software, Inc.*                                    2,711
     307,600    Concord Camera Corp.*                                     3,950
     320,300    CoStar Group, Inc.*                                      12,059
     740,800    Harris Interactive, Inc.*                                 4,926
     195,400    Infocrossing, Inc.*                                       1,837
     573,400    Kroll, Inc.*                                             13,337
     391,500    Labor Ready, Inc.*                                        4,256
     282,100    ManTech International
                  Corp. (Class A)*                                        6,900
     165,000    Pemstar, Inc.*                                              579
   1,856,400    Perma-Fix Environmental
                Services, Inc.(a)*                                        4,251
     152,000    World Fuel Services Corp.                                 4,356
                                                                   ------------
                                                                         69,186
                                                                   ------------
CAPITAL GOODS 4.7%

     414,600    AAON, Inc.*                                               7,666
     421,300    BHA Group Holdings, Inc. (Class A)(a)                     9,858
     390,800    IMPCO Technologies, Inc.*                                 3,447
     330,450    Northern Technologies
                  International Corp.(a)                                  1,834
     226,700    OSI Systems, Inc.*                                        4,169
                                                                   ------------
                                                                          26,974
                                                                   ------------
CONSUMER NON-DURABLES 1.3%

     194,500    Chattem, Inc.*                                            2,853
     802,100    Poore Brothers, Inc.*                                     3,690
      82,500    Stake Technology Ltd.*                                      791
                                                                   ------------
                                                                          7,334
                                                                   ------------
CONSUMER SERVICES 3.1%

     271,700    Dover Motorsports, Inc.                                   1,008
     364,100    Lions Gate Entertainment Corp.*                           1,493
     148,300    Monro Muffler, Inc.*                                      4,872
     618,500    MTR Gaming Group, Inc.*                                   6,760
     307,300    Nevada Gold & Casinos, Inc.*                              3,934
                                                                   ------------
                                                                         18,067
                                                                   ------------
FINANCIAL SERVICES (OTHER) 1.0%

      21,000    American Physicians Capital, Inc.*                          555
      45,800    Bankrate, Inc.*                                             699
     136,900    Infinity Property & Casualty Corp.                        4,449
                                                                   ------------
                                                                          5,703
                                                                   ------------
HEALTH CARE 19.4%

     191,100    Advanced Neuromodulation
                  Systems, Inc.*                                          7,835
     679,000    ArthroCare Corp.*                                        15,176
     250,400    Atherogenics, Inc.*                                       4,129
     170,200    Conceptus, Inc.*                                          2,085
     978,600    Eclipsys Corp.*                                          11,596
     806,900    Encore Medical Corp.*                                     5,519
     211,700    Exact Sciences Corp.*                                     2,248
   1,227,700    Harvard Bioscience, Inc.*                                 9,086
     250,200    ICON PLC*                                                10,696

                                                                    Value (000s)
    Shares      Security Description                                  (Note 1)
--------------------------------------------------------------------------------

HEALTH CARE (Cont.)

     626,700    Intuitive Surgical, Inc.*                          $      9,081
   1,435,920    NeoPharm, Inc.(a)*                                       21,941
     262,100    OraSure Technologies, Inc.*                               2,204
     171,700    Possis Medical, Inc.*                                     2,795
     543,600    Quidel Corp.*                                             4,947
     117,100    Vital Images, Inc.*                                       2,108
                                                                   ------------
                                                                        111,446
                                                                   ------------

RETAIL 8.9%

     475,200    California Pizza Kitchen, Inc.*                           8,839
     198,500    Electronics Boutique Holdings Corp.*                      5,647
     272,600    Genesco, Inc.*                                            4,593
     635,000    J. Jill Group, Inc. (The)*                                7,728
     284,500    Stage Stores, Inc.*                                       8,185
     767,900    Too, Inc.*                                               12,670
     304,700    Wild Oats Markets, Inc.*                                  3,163
                                                                   ------------
                                                                         50,825
                                                                   ------------
TECHNOLOGY (COMPONENTS) 15.7%

     903,700    Alliance Semiconductor Corp.*                             6,959
   1,113,400    Anaren Microwave, Inc.(a)*                               15,755
     380,800    APA Optics, Inc.*                                         1,017
     217,000    Exfo Electro-Optical Engineering, Inc.*                     803
     808,700    hi/fn, inc.(a)*                                           8,014
   1,501,968    Identix, Inc.*                                            8,636
     658,400    Kopin Corp.*                                              4,826
     130,700    OpticNet, Inc.(b)*                                            5
   1,034,900    Trident Microsystems, Inc.(a)*                           24,010
   2,021,200    Vixel Corp.(a)*                                          20,151
                                                                   ------------
                                                                         90,176
                                                                   ------------
TECHNOLOGY (EQUIPMENT) 13.2%

   1,083,300    Alvarion Ltd.*                                            8,428
     284,200    Applied Signal Technology, Inc.                           5,883
     374,100    ATMI, Inc.*                                               8,601
     809,200    AudioCodes Ltd.*                                          6,935
     560,700    Crossroads Systems, Inc.*                                 1,699
      29,100    Dot Hill Systems Corp.*                                     390
     149,200    FormFactor, Inc.*                                         3,720
     582,800    Intevac, Inc.*                                            7,664
     925,600    Remec, Inc.*                                             10,209
     370,900    Rimage Corp.*                                             5,638
     876,900    RIT Technologies Ltd.(a)*                                 1,483
     377,000    Sensytech, Inc.(a)*                                       5,655
     375,300    Sunrise Telecom, Inc.                                     1,569
     471,800    Tut Systems, Inc.*                                        2,571
     485,700    X-Rite, Inc.                                              5,284
                                                                   ------------
                                                                         75,729
                                                                   ------------
TECHNOLOGY (SOFTWARE) 8.3%

     197,000    F5 Networks, Inc.*                                        4,927
     663,800    FalconStor Software, Inc.*                                4,992
     282,700    MDSI Mobile Data Solutions, Inc.*                         1,473
     794,400    Opnet Technologies, Inc.*                                11,153
   1,518,200    PDF Solutions, Inc.(a)*                                  17,915
     397,000    Pervasive Software, Inc.*                                 3,176
     411,900    Tier Technologies, Inc.*                                  4,222
                                                                   ------------
                                                                         47,858
                                                                   ------------

TOTAL COMMON STOCKS (Cost $388,424)                                     503,298
                                                                   ------------

The accompanying notes are an integral part of these financial statements.

6  FREMONT U.S. MICRO-CAP FUND

                           FREMONT U.S. MICRO-CAP FUND
                                October 31, 2003

SCHEDULE OF INVESTMENTS IN SECURITIES AND NET ASSETS

   Shares/                                                          Value (000s)
 Face Amount     Security Description                                 (Note 1)
--------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS 13.7%

  64,588,464    Fremont Money Market Fund(a)                       $     64,589
$ 14,106,068    Repurchase Agreement,
                  State Street Bank, 0.430%,
                  11/03/03 (Maturity Value $14,107)
                  (Cost $14,106) Collateral: FHLMC
                  2.070%, 08/26/05
                  (Collateral Value $14,393)                             14,106
                                                                   ------------

TOTAL SHORT-TERM INVESTMENTS (COST $78,695)                              78,695
                                                                   ------------

TOTAL INVESTMENTS (COST $467,119), 101.4%                               581,993
                                                                   ------------

OTHER ASSETS AND LIABILITIES, NET, (1.4)%                                (8,316)
                                                                   ------------

NET ASSETS, 100.0%                                                 $    573,677
                                                                   ============

*    Non-income producing security.

(a)  Affiliated issuer. See Note 2 of "Notes to Financial Statements."

(b)  Board valued security and illiquid security.

PORTFOLIO ABBREVIATIONS

FHLMC     Federal Home Loan Mortgage Corp.
PLC       Public Limited Company

The accompanying notes are an integral part of these financial statements.

                                                  FREMONT U.S. MICRO-CAP FUND  7

                           FREMONT U.S. MICRO-CAP FUND
                                October 31, 2003

STATEMENT OF ASSETS AND LIABILITIES
(ALL NUMBERS IN THOUSANDS EXCEPT NET ASSET VALUE PER SHARE)

ASSETS:

     Investments in securities at cost                             $    453,013
     Repurchase agreements at cost                                       14,106
                                                                   ------------
         TOTAL INVESTMENTS AT COST                                 $    467,119
                                                                   ============

     Investments in securities at value                            $    567,887
     Repurchase agreements at value                                      14,106
     Dividends and interest receivable                                       68
     Receivable for securities sold                                       1,257
     Receivable from sale of fund shares                                  2,188
                                                                   ------------
         TOTAL ASSETS                                                   585,506
                                                                   ------------

LIABILITIES:

     Payable for securities purchased                                     9,878
     Payable for fund shares redeemed                                     1,261
     Accrued expenses:
          Investment advisory fees                                          690
                                                                   ------------

         TOTAL LIABILITIES                                               11,829
                                                                   ------------

NET ASSETS                                                         $    573,677
                                                                   ============
Net assets consist of:
     Paid in capital                                               $    661,354
     Unrealized appreciation on investments                             114,874
     Accumulated net realized loss                                     (202,551)
                                                                   ------------

NET ASSETS                                                         $    573,677
                                                                   ============
SHARES OF CAPITAL STOCK OUTSTANDING                                      20,385
                                                                   ============
NET ASSET VALUE PER SHARE
     (Net Assets / Shares of Capital Stock Outstanding)            $      28.14
                                                                   ============

The accompanying notes are an integral part of these financial statements.

8  FREMONT U.S. MICRO-CAP FUND

                           FREMONT U.S. MICRO-CAP FUND
                                October 31, 2003

STATEMENT OF OPERATIONS
(ALL NUMBERS IN THOUSANDS)

INVESTMENT INCOME:

     Dividends                                                       $      718
     Interest                                                                79
                                                                     ----------
         TOTAL INCOME                                                       797
                                                                     ----------

EXPENSES:
                                                                          7,516
     Investment advisory fees
                                                                     ----------

         TOTAL EXPENSES                                                   7,516
                                                                     ----------
             NET INVESTMENT LOSS                                         (6,719)
                                                                     ----------

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENTS:

          Net realized loss from investments                           (101,849)
          Net unrealized appreciation on investments                    307,624
                                                                     ----------
          Net realized and unrelaized gain from investments             205,775
                                                                     ----------

             NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS    $  199,056
                                                                     ==========

The accompanying notes are an integral part of these financial statements.

                                                  FREMONT U.S. MICRO-CAP FUND  9

                           FREMONT U.S. MICRO-CAP FUND
                      Year Ended October 31, 2003 and 2002

STATEMENT OF CHANGES IN NET ASSETS
(ALL NUMBERS IN THOUSANDS)
                                                                              2003           2002
                                                                           ----------     ----------
INCREASE (DECREASE) IN NET ASSETS:
     From operations:
          Net investment loss                                              $   (6,719)    $   (7,547)
          Net realized loss from investments                                 (101,849)       (65,900)
          Net unrealized appreciation (depreciation) on investments           307,624        (92,811)
                                                                           ----------     ----------
             Net increase (decrease) in net assets from operations            199,056       (166,258)
                                                                           ----------     ----------
     From capital share transactions:
          Proceeds from shares sold                                           167,963        704,571
          Payments for shares redeemed                                       (194,410)      (737,504)
                                                                           ----------     ----------

             Net decrease in net assets from capital share transactions       (26,447)       (32,933)
                                                                           ----------     ----------

          Net increase (decrease) in net assets                               172,609       (199,191)
Net assets at beginning of year                                               401,068        600,259
                                                                           ----------     ----------

NET ASSETS AT END OF YEAR                                                  $  573,677     $  401,068
                                                                           ==========     ==========

CAPITAL TRANSACTIONS IN SHARES:
     Sold                                                                       7,860         30,007
     Redeemed                                                                  (9,242)       (32,045)
                                                                           ----------     ----------
          Net decrease from capital share transactions                         (1,382)        (2,038)
                                                                           ==========     ==========

The accompanying notes are an integral part of these financial statements.

10  FREMONT U.S. MICRO-CAP FUND

                           FREMONT U.S. MICRO-CAP FUND
                              Financial Highlights

                                                                                   YEAR ENDED OCTOBER 31
--------------------------------------------------------------------------------------------------------------------------------
                                                             2003           2002           2001           2000           1999
                                                          ----------     ----------     ----------     ----------     ----------
SELECTED PER SHARE DATA
     For one share outstanding during the period

     NET ASSET VALUE, BEGINNING OF PERIOD                 $    18.43     $    25.22     $    34.99     $    28.36     $    16.34
                                                          ----------     ----------     ----------     ----------     ----------

     INCOME FROM INVESTMENT OPERATIONS
          Net investment income (loss)                          (.33)          (.35)          (.13)           .02           (.18)
          Net realized and unrealized gain (loss)              10.04          (6.44)         (6.69)         13.03          17.94
                                                          ----------     ----------     ----------     ----------     ----------

               Total income from investment operations          9.71          (6.79)         (6.82)         13.05          17.76
                                                          ----------     ----------     ----------     ----------     ----------

     LESS DISTRIBUTIONS
          From net investment income                              --             --             --           (.02)            --
          From net realized gains                                 --             --          (2.95)         (6.40)         (5.74)
                                                          ----------     ----------     ----------     ----------     ----------
               Total distributions                                --             --          (2.95)         (6.42)         (5.74)
                                                          ----------     ----------     ----------     ----------     ----------

     NET ASSET VALUE, END OF PERIOD                       $    28.14     $    18.43     $    25.22     $    34.99     $    28.36
                                                          ==========     ==========     ==========     ==========     ==========

TOTAL RETURN                                                  52.69%        (26.92)%       (20.05)%        46.07%        110.46%
     Net assets, end of period (000s omitted)             $  573,677     $  401,068     $  600,259     $  825,973     $  300,503
     Ratio of net expenses to average net assets1              1.64%          1.61%          1.60%          1.57%          1.82%
     Ratio of net investment income (loss)
       to average net assets                                  (1.47)%        (1.33)%         (.47)%          .06%          (.97)%
     Portfolio turnover rate                                    105%            68%            90%           117%           164%

1 See Note 2 of "Notes to Financial Statements."

The accompanying notes are an integral part of these financial statements.

                                                 FREMONT U.S. MICRO-CAP FUND  11

                           FREMONT U.S. MICRO-CAP FUND

                Notes to Financial Statements - October 31, 2003
                   (All dollars in thousands except par value)

1.   SIGNIFICANT ACCOUNTING POLICIES

          Fremont Mutual Funds, Inc. (the "Investment Company") is an open-end investment company authorized to issue ten billion shares of $0.0001 par value capital stock. These shares are currently offered in thirteen series (the "Funds"), one of which, the Fremont U.S. Micro-Cap Fund (the "Fund"), is covered by this report. The Fund has its own investment objective and policies and operates as a separate mutual fund.

          The following is a summary of significant accounting policies followed by the Fund. These policies are in conformity with accounting principles generally accepted in the United States of America for investment companies.

     A.   SECURITY VALUATION

          Investments are stated at value based on the official closing price on a national securities exchange or, in the absence of a recorded sale, at the mean between the last reported bid and asked prices. Securities for which quotations are not readily available are valued at fair value as determined in good faith under procedures established by the Board of Directors. Short-term notes and similar securities are included in investments at amortized cost, which approximates market value. Investments in mutual funds are valued at net asset value.

     B.   SECURITY TRANSACTIONS

          Security transactions are accounted for as of trade date. Realized gains and losses on security transactions are determined on the basis of specific identification for both financial statement and federal income tax purposes.

     C.   INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

          Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income and estimated expenses are accrued daily. The Investment Company allocates its general expenses to the Fund based upon the Fund's relative net assets or the nature of the services performed and their applicability to the Fund.

     D.   INCOME TAXES

          No provision for federal income taxes is required since each Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all taxable income and net capital gains, if any, to shareholders.

          Income and capital gain distributions are determined in accordance with income tax regulations which differ from accounting principles generally accepted in the United States of America, and therefore, may differ from the information presented in the financial statements. These differences are primarily due to the varying treatments for realized losses subject to wash sale rules.

          Permanent differences are reclassified to paid in capital. Temporary differences, which will reverse in subsequent periods, are not reclassified and remain in undistributed net investment loss or accumulated realized loss. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

     E.   ACCOUNTING ESTIMATES

          The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense for the reporting period. Actual results could differ from those estimates.

     F.   REPURCHASE AGREEMENTS

          The Fund may enter into repurchase agreements through which the Fund acquires a security (the "underlying security") from the seller, a well-established securities dealer or bank that is a member of the Federal Reserve System. The bank or securities dealer agrees to repurchase the underlying security at the same price, plus a specified amount of interest, at a later date. The Fund's repurchase agreements generally have a term of less than one week. The seller must maintain collateral with the Fund's custodian equal to at least 100% of the repurchase price, including accrued interest. At October 31, 2003, all outstanding repurchase agreements held by the Fund had been entered into on that day.

     G.   INDEMNIFICATION OBLIGATIONS

          Under the Fund's organizational documents, its current and former officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred or that would be covered by other parties.

2.   TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

          INVESTMENT ADVISOR

          The Fund has entered into an advisory agreement (the "Agreement") with Fremont Investment Advisors, Inc. (the "Advisor"), a majority-owned subsidiary of Fremont Investors, Inc. Under this agreement, the Advisor supervises and implements the Fund's investment

12  FREMONT U.S. MICRO-CAP FUND

                           FREMONT U.S. MICRO-CAP FUND

                Notes to Financial Statements - October 31, 2003
                   (All dollars in thousands except par value)

          activities. Under the terms of the Agreement, the Advisor receives a single management fee from the Fund, and is obligated to pay all expenses of the Fund except extraordinary expenses (as determined by a majority of the disinterested directors) and interest, brokerage commissions, and other transaction charges relating to the investing activities of the Fund. For its advisory services, the Advisor receives a management fee based on the average daily net assets of the Fund as described below:

               AVERAGE DAILY NET ASSETS                  ADVISORY FEE
               ------------------------                  ------------
               First $30 million                              2.50%
               Next $70 million                               2.00%
               On balance over $100 million                   1.50%

          The Advisor has contractually limited the total operating expenses to 1.98% of average daily net assets, indefinitely.

          The Advisor is in the process of selling its business. The contractual limitations on fund operating expenses and the waiver of expenses by the Advisor may only be changed with Board approval or at the termination of the investment advisory contract. The investment advisory contract automatically terminates upon the sale of the Advisor. As such, they may be continued, terminated or modified, by the Advisor, or its successor. If a sale of the Advisor's business were to occur, fund shareholders will be provided with a proxy requesting approval of the terms of any new investment advisory fees.

          AFFILIATED COMPANY TRANSACTIONS

          Investments in portfolio companies, 5% or more of whose outstanding voting securities are held by the Fund, are defined in the Investment Act of 1940 as "affiliated" companies. The following is a summary of transactions for each issuer who was an affiliate during the year ended October 31, 2003:

                                       SHARE                                                                  SHARE
                                      BALANCE     AGGREGATE      AGGREGATE       NET                         BALANCE       VALUE
                                    OCTOBER 31,    PURCHASE        SALES       REALIZED                    OCTOBER 31,   OCTOBER 31,
          ISSUER                       2002          COST          COST       GAIN/(LOSS)      INCOME         2003          2003
                                    -----------------------------------------------------------------------------------------------

          American Science &
             Engineering, Inc.         488,900    $       12    $    9,171    $   (3,493)            --           --*           --*
          Anaren Microwave, Inc.           --+           583            --            --             --     1,113,400    $   15,755
          Benihana, Inc. (Class A)     432,745            --         5,657        (1,076)            --           --*           --*
          BHA Group Holdings,
             Inc. (Class A)                --+         2,754             6            --     $       34       421,300         9,858
          California Micro
             Devices Corp.           1,089,500            --        16,453       (13,327)            --           --*           --*
          Endocare, Inc.                   --+         1,965        13,147        (6,049)            --           --*           --*
          hi/fn, inc                   589,100         1,946           662           218             --       808,700         8,014
          MDSI Mobile Data Solutions   414,700            --         2,601        (1,854)            --           --*           --*
          Micro Component
             Technology, Inc.          720,900            --         4,190        (3,964)            --           --*           --*
          NeoPharm, Inc.             1,134,500         2,327         1,503          (247)            --     1,435,920        21,941
          Northern Technologies
             International Corp.       330,450            --            --            --             28       330,450         1,834
          PDF Solutions, Inc.              --+         6,143            --            --             --     1,518,200        17,915
          Perma-Fix Environmental
             Services, Inc.                --+         1,777           210           (98)            --     1,856,400         4,251
          RIT Technologies Ltd.        876,900            --            --            --             --       876,900         1,483
          Rimage Corp.                 852,600            --         7,661        (1,300)            --           --*           --*
          Sensytech, Inc.                  --+         4,874         1,506            94             --       377,000         5,655
          Stratos Lightwave, Inc.      538,340           340        17,619       (14,694)            --           --*           --*
          Trident Microsystems, Inc.       --+         8,787           577           190             --     1,034,900        24,010
          Vixel Corp.                      --+         9,751            --            --             --     2,021,200        20,151
          Zygo Corp.                   973,200         1,244        13,617        (3,044)            --           --*           --*
                                                  -----------------------------------------------------                  ----------
                                                  $   42,503    $   94,580    $  (48,644)    $       62                  $  130,867
                                                  =====================================================                  ==========

          + Issuer is not an affiliated company at October 31, 2002.
          * Issuer is not an affiliated company at October 31, 2003.

                                                 FREMONT U.S. MICRO-CAP FUND  13

                           FREMONT U.S. MICRO-CAP FUND

                Notes to Financial Statements - October 31, 2003
                   (All dollars in thousands except par value)

          OTHER RELATED PARTIES

          Certain officers and/or directors of the Fund are also officers and/or directors of the Advisor and/or Fremont Investors, Inc. None of the officers and/or directors so affiliated receives compensation for services as officers and/or directors of the Fund.

          Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund may invest cash in money market funds sponsored and managed by the Advisor. The terms of such transactions are identical to those of non-related entities. As of October 31, 2003, the Fund had 11% invested in the Fremont Money Market Fund. The Fund earned dividends of $486 from the Fremont Money Market Fund during the year ended October 31, 2003.

3.   PURCHASES AND SALES OF INVESTMENT SECURITIES

          Aggregate purchases and aggregate proceeds from sales of securities for the year ended October 31, 2003, were as follows:

                                                     PURCHASES      PROCEEDS
          ----------------------------------------------------------------------
          Long-term securities:                       $413,576      $447,913

4.   PORTFOLIO CONCENTRATIONS

          Although the Fund has a diversified investment portfolio, there are certain investment concentrations of risk which may subject the Fund more significantly to economic changes occurring in certain segments or industries.

5.   FEDERAL INCOME TAX MATTERS

          As of October 31, 2003, the tax basis components of net assets were as follows:

          COST OF INVESTMENTS FOR TAX PURPOSES              $  470,866
                                                            ==========
          Gross tax unrealized appreciation                 $  137,044
          Gross tax unrealized depreciation                    (25,917)
                                                            ----------

          NET TAX UNREALIZED APPRECIATION ON INVESTMENTS       111,127
          CAPITAL LOSS CARRYFORWARD                           (198,804)
          PAID IN CAPITAL                                      661,354
                                                            ----------
          NET ASSETS                                        $  573,677
                                                            ==========

          For federal income tax purposes, the Fund has the following capital loss carryforwards at October 31, 2003 that may reduce distributions of realized gains in future years.

          EXPIRING IN         2009        2010        2011         TOTAL
          ----------------------------------------------------------------------
                            $27,062     $65,655     $106,087     $198,804

6.   LINE OF CREDIT

The Investment Company has a Line of Credit Arrangement ("LOC") with State Street Bank. Under the terms of the LOC, the Fund's borrowings cannot exceed 20% of its net assets and the combined borrowings of all Funds cannot exceed $40 million. The interest rate paid on the Line of Credit equals State Street Bank's overnight federal funds rate as determined on each day at 11:00 am Boston time plus 0.50% per annum. The Fund pays a commitment fee of 0.09% per annum of the unused balance of the Line of Credit. The Fund had the following borrowing activity during the year ended October 31, 2003.

                                                               AMOUNT
          AVERAGE AMOUNT    MAXIMUM AMOUNT    INTEREST     OUTSTANDING AT
           OUTSTANDING       OUTSTANDING       EXPENSE    OCTOBER 31, 2003
          ----------------------------------------------------------------
                $16             $4,340          $ --*            $ --

          * Less than $1,000.

14  FREMONT U.S. MICRO-CAP FUND

                           FREMONT U.S. MICRO-CAP FUND

                Notes to Financial Statements - October 31, 2003
                   (All dollars in thousands except par value)

7.   LEGAL MATTERS (UNAUDITED)

          In late 2003, many companies in the mutual fund industry received regulatory inquiries into their trading practices, specifically related to late trading and market timing. The Advisor and the Funds have received requests to supply information from the New York Attorney General, the U. S. Securities and Exchange Commission and the U.S. Attorney General in the Northern District of California. The Advisor and the Funds are cooperating fully with these inquiries. In addition, the SEC has commenced a formal investigation concerning the Advisor and the Funds' trading activities. The Board of Directors of the Funds has established a special committee of independent directors to direct and oversee a comprehensive review of the facts and circumstances relevant to the Funds' trading practices.

          At this point in that internal review, the Advisor and the Funds have found no evidence of late trading. To date, the review has identified the past existence of market timing arrangements with a few clients that may have been inconsistent with the Advisor's and the Funds' own policies. The last such arrangement was terminated in the fourth quarter of 2002. For each client who actually traded pursuant to such an arrangement, the Advisor's preliminary analysis found that, in the aggregate, such trading activity resulted in a net loss for that client in each Fund in which that client had an arrangement. Most of the Funds did not experience timing transactions under those arrangements, and the few Advisor management personnel who where believed to have initiated, negotiated, or approved those arrangements are no longer employees of the Advisor for unrelated reasons.

          These investigations are not yet complete and the impact to the Funds has not yet been determined.

                                                 FREMONT U.S. MICRO-CAP FUND  15

                           FREMONT U.S. MICRO-CAP FUND
                       Directors and Officers (Unaudited)

                                                                                                  NUMBER OF
                                                                                                PORTFOLIOS IN
          NAME                                                                                   FUND COMPLEX         OTHER
         ADDRESS                    POSITIONS         YEAR            PRINCIPAL OCCUPATIONS      OVERSEEN BY      DIRECTORSHIPS
      DATE OF BIRTH                    HELD         ELECTED(1)           PAST FIVE YEARS           DIRECTOR           HELD
------------------------------------------------------------------------------------------------------------------------------------
"NON-INTERESTED" DIRECTORS
------------------------------------------------------------------------------------------------------------------------------------
Richard E. Holmes(4)                 Director         1988       Vice President and Director,         13
Fremont Investment Advisors, Inc                                 BelMar Advisors, Inc.
333 Market Street, 26th Floor                                    (marketing firm)
San Francisco, CA 94105
5-14-43
------------------------------------------------------------------------------------------------------------------------------------
David L. Egan(4)(5)                  Director         1995       President, Fairfield Capital         13
Fremont Investment Advisors, Inc                                 Associates, Inc. Founding
333 Market Street, 26th Floor                                    Partner of China Epicure,
San Francisco, CA 94105                                          LLC and Palisades
5-1-34                                                           Trading Company, LLC
------------------------------------------------------------------------------------------------------------------------------------
Kimun Lee(4)                         Director         1998       Principal of Resources               13      Montalvo Arts
Fremont Investment Advisors, Inc                                 Consolidated (a consulting                   Association,
333 Market Street, 26th Floor                                    and investment banking                       Cal Performances
San Francisco, CA 94105                                          service group).                               (University of
6-17-46                                                                                                       California
                                                                                                              at Berkeley)
------------------------------------------------------------------------------------------------------------------------------------
Christine D. Timmerman(4)            Director         1999       Financial Consultant                 13
Fremont Investment Advisors, Inc
333 Market Street, 26th Floor
San Francisco, CA 94105
6-29-46

16  FREMONT U.S. MICRO-CAP FUND

                           FREMONT U.S. MICRO-CAP FUND

                       Directors and Officers (Unaudited)

                                                                                                  NUMBER OF
                                                                                                PORTFOLIOS IN
          NAME                                                                                   FUND COMPLEX         OTHER
         ADDRESS                    POSITIONS         YEAR            PRINCIPAL OCCUPATIONS      OVERSEEN BY      DIRECTORSHIPS
      DATE OF BIRTH                    HELD         ELECTED(1)           PAST FIVE YEARS           DIRECTOR           HELD
------------------------------------------------------------------------------------------------------------------------------------
"INTERESTED" DIRECTORS(2) AND OTHER OFFICERS
------------------------------------------------------------------------------------------------------------------------------------
David L. Redo                        Director         1988       7/03-Present, Principal and          13      Sit/Kim International
Fremont Investment, Advisors, Inc.                               Portfolio Manager, Wetherby                  Investment Associates,
333 Market Street, 26th Floor                                    Asset Management; 5/01-7/03,                 Callan Associates,
San Francisco, CA 94105                                          Managing Director, Fremont                   Cal Performances
9-1-37                                                           Investment Advisors, Inc.;                   (University of
                                                                 9/88-5/01, - CEO &                           California at
                                                                 Managing Director, Fremont                   Berkeley), Berkeley
                                                                 Investment Advisors, Inc.;                   Foundation
                                                                 9/88-7/03, Managing Director,
                                                                 Fremont Group, LLC and
                                                                 Fremont Investors, Inc.
------------------------------------------------------------------------------------------------------------------------------------
Deborah L. Duncan(3)                 Chairman,        2003       1/03-Present, Chairman &             13      New York University
Fremont Investment Advisors, Inc.    President,                  President & Director of the                  Stern School
333 Market Street, 26th Floor        Director                    Board of Fremont Mutual
San Francisco, CA 94105                                          Funds, Inc. 4/01-Present,
4-24-55                                                          Managing Director and
                                                                 CFO, Fremont Group, LLC,
                                                                 1979-2000, Executive
                                                                 VP/Asset Management
                                                                 Executive, Chase
                                                                 Manhattan Bank
------------------------------------------------------------------------------------------------------------------------------------
James E. Klescewski                  CFO,             2003       4/03-Present CFO, Treasurer,         13
Fremont Investment Advisors, Inc.    Treasurer                   Fremont Investment Advisors,
333 Market Street, 26th Floor                                    Inc., 7/98-4/03, CFO,
San Francisco, CA 94105                                          Montgomery Asset
11-6-55                                                          Management, LLC
------------------------------------------------------------------------------------------------------------------------------------
Tina Thomas                          Senior Vice      1996       6/03-Present, Senior Vice            13
Fremont Investment Advisors, Inc.    President,                  President, Secretary and
333 Market Street, 26th Floor        Secretary,                  Chief Compliance Officer
San Francisco, CA 94105              and Chief                   6/96-6/03, Vice President,
8-7-49                               Compliance                  Secretary, and Chief
                                     Officer                     Compliance Officer, Fremont
                                                                 Investment Advisors, Inc.

(1) Directors and officers of the Funds serve until their resignation, removal or retirement.

(2)  "Interested persons" within the meaning as defined in the 1940 Act.

(3)  Member of the Executive Committee

(4)  Member of the Audit Committee

(5) David L. Egan will retire from the Fremont Mutual Fund Board effective December 31, 2003.

The statement of additional information contains additional information about fund directors and officers and is available without charge, upon request, by calling 1-800-548-4539.

                                                 FREMONT U.S. MICRO-CAP FUND  17

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

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

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

FREMONT FUNDS
------------------------------
333 Market Street, Suite 2600
San Francisco, CA 94105


Distributed by Quasar Distributors, LLC, Milwaukee, WI 53202

BR001c-0312

ITEM 2. CODE OF ETHICS.
-----------------------

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer and principal financial officer. The registrant has not made any amendment to its code of ethics during the covered period. The registrant has not granted any waivers from any provisions of the code of ethics during the covered period. The registrant undertakes to provide to any person without charge, upon request, a copy of its code of ethics by mail when they call the registrant at 1-800-548-4539.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
-----------------------------------------

The Registrant's Board has determined that Christine D. Timmerman, a member of the registrant's Audit Committee, is an "audit committee financial expert" and "independent," as such terms are defined in this Item.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
-----------------------------------------------

Not required for annual reports filed for periods ending before December 15, 2003.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
----------------------------------------------

Not applicable to open-end investment companies.

ITEM 6. [RESERVED]
------------------

ITEM 7.  DISCLOSURE  OF PROXY VOTING  POLICIES  AND  PROCEDURES  FOR  CLOSED-END
--------------------------------------------------------------------------------
MANAGEMENT INVESTMENT COMPANIES.
--------------------------------

Not applicable to open-end investment companies.

ITEM 8. [RESERVED]
------------------

ITEM 9. CONTROLS AND PROCEDURES.
--------------------------------

(a) Based on their evaluation of the Registrant's Disclosure Controls and Procedures as of a date within 90 days of the Filing Date, the Registrant's President and Treasurer have determined that the Disclosure Controls and Procedures (as defined in Rule 30a-3(c) under the Act) are designed to ensure that information required to be disclosed by the

     Registrant is recorded, processed, summarized and reported by the filing Date, and that information required to be disclosed in the report is accumulated and communicated to the Registrant's management, as appropriate, to allow timely decisions regarding required disclosure.

(b) There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the Registrant's second fiscal half-year that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 10. EXHIBITS.
------------------

(a)  Any code of ethics or amendment thereto. Filed herewith.

(b) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(c) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

     (Registrant) Fremont Mutual Funds, Inc.

     By (Signature and Title) /s/ Deborah L. Duncan
                             -------------------------------------
                                  Deborah L. Duncan, President

     Date December 30, 2003
         ---------------------------------------------------------

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

     By (Signature and Title)* /s/ Deborah L. Duncan
                              ------------------------------------
                                   Deborah L. Duncan, President

     Date December 30, 2003
         ---------------------------------------------------------


     By (Signature and Title)* /s/ James E. Klescewski
                               -----------------------------------
                                   James E. Klescewski, Treasurer

     Date December 30, 2003
         ---------------------------------------------------------